                            Prospectus supplement dated June 29, 2006 (to prospectus dated March 28, 2006)
                                                            $5,084,484,000
                                                             (Approximate)
                                                    Bear Stearns ALT-A Trust 2006-4
                                                            Issuing Entity
                                                Wells Fargo Bank, National Association
                                             Master Servicer and Securities Administrator
                                             Structured Asset Mortgage Investments II Inc.
                                                               Depositor
                                                       EMC Mortgage Corporation
                                                          Sponsor and Seller
                              Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-4
------------------------------------------------------------------------------------------------------------------------
You should consider carefully the risk factors beginning on page S-30 in this prospectus supplement.
------------------------------------------------------------------------------------------------------------------------
The Trust
The trust will consist  primarily of a pool of adjustable  rate Alt-A type mortgage loans secured by first liens on one- to four-family residential properties.
The trust will issue these classes of certificates that are offered under this prospectus supplement:
         o    6 classes of group I senior certificates  designated Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1
              and Class I-3A-2 Certificates,
         o    14 classes of group II senior certificates  designated Class II-1A-1,  Class II-1A-2, Class II-1X-1, Class II-2A-1, Class
              II-2A-2,  Class II-2X-1,  Class II-2X-2, Class II-3A-1, Class II-3A-2, Class II-3A-3, Class II-3A-4, Class II-3A-5, Class
              II-3X-1 and Class II-3X-2 Certificates,
         o    10 classes of group III senior certificates designated Class III-1A-1,  Class III-1A-2,  Class III-2A-1,  Class III-2A-2,
              Class III-3A-1, Class III-3A-2, Class III-3A-3, Class III-3A-4, Class III-3X-1 and Class III-3X-2 Certificates,
         o    4 classes  of group I  subordinate  certificates  designated  Class  I-M-1,  Class  I-M-2,  Class  I-B-1 and Class  I-B-2
              Certificates,
         o    8 classes of group II subordinate  certificates  designated Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class
              II-B-5, Class II-B-6, Class II-B-7 and Class II-B-8 Certificates, and
         o    3 classes of group III subordinate  certificates  designated Class III-B-1, Class III-B-2 and Class III-B-3 Certificates,
              all as more fully described in the tables beginning on pages S-2 through S-5 of this prospectus supplement.

The  certificates  are  obligations  only of the trust,  as the issuing  entity.  Neither the  certificates  nor the mortgage loans are insured or guaranteed by any person,  except as described  herein.  Distributions on the  certificates  will be payable solely from the assets transferred to the trust for the benefit of certificateholders.

Credit Enhancement

Credit  enhancement  for the offered  certificates  related to loan group I will consist of excess  spread,  overcollateralization  and additional  classes of subordinated  certificates.  The offered  certificates  related to loan group I and the Class I-B-3 Certificates may receive additional distributions in respect of interest from payments under the related cap contracts, as described herein.
Credit  enhancement  for the offered  certificates  related to loan group II and loan group III will consist of  additional  classes of subordinated certificates.

Distributions on the  certificates  will be on the 25th of each month, or, if the 25th is not a business day, on the next business day, beginning in July 2006.

Neither the  Securities and Exchange  Commission nor any state  securities  commission has approved the  certificates  or determined if this prospectus supplement or the prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.
The Attorney  General of the state of New York has not passed on or endorsed the merits of this  offering.  Any  representation  to the contrary is unlawful.

The price to investors  will vary from time to time and will be determined at the time of sale.  The proceeds to the depositor from the offering  are  expected to be  approximately  100.13% of the  aggregate  principal  amount of the offered  certificates,  plus  accrued interest thereon, less expenses.  See “Method of Distribution” in this prospectus supplement.

The  Underwriter  will deliver to  purchasers  the offered  certificates  in  book-entry  form through The  Depository  Trust  Company,
Clearstream Banking, société anonyme and the Euroclear System, in each case, on or about June 30, 2006.

                                                       Bear, Stearns & Co. Inc.
                                                              Underwriter

Important notice about information presented in this prospectus supplement and the accompanying prospectus

You should rely only on the  information  contained  in this  document.  We have not  authorized  anyone to provide you with  different information.

We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

o    the accompanying prospectus, which provides general information, some of which may not apply to this series of certificates; and

o    this prospectus supplement, which describes the specific terms of your certificates.

Annex I and Schedule A are incorporated into and comprise a part of this prospectus supplement as if fully set forth herein.

The description of your  certificates in this  prospectus  supplement is intended to enhance the related  description in the prospectus and you should rely on the information in this prospectus supplement as providing additional detail not available in the prospectus.

The  Depositor’s  principal  offices are located at 383 Madison  Avenue,  New York,  New York 10179 and its  telephone  number is (212)
272-2000.

NOTWITHSTANDING  ANY  OTHER  EXPRESS  OR  IMPLIED  AGREEMENT  TO THE  CONTRARY,  THE  SPONSOR,  THE  MASTER  SERVICER,  THE  SECURITIES
ADMINISTRATOR,  THE CAP CONTRACT PROVIDER,  EMC MORTGAGE CORPORATION,  THE TRUSTEE, EACH RECIPIENT OF THE RELATED PROSPECTUS SUPPLEMENT
AND, BY ITS ACCEPTANCE  THEREOF,  EACH HOLDER OF A CERTIFICATE,  AGREES AND ACKNOWLEDGES THAT EACH PARTY HERETO HAS AGREED THAT EACH OF
THEM AND THEIR EMPLOYEES,  REPRESENTATIVES AND OTHER AGENTS MAY DISCLOSE,  IMMEDIATELY UPON COMMENCEMENT OF DISCUSSIONS, TO ANY AND ALL
PERSONS THE TAX TREATMENT AND TAX STRUCTURE OF THE  CERTIFICATES AND THE REMICS,  THE  TRANSACTIONS  DESCRIBED HEREIN AND ALL MATERIALS
OF ANY KIND  (INCLUDING  OPINIONS OR OTHER TAX  ANALYSES)  THAT ARE  PROVIDED TO ANY OF THEM  RELATING  TO SUCH TAX  TREATMENT  AND TAX
STRUCTURE EXCEPT WHERE CONFIDENTIALITY IS REASONABLY NECESSARY TO COMPLY WITH THE SECURITIES LAWS OF ANY APPLICABLE JURISDICTION.

                                                        European Economic Area

         In relation to each Member State of the European  Economic Area which has  implemented the Prospectus  Directive  (referred to herein as a Relevant  Member State),  the  Underwriter has represented and agreed that with effect from and including the date on which the Prospectus  Directive is implemented in that Relevant  Member State (referred to herein as a Relevant  Implementation  Date) it has not made and will not make an offer of notes to the public in that Relevant  Member State prior to the  publication  of a prospectus in relation to the notes which has been  approved  by the  competent  authority  in that  Relevant  Member  State or,  where  appropriate, approved in another  Relevant  Member State and notified to the competent  authority in that Relevant  Member State,  all in accordance with the Prospectus  Directive,  except that it may, with effect from and including the Relevant  Implementation Date, make an offer of notes to the public in that Relevant Member State at any time:

(a)      to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)      to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)      in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the
         Prospectus Directive.

         For the  purposes  of this  provision,  the  expression  an “offer of notes to the  public”  in  relation  to any notes in any
Relevant  Member State means the  communication  in any form and by any means of sufficient  information  on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase  or  subscribe  the notes,  as the same may be varied in that
Member  State by any measure  implementing  the  Prospectus  Directive in that Member  State and the  expression  referred to herein as
Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                                            United Kingdom

         The Underwriter has represented and agreed that:

(a)      it has only  communicated or caused to be communicated  and will only communicate or cause to be communicated an invitation or inducement to engage in investment  activity  (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuing Entity; and

(b)      it has complied and will comply with all  applicable  provisions  of the FSMA with respect to anything  done by it in relation to the notes in, from or otherwise involving the United Kingdom.

                                                           TABLE OF CONTENTS

   ----------------------------------------------------------------------------------------- --------------------
   SUMMARY OF PROSPECTUS SUPPLEMENT                                                          S-1
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   RISK FACTORS                                                                              S-30
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE MORTGAGE POOL                                                                         S-45
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-45
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Billing and Payment Procedures                                                            S-49
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Prepayment Charges on the Mortgage Loans                                                  S-49
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Special Characteristics of the Mortgage Loans                                             S-50
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Indices on the Mortgage Loans                                                             S-50
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   STATIC POOL INFORMATION                                                                   S-51
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE ISSUING ENTITY                                                                        S-52
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE DEPOSITOR                                                                             S-52
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE SPONSOR                                                                               S-54
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE MASTER SERVICER AND THE SERVICERS                                                     S-54
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-54
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Master Servicer                                                                       S-54
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Servicers                                                                             S-55
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   MORTGAGE LOAN ORIGINATION                                                                 S-60
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-60
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Underwriting Standards                                                                    S-64
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   DESCRIPTION OF THE CERTIFICATES                                                           S-70
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-70
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Registration of the Book-Entry Certificates                                               S-72
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Definitive Certificates                                                                   S-73
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Calculation of One-Month LIBOR                                                            S-73
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Distributions on the Group I Certificates                                                 S-74
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Excess Spread and Overcollateralization Provisions                                        S-78
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Pass-Through Rates for the Group I Offered Certificates                                   S-78
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Distributions on the Group II Certificates                                                S-78
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Distributions on the Group III Certificates                                               S-82
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Interest Distributions on the Group II Certificates and the Group III                     S-85
   Certificates
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Principal Distributions on the Group II Senior Certificates and the Group III             S-89
   Senior Certificates
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Principal Distributions on the Group II Subordinate Certificates and Group III            S-91
   Subordinate Certificates
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Monthly Advances                                                                          S-93
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Allocation of Realized Losses; Subordination                                              S-93
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Cross-Collateralization                                                                   S-97
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE CAP CONTRACTS                                                                         S-97
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   YIELD ON THE CERTIFICATES                                                                 S-99
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-99
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Prepayment Considerations                                                                 S-99
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Allocation of Principal Payments                                                          S-101
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Interest Shortfalls and Realized Losses                                                   S-102
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Excess Spread Available to the Group I Certificates                                       S-103
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Pass-Through Rates of the Group II Certificates and the Group III Certificates            S-104
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Assumed Final Distribution Date                                                           S-104
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Weighted Average Life                                                                     S-105
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Yield Sensitivity of the Interest Only Certificates                                       S-140
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   POOLING AND SERVICING AGREEMENT                                                           S-142
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-142
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Assignment of the Mortgage Loans                                                          S-143
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Representations and Warranties                                                            S-143
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Custodian                                                                             S-144
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Trustee                                                                               S-144
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Securities Administrator                                                              S-146
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Master Servicer and Servicers                                                         S-147
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Servicing and Other Compensation and Payment of Expenses                                  S-148
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Table of Fees                                                                             S-149
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Collection and Other Servicing Procedures                                                 S-149
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Modifications                                                                             S-150
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Evidence as to Compliance                                                                 S-150
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Realization Upon Defaulted Mortgage Loans                                                 S-151
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Transfer of Master Servicing                                                              S-151
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Optional Purchase of Defaulted Loans                                                      S-152
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Protected Accounts                                                                    S-152
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Distribution Account                                                                  S-152
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Reserve Fund                                                                          S-153
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Voting Rights                                                                             S-153
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Reports to Certificateholders                                                             S-154
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Termination                                                                               S-154
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   FEDERAL INCOME TAX CONSEQUENCES                                                           S-155
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-155
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Characterization of the Group I Offered Certificates                                      S-156
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Penalty Protection                                                                        S-157
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   METHOD OF DISTRIBUTION                                                                    S-157
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   SECONDARY MARKET                                                                          S-158
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   LEGAL OPINIONS                                                                            S-158
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   LEGAL PROCEEDINGS                                                                         S-158
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS                                      S-159
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   RATINGS                                                                                   S-159
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   LEGAL INVESTMENT                                                                          S-161
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   ERISA CONSIDERATIONS                                                                      S-162
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   AVAILABLE INFORMATION                                                                     S-164
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   REPORTS TO CERTIFICATEHOLDERS                                                             S-164
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   INCORPORATION OF INFORMATION BY REFERENCE                                                 S-164
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   GLOSSARY                                                                                  S-166
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   ANNEX I                                                                                   S-193
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   ANNEX II                                                                                  S-196
   ----------------------------------------------------------------------------------------- --------------------

                                                         TRANSACTION STRUCTURE

                                                   SUMMARY OF PROSPECTUS SUPPLEMENT

         The  following  summary  provides a brief  description  of material  aspects of this  offering and does not contain all of the information that you should consider in making your investment  decision.  To understand all of the terms of the offered  certificates, read carefully this entire  prospectus  supplement and the entire  accompanying  prospectus.  A glossary is included at the end of this prospectus  supplement.  Capitalized  terms used but not defined in the  glossary at the end of this  prospectus  supplement  or in the following summary have the meanings assigned to them in the glossary at the end of the prospectus.

Issuing Entity..............................  Bear Stearns ALT-A Trust 2006-4.

Title of Series.............................  Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates,
                                              Series 2006-4.

Cut-off Date................................  June 1, 2006.

Closing Date................................  On or about June 30, 2006.

Depositor...................................  Structured Asset Mortgage Investments II Inc.

Sponsor.....................................  EMC Mortgage Corporation, an affiliate of the depositor.

Master Servicer.............................  Wells Fargo Bank, National Association.

Servicers...................................  EMC Mortgage  Corporation,  Countrywide  Home Loans  Servicing  LP,
                                              IndyMac Bank,  F.S.B.  and various other  servicers,  none of which will  service  more than 10% of the  mortgage  loans in either loan group I or loan  group II.  Countrywide  Home  Loans  Servicing  LP will service all of the group III mortgage loans.

Originators................................  EMC Mortgage  Corporation,  Countrywide  Home Loans,  Inc.,  IndyMac
                                             Bank,  F.S.B.  and  various  other  originators,  none of which will originate  more than 10% of the mortgage  loans in either loan group
                                             I or loan group II.  Countrywide  Home Loans,  Inc.  will  originate all of the group III mortgage loans.

Cap Contract Provider......................  ABN AMRO Bank. N.V.

Trustee ....................................  Citibank, N.A.

Securities Administrator....................  Wells Fargo Bank, National Association.

Distribution Dates..........................  Distributions on the offered  certificates will be made on the 25th day of each  month,  or, if such day is not a business  day, on the next succeeding business day, beginning in July 2006.

                                              The classes of offered  certificates and their  pass-through  rates and initial  certificate  principal  balances  are set forth in the
Offered Certificates........................  table   below.   The   Issuing   Entity   will  also  issue   other
                                              certificates  designated as the Class I-B-3,  Class  II-B-9,  Class
                                              II-B-10,   Class  II-B-11,  Class  III-B-4,  Class  III-B-5,  Class
                                              III-B-6,  Class I-XP,  Class II-XP,  Class B-IO,  Class R and Class
                                              R-X  Certificates,  which classes are not offered  pursuant to this prospectus supplement.

                                     Group I Offered Certificates
                    Pass-Through        Initial Current         Initial Rating
Class                   Rate            Principal Amount         (S&P/Moody’s)                    Designation
I-1A-1            Adjustable Rate         $774,897,000              AAA/Aaa             Sub-Loan Group I-1 Super Senior
I-1A-2            Adjustable Rate          $95,962,000              AAA/Aaa            Sub-Loan Group I-1 Senior Support
I-2A-1            Adjustable Rate         $807,809,000              AAA/Aaa             Sub-Loan Group I-1 Super Senior
I-2A-2            Adjustable Rate         $100,038,000              AAA/Aaa            Sub-Loan Group I-2 Senior Support
I-3A-1            Adjustable Rate         $550,721,000              AAA/Aaa             Sub-Loan Group I-3 Super Senior
I-3A-2            Adjustable Rate          $68,201,000              AAA/Aaa            Sub-Loan Group I-3 Senior Support
I-M-1             Adjustable Rate          $89,828,000              AA/Aa2                    Group I Subordinate
I-M-2             Adjustable Rate          $55,482,000               A/A2                     Group I Subordinate
I-B-1             Adjustable Rate          $36,988,000             BBB/Baa2                   Group I Subordinate
I-B-2             Adjustable Rate          $13,210,000             BBB-/Baa3                  Group I Subordinate

Total Group I Offered
Certificates*:                            $2,593,136,000
*Approximate

---------------------------------------------------------------------------------------------------------------------------

                                             Group I Non-Offered Certificates
                     Pass-Through           Initial Current          Initial Rating
Class                    Rate              Principal Amount          (S&P/Moody’s)                  Designation
    I-B-3          Adjustable Rate           $15,852,000                 BB/Ba2                 Group I Subordinate
     I-XP                N/A                      N/A                     N/A                   Group I Subordinate
     B-IO                N/A                      $0                      N/A                   Group I Subordinate
      R                  N/A                      $0                      N/A                     Group I Residual
     R-X                 N/A                      $0                      N/A                     Group I Residual
Total Group I Non-Offered
Certificates*:                                $15,852,000
*Approximate

---------------------------------------------------------------------------------------------------------------------------------------

                                         Group II Offered Certificates
                         Pass-Through        Initial Current        Initial Rating
Class                        Rate           Principal Amount        (S&P/Moody’s)                  Designation
II-1A-1                 Variable Rate          $64,603,000             AAA/Aaa          Sub-Loan Group II-1 Super Senior
II-1A-2                 Variable Rate          $6,383,000              AAA/Aaa         Sub-Loan Group II-1 Senior Support
                                                                                       Sub-Loan Group II-1 Senior Interest
II-1X-1                   Fixed Rate            Notional               AAA/Aaa                        Only
II-2A-1                  Fixed Rate**         $514,821,000             AAA/Aaa          Sub-Loan Group II-2 Super Senior
II-2A-2                 Variable Rate          $50,866,000             AAA/Aaa         Sub-Loan Group II-2 Senior Support
                                                                                       Sub-Loan Group II-2 Senior Interest
II-2X-1                    Variable             Notional               AAA/Aaa                        Only
                                                                                       Sub-Loan Group II-2 Senior Interest
II-2X-2                   Fixed Rate            Notional               AAA/Aaa                        Only
II-3A-1                 Variable Rate         $156,922,000             AAA/Aaa          Sub-Loan Group II-3 Super Senior
II-3A-2                 Variable Rate         $173,855,000             AAA/Aaa         Sub-Loan Group II-3 Senior Support
II-3A-3                 Variable Rate         $120,296,000             AAA/Aaa         Sub-Loan Group II-3 Senior Support
II-3A-4                 Variable Rate         $128,097,000             AAA/Aaa         Sub-Loan Group II-3 Senior Support
II-3A-5                 Variable Rate          $57,223,000             AAA/Aaa         Sub-Loan Group II-3 Senior Support
                                                                                       Sub-Loan Group II-3 Senior Interest
II-3X-1                   Fixed Rate            Notional               AAA/Aaa                        Only
                                                                                       Sub-Loan Group II-3 Senior Interest
II-3X-2                   Fixed Rate            Notional               AAA/Aaa                        Only
II-B-1                  Variable Rate          $29,832,000             AA+/Aa1                 Group II Subordinate
II-B-2                  Variable Rate          $18,731,000              AA/Aa2                 Group II Subordinate
II-B-3                  Variable Rate          $7,632,000              AA-/Aa3                 Group II Subordinate
II-B-4                  Variable Rate          $8,325,000               A+/A1                  Group II Subordinate
II-B-5                  Variable Rate          $6,938,000                A/A2                  Group II Subordinate
II-B-6                  Variable Rate          $4,163,000               A-/A3                  Group II Subordinate
II-B-7                  Variable Rate          $4,162,000             BBB+/Baa1                Group II Subordinate
II-B-8                  Variable Rate          $4,162,000              BBB/Baa2                Group II Subordinate

Total Group II
Offered
Certificates*:                               $1,357,011,000

*Approximate
---------------------------------------

** Fixed Rate until April 25, 2011,
     after which they will bear
interest at a variable rate.

                                                   Group II Non-Offered Certificates
                         Pass-Through        Initial Current         Initial Rating
Class                        Rate           Principal Amount          (S&P/Moody’s)               Designation
II-B-9                  Variable Rate         $13,182,000                 BB/NA               Group II Subordinate
II-B-10                 Variable Rate         $10,406,000                 B/NA                Group II Subordinate
II-B-11                 Variable Rate          $6,941,063                  NA                 Group II Subordinate
II-XP                         NA                   NA                      NA                 Group II Subordinate

Total Group II
Non-Offered
Certificates*:                                $30,529,063
*Approximate

---------------------------------------------------------------------------------------------------------------------------------------

                                         Group III Offered Certificates
                         Pass-Through        Initial Current         Initial Rating
Class                        Rate           Principal Amount          (S&P/Moody’s)               Designation
                                                                                           Sub-Loan Group III-1 Super
III-1A-1                Variable Rate         $132,532,000               AAA/Aaa                     Senior
                                                                                          Sub-Loan Group III-1 Senior
III-1A-2                Variable Rate         $11,420,000                AAA/Aa1                    Support
                                                                                           Sub-Loan Group III-2 Super
III-2A-1                Variable Rate         $352,710,000               AAA/Aaa                     Senior
                                                                                          Sub-Loan Group III-2 Senior
III-2A-2                Variable Rate         $30,392,000                AAA/Aa1                    Support
                                                                                           Sub-Loan Group III-3 Super
III-3A-1                Variable Rate         $252,115,000               AAA/Aaa                     Senior
                                                                                          Sub-Loan Group III-3 Senior
III-3A-2                Variable Rate         $156,701,000               AAA/Aaa                    Support
                                                                                           Sub-Loan Group III-3 Super
III-3A-3                Variable Rate         $93,278,000                AAA/Aaa                     Senior
                                                                                          Sub-Loan Group III-3 Senior
III-3A-4                Variable Rate         $43,264,000                AAA/Aa1                    Support
                                                                                          Sub-Loan Group III-3 Senior
III-3X-1                  Fixed Rate            Notional                 AAA/Aaa                 Interest Only
                                                                                          Sub-Loan Group III-3 Senior
III-3X-2                  Fixed Rate            Notional                 AAA/Aaa                 Interest Only
III-B-1                 Variable Rate         $30,094,000                AA/Aa2               Group III Subordinate
III-B-2                 Variable Rate         $19,677,000                 A/A2                Group III Subordinate
III-B-3                 Variable Rate         $12,154,000               BBB/Baa2              Group III Subordinate

Total Group III
Offered
Certificates*:                               $1,134,337,000

*Approximate

---------------------------------------------------------------------------------------------------------------------------------------
                                                  Group III Non-Offered Certificates
                         Pass-Through        Initial Current         Initial Rating
Class                        Rate           Principal Amount          (S&P/Moody’s)               Designation
III-B-4                 Variable Rate         $10,996,000                 BB/NA               Group III Subordinate
III-B-5                 Variable Rate          $6,945,000                 B/NA                Group III Subordinate
III-B-6                 Variable Rate          $5,211,713                  NA                 Group III Subordinate

Total Group III
Non-Offered
Certificates*:                                $23,152,713

---------------------------------------
Total Certificates*:                         $5,154,017,776
*Approximate

Other Information:

The pass-through rates on the certificates are described in detail on pages S-18 through S-22 in this prospectus supplement.

Class II-1X-1 Certificates:

The Class II-1X-1  Certificates  do not have a principal  amount.  The Class II-1X-1  Certificates  have a notional amount equal to the aggregate  certificate  principal  balance of the Class  II-1A-1  Certificates  and the Class II-1A-2  Certificates.  The Class II-1X-1
Certificates have an initial notional amount of $70,986,000.

Class II-2X-1 Certificates:

The Class II-2X-1  Certificates  do not have a principal  amount.  The Class II-2X-1  Certificates  have a notional amount equal to the certificate  principal  balance of the Class II-2A-1  Certificates.  The Class II-2X-1  Certificates have an initial notional amount of
$514,821,000.

Class II-2X-2 Certificates:

The Class II-2X-2  Certificates  do not have a principal  amount.  The Class II-2X-2  Certificates  have a notional amount equal to the certificate  principal  balance of the Class II-2A-2  Certificates.  The Class II-2X-2  Certificates have an initial notional amount of
$50,866,000.

Class II-3X-1 Certificates:

The Class II-3X-1  Certificates  do not have a principal  amount.  The Class II-3X-1  Certificates  have a notional amount equal to the aggregate  certificate  principal  balance of the Class  II-3A-1,  Class  II-3A-3 and Class  II-3A-4  Certificates.  The Class  II-3X-1
Certificates have an initial notional amount of $405,315,000.

Class II-3X-2 Certificates:

The Class II-3X-2  Certificates  do not have a principal  amount.  The Class II-3X-2  Certificates  have a notional amount equal to the aggregate  certificate  principal  balance of the Class  II-3A-1,  Class  II-3A-2,  Class  II-3A-3,  Class  II-3A-4  and Class  II-3A-5
Certificates. The Class II-3X-2 Certificates have an initial notional amount of $636,393,000.

Class III-3X-1 Certificates:

The Class III-3X-1  Certificates do not have a principal  amount.  The Class III-3X-1  Certificates have a notional amount equal to the aggregate  certificate  principal balance of the Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and the Class III-3A-4  Certificates.
The Class III-3X-1 Certificates have an initial notional amount of $545,358,000.

Class III-3X-2 Certificates:

The Class III-3X-2  Certificates do not have a principal  amount.  The Class III-3X-2  Certificates have a notional amount equal to the aggregate  certificate  principal balance of the Class III-3A-2 and the Class III-3A-3  Certificates.  The Class III-3X-2  Certificates
have an initial notional amount of $249,979,000.

The Issuing Entity

The depositor will establish a trust with respect to the Bear Stearns ALT-A Trust, Mortgage Pass-Through  Certificates,  Series 2006-4,
pursuant to a pooling and servicing  agreement  dated as of June 1, 2006,  among the  depositor,  the master  servicer,  the securities administrator, the trustee and the sponsor.

See “Description of the Certificates” in this prospectus supplement.

The certificates  represent in the aggregate the entire beneficial  ownership  interest in the trust.  Distributions of interest and/or principal on the offered certificates will be made only from payments received in connection with the mortgage loans described below.

The Sponsor

EMC Mortgage  Corporation,  in its capacity as mortgage loan seller, the Sponsor or EMC, a Delaware corporation and an affiliate of the depositor and the underwriter, will sell the mortgage loans to the depositor.

The Originators

Approximately  63.95%,  91.80%,  67.34%,  61.18%,  76.70% and 78.94% of the sub-loan group I-1, sub-loan group I-2, sub-loan group I-3, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans,  respectively,  were originated by EMC.  Approximately
20.87% of the sub-loan  group I-1 mortgage  loans,  were  originated by Countrywide  Home Loans,  Inc., or  Countrywide.  Approximately
25.41%,  7.34%,  11.11% and 8.13% of the sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage loans,  respectively,  were originated by IndyMac Bank,  F.S.B.,  or IndyMac.  All of the group III mortgage loans,  were originated by
Countrywide  Home Loans,  Inc., or  Countrywide.  The remainder of the mortgage loans were originated by various  originators,  none of which have originated more than 10% of the mortgage loans in the aggregate of any loan group.

The Servicers

Approximately  67.51%,  97.69%,  70.45%,  67.96%,  75.58% and 82.98% of the sub-loan group I-1, sub-loan group I-2, sub-loan group I-3, sub-loan  group  II-1,  sub-loan  group  II-2  and  sub-loan  group  II-3  mortgage  loans,  respectively,  will  be  serviced  by EMC.
Approximately  20.89%,  of the  sub-loan  group I-1  mortgage  loans  will be  serviced  by  Countrywide  Home Loans  Servicing  LP, or
Countrywide  Servicing.  All of the group III mortgage loans, will be serviced by Countrywide  Servicing.  Approximately 25.41%, 7.34%,
11.11% and 8.13% of the  sub-loan  group I-3,  sub-loan  group  II-1,  sub-loan  group II-2 and  sub-loan  group II-3  mortgage  loans, respectively,  will be serviced by IndyMac.  The remainder of the mortgage loans will be serviced by various  servicers,  none of which will service more than 10% of the mortgage loans in the aggregate of any loan group.

The Mortgage Loans

The trust will  initially  contain  approximately  17,979 first lien  adjustable  rate mortgage  loans  secured by one- to  four-family residential real properties and individual condominium units.

The mortgage loans have an aggregate principal balance of approximately $5,187,044,367 as of the Cut-off Date.

Substantially  all of the mortgage loans have an initial  fixed-rate  period of two, three,  five, seven or ten years.  After the fixed rate period,  if any, the interest rate on each  mortgage loan will be adjusted  semi-annually  based on Six-Month  LIBOR,  or annually based on  One-Year  LIBOR or  One-Year  Treasury,  to equal the  related  index plus a fixed  percentage  set forth in or  computed  in accordance  with the related  note,  subject to rounding  and to certain  other  limitations,  including  an initial  cap, a subsequent periodic cap on each  adjustment  date and a maximum  lifetime  mortgage rate, all as more fully described under “The Mortgage Pool” in this  prospectus  supplement.  The related  index is as described  under “The  Mortgage  Pool-Indices  on the  Mortgage  Loans” in this prospectus  supplement.  As to each mortgage loan, the related servicer will be responsible for calculating and  implementing  interest rate adjustments.

The mortgage  loans have been divided into three  primary  loan groups,  designated  as group I,  group II and group III, as more fully described  below and in Schedule A to this  prospectus  supplement.  The mortgage loans in group I have been further divided into three sub-loan  groups,  designated as sub-loan  group I-1,  sub-loan  group I-2 and sub-loan  group I-3. The mortgage loans in group II have been further divided into three sub-loan  groups,  designated as sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3. The mortgage loans in group III have been further divided into three sub-loan  groups,  designated as sub-loan group III-1,  sub-loan group
III-2 and sub-loan  group III-3.  Except under the limited  circumstances  described in this  prospectus  supplement,  the Class I-1A-1
Certificates  and Class I-1A-2  Certificates  will be entitled to receive  distributions  solely with respect to the sub-loan group I-1 mortgage loans,  the Class I-2A-1  Certificates and Class I-2A-2  Certificates  will be entitled to receive  distributions  solely with respect to the sub-loan group I-2 mortgage loans, and the Class I-3A-1  Certificates and Class I-3A-2  Certificates will be entitled to receive  distributions solely with respect to the sub-loan group I-3 mortgage loans. Except under the limited  circumstances  described in this  prospectus  supplement,  the Class  II-1A-1,  Class  II-1A-2  and Class  II-1X-1  Certificates  will be  entitled  to  receive distributions  solely with respect to the sub-loan  group II-1 mortgage  loans,  the Class II-2A-1,  Class  II-2A-2,  Class II-2X-1 and
Class II-2X-2  Certificates  will be entitled to receive  distributions  solely with respect to the sub-loan group II-2 mortgage loans, and the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4, Class II-3A-5, Class II-3X-1 and Class II-3X-2 Certificates will be entitled  to receive  distributions  solely  with  respect to the  sub-loan  group II-3  mortgage  loans.  Except  under the limited circumstances  described in this prospectus  supplement,  the Class III-1A-1  Certificates and the Class III-1A-2  Certificates will be entitled to receive  distributions solely with respect to the sub-loan group III-1 mortgage loans, the Class III-2A-1  Certificates and the Class  III-2A-2  Certificates  will be entitled to receive  distributions  solely with respect to the sub-loan group III-2 mortgage loans and the Class III-3A-1,  Class III-3A-2,  Class III-3A-3,  Class III-3A-4, Class III-3X-1 and Class III-3X-2 Certificates will be entitled to receive distributions solely with respect to the sub-loan group III-3 mortgage loans.

Approximately 84.21%,  85.39%,  87.32%,  79.36%,  89.86%,  91.30%,  85.90%, 91.40% and 91.06% of the sub-loan group I-1, sub-loan group
I-2,  sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan group III-2 and sub-loan group III-3 mortgage  loans,  respectively,  will require payment of interest only for the initial period set forth in the related mortgage note.

Approximately  53.74%,  73.49%,  54.44%,  54.44%,  64.46% and 64.48% of the sub-loan group I-1, sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage  loans,  respectively,  are assumable in accordance with the terms of the related mortgage note.

Approximately  4.02% of the group I mortgage loans were acquired  through the exercise of the optional  termination  provisions of five securitizations.  These mortgage loans were sold to the Sponsor pursuant to optional  termination  provisions  contained in the related pooling and servicing  agreements.  The  respective  servicers of these  mortgage loans will continue to service such mortgage loans in accordance with the servicing agreements for the related securitization.

The Sub-Loan Group I-1 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group I-1 as of the cut-off date:

Number of mortgage loans:.................. 1,987
Aggregate stated principal
   balance:......................... $959,624,911
Range of stated principal
   balances:................ $4,605 to $4,600,000
Average stated principal
   balance:............................. $482,952
Range of mortgage rates
   (per annum):..................3.324% to 10.212%
Weighted average mortgage
   rate (per annum): ......................7.642%
Range of remaining terms to
   stated maturity (months):............55 to 360
Weighted average remaining
   term to stated maturity (months):..........352
Weighted average loan-to
   value ratio at origination:.............75.20%
Weighted average gross
   margin (per annum):.....................2.346%
Non-Zero Weighted average
   cap at first interest
   adjustment date (per annum):............4.919%
Non-Zero Weighted average
   periodic cap (per annum):...............1.368%
Weighted average maximum
   lifetime mortgage rate
   (per annum):...........................12.783%
Weighted average months
   to first interest adjustment
   date (months):............................. 54
Loan Index Type:
One Year LIBOR.............................21.16%
Six Month LIBOR............................74.60%
One Year Treasury...........................4.24%

The Sub-Loan Group I-2 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group I-2 as of the cut-off date:

Number of mortgage loans:.................. 5,172
Aggregate stated principal
   balance:....................... $1,000,382,723
Range of stated principal
   balances:................. $31,978 to $742,500
Average stated principal
   balance:............................. $193,423
Range of mortgage rates
   (per annum):................. 5.000% to 9.875%
Weighted average mortgage
   rate (per annum):...................... 7.942%
Range of remaining terms to
   stated maturity (months):...........173 to 360
Weighted average remaining
   term to stated maturity (months):......... 358
Weighted average loan-to-
   value ratio at origination:............ 78.09%
Weighted average gross
   margin (per annum):.................... 2.296%
Non-Zero Weighted average
   cap at first interest adjustment
   date (per annum):.......................4.980%
Non-Zero Weighted average
   periodic cap (per annum):.............. 1.096%
Weighted average maximum
   lifetime mortgage rate
   (per annum):.......................... 13.022%
Weighted average months to
   first interest adjustment
   date (months):............................. 57
Loan Index Type:
One Year LIBOR............................. 1.85%
Six Month LIBOR........................... 98.15%

The principal  balances of the sub-loan  group I-2 mortgage  loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac’s mortgage loan purchase program.

The Sub-Loan Group I-3 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group I-3 as of the cut-off date:

Number of mortgage loans:.................. 2,542
Aggregate stated principal
   balance:......................... $682,006,957
Range of stated principal
   balances:............... $38,500 to $2,000,000
Average stated principal
   balance:............................. $268,295
Range of mortgage rates
   (per annum):................. 5.000% to 9.625%
Weighted average mortgage
   rate (per annum):...................... 7.498%
Range of remaining terms to
   stated maturity (months):...........328 to 360
Weighted average remaining
   term to stated maturity (months):......... 358
Weighted average loan-to-
   value ratio at origination:............ 77.38%
Weighted average gross
   margin (per annum):.................... 2.685%
Non-Zero Weighted average
   cap at first interest adjustment
   date (per annum):...................... 5.053%
Non-Zero Weighted average
   periodic cap (per annum):.............. 1.380%
Weighted average maximum
   lifetime mortgage rate
   (per annum):.......................... 12.594%
Weighted average months to
   first interest adjustment
   date (months):............................. 58
Loan Index Type:
One Year LIBOR............................ 29.92%
Six Month LIBOR........................... 70.06%
One Year Treasury.......................... 0.02%

The Group I Mortgage Loans (Aggregate)

The following table describes certain characteristics of all of the group I mortgage loans as of the cut-off date:

Number of mortgage loans:.....................................9,701
Aggregate stated principal
   balance:..........................................$2,642,014,591
Range of stated principal
   balances:...................................$4,605 to $4,600,000
Average stated principal
    balance:...............................................$272,345
Range of mortgage rates (per annum):.............. 3.324% to 10.212%
Weighted average mortgage rate (per annum):...................7.718%
Range of remaining terms to stated maturity (months):.....55 to 360
Weighted average remaining term to stated maturity (months):....356
Weighted average loan-to-value ratio at origination:..........76.86%
Weighted average gross margin (per annum):....................2.415%
Non-Zero Weighted average cap at first interest
    adjustment date (per annum):..............................4.977%
Non-Zero Weighted average periodic cap (per annum):...........1.268%
Weighted average maximum lifetime mortgage rate (per annum):.12.825%
Weighted average months to first interest adjustment
    date (months):...............................................56
Loan Index Type:
One Year LIBOR................................................16.11%
Six Month LIBOR...............................................82.35%
One Year Treasury..............................................1.55%

The Sub-Loan Group II-1 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group II-1 as of the cut-off date:

Number of mortgage loans:.................... 287
Aggregate stated principal
   balance:...........................$77,369,635
Range of stated principal
   balances:................$50,100 to $1,000,000
Average stated principal
    balance:.............................$269,581
Range of mortgage rates (per annum): 5.000% to 9.000%
Weighted average mortgage rate (per annum): 6.714%
Range of remaining terms to stated maturity (months):         347 to 360
Weighted average remaining term to stated maturity (months):   357
Weighted average loan-to-value ratio at origination:  75.82%
Weighted average gross margin (per annum): 2.586%
Non-Zero Weighted average cap at first interest adjustment date (per annum):     3.018%
Non-Zero Weighted average periodic cap (per annum):   1.640%
Weighted average maximum lifetime mortgage rate (per annum):   12.628%
Weighted average months to first interest adjustment date (months):     33
Loan Index Type:
One Year LIBOR............................ 37.95%
Six Month LIBOR........................... 62.05%

The Sub-Loan Group II-2 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group II-2 as of the cut-off date:

Number of mortgage loans:.................. 2,641
Aggregate stated principal
   balance:..........................$616,553,064
Range of stated principal
   balances:..................$35,969 to $800,000
Average stated principal
    balance:.............................$233,454
Range of mortgage rates (per annum): 5.500% to 7.000%
Weighted average mortgage rate (per annum): 6.753%
Range of remaining terms to stated maturity (months):         341 to 360
Weighted average remaining term to stated maturity (months):   358
Weighted average loan-to-value ratio at origination:  76.85%
Weighted average gross margin (per annum): 2.434%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    5.218%
Non-Zero Weighted average periodic cap (per annum):   1.459%
Weighted average maximum lifetime mortgage rate (per annum):   11.979%
Weighted average months to first interest adjustment date (months):     58
Loan Index Type:
One Year LIBOR............................ 23.62%
Six Month LIBOR........................... 76.38%
The principal  balances of the sub-loan group II-2 mortgage  loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac’s mortgage loan purchase program.

The Sub-Loan Group II-3 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group II-3 as of the cut-off date:

Number of mortgage loans:.................. 1,998
Aggregate stated principal
   balance:..........................$693,617,364
Range of stated principal
   balances:................$20,737 to $2,030,000
Average stated principal
    balance:.............................$347,156
Range of mortgage rates (per annum): 4.875% to 7.350%
Weighted average mortgage rate (per annum): 6.908%
Range of remaining terms to stated maturity (months):         313 to 360
Weighted average remaining term to stated maturity (months):   358
Weighted average loan-to-value ratio at origination:  75.02%
Weighted average gross margin (per annum): 2.391%
Non-Zero Weighted average cap at first interest adjustment date (per annum):     5.186%
Non-Zero Weighted average periodic cap (per annum):   1.351%
Weighted average maximum lifetime mortgage rate (per annum):   12.101%
Weighted average months to first interest adjustment date (months):     58
Loan Index Type:
One Year LIBOR............................ 16.08%
Six Month LIBOR........................... 83.92%

The Group II Mortgage Loans (Aggregate)

The following table describes  certain  characteristics  of the group II mortgage loans in all four sub-loan groups of loan group II as of the cut-off date:

Number of mortgage loans:.................. 4,926
Aggregate stated principal
   balance:........................$1,387,540,063
Range of stated principal
   balances:................$20,737 to $2,030,000
Average stated principal
    balance:.............................$281,677
Range of mortgage rates (per annum): 4.875% to 9.000%
Weighted average mortgage rate (per annum): 6.828%
Range of remaining terms to stated maturity (months):         313 to 360
Weighted average remaining term to stated maturity (months):   358
Weighted average loan-to-value ratio at origination:  75.88%
Weighted average gross margin (per annum): 2.421%
Non-Zero Weighted average cap at first interest adjustment date (per annum):     5.079%
Non-Zero Weighted average periodic cap (per annum):   1.415%
Weighted average maximum lifetime mortgage rate (per annum):   12.076%
Weighted average months to first interest adjustment date (months):     56
Loan Index Type:
One Year LIBOR............................ 20.65%
Six Month LIBOR........................... 79.35%

The Sub-Loan Group III-1 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group III-1 as of the cut-off date:

Number of mortgage loans:.................... 638
Aggregate stated principal
   balance:..........................$155,372,731
Range of stated principal
   balances:..................$50,000 to $601,128
Average stated principal
    balance:.............................$243,531
Range of mortgage rates (per annum): 3.375% to 6.625%
Weighted average mortgage rate (per annum):5.934%
Range of remaining terms to stated maturity (months):         341 to 360
Weighted average remaining term to stated maturity (months):  358
Weighted average loan-to-value ratio at origination: 76.47%
Weighted average gross margin (per annum):.2.335%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    4.846%
Non-Zero Weighted average periodic cap (per annum):  1.986%
Weighted average maximum lifetime mortgage rate (per annum):  11.151%
Weighted average months to first interest adjustment date (months):    58
Loan Index Type:
One Year LIBOR.............................85.21%
Six Month LIBOR............................14.08%
One Year Treasury...........................0.71%

The principal  balance of the sub-loan group III-1  mortgage loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac’s mortgage loan purchase program.

The Sub-Loan Group III-2 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group III-2 as of the cut-off date:

Number of mortgage loans:...................1,782

Aggregate stated principal
   balance:..........................$413,494,551

Range of stated principal
   balances:..................$24,958 to $736,500
Average stated principal
    balance:.............................$232,040
Range of mortgage rates (per annum): 6.250% to 9.000%
Weighted average mortgage rate (per annum):6.763%
Range of remaining terms to stated maturity (months):         349 to 360
Weighted average remaining term to stated maturity (months):  358
Weighted average loan-to-value ratio at origination: 77.90%
Weighted average gross margin (per annum):.2.307%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    5.094%
Non-Zero Weighted average periodic cap (per annum):  1.975%
Weighted average maximum lifetime mortgage rate (per annum):  11.929%
Weighted average months to first interest adjustment date (months):    58
Loan Index Type:
One Year LIBOR.............................82.21%

Six Month LIBOR...........................17.42%
One Year Treasury...........................0.37%
The principal  balance of the sub-loan group III-2  mortgage loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac’s mortgage loan purchase program.

The Sub-Loan Group III-3 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group III-3 as of the cut-off date:

Number of mortgage loans:.....................932

Aggregate stated principal
   balance:..........................$588,622,431

Range of stated principal
   balances:................$85,115 to $5,961,500
Average stated principal
    balance:.............................$631,569
Range of mortgage rates (per annum): 4.500% to 9.000%
Weighted average mortgage rate (per annum):6.672%
Range of remaining terms to stated maturity (months):         351 to 360
Weighted average remaining term to stated maturity (months):  359
Weighted average loan-to-value ratio at origination: 74.29%
Weighted average gross margin (per annum):.2.268%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    5.060%
Non-Zero Weighted average periodic cap (per annum):  1.986%
Weighted average maximum lifetime mortgage rate (per annum):  11.766%
Weighted average months to first interest adjustment date (months):    58
Loan Index Type:
One Year LIBOR.............................90.09%
Six Month LIBOR............................9.86%
One Year Treasury...........................0.05%

The Group III Mortgage Loans (Aggregate)

The following table describes certain  characteristics  of the group III mortgage loans in all six sub-loan groups of loan group III as of the cut-off date:

Number of mortgage loans:...................3,352

Aggregate stated principal
   balance:.......................$1,157,489,713

Range of stated principal
   balances:................$24,958 to $5,961,500
Average stated principal
    balance:.............................$345,313
Range of mortgage rates (per annum): 3.375% to 9.000%
Weighted average mortgage rate (per annum):6.606%
Range of remaining terms to stated maturity (months):         341 to 360
Weighted average remaining term to stated maturity (months):  358
Weighted average loan-to-value ratio at origination: 75.87%
Weighted average gross margin (per annum):.2.291%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    5.044%
Non-Zero Weighted average periodic cap (per annum):  1.982%
Weighted average maximum lifetime mortgage rate (per annum):  11.741%
Weighted average months to first interest adjustment date (months):    58
Loan Index Type:
One Year LIBOR.............................86.62%
Six Month LIBOR............................13.13%
One Year Treasury...........................0.25%

Removal and Substitution of a Mortgage Loan

The trustee will  acknowledge the sale,  transfer and assignment to it (or the custodian on its behalf) by the depositor and receipt of the mortgage  loans,  subject to further  review and the  exceptions  which may be noted  pursuant to the  procedures  described in the pooling and servicing  agreement.  If the trustee (or the custodian as its agent) finds that any mortgage loan appears defective on its face,  appears to have not been executed or received,  or appears to be unrelated to the mortgage loans identified in the mortgage loan schedule  (determined on the basis of the mortgagor name,  original  principal balance and loan number),  the trustee (or the custodian as its agent) shall  promptly  notify the sponsor.  The sponsor must then correct or cure any such defect  within 90 days from the date of notice  from the  trustee  (or the  custodian  as its agent) of the defect and if the  sponsor  fails to correct or cure such defect within such period and such defect  materially and adversely  affects the interests of the  certificateholders  in the related mortgage loan, the sponsor will, in accordance with the terms of the pooling and servicing  agreement and the mortgage loan purchase  agreement, within 90 days of the date of notice,  provide the trustee with a substitute  mortgage  loan (if within two years of the closing  date)
or repurchase  the mortgage loan;  provided that, if such defect would cause the mortgage loan to be other than a “qualified  mortgage”
as defined in Section  860G(a)(3)(a)  of the Internal  Revenue Code, any such cure or  substitution  must occur within 90 days from the date such breach was discovered.

Description of the Certificates

General
The Class I-1A-1  Certificates and the Class I-1A-2  Certificates  will represent  interests  principally in sub-loan group I-1 and are sometimes  referred to herein as the Class I-1A  Certificates.  The Class I-2A-1  Certificates and the Class I-2A-2  Certificates  will represent  interests  principally in sub-loan group I-2 and are sometimes referred to herein as the Class I-2A Certificates.  The Class
I-3A-1  Certificates and the Class I-3A-2  Certificates  will represent  interests  principally in sub-loan group I-3 and are sometimes referred to herein as the Class I-3A  Certificates.  The Class I-1A, Class I-2A and Class I-3A  Certificates are sometimes  referred to herein as the group I senior  certificates or the Class I-A  Certificates.  Payments of interest and principal on each class of group I senior  certificates,  as applicable,  will be made first from mortgage loans in the related sub-loan group and thereafter,  in limited circumstances as further described herein, from mortgage loans in the other sub-loan groups in loan group I.

The Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates will each represent  subordinated  interests in the group I mortgage loans and are sometimes referred to herein as the group I subordinate certificates.

The Class I-A,  Class I-M-1,  Class I-M-2,  Class I-B-1 and Class I-B-2  Certificates  are sometimes  referred to herein as the group I offered certificates.

The Class I-B-3, Class I-XP, Class B-IO, Class R and Class R-X Certificates,  which are not offered by this prospectus supplement,  and are sometimes  referred to herein as the non-offered group I certificates,  will each represent  subordinated  interests in the group I mortgage loans.

The group I offered  senior  certificates  and the group I non-offered  certificates  are  sometimes  referred to herein as the group I certificates.

Payments of interest and principal on each class of group I certificates will be made from the group I mortgage loans.

The Class II-1A-1,  Class II-1A-2 and Class II-1X-1  Certificates will represent  interests  principally in sub-loan group II-1 and the
Class II-1A-1  Certificates and the Class II-1A-2  Certificates are sometimes referred to herein as the Class II-1A  Certificates.  The
Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2  Certificates  will represent  interests  principally in sub-loan group
II-2 and the Class  II-2A-1  Certificates  and the Class  II-2A-2  Certificates  are  sometimes  referred  to herein as the Class II-2A
Certificates.  The Class  II-3A-1,  Class  II-3A-2,  Class  II-3A-3,  Class  II-3A-4,  Class  II-3A-5,  Class II-3X-1 and Class II-3X-2
Certificates will represent interests  principally in sub-loan group II-3 and the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class
II-3A-4 and Class II-3A-5  Certificates  are sometimes  referred to herein as the Class II-3A  Certificates.  The Class II-1X-1,  Class
II-2X-1,  Class II-2X-2,  Class II-3X-1 and Class II-3X-2  Certificates are sometimes  referred to herein as the group II interest only certificates.  The Class II-1A,  Class II-2A and Class II-3A  Certificates  and the group II interest only  certificates  are sometimes referred  to  herein  as the  group II senior  certificates.  Payments  of  interest  and  principal  on each  class of group II senior certificates,  as  applicable,  will be made first  from  mortgage  loans in the  related  sub-loan  group and  thereafter,  in limited circumstances as further described herein, from mortgage loans in the other sub-loan groups in loan group II.

The Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6, Class II-B-7 and Class II-B-8 Certificates
will each represent  subordinated  interests in the loan group II mortgage  loans and are sometimes  referred to herein as the group II offered subordinate certificates.

The group II senior  certificates and the group II offered  subordinate  certificates are sometimes  referred to herein as the group II offered certificates.

The trust will also issue Class  II-B-9,  Class  II-B-10,  Class  II-B-11 and Class II-XP  Certificates,  which are not offered by this prospectus  supplement,  and are sometimes  referred to herein as the  non-offered  group II  certificates.  The  non-offered  group II certificates will each represent  subordinated  interests in the group II mortgage loans. The non-offered group II certificates  (other than the Class II-XP Certificates) have an initial principal balance of approximately $30,529,063.

The Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4, Class II-B-5, Class II-B-6, Class II-B-7 and Class II-B-8, Class II-B-9,
Class II-B-10 and Class II-B-11 Certificates are sometimes referred to herein as the Class II-B Certificates.

The group II offered  subordinate  certificates,  together with the non-offered group II certificates are sometimes  referred to herein as the group II subordinate certificates.

The Class III-1A-1  Certificates and the Class III-1A-2  Certificates will represent interests  principally in sub-loan group III-1 and are  sometimes  referred  to  herein  as the  Class  III-1A  Certificates.  The Class  III-2A-1  Certificates  and the  Class  III-2A-2
Certificates  will represent  interests  principally  in sub-loan group III-2 and are sometimes  referred to herein as the Class III-2A
Certificates.  The Class III-3A-1,  Class  III-3A-2,  Class III-3A-3,  Class III-3A-4,  Class III-3X-1 and Class III-3X-2  Certificates
will  represent  interests  principally  in sub-loan  group III-3 and the Class  III-3A-1,  Class  III-3A-2,  Class  III-3A-3 and Class
III-3A-4  Certificates  are sometimes  referred to herein as the Class III-3A  Certificates.  The Class III-3X-1  Certificates  and the
Class III-3X-2  Certificates  are sometimes  referred to herein as the group III interest only  certificates.  The Class III-1A,  Class
III-2A and Class III-3A  Certificates and the group III interest only  certificates  are sometimes  referred to herein as the group III senior  certificates.  Payments of interest and principal on each class of group III senior certificates,  as applicable,  will be made first from mortgage loans in the related sub-loan group and thereafter,  in limited  circumstances as further  described  herein,  from mortgage loans in the other sub-loan groups in loan group III.

The Class  III-B-1,  Class III-B-2 and Class III-B-3  Certificates  will each  represent  subordinated  interests in the loan group III mortgage loans and are sometimes referred to herein as the group III offered subordinate certificates.

The group III senior  certificates and the group III offered  subordinate  certificates  are sometimes  referred to herein as the group
III offered certificates.

The trust will also issue  Class  III-B-4,  Class  III-B-5 and Class  III-B-6  Certificates,  which are not offered by this  prospectus supplement,  and are sometimes  referred to herein as the non-offered  group III  certificates.  The non-offered group III certificates will each represent  subordinated  interests in the group III mortgage loans. The non-offered  group III  certificates  have an initial principal balance of approximately $23,152,713.

The Class III-B-1,  Class III-B-2,  Class III-B-3,  Class III-B-4,  Class III-B-5 and Class III-B-6 Certificates are sometimes referred to herein as the Class III-B Certificates.

The group III subordinate  certificates,  together with the group III senior certificates are sometimes referred to herein as the group
III certificates.

The group I offered  certificates,  the group II offered  certificates and the group III offered certificates are sometimes referred to herein as the offered certificates.

The group I senior  certificates,  group II senior  certificates and the group III senior certificates are sometimes referred to herein as the senior certificates.

The group II interest only certificates and the group III interest only  certificates are sometimes  referred to herein as the interest only certificates.

The group III offered subordinate  certificates,  together with the non-offered group III certificates are sometimes referred to herein as the group III subordinate certificates.  The group I subordinate  certificates,  the group II subordinate certificates and the group
III subordinate certificates are sometimes referred to herein as the subordinate certificates.

The non-offered  group I certificates,  non-offered  group II certificates  and non-offered  group III  certificates  together with the offered certificates, are sometimes referred to herein as the certificates.

The Class I-XP  Certificates and the Class II-XP  Certificates,  which are not offered pursuant to this prospectus,  will represent the right of the holder to prepayment  charges on the group I mortgage loans or the group II mortgage loans,  as applicable,  to the extent such prepayment charges are not retained by the related servicer in accordance with the terms of the related servicing  agreement.  The
Class I-XP Certificates and the Class II-XP Certificates are sometimes referred to herein as the Class XP Certificates.

The Class R Certificates and the Class R-X Certificates (also referred to herein as the residual  certificates),  which are not offered pursuant to this prospectus,  will represent the residual interests in the real estate mortgage investment conduits  established by the trust.

The assumed final distribution date for the group I offered certificates is the distribution date occurring in August 2036.

The assumed final distribution date for the group II offered certificates is the distribution date occurring in August 2036.

The assumed final distribution date for the group III offered certificates is the distribution date occurring in July 2036.

Record Date
For each class of group I offered  certificates and for any distribution  date, the business day preceding the applicable  distribution date so long as the group I offered  certificates  remain in book-entry  form; and otherwise the record date shall be the last business day of the month  preceding  the month in which such  distribution  date occurs.  For each class of group II offered  certificates  and group III offered  certificates  and for any  distribution  date, the close of business on the last business day of the month preceding the month in which such distribution date occurs.

Denominations
For each class of offered certificates, $25,000, and multiples of $1.00 in excess thereof.

Registration of Offered Certificates

The trust  will  issue the  offered  certificates,  initially,  in  book-entry  form.  Persons  acquiring  interests  in these  offered certificates will hold their beneficial  interests through The Depository Trust Company, in the United States, or Clearstream  Banking,
société anonyme or the Euroclear System,  in Europe.  The trust will issue the residual  certificates in certificated  fully-registered form.

We refer you to “Description of the Certificates-Registration of the Book-Entry Certificates” in this prospectus supplement.

Pass Through Rates

The  pass-through  rate  for each  class  of  offered  certificates  may  change  from  distribution  date to  distribution  date.  The pass-through  rate will  therefore  be adjusted on a monthly  basis.  Investors  will be notified  of a  pass-through  rate  adjustment through the monthly distribution reports.

Group I Certificates

The pass-through rates on each class of group I certificates are as follows:

The Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-M-1, Class I-M-2, Class I-B-1, Class
I-B-2 and Class  I-B-3  Certificates  will bear  interest at a  pass-through  rate equal to the least of (i)  one-month  LIBOR plus the related  margin,  (ii) 11.50% per annum and (iii) the  weighted  average of the net rates of the group I mortgage  loans in the related sub-loan group as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

One-month  LIBOR for the first  interest  accrual  period and for all  subsequent  accrual  periods shall be determined as described in
“Description of the Certificates-Calculation of One-Month LIBOR” in this prospectus supplement.

The related margin for the Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2,  Class I-3A-1,  Class I-3A-2,  Class I-M-1, Class
I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates will be 0.160%,  0.230%,  0.170%,  0.230%, 0.160%, 0.220%, 0.330%, 0.430%,
1.250%,  2.150% and 2.150% per annum,  respectively,  provided that, after the first possible optional termination date for the group I offered  certificates,  the related margin for the Class I-1A-1,  Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2,
Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates  will be 0.320%,  0.460%,  0.340%,  0.460%,  0.320%
0.440%, 0.495%, 0.645%, 1.875%, 3.225% and 3.225% per annum, respectively.

If on any distribution  date, the pass-through rate for a class of the group I offered  certificates or the Class I-B-3 Certificates is based on the net rate cap as described in this prospectus  supplement,  the holders of the related  certificates will receive a smaller amount of interest than such holders would have received on such  distribution  date had the pass-through rate been calculated based on the lesser of (a)  one-month  LIBOR plus the  related  margin and (b) 11.50% per  annum.  However,  the  shortfalls  described  in this paragraph may be covered by excess cashflow or the cap contracts, as described in the prospectus supplement.

Group II Certificates

The pass-through rates on each class of group II certificates are as follows:

On or prior to the distribution  date in March 2009, the Class II-1A  Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group II-1 mortgage loans minus  approximately  0.586% per annum.  After the  distribution  date in March 2009, the Class II-1A  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-1 mortgage loans.

On or prior to the distribution  date in March 2009, the Class II-1X-1  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately  0.586% per annum based on a notional amount equal to the aggregate  certificate  principal balance of the Class
II-1A-1  Certificates and the Class II-1A-2  Certificates.  After the distribution  date in March 2009, the Class II-1X-1  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the distribution  date in April 2011, the Class II-2A-1  Certificates  will bear interest at a fixed  pass-through  rate equal to the lesser of (i) 5.650% per annum and (ii) the net rates of the sub-loan group II-2 mortgage  loans.  After the  distribution date in April 2011, the Class II-2A-1  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-2 mortgage loans.

On or prior to the distribution date in April 2011, the Class II-2X-1  Certificates will bear interest at a variable  pass-through rate equal to the excess,  if any,  of (i)  weighted  average of the net rates of the  sub-loan  group II-2  mortgage  loans,  over (ii) the pass-through  rate of the Class II-2A-1  Certificates  based on a notional  amount equal to the  certificate  principal  balance of the
Class II-2A-1  Certificates.  After the distribution date in April 2011, the Class II-2X-1  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the distribution date in April 2011, the Class II-2A-2  Certificates will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group II-2 mortgage loans minus  approximately  0.394% per annum.  After the distribution  date in April 2011, the Class II-2A-2  Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group II-2 mortgage loans.

On or prior to the distribution  date in April 2011, the Class II-2X-2  Certificates  will bear interest at a fixed  pass-through  rate equal to  approximately  0.394% per annum based on a notional  amount equal to the certificate  principal  balance of the Class II-2A-2
Certificates.  After  the  distribution  date in April  2011,  the  Class  II-2X-2  Certificates  will not  bear any  interest  and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the distribution date in April 2011, the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5
Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group
II-3 mortgage loans minus approximately  0.543%,  0.293%,  0.543%, 0.543% and 0.293%,  respectively,  per annum. After the distribution date in April 2011, the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5 Certificates will bear interest at a variable pass-through rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans.

On or prior to the distribution  date in April 2011, the Class II-3X-1  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately 0.250% per annum based on a notional amount equal to the aggregate  certificate  principal balance of the Class,
II-3A-1,  Class II-3A-3 and Class II-3A-4 Certificates.  After the distribution date in April 2011, the Class II-3X-1 Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the distribution  date in April 2011, the Class II-3X-2  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately 0.293% per annum based on a notional amount equal to the aggregate  certificate  principal balance of the Class,
II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5 Certificates.  After the distribution date in April 2011, the
Class II-3X-2 Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

The Class II-B  Certificates  will each bear  interest at a variable  pass-through  rate equal to the weighted  average of the weighted average net rate of the mortgage  loans in each  sub-loan  group in loan group II weighted in proportion to the excess of the aggregate stated  principal  balance of each such sub-loan  group over the aggregate  certificate  principal  balance of the senior  certificates related to such sub-loan group.

Group III Certificates

The pass-through rates on each class of group III certificates are as follows:

The Class III-1A  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan group III-1 mortgage loans.

The Class III-2A  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan group III-2 mortgage loans.

On or prior to the distribution date in May 2011, the Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and Class III-3A-4  Certificates
will bear  interest  at a  variable  pass-through  rate equal to the  weighted  average of the net rates of the  sub-loan  group  III-3 mortgage loans minus  approximately  0.217%,  0.420%,  0.420% and 0.217%,  respectively,  per annum. After the distribution date in May
2011,  the Class  III-3A-1,  Class  III-3A-2,  Class  III-3A-3  and  Class  III-3A-4  Certificates  will bear  interest  at a  variable pass-through rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans.

On or prior to the  distribution  date in May 2011, the Class III-3X-1  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately  0.217% per annum based on a notional amount equal to the aggregate  certificate  principal balance of the Class
III-3A-1, Class III-3A-2,  Class III-3A-3 and Class III-3A-4 Certificates.  After the distribution date in May 2011, the Class III-3X-1
Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the  distribution  date in May 2011, the Class III-3X-2  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately 0.203% per annum based on an notional amount equal to the aggregate  certificate  principal balance of the Class
III-3A-2 and Class III-3A-3  Certificates.  After the distribution date in May 2011, the Class III-3X-1  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

The Class III-B  Certificates will bear interest at a variable  pass-through rate equal to the weighted average of the weighted average net rate of the mortgage  loans in each sub-loan  group in loan group III weighted in proportion to the excess of the aggregate  stated
principal balance of each such sub-loan group over the aggregate  certificate  principal balance of the senior certificates  related to such sub-loan group.

The residual certificates and the Class XP Certificates do not have a pass-through rate and will not bear interest.

Distributions on the Certificates

General.  The issuing entity will make  distributions  with respect to each class of  certificates  primarily from certain  collections and other recoveries on the mortgage loans.

Interest  Payments:  On each distribution date holders of the offered  certificates and the Class I-B-3,  Class II-B-9,  Class II-B-10,
Class II-B-11, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates will be entitled to receive:

     o   the interest that has accrued on the  certificate  principal  balance or notional  amount of the related  certificates  at the applicable pass-through rate during the related interest accrual period, and

     o   any interest due on a prior distribution date that was not paid, less

     o   interest shortfalls allocated to the related certificates.

The  interest  accrual  period for the group I offered  certificates  and the Class  I-B-3  Certificates  will be the  period  from and including the preceding  distribution date (or from the closing date, in the case of the first  distribution date) to and including the day prior to the current distribution date.

Interest on the group I offered  certificates,  the Class I-B-3  Certificates will be calculated on the basis of a 360-day year and the actual number of days elapsed during the related interest accrual period.

Each class of group I offered  certificates  and the Class  I-B-3  Certificates  may receive  additional  interest  distributions  from payments under the related cap contracts, as described below under “The Cap Contracts”.

The interest  accrual period for the group II offered  certificates and the group III offered  certificates  will be the calendar month immediately preceding the calendar month in which a distribution date occurs.

Calculations of interest on the group II offered  certificates and the group III offered  certificates  will be based on a 360-day year that consists of twelve 30-day months.

The  notional  amount of the Class  II-1X-1  Certificates  for purposes of  calculating  accrued  certificate  interest is equal to the aggregate  certificate  principal balance of the Class II-1A  Certificates.  The notional amount of the Class II-2X-1  Certificates for purposes  of  calculating  accrued  certificate  interest  is  equal  to  the  certificate  principal  balance  of  the  Class  II-2A-1
Certificates.  The notional amount of the Class II-2X-2  Certificates for purposes of calculating accrued certificate interest is equal to the certificate  principal  balance of the Class II-2A-2  Certificates.  The notional amount of the Class II-3X-1  Certificates  for purposes of calculating  accrued  certificate  interest is equal to the aggregate  certificate  principal balance of the Class II-3A-1,
Class  II-3A-3 and Class  II-3A-4  Certificates.  The notional  amount of the Class II-3X-2  Certificates  for purposes of  calculating accrued  certificate  interest is equal to the aggregate  certificate  principal  balance of the Class II-3A-1,  Class  II-3A-2,  Class
II-3A-3,  Class  II-3A-4 and Class  II-3A-5  Certificates.  The  notional  amount of the Class  III-3X-1  Certificates  for purposes of calculating  accrued  certificate  interest  is equal to the  aggregate  certificate  principal  balance of the Class  III-3A-1,  Class
III-3A-2,  Class  III-3A-3 and Class II-3A-4  Certificates.  The notional  amount of the Class  III-3X-2  Certificates  for purposes of calculating  accrued  certificate  interest is equal to the aggregate  certificate  principal  balance of the Class  III-3A-2 and Class
III-3A-3 Certificates.

Payments on Group I Certificates

On each distribution  date,  holders of the group I offered  certificates and the Class I-B-3  Certificates will receive a distribution of interest and  principal on their  certificates  if there is cash  available on that date subject to the  priorities  for payment set forth in this prospectus supplement.

Distributions to the holders of the group I offered certificates and the Class I-B-3 Certificates will be made as follows:

First,  distributions  of  interest  to the group I offered  certificates  and the Class  I-B-3  Certificates,  and payment of interest shortfalls from previous  distribution dates in the case of the Class I-A Certificates,  will be made from interest collections derived from the group I mortgage loans in the following order of priority:

     o   First,  (a) from interest  collections  derived from the sub-loan group I-1 mortgage loans,  to the Class I-1A-1  Certificates and the Class I-1A-2  Certificates,  on a pro rata basis,  (b) from interest  collections  derived from the sub-loan group I-2 mortgage  loans,  to the Class  I-2A-1  Certificates  and the Class  I-2A-2  Certificates,  on a pro rata basis,  and (c) from interest  collections  derived from the sub-loan  group I-3 mortgage  loans,  to the Class I-3A-1  Certificates  and the Class
         I-3A-2 Certificates, on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Second,  distributions of principal to the group I offered  certificates and the Class I-B-3  Certificates  will be made primarily from principal  collections,  advances  and  excess  interest  derived  from  the  group I  mortgage  loans  until  the  required  level  of overcollateralization is reached, in the following order of priority:

     o   First,  (a) from  collections on the sub-loan group I-1 mortgage loans, to the Class I-1A-1  Certificates and the Class I-1A-2
         Certificates,  on a pro rata basis,  (b) from  collections  on the sub-loan  group I-2  mortgage  loans,  to the  Class I-2A-1
         Certificates  and the  Class I-2A-2  Certificates,  on a pro rata basis,  and (c) from  collections  on the sub-loan group I-3 mortgage loans, to the Class I-3A-1 Certificates and the Class I-3A-2 Certificates, on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Third,  distributions  of any  remaining  excess  interest  will be made  to the  group I  offered  certificates  and the  Class  I-B-3
Certificates for payment of unpaid interest shortfalls and unpaid realized losses in the following order of priority:

     o   First, to the Class I-A Certificates on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Distributions to the group I offered  certificates and the Class I-B-3  Certificates will be made from any remaining excess interest to cover basis risk shortfalls, to the extent not covered by the related cap contracts, in the following order of priority:

     o   First, to the Class I-A Certificates on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Distributions of any remaining excess cashflow will be made to certain non-offered group I certificates.

If on any  distribution  date the  certificates  in a sub-loan  group of loan  group I are no longer  outstanding,  the  portion of the applicable  sub-loan group's principal  distribution  amount otherwise  allocable to such sub-loan group will be allocated to the other sub-loan groups with  outstanding  certificates,  on a pro rata basis, in accordance with such sub-loan group's  aggregate  certificate principal  balance,  and will be  distributed  between the  certificates  in the sub-loan group in the manner set forth above until the certificate principal balance of each such class is reduced to zero.
You   should   review   the   priority   of   payments   for  the   offered   certificates   described   under   “Description   of  the
Certificates-Distributions on the Group I Certificates” in this prospectus supplement.

Payments on Group II Certificates

On each  distribution  date,  holders of the group II  certificates  will receive a  distribution  of interest  and  principal on their certificates  (other than the group II interest only  certificates in the case of principal  distributions)  to the extent of available funds and subject to the priorities for payment set forth in this prospectus supplement.

Distributions to the holders of the group II certificates will be made as follows:

First,  distributions  of interest to the group II certificates  and payment of interest  shortfalls from previous  distribution  dates will be made from interest collections derived from group II mortgage loans in the related sub-loan group.

Second, any remaining  available funds for that sub-loan group will then be distributed to the related group II senior  certificates in payment of principal  (other than the group II interest only  certificates)  up to the amount of principal  distributions  to which the related group II senior certificates are entitled on that distribution date.

Monthly principal  distributions on the Class II-1A  Certificates will generally include principal  payments on the sub-loan group II-1 mortgage loans.  Monthly principal  distributions on the Class II-2A  Certificates  will generally  include  principal  payments on the sub-loan group II-2 mortgage loans.  Monthly principal  distributions on the Class II-3A  Certificates will generally include principal payments on the sub-loan group II-3 mortgage loans.

After payment in full of principal to the group II senior  certificates  (other than the group II  interest-only  certificates)  in any certificate  group,  payments of principal and interest will be made from remaining  available funds for the related  sub-loan group to the group II subordinate  certificates,  sequentially,  in the order of their  numerical  class  designations  to the extent  described herein.

You   should   review   the   priority   of   payments   for  the   offered   certificates   described   under   “Description   of  the
Certificates-Distributions   on  the  Group  II  Certificates”   in  this  prospectus   supplement.   See  also   “Description  of  the
Certificates-Principal  Distributions on the Group II Senior  Certificates”  and “-Principal  Distributions on the Group II Subordinate
Certificates and Group III Subordinate Certificates” in this prospectus supplement.

Payments on Group III Certificates

On each  distribution  date,  holders of the group III  certificates  will receive a  distribution  of interest and  principal on their certificates  (other than the group III interest only  certificates in the case of principal  distributions) to the extent of available funds and subject to the priorities for payment set forth in this prospectus supplement.

Distributions to the holders of the group III certificates will be made as follows:

First,  distributions  of interest to the group III certificates and payment of interest  shortfalls from previous  distribution  dates will be made from interest collections derived from group III mortgage loans in the related sub-loan group.

Second,  any remaining  available  funds for that sub-loan group will then be distributed to the related group III senior  certificates in payment of principal  (other than the group III interest only  certificates)  up to the amount of principal  distributions  to which the related group III senior certificates are entitled on that distribution date.

Monthly  principal  distributions on the Class III-1A  Certificates  will generally  include  principal  payments on the sub-loan group
III-1 mortgage loans.  Monthly principal  distributions on the Class III-2A  Certificates will generally include principal  payments on the sub-loan group III-2 mortgage loans.  Monthly  principal  distributions  on the Class III-3A  Certificates  will generally  include principal payments on the sub-loan group III-3 mortgage loans.

After payment in full of principal to the group III senior  certificates  (other than the group III interest-only  certificates) in any certificate  group,  payments of principal and interest will be made from remaining  available funds for the related  sub-loan group to the group III  subordinate  certificates,  sequentially,  in the order of their numerical  class  designations to the extent  described herein.

You   should   review   the   priority   of   payments   for  the   offered   certificates   described   under   “Description   of  the
Certificates-Distributions   on  the  Group  III   Certificates”  in  this  prospectus   supplement.   See  also  “Description  of  the
Certificates-Principal  Distributions  on the Group II Senior  Certificates  and the Group III Senior  Certificates” in this prospectus supplement.

Credit  enhancement  provides limited  protection to holders of specified  certificates  against shortfalls in payments received on the mortgage loans.

Group I Offered Certificates

Excess  Spread and  Overcollateralization.  The group I mortgage  loans are expected to generate  more  interest  than is needed to pay interest on the group I offered  certificates  and the Class I-B-3  Certificates  because we expect the  weighted  average net interest rate of the group I mortgage loans to be higher than the weighted  average  pass-through  rate on the group I offered  certificates and the Class I-B-3  Certificates.  Interest  payments  received  in respect of the group I mortgage  loans in excess of the amount that is needed to pay interest on the group I offered  certificates  and the Class I-B-3  Certificates  and related trust expenses will be used to reduce the total principal balance of the group I offered  certificates and the Class I-B-3  Certificates  until a required level of overcollateralization has been achieved.

See “Description of the Certificates-Excess Spread and Overcollateralization Provisions” in this prospectus supplement.

Subordination;  Allocation  of Losses.  By issuing group I senior  certificates  and group I  subordinate  certificates,  the trust has increased the likelihood that the group I senior certificateholders will receive regular payments of interest and principal.

The group I senior  certificates  will have payment  priority over the group I subordinate  certificates.  Among the classes of group I subordinate  certificates,  the Class I-M-1  Certificates  will have payment  priority over the Class I-M-2, the Class I-B-1, the Class
I-B-2 and the Class I-B-3  Certificates,  the Class I-M-2 Certificates will have payment priority over the Class I-B-1, the Class I-B-2 and the Class I-B-3  Certificates,  the Class I-B-1  Certificates will have payment priority over the Class I-B-2  Certificates and the
Class I-B-3 Certificates and the Class I-B-2 Certificates will have payment priority over the Class I-B-3 Certificates.

In general,  this loss  protection  is  accomplished  by  allocating  any  realized  losses on the group I mortgage  loans in excess of available  excess spread and any current  overcollateralization  for the group I certificates to the group I subordinate  certificates, beginning with the group I subordinate  certificates with the lowest payment priority,  until the certificate principal balance of that class of group I  subordinate  certificates  has been  reduced to zero and then  allocating  any loss to the next most junior  class of group I subordinate  certificates,  until the certificate principal balance of each class of group I subordinate  certificates has been reduced to zero. If no group I subordinate  certificates  remain  outstanding,  the principal portion of realized losses on the group I mortgage loans will be allocated,  in the case of realized losses on the sub-loan group I-1 mortgage  loans,  first to the Class I-1A-2
Certificates  until the  certificate  principal  balance  thereof has been reduced to zero,  and then to the Class I-1A-1  Certificates until the  certificate  principal  balance  thereof has been reduced to zero, in the case of realized  losses on the sub-loan group I-2 mortgage loans,  first to the Class I-2A-2  Certificates  until the certificate  principal balance thereof has been reduced to zero and then to the Class I-2A-1  Certificates  until the  certificate  principal  balance thereof has been reduced to zero, and in the case of realized  losses on the sub-loan group I-3 mortgage  loans,  first to the Class I-3A-2  Certificates  until the  certificate  principal balance thereof has been reduced to zero, and then to the Class I-3A-1  Certificates  until the certificate  principal  balance thereof has been reduced to zero.

See “Description of the Certificates-Allocation of Realized Losses; Subordination” in this prospectus supplement.

Group II Offered Certificates

Subordination;  Allocation  of  Losses.  The  credit  enhancement  provided  for the  benefit  of the  holders  of the group II offered certificates consists of subordination.  By issuing group II senior certificates and group II subordinate  certificates,  the trust has increased the  likelihood  that the holders of the group II senior  certificates  and the group II  subordinate  certificates  having a higher payment priority will receive regular payments of interest and principal.

The group II senior  certificates will have a payment priority over the group II subordinate  certificates.  Among the classes of group
II  subordinate  certificates,  each class of Class II-B  Certificates  with a lower  numerical  class  designation  will have  payment priority over each class of Class II-B Certificates with a higher numerical class designation.

As with the group I  certificates,  loss  protection for the group II certificates is accomplished by allocating any realized losses on the group II mortgage loans to the group II subordinate  certificates,  beginning with the group II subordinate  certificates  with the lowest payment priority,  until the certificate  principal balance of that class of group II subordinate  certificates has been reduced to zero and then  allocating  any loss to the next most  junior  class of group II  subordinate  certificates,  until  the  certificate principal  balance  of each  class  of  group  II  subordinate  certificates  has been  reduced  to  zero.  If no group II  subordinate certificates  remain  outstanding,  the principal  portion of realized losses on the group II mortgage loans will be allocated,  in the case of realized  losses on the sub-loan  group II-1 mortgage  loans,  first to the Class II-1A-2  Certificates  until the  certificate principal  balance  thereof has been  reduced to zero,  and then to the Class  II-1A-1  Certificates  until the  certificate  principal balance  thereof has been reduced to zero,  in the case of realized  losses on the sub-loan  group II-2  mortgage  loans,  first to the
Class II-2A-2  Certificates  until the  certificate  principal  balance  thereof has been reduced to zero and then to the Class II-2A-1
Certificates  until the  certificate  principal  balance  thereof has been reduced to zero,  and in the case of realized  losses on the sub-loan group II-3 mortgage loans, first to the Class II-3A-5  Certificates  until the certificate  principal balance thereof has been reduced to zero, and then to the Class II-3A-1,  Class II-3A-2,  Class II-3A-3 and the Class II-3A-4 Certificates,  pro rata, until the certificate principal balances thereof has been reduced to zero.

Subordination  provides  the holders of the group II senior  certificates  and the group II  subordinate  certificates  having a higher payment priority in such loan group with protection  against losses realized when the remaining unpaid principal  balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan.

As of the closing date, the aggregate  certificate  principal balance of the Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,
Class  II-B-5,  Class II-B-6,  Class  II-B-7,  Class II-B-8,  Class  II-B-9,  Class II-B-10 and Class II-B-11  Certificates  will equal approximately  8.25% of the aggregate  certificate  principal  balance of all classes of the group II  certificates.  As of the closing date,  the aggregate  certificate  principal  balance of the Class II-B-9,  Class  II-B-10 and Class  II-B-11  Certificates  will equal approximately  2.20% of the aggregate  certificate  principal balance of all classes of the group II certificates (other than the group
II interest only certificates).

In addition,  to extend the period during which the group II subordinate  certificates  remain  available as credit  enhancement to the group II senior certificates,  the entire amount of any prepayments and certain other unscheduled  recoveries of principal with respect to the group II mortgage  loans in the related loan group will be allocated to the group II senior  certificates  (other than the group
II interest  only  certificates)  of the related  certificate  group to the extent  described  in this  prospectus  supplement  on each distribution  date during the first seven years after the closing date (with such  allocation to be subject to further  reduction  over an  additional  four year period  thereafter as described in this  prospectus  supplement),  unless  certain  subordination  levels are achieved and certain loss and delinquency  tests are satisfied.  This structure will accelerate the amortization of the group II senior certificates  (other than the group II interest only  certificates)  relating to each sub-loan  group as a whole while,  in the absence of realized losses in respect of the group II mortgage loans in the related sub-loan group,  increasing the percentage  interest in the principal balance of the group II mortgage loans in such sub-loan group the group II subordinate certificates evidence.

See “Description of the Certificates-Allocation of Losses; Subordination” in this prospectus supplement.

Group III Offered Certificates

Subordination;  Allocation  of  Losses.  The credit  enhancement  provided  for the  benefit  of the  holders of the group III  offered certificates  consists of subordination.  By issuing group III senior  certificates and group III subordinate  certificates,  the trust has increased the likelihood that the holders of the group III senior  certificates and the group III subordinate  certificates  having a higher payment priority will receive regular payments of interest and principal.

The group III senior  certificates  will have a payment  priority  over the group III  subordinate  certificates.  Among the classes of group III subordinate  certificates,  each class of Class III-B Certificates with a lower numerical class designation will have payment priority over each class of Class III-B Certificates with a higher numerical class designation.

As with the group I certificates  and the group II  certificates,  loss  protection for the group III  certificates  is accomplished by allocating any realized  losses on the group III mortgage  loans to the group III  subordinate  certificates,  beginning with the group
III subordinate  certificates  with the lowest payment  priority,  until the certificate  principal  balance of that class of group III subordinate  certificates  has been reduced to zero and then allocating any loss to the next most junior class of group III subordinate certificates,  until the certificate  principal  balance of each class of group III subordinate  certificates has been reduced to zero.
If no group III subordinate  certificates remain outstanding,  the principal portion of realized losses on the group III mortgage loans will be  allocated,  in the  case of  realized  losses  on the  sub-loan  group  III-1  mortgage  loans,  first to the  Class  III-1A-2
Certificates  until the certificate  principal  balance  thereof has been reduced to zero, and then to the Class III-1A-1  Certificates until the  certificate  principal  balance thereof has been reduced to zero, in the case of realized losses on the sub-loan group III-2 mortgage loans, first to the Class III-2A-2  Certificates until the certificate  principal balance thereof has been reduced to zero and then to the Class  III-2A-1  Certificates  until the  certificate  principal  balance  thereof has been reduced to zero, in the case of realized losses on the sub-loan group III-3 mortgage loans, first to the Class III-3A-4  Certificates  until the certificate  principal balance  thereof has been reduced to zero and then to the Class  III-3A-1,  Class III-3A-2 and Class III-3A-3  Certificates,  pro rata, until the certificate principal balances thereof have been reduced to zero.

Subordination  provides the holders of the group III senior  certificates  and the group III subordinate  certificates  having a higher payment priority in such loan group with protection  against losses realized when the remaining unpaid principal  balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan.

As of the closing date,  the aggregate  certificate  principal  balance of the Class  III-B-1,  Class  III-B-2,  Class  III-B-3,  Class
III-B-4,  Class III-B-5 and Class III-B-6  Certificates will equal approximately 7.35% of the aggregate  certificate  principal balance of all  classes of the group III  certificates.  As of the closing  date,  the  aggregate  certificate  principal  balance of the Class
III-B-4,  Class III-B-5 and Class III-B-6  Certificates will equal approximately 2.00% of the aggregate  certificate  principal balance of all classes of the group III certificates (other than the group III interest only certificates).

In addition,  to extend the period during which the group III subordinate  certificates  remain available as credit  enhancement to the group III senior  certificates,  the entire amount of any  prepayments  and certain  other  unscheduled  recoveries  of principal  with respect to the group III mortgage  loans in the related loan group will be allocated to the group III senior  certificates  (other than the group III interest only  certificates) of the related  certificate  group to the extent described in this prospectus  supplement on each  distribution  date during the first seven years after the closing date (with such  allocation to be subject to further  reduction over an additional four year period thereafter as described in this prospectus  supplement),  unless certain  subordination  levels are achieved and certain loss and  delinquency  tests are  satisfied.  This structure will  accelerate  the  amortization  of the group III senior  certificates  relating to each sub-loan group as a whole while,  in the absence of realized  losses in respect of the group III mortgage loans in the related sub loan group,  increasing the  percentage  interest in the principal  balance of the group III mortgage loans in such sub-loan group the group III subordinate certificates evidence.

See “Description of the Certificates-Allocation of Losses; Subordination” in this prospectus supplement.

Advances

Each  servicer will make cash  advances  with respect to  delinquent  payments of scheduled  interest and principal due (if any) on the mortgage  loans for which it acts as  servicer,  in  general,  to the extent  that such  servicer  reasonably  believes  that such cash advances  can be repaid from future  payments  on the related  mortgage  loans.  If the  related  servicer  fails to make any  required advances,  the master  servicer may be obligated to do so, as described in this  prospectus  supplement.  These cash  advances are only intended  to  maintain a regular  flow of  scheduled  interest  and  principal  payments on the  certificates  and are not  intended to guarantee or insure against losses.

The Cap Contracts

Each class of group I offered  certificates and the Class I-B-3  Certificates  will be entitled to the benefits provided by the related cap contract.  There can be no assurance as to the extent of benefits,  if any, that may be realized by the group I  certificateholders as a result of the cap contracts.

The  certificates  in a loan group will only be entitled to the benefit of the related cap  contracts,  and will have no entitlement to the benefits of the cap contracts for any other loan group.

See “The Cap Contracts” in this prospectus supplement.

Servicing and Master Servicing Fee

The master servicer will be entitled to receive,  as compensation  for its activities  under the pooling and servicing  agreement,  the investment  income  received  on  amounts  in the  distribution  account  for a certain  period of days as  further  described  in this prospectus  supplement.  Each of the servicers will be entitled to receive a servicing fee, as  compensation  for its activities  under the  related  Servicing  Agreement,  equal to 1/12th of the  servicing  fee rate  multiplied  by the stated  principal  balance of each mortgage  loan  serviced  by it as of the due date in the month  preceding  the  month in which  such  distribution  date  occurs.  The servicing fee rates will be 0.250% through 0.500% per annum.

Optional Termination

At its option,  the sponsor or its  designee  may  purchase  from the trust all of (i) the group I mortgage  loans,  together  with any properties in respect  thereof  acquired on behalf of the trust,  and thereby effect  termination  and early  retirement of the group I certificates after the stated principal balance of the group I mortgage loans (and properties  acquired in respect thereof),  remaining in the trust has been reduced to less than 20% of the stated  principal  balance of the group I mortgage  loans as of the cut-off date,
(ii) the group II mortgage loans,  together with any properties in respect thereof  acquired on behalf of the trust, and thereby effect termination and early retirement of the group II certificates  after the stated  principal  balance of the group II mortgage loans (and properties  acquired in respect  thereof),  remaining in the trust has been reduced to less than 10% of the stated principal balance of the group II mortgage  loans as of the cut-off date and (iii) the group III mortgage  loans,  together  with any  properties in respect thereof  acquired on behalf of the trust, and thereby effect  termination and early retirement of the group III certificates  after the stated  principal  balance of the group III mortgage loans (and  properties  acquired in respect  thereof),  remaining in the trust has been reduced to less than 10% of the stated principal balance of the group III mortgage loans as of the cut-off date.

See “Pooling and Servicing Agreement-Termination” in this prospectus supplement.

Federal Income Tax Consequences

One or more  elections  will be made to treat the  mortgage  loans and  certain  related  assets  as one or more real  estate  mortgage investment conduits for federal income tax purposes.

See “Federal Income Tax Consequences” in this prospectus supplement.

Ratings

It is a condition to the issuance of the  certificates  that the offered  certificates  receive the  following  ratings from Standard &
Poor's Ratings  Services,  a division of The McGraw-Hill  Companies,  Inc.,  which is referred to herein as S&P, and Moody’s  Investors
Service, Inc., which is referred to herein as Moody’s:

Offered Certificates            S&P       Moody’s
Class I-1A-1                     AAA         Aaa
Class I-1A-2                     AAA         Aaa
Class I-2A-1                     AAA         Aaa
Class I-2A-2                     AAA         Aaa
Class I-3A-1                     AAA         Aaa
Class I-3A-2                     AAA         Aaa
Class II-1A-1                    AAA         Aaa
Class II-1A-2                    AAA         Aaa
Class II-1X-1                    AAA         Aaa
Class II-2A-1                    AAA         Aaa
Class II-2A-2                    AAA         Aaa
Class II-2X-1                    AAA         Aaa
Class II-2X-2                    AAA         Aaa
Class II-3A-1                    AAA         Aaa
Class II-3A-2                    AAA         Aaa
Class II-3A-3                    AAA         Aaa
Class II-3A-4                    AAA         Aaa
Class II-3A-5                    AAA         Aaa
Class II-3X-1                    AAA         Aaa
Class II-3X-2                    AAA         Aaa
Class III-1A-1                   AAA         Aaa
Class III-1A-2                   AAA         Aa1
Class III-2A-1                   AAA         Aaa
Class III-2A-2                   AAA         Aa1
Class III-3A-1                   AAA         Aaa
Class III-3A-2                   AAA         Aaa
Class III-3A-3                   AAA         Aaa
Class III-3A-4                   AAA         Aa1
Class III-3X-1                   AAA         Aaa
Class III-3X-2                   AAA         Aaa
Class I-M-1                      AA          Aa2
Class I-M-2                       A          A2
Class I-B-1                      BBB        Baa2
Class I-B-2                     BBB-        Baa3
Class II-B-1                     AA+         Aa1
Class II-B-2                     AA          Aa2
Class II-B-3                     AA-         Aa3
Class II-B-4                     A+          A1
Class II-B-5                      A          A2
Class II-B-6                     A-          A3
Class II-B-7                    BBB+        Baa1
Class II-B-8                     BBB        Baa2
Class III-B-1                    AA          Aa2
Class III-B-2                     A          A2
Class III-B-3                    BBB        Baa2
A rating is not a  recommendation  to buy, sell or hold  securities and either rating agency can revise or withdraw such ratings at any time. In general, ratings address credit risk and do not address the likelihood of prepayments.
---------------------------------------------------------------------------------------------------------------------------------------

See “Yield on the Certificates” and “Ratings” in this prospectus supplement and “Yield Considerations” in the prospectus.

Legal Investment

The offered  certificates  (other than the Class I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class
II-B-5,  Class II-B-6,  Class II-B-7,  Class II-B-8,  Class III-B-2 and Class III-B-3  Certificates) will constitute  “mortgage related securities”  for purposes of SMMEA,  so long as they are rated in one of the two highest rating  categories by a nationally  recognized statistical rating  organization.  The Class I-M-2, Class I-B-1, Class I-B-2, Class II-B-2,  Class II-B-3,  Class II-B-4, Class II-B-5,
Class  II-B-6,  Class  II-B-7,  Class  II-B-8,  Class III-B-2 and Class III-B-3  Certificates  will not  constitute  “mortgage  related securities” for purposes of SMMEA.

See “Legal Investment” in this prospectus supplement and “Legal Investment Matters” in the prospectus.

ERISA Considerations

The offered  certificates may be purchased by persons  investing assets of employee  benefit plans or individual  retirement  accounts, subject to important considerations. Plans should consult with their legal advisors before investing in the offered certificates.

See “ERISA Considerations” in this prospectus supplement.

                                                             RISK FACTORS

         You are  encouraged  to  carefully  consider  the  following  risk  factors in  connection  with the  purchase  of the offered certificates:

The Offered  Certificates Will Have Limited Liquidity,  So You May Be Unable to Sell Your Securities or May Be Forced to Sell Them at a
Discount from Their Fair Market Value.

         The  underwriter  intends  to make a  secondary  market in the  offered  certificates,  however  the  underwriter  will not be obligated  to do so.  There can be no  assurance  that a secondary  market for the  offered  certificates  will  develop or, if it does develop,  that it will provide holders of the offered  certificates  with liquidity of investment or that it will continue for the life of the offered  certificates.  As a result, any resale prices that may be available for any offered  certificate in any market that may develop may be at a discount from the initial  offering price or the fair market value thereof.  The offered  certificates  will not be listed on any securities exchange.

Credit  Enhancement  Is  Limited;  the  Failure of Credit  Enhancement  to Cover  Losses on the Trust Fund  Assets May Result in Losses
Allocated to the Offered Certificates.

         The  subordination  of (i) each class of group I subordinate  certificates to the group I senior  certificates and the classes of group I subordinate  certificates with a higher payment priority, (ii) each class of group II subordinate  certificates to the group
II senior  certificates  and the classes of group II subordinate  certificates  with a higher payment  priority and (iii) each class of group III subordinate  certificates to the group III senior  certificates and the classes of group III subordinate  certificates with a higher payment priority, in each case, as described in this prospectus  supplement,  is intended to enhance the likelihood that holders of the applicable senior  certificates,  and to a more limited extent, that holders of the applicable  subordinate  certificates with a higher payment  priority,  will receive regular payments of interest and principal and to provide the holders of the applicable  senior certificates,  and to a more  limited  extent,  holders  of related  subordinate  certificates  with a higher  payment  priority,  with protection  against losses realized when the remaining  unpaid  principal  balance on a mortgage loan in the related loan group or loan groups  exceeds the amount of proceeds  recovered  upon the  liquidation  of that mortgage  loan. In general,  this loss  protection is accomplished  by  allocating  the  principal  portion  of any  realized  losses,  to  the  extent  not  covered  by  excess  spread  or overcollateralization  in the case of the  group I  certificates,  among  the  certificates,  beginning  with the  related  subordinate certificates  with the lowest payment priority,  until the certificate  principal balance of that subordinate class has been reduced to zero. The principal  portion of realized losses are then allocated to the next most junior class of related  subordinate  certificates, until the  certificate  principal  balance  of each  class of  related  subordinate  certificates  is  reduced  to zero.  If no group I subordinate  certificates  remain  outstanding,  the  principal  portion  of  realized  losses on the group I  mortgage  loans  will be allocated,  in the case of realized losses on the sub-loan group I-1 mortgage loans,  first to the Class I-1A-2  Certificates until the certificate  principal  balance  thereof has been reduced to zero,  and then to the Class  I-1A-1  Certificates  until the  certificate principal  balance thereof has been reduced to zero, in the case of realized losses on the sub-loan group I-2 mortgage loans,  first to the Class I-2A-2  Certificates  until the certificate  principal  balance thereof has been reduced to zero and then to the Class I-2A-1
Certificates  until the  certificate  principal  balance  thereof has been reduced to zero,  and in the case of realized  losses on the sub-loan group I-3 mortgage loans,  first to the Class I-3A-2  Certificates  until the certificate  principal  balance thereof has been reduced to zero and then to the Class I-3A-1  Certificates  until the certificate  principal  balance thereof has been reduced to zero.
If no group II subordinate  certificates  remain  outstanding,  the principal portion of realized losses on the group II mortgage loans will be allocated,  in the case of realized losses on the sub-loan group II-1 mortgage loans,  first to the Class II-1A-2  Certificates until the  certificate  principal  balance  thereof has been  reduced to zero,  and then to the Class  II-1A-1  Certificates  until the certificate  principal  balance  thereof has been reduced to zero, in the case of realized  losses on the sub-loan  group II-2 mortgage loans,  first to the Class II-2A-2  Certificates  until the certificate  principal balance thereof has been reduced to zero and then to the Class II-2A-1  Certificates  until the certificate  principal balance thereof has been reduced to zero, and in the case of realized losses on the sub-loan group II-3 mortgage  loans,  first to the Class II-3A-5  Certificates  until the certificate  principal  balance thereof has been reduced to zero, then to the Class II-3A-4,  Class II-3A-3,  Class II-3A-2 and Class II-3A-1  Certificates,  pro rata, until  the  certificate  principal  balances  thereof  has been  reduced  to zero.  If no group  III  subordinate  certificates  remain outstanding,  the  principal  portion of realized  losses on the group III mortgage  loans will be  allocated,  in the case of realized losses on the sub-loan group III-1 mortgage loans,  first to the Class III-1A-2  Certificates  until the certificate  principal balance thereof has been reduced to zero, and then to the Class III-1A-1  Certificates  until the  certificate  principal  balance  thereof has been  reduced to zero,  in the case of  realized  losses on the  sub-loan  group  III-2  mortgage  loans,  first to the Class  III-2A-2
Certificates  until the  certificate  principal  balance  thereof has been reduced to zero and then to the Class III-2A-1  Certificates until the  certificate  principal  balance  thereof has been reduced to zero, and in the case of realized  losses on the sub-loan group
III-3 mortgage loans,  first to the Class III-3A-4  Certificates  until the certificate  principal  balance thereof has been reduced to zero and then to the Class  III-3A-1,  Class  III-3A-2 and Class  III-3A-3  Certificates,  pro rata,  until the  certificate  principal balances  thereof have been reduced to zero.  Accordingly,  if the aggregate  certificate  principal  balance of the related classes of subordinate  certificates  with a lower payment priority were to be reduced to zero,  delinquencies  and defaults on the mortgage loans in the related loan groups would reduce the amount of funds  available for monthly  distributions  to the holders of the classes of the related  subordinate  certificates  with a higher  payment  priority.  If the aggregate  certificate  principal  balance of the related classes of subordinate  certificates  were to be reduced to zero,  delinquencies and defaults on the mortgage loans in the related loan group would reduce the amount of funds available for monthly  distributions to the holders of the related senior  certificates.  In the case of  realized  losses on group I mortgage  loans  only,  realized  losses  will be  covered  first by excess  interest  and then by overcollateralization  on the group I certificates  provided by the group I mortgage loans before any allocation of realized  losses to the group I subordinate certificates.

         The ratings of the offered  certificates by the rating  agencies may be lowered  following the initial  issuance  thereof as a result of losses on the mortgage  loans in the related loan group in excess of the levels  contemplated  by the rating  agencies at the time of their initial rating analysis.  Neither the depositor,  the master servicer,  any servicer, the securities  administrator,  the trustee nor any of their  respective  affiliates will have any obligation to replace or supplement any credit  enhancement,  or to take any other  action  to  maintain  the  ratings  of the  offered  certificates.  See  “Description  of  Credit  Enhancement-Reduction  or
Substitution of Credit Enhancement” in the prospectus.

The Rate and Timing of Principal Distributions on the Offered Certificates Will Be Affected by Prepayment Speeds.

         The rate and timing of distributions  allocable to principal on the offered  certificates will depend, in general, on the rate and timing of principal payments  (including  prepayments and collections upon defaults,  liquidations and repurchases) on the mortgage loans in the related loan group and the  allocation  thereof to pay  principal  on these  certificates  as provided in this  prospectus supplement.  As is the case with mortgage  pass-through  certificates  generally,  the offered  certificates are subject to substantial inherent  cash-flow  uncertainties  because the  mortgage  loans may be prepaid at any time.  However,  approximately  38.71%,  48.21%,
47.99%,  29.04%,  41.66%,  39.79%,  23.67%,  38.05% and 40.84% of the sub-group I-1,  sub-loan group I-2,  sub-loan group I-3, sub-loan group II-1,  sub-loan  group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  provide for payment by the mortgagor of a prepayment charge in connection with some  prepayments,  which may act as a deterrent to prepayment of the mortgage loan during the applicable  period. For a detailed  description of the  characteristics of the prepayment  charges on the mortgage  loans,  and the standards  under which the prepayment  charges may be waived by the applicable servicer, see “The Mortgage Pool - Prepayment Charges on the Mortgage Loans” in this prospectus  supplement.  There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

         Generally,  when prevailing interest rates are increasing,  prepayment rates on mortgage loans tend to decrease. A decrease in the  prepayment  rates on the  mortgage  loans  will  result in a reduced  rate of return of  principal  to  investors  in the  offered certificates at a time when reinvestment at higher prevailing rates would be desirable.

         Conversely,  when prevailing  interest rates are declining,  prepayment rates on mortgage loans tend to increase.  An increase in the  prepayment  rates on the  mortgage  loans will result in a greater  rate of return of  principal  to  investors  in the offered certificates, at time when reinvestment at comparable yields may not be possible.

         Unless  the  certificate  principal  balances  of the group I senior  certificates  have  been  reduced  to zero,  the group I subordinate  certificates  will not be entitled to any principal  distributions  until at least the distribution date occurring in July
2009 or during any period in which  delinquencies  or losses on the mortgage  loans exceed  certain  levels.  This will  accelerate the amortization  of the group I senior  certificates  as a whole while,  in the absence of losses in respect of the mortgage  loans in the related  loan group,  increasing  the  percentage  interest in the  principal  balance of the  mortgage  loans the group I  subordinate certificates evidence.

         On each  distribution  date during the first seven years after the closing  date,  the entire  amount of any  prepayments  and certain  other  unscheduled  recoveries  of  principal  with respect to (i) the group II mortgage  loans in any sub-loan  group will be allocated to the related  group II senior  certificates  (other than the group II interest  only  certificates)  and (ii) the group III mortgage  loans in any  sub-loan  group will be  allocated  to the  related  group III senior  certificates  (other  than the group III interest only  certificates),  with such allocation to be subject to further reduction over an additional four year period  thereafter, as described in this prospectus  supplement,  unless the amount of  subordination  provided to the group II senior  certificates by the group II subordinate  certificates or the group III senior  certificates by the group III subordinate  certificates,  respectively,  is twice the amount as of the cut-off date, and certain loss and delinquency  tests are satisfied.  This will accelerate the  amortization of the group II senior certificates and the group III senior  certificates in each certificate group, as applicable,  as a whole while, in the absence of losses in respect of the group II mortgage  loans in the related  sub-loan  group and the group III mortgage loans in the related  sub-loan  group,  in each case,  increasing  the  percentage  interest in the principal  balance of the mortgage loans the related subordinate certificates evidence.

         For  further  information  regarding  the  effect of  principal  prepayments  on the  weighted  average  lives of the  offered certificates,  see “Yield on the  Certificates”  in this  prospectus  supplement,  including  the tables  entitled  “Percent of Initial
Principal Amount Outstanding at the Following CPR Percentage” in this prospectus supplement.

The Yield to Maturity on the Offered Certificates Will Depend on a Variety of Factors.

         The yield to maturity on the offered certificates will depend, in general, on:

                  o   the applicable purchase price; and

                  o   the rate and timing of principal payments (including prepayments and collections upon defaults, liquidations and repurchases) on the related mortgage loans and the allocation thereof to reduce the certificate principal balance of the offered certificates, as well as other factors.

         The yield to  investors  on the  offered  certificates  will be  adversely  affected  by any  allocation  thereto of  interest shortfalls on the related mortgage loans.

         In general, if the offered  certificates are purchased at a premium and principal  distributions on the related mortgage loans occur at a rate faster than  anticipated  at the time of purchase,  the  investor’s  actual  yield to maturity  will be lower than that assumed at the time of purchase.  Conversely,  if the offered  certificates are purchased at a discount and principal  distributions on the related  mortgage  loans occur at a rate slower than that  anticipated  at the time of  purchase,  the  investor’s  actual yield to maturity will be lower than that originally assumed.

         The proceeds to the depositor from the sale of the group I offered  certificates,  the group II offered  certificates  and the group III offered certificates were determined based on a number of assumptions,  including a 30%, 25% and 25%, respectively,  constant rate of  prepayment  each  month,  or CPR,  relative  to the then  outstanding  principal  balance of the related  mortgage  loans.  No representation  is made that the mortgage  loans will prepay at this rate or at any other rate, or that the mortgage  loans will prepay at the same rate. The yield  assumptions  for the offered  certificates  will vary as determined at the time of sale. See “Yield on the
Certificates” in this prospectus supplement.

         The sponsor  may,  from time to time,  implement  programs  designed to  encourage  refinancing.  These  programs may include, without limitation,  modifications of existing loans,  general or targeted  solicitations,  the offering of pre-approved  applications, reduced  origination  fees or  closing  costs,  or other  financial  incentives.  Targeted  solicitations  may be based on a variety of factors,  including  the credit of the borrower or the location of the  mortgaged  property.  In  addition,  the sponsor may  encourage assumptions  of mortgage  loans,  including  defaulted  mortgage  loans,  under which  creditworthy  borrowers  assume the  outstanding indebtedness  of the mortgage loans which may be removed from the related  mortgage pool. As a result of these  programs,  with respect to the mortgage pool underlying any trust,  the rate of principal  prepayments of the mortgage loans in the mortgage pool may be higher than would  otherwise be the case, and in some cases,  the average credit or collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

A Transfer of Servicing May Result in an Increased Risk of Delinquency and Loss on the Mortgage Loans.

         The  primary  servicing  for a majority  of the  mortgage  loans was  transferred  to EMC within  the last three  months.  Any servicing transfer involves notifying  mortgagors to remit payments to a new servicer,  transferring  physical possession of loan files and records to the new servicer  and entering  loan and  mortgagor  data on the  management  information  systems of the new  servicer.
Accordingly,  such transfers could result in misdirected  notices,  misapplied  payments,  data input problems and other  problems.  In addition,  investors  should  note that when the  servicing  of  mortgage  loans is  transferred,  there is  generally  an  increase in delinquencies  associated with such transfer.  Such increase in delinquencies  may result in losses,  which, to the extent they are not absorbed by credit  enhancement,  will cause  losses or  shortfalls  to be incurred  by the  holders of the  offered  certificates.  In addition, any higher default rate resulting from such transfer may result in an acceleration of prepayments on those mortgage loans.

A Transfer of Master  Servicing in an Event of a Master Servicer  Default May Increase the Risk of Delinquency and Loss on the Mortgage
Loans.

         If the master servicer  defaults in its obligations  under the pooling and servicing  agreement,  the master  servicing of the mortgage loans may be transferred to the trustee,  in its capacity as successor  master servicer,  or an alternate master servicer.  In the event of such a transfer of master  servicing  there may be an increased risk of errors in  transmitting  information  and funds to the successor master servicer.

The  Underwriting  Standards  of Some of the  Mortgage  Loans Do Not Conform to the  Standards  of Fannie Mae or Freddie  Mac,  And May
Present a Greater Risk of Loss with Respect to those Mortgage Loans.

         Some of the mortgage  loans were  underwritten  in accordance  with  underwriting  standards  which are primarily  intended to provide for single family  “non-conforming”  mortgage loans. A “non-conforming”  mortgage loan means a mortgage loan that is ineligible for purchase by Fannie Mae or Freddie Mac due to either credit  characteristics of the related mortgagor or documentation  standards in connection with the underwriting of the related  mortgage loan that do not meet the Fannie Mae or Freddie Mac  underwriting  guidelines for “A” credit  mortgagors.  These credit  characteristics  include  mortgagors  whose  creditworthiness  and repayment  ability do not satisfy such Fannie Mae or Freddie Mac underwriting  guidelines and mortgagors who may have a record of credit write-offs,  outstanding judgments,  prior  bankruptcies  and other  credit items that do not satisfy  such Fannie Mae or Freddie Mac  underwriting  guidelines.
These  documentation  standards may include  mortgagors who provide limited or no  documentation in connection with the underwriting of the related mortgage loan. Accordingly,  mortgage loans underwritten under the related originator’s  non-conforming credit underwriting standards are likely to experience rates of delinquency,  foreclosure and loss that are higher, and may be substantially  higher,  than mortgage loans  originated in accordance  with the Fannie Mae or Freddie Mac  underwriting  guidelines.  Any resulting  losses,  to the extent not covered by credit enhancement, may affect the yield to maturity of the related offered certificates.

Book-Entry Securities May Delay Receipt of Payment and Reports.

         If the trust fund issues  certificates in book-entry  form,  certificateholders  may experience  delays in receipt of payments and/or  reports  since  payments and reports will  initially be made to the  book-entry  depository  or its nominee.  In addition,  the issuance of certificates  in book-entry  form may reduce the liquidity of certificates so issued in the secondary  trading market since some investors may be unwilling to purchase certificates for which they cannot receive physical certificates.

The Subordinate Certificates Have a Greater Risk of Loss than the Senior Certificates.

         When certain classes of  certificates  provide credit  enhancement for other classes of certificates it is sometimes  referred to as  “subordination.”  For  purposes  of this  prospectus  supplement,  subordination  with  respect to the offered  certificates  or
“subordinated classes” means:

                  o   with respect to the Class I-1A-1  Certificates:  the Class I-1A-2,  the Class I-M-1,  the Class I-M-2,  the Class
                      I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-2A-1  Certificates:  the Class I-2A-2,  the Class I-M-1,  the Class I-M-2,  the Class
                      I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-3A-1  Certificates:  the Class I-3A-2,  the Class I-M-1,  the Class I-M-2,  the Class
                      I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with  respect to each of the Class  I-1A-2,  Class  I-2A-2 and Class I-3A-2  Certificates:  the Class I-M-1,  the
                      Class I-M-2, the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-M-1  Certificates:  the Class I-M-2,  the Class I-B-1,  the Class I-B-2 and the Class
                      I-B-3 Certificates;

                  o   with respect to the Class I-M-2 Certificates: the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-B-1 Certificates: the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-B-2 Certificates: the Class I-B-3 Certificates;

                  o   with respect to the Class  II-1A-1  Certificates:  the Class  II-1A-2,  the Class II-B-1,  the Class II-B-2,  the
                      Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class II-B-7,  the Class II-B-8,  the
                      Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class  II-2A-1  Certificates:  the Class  II-2A-2,  the Class II-B-1,  the Class II-B-2,  the
                      Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class II-B-7,  the Class II-B-8,  the
                      Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-3A-1  Certificates:  the Class II-3A-2,  the Class II-3A-3,  the Class II-3A-4,  the
                      Class II-3A-5,  the Class II-B-1,  the Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5, the
                      Class II-B-6,  the Class  II-B-7,  the Class  II-B-8,  the Class II-B-9,  the Class II-B-10 and the Class II-B-11
                      Certificates;

                  o   with respect to the Class II-3A-2  Certificates:  the Class II-3A-3,  the Class II-3A-4,  the Class II-3A-5,  the
                      Class II-B-1,  the Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the
                      Class II-B-7, the Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-3A-3  Certificates:  the Class  II-3A-4,  the Class II-3A-5,  the Class II-B-1,  the
                      Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class II-B-7,  the
                      Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class  II-3A-4  Certificates:  the Class  II-3A-5,  the Class II-B-1,  the Class II-B-2,  the
                      Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class II-B-7,  the Class II-B-8,  the
                      Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with  respect to each of the Class  II-1A-2,  the Class  II-2A-2 and the Class  II-3A-5  Certificates:  the Class
                      II-B-1,  the Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class
                      II-B-7, the Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-1  Certificates:  the Class II-B-2,  the Class II-B-3, the Class II-B-4, the Class
                      II-B-5,  the Class II-B-6,  the Class II-B-7, the Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class
                      II-B-11 Certificates;

                  o   with respect to the Class II-B-2  Certificates:  the Class II-B-3,  the Class II-B-4, the Class II-B-5, the Class
                      II-B-6,  the Class  II-B-7,  the Class  II-B-8,  the  Class  II-B-9,  the  Class  II-B-10  and the Class  II-B-11
                      Certificates;

                  o   with respect to the Class II-B-3  Certificates:  the Class II-B-4,  the Class II-B-5, the Class II-B-6, the Class
                      II-B-7, the Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-4  Certificates:  the Class II-B-5,  the Class II-B-6, the Class II-B-7, the Class
                      II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-5  Certificates:  the Class II-B-6,  the Class II-B-7, the Class II-B-8, the Class
                      II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-6  Certificates:  the Class II-B-7,  the Class II-B-8, the Class II-B-9, the Class
                      II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-7  Certificates:  the Class II-B-8,  the Class II-B-9,  the Class II-B-10 and the Class II-B-11
                      Certificates;

                  o   with respect to the Class II-B-8 Certificates: the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-9 Certificates: the Class II-B-10 Certificates and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-10 Certificates: the Class II-B-11 Certificates;

                  o   with respect to the Class III-1A-1  Certificates:  the Class III-1A-2,  the Class III-B-1, the Class III-B-2, the
                      Class III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to the Class III-2A-1  Certificates:  the Class III-2A-2,  the Class III-B-1, the Class III-B-2, the
                      Class III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to the Class III-3A-1  Certificates:  the Class III-3A-2,  the Class  III-3A-3,  the Class III-3A-4,
                      the Class III-B-1,  the Class  III-B-2,  the Class  III-B-3,  the Class III-B-4,  the Class III-B-5 and the Class
                      III-B-6 Certificates;

                  o   with respect to the Class III-3A-2  Certificates:  the Class III-3A-3, the Class III-3A-4, the Class III-B-1, the
                      Class III-B-2, the Class III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to the Class III-3A-3  Certificates:  the Class III-3A-4,  the Class III-B-1, the Class III-B-2, the
                      Class III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to each of the Class  III-1A-2,  the Class III-2A-2 and the Class III-3A-4  Certificates:  the Class
                      III-B-1,  the Class  III-B-2,  the Class  III-B-3,  the Class  III-B-4,  the Class  III-B-5 and the Class III-B-6
                      Certificates;

                  o   with respect to the Class III-B-1  Certificates:  the Class III-B-2,  the Class III-B-3,  the Class III-B-4,  the
                      Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to the Class III-B-2  Certificates:  the Class III-B-3, the Class III-B-4, the Class III-B-5 and the
                      Class III-B-6 Certificates;

                  o   with respect to the Class  III-B-3  Certificates:  the Class  III-B-4,  the Class  III-B-5 and the Class  III-B-6
                      Certificates;

                  o   with  respect  to the  Class  III-B-4  Certificates:  the  Class  III-B-5  Certificates  and  the  Class  III-B-6
                      Certificates; and

                  o   with respect to the Class III-B-5 Certificates: the Class III-B-6 Certificates.

         Credit  enhancement  for the  senior  certificates  will be  provided,  first,  by the  right  of the  holders  of the  senior certificates  to receive  certain  payments of interest  and  principal  prior to the related  subordinated  classes  and,  then by the allocation of realized losses to the related  outstanding  subordinated  class with the lowest payment priority and, in the case of the group I offered certificates or the Class I-B-3 Certificates,  any available excess spread and overcollateralization.  Accordingly,  if the aggregate  certificate  principal  balance of a subordinated  class were to be reduced to zero,  delinquencies  and defaults on the mortgage  loans in the related loan group(s)  would reduce the amount of funds  available for monthly  distributions  to holders of the remaining related outstanding  subordinated class with the lowest payment priority and, if the aggregate  certificate principal balance of all the group I, all the group II or all the group III subordinate  certificates  were to be reduced to zero and, in the case of the group I senior certificates,  excess interest and  overcollateralization  was insufficient,  delinquencies and defaults on the mortgage loans from the related loan groups  would  reduce the amount of funds  available  for monthly  distributions  to holders of the related senior  certificates.  You should fully consider the risks of investing in a subordinate  certificate,  including the risk that you may not fully recover your initial  investment as a result of realized  losses.  See  “Description of the  Certificates” in this prospectus supplement.

         The weighted average lives of, and the yields to maturity on the (i) Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and
Class I-B-3  Certificates  will be progressively  more sensitive,  in that order, to the rate and timing of mortgagor  defaults and the severity of ensuing losses on the group I mortgage loans, (ii) Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4, Class II-B-5,
Class II-B-6,  Class II-B-7,  Class II-B-8,  Class II-B-9,  Class II-B-10 and Class II-B-11  Certificates  will be  progressively  more sensitive,  in that order,  to the rate and timing of mortgagor  defaults  and the severity of ensuing  losses on the group II mortgage loans and (iii) Class III-B-1,  Class III-B-2,  Class III-B-3,  Class  III-B-4,  Class III-B-5 and Class III-B-6  Certificates  will be progressively  more sensitive,  in that order,  to the rate and timing of mortgagor  defaults and the severity of ensuing losses on the group III mortgage  loans.  If the actual rate and severity of losses on the related  mortgage loans is higher than those assumed by an investor in such  certificates,  the actual  yield to maturity of such  certificates  may be lower than the yield  anticipated  by such holder based on such  assumption.  The timing of losses on the related  mortgage  loans will also affect an investor’s  actual yield to maturity,  even if the rate of defaults and severity of losses over the life of such mortgage loans are  consistent  with an investor’s expectations.  In general,  the earlier a loss  occurs,  the greater the effect on an  investor’s  yield to maturity.  Realized  losses allocated  to a class of  certificates  will result in less  interest  accruing on such class of  subordinate  certificates  than would otherwise be the case. Once a realized loss is allocated to a subordinate  certificate,  no interest will be distributable with respect to such written down amount.  However,  the amount of any realized  losses  allocated to the group I  subordinate  certificates  may be reimbursed  to the  holders of the group I  subordinate  certificates  from excess  cash flow or money  remaining  from the related cap contracts according to the priorities set forth under “Description of the  Certificates-Distributions  on the Group I Certificates” and
“The Cap Contracts” in this prospectus supplement.

         It is not expected that the group I subordinated  certificates will be entitled to any principal  distributions until at least
July 2009 or during any  period in which  delinquencies  or losses on the  mortgage  loans  exceed  certain  levels.  As a result,  the weighted  average  of the group I  subordinated  certificates  will be longer  than would  otherwise  be the case if  distributions  of principal were allocated among all of the related  certificates  at the same time. As a result of the longer weighted  average lives of the related subordinated  certificates,  the holders of such certificates have a greater risk of suffering a loss on their investments.
Further,  because such  certificates  might not receive any principal if certain  delinquency or loss levels occur,  it is possible for such certificates to receive no principal distributions even if no losses have occurred on the mortgage pool.

         In  addition,  the  multiple  class  structure  of the  subordinated  certificates  causes  the  yield of such  classes  to be particularly  sensitive to changes in the rates of prepayment of the related  mortgage loans.  Because  distributions of principal will
be  made  to  the   holders   of  such   certificates   according   to  the   priorities   set   forth   under   “Description   of  the
Certificates-Distributions  on the Group I Certificates,”  “-Distributions  on the Group II Certificates”  “-Distributions on the Group
III Certificates” and “The Cap Contracts” in this prospectus supplement,  in this prospectus supplement,  the yield to maturity on such classes of certificates  will be sensitive to the rates of prepayment on the related  mortgage loans  experienced both before and after the  commencement  of principal  distributions  on such  classes.  The yield to maturity on such classes of  certificates  will also be extremely  sensitive to losses due to defaults on the related mortgage loans and the timing thereof,  to the extent such losses are not covered by  overcollateralization  with  respect to such loan  group,  excess  spread with  respect to such loan  group,  or a class of related subordinated  certificates with a lower payment priority.  Furthermore,  the timing of receipt of principal and interest by the related  subordinated  certificates  may be adversely  affected by losses even if such classes of  certificates  do not ultimately bear such loss.

Excess Spread May be Inadequate to Cover Losses on the Group I Mortgage Loans and/or to Build Overcollateralization.

         The group I mortgage  loans are  expected  to generate  more  interest  than is needed to pay  interest on the group I offered certificates  and the Class I-B-3  Certificates  because we expect the weighted average net interest rate on the group I mortgage loans to be higher than the weighted average pass-through rate on the group I offered  certificates and the Class I-B-3 Certificates.  If the group I mortgage  loans generate more interest than is needed to pay interest on the group I offered  certificates  and the Class I-B-3
Certificates and related trust fund expenses,  such “excess spread” will be used to make additional  principal  payments on the group I offered  certificates  and the Class  I-B-3  Certificates,  which  will  reduce  the  total  principal  balance  of the group I offered certificates or the Class I-B-3  Certificates  below the aggregate  principal  balance of the group I mortgage loans,  thereby creating
“overcollateralization.”  Overcollateralization  is  intended  to  provide  limited  protection  to the  holders of the group I offered certificates and the Class I-B-3  Certificates by absorbing losses from liquidated  group I mortgage loans.  However,  we cannot assure you that enough  excess  spread  will be  generated  on the group I mortgage  loans to  establish  or maintain  the  required  level of overcollateralization.  On the closing date, the required  level of  overcollateralization  will be met. If the protection  afforded by overcollateralization is insufficient, then an investor in group I certificates could experience a loss on its investment.

         The excess spread available on any distribution date will be affected by the actual amount of interest  received,  advanced or recovered  in respect of the group I mortgage  loans  during the  preceding  month.  Such  amount may be  influenced  by changes in the weighted  average of the rates on the group I mortgage  loans  resulting  from  prepayments,  defaults  and  liquidations  of the those mortgage loans.

         The overcollateralization  provisions,  whenever overcollateralization is at a level below the required level, are intended to result in an accelerated rate of principal  distributions to holders of the classes of group I offered  certificates or the Class I-B-3
Certificates  then  entitled to  distributions  of  principal.  An earlier  return of  principal  to the holders of the group I offered certificates  or the Class I-B-3  Certificates  as a result of the  overcollateralization  provisions  will  influence the yield on the group I offered  certificates and the Class I-B-3 Certificates in a manner similar to the manner in which principal  prepayments on the group I mortgage loans will influence the yield on the related group I offered certificates and the Class I-B-3 Certificates.

The Group I Offered Certificates May Not Always Receive Interest Based on One-Month LIBOR Plus the Related Margin.

         The group I offered  certificates  may not always  receive  interest  at a rate  equal to  One-Month  LIBOR  plus the  related margin.  The  pass-through  rates on the group I offered  certificates are each subject to a net rate cap equal to the weighted average of the net mortgage rates on the group I mortgage loans in the related  sub-loan group, as further  described  herein.  If the net rate cap on a class of the group I offered  certificates  is less than the lesser of (a) One-Month LIBOR plus the related margin and (b) the
11.50% cap, the interest  rate on such class of group I offered  certificates  will be reduced to the related net rate cap.  Thus,  the yield to investors in such  certificates  will be sensitive  both to  fluctuations  in the level of One-Month  LIBOR and to the adverse effects of the  application of the related net rate cap. The  prepayment or default of mortgage  loans in loan group I with  relatively higher net mortgage  rates,  particularly  during a period of  increased  One-Month  LIBOR rates,  may result in the net rate cap being lower than  otherwise  would be the case.  If on any  distribution  date the  application  of the  related  net rate cap  results in an interest  payment  lower than  One-Month  LIBOR plus the related  margin on the  applicable  class of  certificates  during the related interest accrual period, the value of such class of certificates may be temporarily or permanently reduced.

         To the extent  interest on the group I offered  certificates  is limited to the related net rate cap, the  difference  between
(i) the lesser of (a)  One-Month  LIBOR plus the related  margin and (b) the 11.50% cap and (ii) the related net rate cap will create a shortfall.  This  shortfall will be covered to the extent of excess cash flow available for that purpose and to the extent of available payments  under  the  related  cap  contracts.  However,  payments  under the cap  contracts  are  based on the  lesser  of the  actual certificate  principal  balance of the related class of certificates  and an assumed  principal  amount of such  certificates  based on certain  prepayment  assumptions  regarding the group I mortgage loans. If the group I mortgage loans do not prepay  according to those assumptions,  it may  result in the cap  contracts  providing  insufficient  funds to cover  such  shortfalls.  In  addition,  each cap contract  provides for payment of the excess of One-Month LIBOR over a specified per annum rate, which also may not provide  sufficient funds to cover such shortfalls.  Such shortfalls may remain unpaid on the final distribution date,  including the optional  termination date.

         In  addition,  although  the group I offered  certificates  are entitled to payments  under the related cap  contracts  during periods of increased  One-Month  LIBOR rates,  the  counterparty  thereunder will only be obligated to make such payments under certain circumstances.

         To the extent that  payments  on the group I offered  certificates  depend in part on  payments  to be received  under the cap contracts,  the ability of the trust to make payments on those classes of  certificates  will be subject to the credit risk of ABN AMRO
Bank N.V.

         The cap  contracts  terminate in  accordance  with their terms on the dates set forth in the related  contract.  This date was selected based on certain prepayment  assumptions  regarding the group I mortgage loans and that the optional termination right becomes exercisable and is exercisable at that time. These prepayment  assumptions  were used to determine the projected  principal  balance of the applicable class of certificates  under the contracts.  If prepayments on the group I mortgage loans occur at rates that are slower than those  assumptions,  or even if such group I mortgage loans prepay  according to those  assumptions,  if the optional  termination right is not exercised,  the contracts will terminate prior to the repayment in full of the related classes of  certificates.  See “The
Cap Contracts” in this prospectus supplement.

The Securities Are Not Suitable Investments for All Investors.

         The  certificates  are  complex  investments  that are not  appropriate  for all  investors.  The  interaction  of the factors described above is difficult to analyze and may change from time to time while the certificates  are  outstanding.  It is impossible to predict with any  certainty  the amount or timing of  distributions  on the  certificates  or the likely return on an investment in any such  securities.  As a result,  only  sophisticated  investors  with the  resources to analyze the  potential  risks and rewards of an investment in the certificates should consider such an investment.

Some of the Mortgage Loans Have an Initial Interest Only Period, Which May Result in Increased Delinquencies and Losses.

         As of the cut-off date,  approximately  84.21%,  85.39%,  87.32%,  79.36%,  89.86%,  91.30%,  85.90%, 91.40% and 91.06% of the
sub-loan group I-1,  sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan  group III-2 and sub-loan  group III-3  mortgage  loans,  respectively,  have an initial  interest  only period.
During this  period,  the payment  made by the related  mortgagor  will be less than it would be if the  mortgage  loan  amortized.  In addition,  the mortgage  loan balance will not be reduced by the  principal  portion of  scheduled  payments  during this period.  As a result,  no principal  payments will be made to the certificates  from these mortgage loans during their interest only period except in the case of a prepayment.

         After the initial  interest only period,  the scheduled  monthly  payment on these  mortgage  loans will  increase,  which may result in increased  delinquencies  by the related  mortgagors,  particularly  if interest  rates have  increased  and the mortgagor is unable to  refinance.  In  addition,  losses may be greater on these  mortgage  loans as a result of the mortgage  loan not  amortizing during the early years of these  mortgage  loans.  Although the amount of principal  included in each scheduled  monthly  payment for a traditional  mortgage loan is relatively  small during the first few years after the  origination  of a mortgage loan, in the aggregate the amount can be  significant.  Any  resulting  delinquencies  and losses,  to the extent not covered by credit  enhancement,  will be allocated to the certificates.

         Mortgage loans with an initial interest only period are relatively new in the mortgage  marketplace.  The performance of these mortgage  loans may be  significantly  different  than  mortgage  loans  that  fully  amortize.  In  particular,  there may be a higher expectation  by these  mortgagors of  refinancing  their  mortgage  loans with a new mortgage  loan, in particular  one with an initial interest  only  period,  which may result in higher or lower  prepayment  speeds than would  otherwise be the case.  In  addition,  the failure to build equity in the property by the related mortgagor may affect the delinquency and prepayment of these mortgage loans.

The Mortgage Loans Are Concentrated in the State of California, Which May Result in Losses with Respect to These Mortgage Loans.

         As of the cut-off date,  approximately 32.29%,  13.66%,  25.36%,  28.61%,  25.86%,  33.85%,  32.45%, 29.79% and 60.77%, of the
sub-loan group I-1,  sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan  group III-2 and sub-loan  group III-3  mortgage  loans,  respectively,  are secured by property in the State of
California.  Investors  should  note that some  geographic  regions  of the  United  States  from time to time will  experience  weaker regional economic  conditions and housing markets,  and,  consequently,  will experience higher rates of loss and delinquency than will be  experienced  on mortgage  loans  generally.  For example,  a region’s  economic  condition and housing  market may be directly,  or indirectly,  adversely  affected by natural  disasters or civil  disturbances  such as earthquakes,  hurricanes,  floods,  eruptions or riots.  The  economic  impact of any of these types of events may also be felt in areas beyond the region  immediately  affected by the disaster or  disturbance.  The  mortgage  loans  securing  the offered  certificates  may be  concentrated  in these  regions,  and any concentration may present risk  considerations in addition to those generally present for similar  mortgage-backed  securities  without this  concentration.  Any risks  associated  with  mortgage  loan  concentration  may  affect  the  yield to  maturity  of the  offered certificates to the extent losses caused by these risks are not covered by the  subordination  provided by the non-offered  subordinate certificates.

Statutory and Judicial  Limitations  on Foreclosure  Procedures  May Delay  Recovery in Respect of the Mortgaged  Property and, in Some
Instances,  Limit the Amount that May Be Recovered by the Foreclosing  Lender,  Resulting in Losses on the Mortgage Loans That Might be
Allocated to the Offered Certificates.

         Foreclosure  procedures may vary from state to state.  Two primary  methods of foreclosing a mortgage  instrument are judicial foreclosure,  involving  court  proceedings,  and  non-judicial  foreclosure  pursuant  to a power  of  sale  granted  in the  mortgage instrument.  A  foreclosure  action is  subject  to most of the  delays  and  expenses  of other  lawsuits  if  defenses  are raised or counterclaims are asserted.  Delays may also result from difficulties in locating necessary defendants.  Non-judicial  foreclosures may be subject to delays  resulting  from state laws  mandating  the recording of notice of default and notice of sale and, in some states, notice to any party  having an  interest of record in the real  property,  including  junior  lienholders.  Some  states  have  adopted
“anti-deficiency”  statutes  that limit the  ability of a lender to collect the full  amount  owed on a loan if the  property  sells at foreclosure  for less than the full amount owed.  In addition,  United  States  courts have  traditionally  imposed  general  equitable principles to limit the remedies  available to lenders in foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these statutes and judicial  principles may be to delay and/or reduce  distributions in respect of the offered  certificates.
See “Legal Aspects of Mortgage Loans-Foreclosure on Mortgages and Some Contracts” in the prospectus.

The Value of the Mortgage  Loans May Be Affected By, Among Other Things,  a Decline in Real Estate  Values,  Which May Result in Losses
on the Offered Certificates.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their levels on the dates of origination of the related  mortgage loans. If the residential  real estate market should  experience an overall decline in property values so that the  outstanding  balances of the mortgage  loans,  and any  secondary  financing on the  mortgaged  properties,  in the mortgage pool become equal to or greater than the value of the mortgaged  properties,  the actual rates of delinquencies,  foreclosures and losses could be higher than those now generally  experienced in the mortgage lending industry.  In some areas of the United States, real estate values have risen at a greater rate in recent years than in the past. In  particular,  mortgage  loans with high  principal balances or high  loan-to-value  ratios will be affected by any decline in real estate  values.  Real estate  values in any area of the country may be affected by several factors,  including population trends,  mortgage interest rates, and the economic well-being of that area.  Any  decrease  in the value of the  mortgage  loans may  result in the  allocation  of losses  which are not  covered  by credit enhancement to the offered certificates.

The Ratings on the Offered  Certificates  are Not a  Recommendation  to Buy, Sell or Hold the Offered  Certificates  and are Subject to
Withdrawal at any Time, Which May Affect the Liquidity or the Market Value of the Offered Certificates.

         It is a  condition  to the  issuance  of the  offered  certificates  that each class of offered  certificates  be rated in the categories  shown on pages S-2 through S-5 of this prospectus  supplement.  A security rating is not a  recommendation  to buy, sell or hold  securities  and may be subject to  revision or  withdrawal  at any time.  No person is  obligated  to maintain  the rating on any offered certificate,  and,  accordingly,  there can be no assurance that the ratings assigned to any offered certificate on the date on which the offered  certificates  are initially  issued will not be lowered or withdrawn by a rating agency at any time  thereafter.  In the event any rating is revised or withdrawn,  the liquidity or the market value of the related offered  certificates  may be adversely affected.  See “Ratings” in this prospectus supplement and “Rating” in the prospectus.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with Respect to These Mortgage Loans.

         Some or all of the mortgage  loans  included in the trust fund will be  nonrecourse  loans or loans for which  recourse may be restricted or  unenforceable.  As to those mortgage loans,  recourse in the event of mortgagor  default will be limited to the specific real property and other assets,  if any, that were pledged to secure the mortgage  loan.  However,  even with respect to those mortgage loans that provide for recourse  against the mortgagor and its assets  generally,  there can be no assurance  that  enforcement  of the recourse  provisions will be practicable,  or that the other assets of the mortgagor will be sufficient to permit a recovery in respect of a defaulted mortgage loan in excess of the liquidation value of the related mortgaged  property.  Any risks associated with mortgage loans with no or limited  recourse may affect the yield to maturity of the offered  certificates  to the extent  losses caused by these risks which are not covered by credit enhancement are allocated to the offered certificates.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

         To the extent that a servicer or the master  servicer (in its capacity as successor  servicer)  for a mortgage  loan  acquires title to any related  mortgaged  property which is contaminated  with or affected by hazardous  wastes or hazardous  substances,  these mortgage loans may incur additional  losses.  See “Servicing of Mortgage  Loans-Realization  Upon or Sale of Defaulted  Mortgage Loans”
and “Legal Aspects of Mortgage  Loans-Environmental  Legislation” in the prospectus.  To the extent these environmental risks result in losses on the mortgage loans, the yield to maturity of the offered certificates,  to the extent not covered by credit enhancement,  may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable  state and local laws generally  regulate  interest  rates and other  charges,  require  specific  disclosure,  and require licensing of the originator.  In addition,  other state and local laws, public policy and general principles of equity relating to the protection of consumers,  unfair and deceptive practices and debt collection  practices may apply to the origination,  servicing and collection of the mortgage loans.  The mortgage loans are also subject to various federal laws.

         Depending on the  provisions of the  applicable law and the specific  facts and  circumstances  involved,  violations of these federal or state  laws,  policies  and  principles  may limit the ability of the trust to collect  all or part of the  principal  of or interest on the mortgage loans,  may entitle the borrower to a refund of amounts  previously  paid and, in addition,  could subject the trust to damages and administrative enforcement.  See “Legal Aspects of Mortgage Loans” in the prospectus.

         Under the  anti-predatory  lending laws of some  states,  the  borrower is required to meet a net  tangible  benefits  test in connection  with the  origination of the related  mortgage loan. This test may be highly  subjective and open to  interpretation.  As a result,  a court may determine  that a mortgage loan does not meet the test even if the  originator  reasonably  believed that the test was satisfied at the time of  origination.  Any  determination  by a court that a mortgage loan does not meet the test will result in a violation of the state  anti-predatory  lending law, in which case the sponsor will be required to purchase that mortgage loan from the trust.

         On the closing  date,  the sponsor will  represent  that each  mortgage  loan at the time it was made complied in all material respects with all applicable laws and regulations,  including,  without  limitation,  usury, equal credit  opportunity,  disclosure and recording  laws and all predatory  lending laws; and each mortgage loan has been serviced in all material  respects in accordance  with all applicable laws and regulations,  including,  without limitation,  usury, equal credit  opportunity,  disclosure and recording laws and all predatory  lending laws and the terms of the related  mortgage note, the mortgage and other loan  documents.  In the event of a breach of this  representation,  the sponsor will be obligated to cure the breach or repurchase  or replace the affected  mortgage loan in the manner described in the prospectus.

The Return on the Offered Certificates Could be Reduced by Shortfalls Due to The Application of the Servicemembers Civil Relief Act
and Similar State Laws.

         The  Servicemembers’  Civil Relief Act or the Relief Act, and similar  state or local laws provide  relief to  mortgagors  who enter active military  service and to mortgagors in reserve status who are called to active  military  service after the origination of their mortgage  loans.  The military  operations by the United States in Iraq and  Afghanistan  has caused an increase in the number of citizens in active  military  duty,  including  those  citizens  previously in reserve  status.  Under the Relief Act the interest rate applicable  to a  mortgage  loan for which  the  related  mortgagor  is called to active  military  service  will be  reduced  from the percentage  stated in the related mortgage note to 6.00%.  This interest rate reduction and any reduction  provided under similar state or local laws will  result in an interest  shortfall  because  neither the master  servicer  nor the related  servicer  will be able to collect the amount of interest which  otherwise  would be payable with respect to such mortgage loan if the Relief Act or similar state law was not  applicable  thereto.  This  shortfall  will not be paid by the  mortgagor  on future due dates or  advanced  by the master servicer or the related  servicer  and,  therefore,  will reduce the amount  available  to pay  interest to the  certificateholders  on subsequent  distribution  dates.  We do not know how many  mortgage  loans in the  mortgage  pool have been or may be  affected  by the application of the Relief Act or similar state law. In addition,  the Relief Act imposes  limitations  that would impair the ability of the master  servicer or servicer to foreclose on an affected  single family loan during the  mortgagor’s  period of active duty status, and, under some  circumstances,  during an additional three month period thereafter.  Thus, in the event that the Relief Act or similar legislation  or  regulations  applies to any mortgage  loan which goes into  default,  there may be delays in payment and losses on the certificates  in connection  therewith.  Any other  interest  shortfalls,  deferrals or  forgiveness  of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to holders of the offered certificates.

Hurricane Katrina, Hurricane Rita and Hurricane Wilma May Adversely Affect the Mortgage Loans

         Hurricane  Katrina struck  Louisiana,  Mississippi,  Alabama and surrounding  areas on August 29, 2005,  Hurricane Rita struck
Texas and Louisiana and surrounding  areas on September 23, 2005 and Hurricane  Wilma struck Florida and  surrounding  areas on October
24, 2005.  Damage from these  hurricanes  was extensive as a result of high winds,  tornados,  and flooding as a result of storm surge, broken  levees and  torrential  rainfall.  An unknown  number of the mortgage  loans may be located in counties or parishes  which were affected by these hurricanes.  The sponsor will make a representation  and warranty that mortgaged  property is free of material damage and waste.  In the event that a  mortgaged  property  is  materially  damaged as of the closing  date and such  damage  materially  and adversely  affects the value or the interests of the  certificateholders  in the related mortgage loan, the sponsor will be required to repurchase the related mortgage loan from the trust.  Damage to mortgaged  properties as a result of Hurricane Katrina,  Hurricane Rita and Hurricane Wilma may or may not be covered by the related hazard insurance  policies.  As of the cut-off date,  approximately  2.31%
of the  mortgage  loans are located in the state of Texas.  As of the  cut-off  date,  approximately  0.16% of the  mortgage  loans are located in the state of  Louisiana.  As of the cut-off  date,  approximately  12.51% of the mortgage  loans are located in the state of
Florida.

         No  assurance  can be  given  as to the  effect  of  Hurricane  Katrina,  Hurricane  Rita or  Hurricane  Wilma  on the rate of delinquencies  and losses on the mortgage  loans  secured by mortgaged  properties  that were or may be affected by these  events.  Any adverse impact as a result of these events may be borne by the holders of the related  certificates,  particularly if the sponsor fails to repurchase any mortgage loan that breaches this  representation  and warranty.  In addition,  even if the mortgaged property is free of material damage,  property values in these states may be adversely  affected by these  hurricanes.  Also, even if a property is free of  material  damage,  receding  floodwaters  may leave the  property  uninhabitable  for some period of time or  adversely  affect the borrower's  ability to return to the related  property,  or the related borrower may have no desire to return to the related  property.
Mortgagors in areas  affected by these  hurricanes may also be affected by any decline in the economic  environment.  Any losses on the affected mortgage loans may result in losses on the offered certificates.

         With respect to mortgage loans affected by Hurricane  Katrina,  if the mortgaged  property is located in public and individual assistance  counties  as  designated  by FEMA (as set forth on its  website  www.fema.gov),  EMC ceased  charging  late fees and credit reporting  activity for  mortgagors in certain  counties until May 1, 2006,  and if reasonably  prudent,  extend such period as long as necessary.  In addition,  EMC suspend  foreclosure  and bankruptcy  activity  relating to such mortgage loans until May 1, 2006, and if reasonably prudent, extend such period as long as necessary.

                                                           THE MORTGAGE POOL

General

         References  to  percentages  of the  mortgage  loans unless  otherwise  noted are  calculated  based on the  aggregate  unpaid principal balance of the mortgage loans as of the Cut-off Date.

         All of the  mortgage  loans will be acquired by the  Depositor  on the date of issuance of the Offered  Certificates  from the
Sponsor,  an affiliate of the Depositor and the  underwriter,  pursuant to the Mortgage Loan Purchase  Agreement.  The Sponsor acquired the  mortgage  loans  directly in privately  negotiated  transactions.  See  “Mortgage  Loan  Origination-General”  in this  prospectus supplement.

         We have provided below and in Schedule A to this prospectus  supplement  information with respect to the conventional mortgage loans that we expect to include in the pool of mortgage  loans in the trust fund as of the Closing  Date.  Prior to the closing date of
June 30, 2006, we may remove  mortgage loans from the mortgage pool and we may  substitute  other mortgage loans for the mortgage loans we remove.  The  Depositor  believes  that the  information  set forth in this  prospectus  supplement  will be  representative  of the characteristics  of the  mortgage  pool as it will be  constituted  at the time the  Certificates  are  issued,  although  the range of mortgage  rates and  maturities and other  characteristics  of the mortgage  loans may vary. The actual  mortgage loans included in the trust fund as of the Closing Date may vary from the mortgage  loans as described in this  prospectus  supplement by up to plus or minus
5% as to any material  characteristics  described herein. If, as of the Closing Date, any material pool characteristic differs by 5% or more from the description in this  prospectus  supplement,  revised  disclosure will be provided either in a supplement or in a Current
Report on Form 8-K.

         The mortgage pool will initially  consist of 17,979 first lien  adjustable-rate  mortgage loans secured by one- to four-family residences and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately
$5,187,044,367.  The mortgage loans have original terms to maturity of not greater than 30 years.

         The mortgage  loans will be selected for  inclusion in the mortgage  pool based on rating  agency  criteria,  compliance  with representations and warranties,  and conformity to criteria relating to the  characterization of securities for tax, ERISA, SMMEA, Form
S-3 eligibility and other legal purposes.

         The mortgage  pool has been divided into three  primary loan groups,  designated as Loan Group I, Loan Group II and Loan Group
III. The mortgage  loans in Loan Group I, Loan Group II and Loan Group III are  referred to herein as the group I mortgage  loans,  the group II mortgage  loans and the group III mortgage  loans,  respectively.  Loan Group I has been further  divided into three  sub-loan groups,  designated as Sub-Loan  Group I-1,  Sub-Loan  Group I-2 and Sub-Loan  Group I-3.  Loan Group II has been further  divided into three  sub-loan  groups,  designated  as Sub-Loan  Group II-1,  Sub-Loan  Group II-2 and Sub-Loan  Group II-3.  Loan Group III has been further  divided into three sub-loan  groups,  designated as Sub-Loan Group III-1,  Sub-Loan Group III-2 and Sub-Loan Group III-3.  The
mortgage  loans in Sub-Loan Group I-1,  Sub-Loan  Group I-2 and Sub-Loan  Group I-3 are designated as the sub-loan group I-1,  sub-loan group I-2 and sub-loan group I-3 mortgage  loans,  respectively.  The mortgage  loans in Sub-Loan  Group II-1,  Sub-Loan Group II-2 and
Sub-Loan  Group II-3 are  designated  as the  sub-loan  group  II-1,  sub-loan  group II-2 and  sub-loan  group  II-3  mortgage  loans, respectively.  Sub-Loan  Group  III-1,  Sub-Loan  Group III-2 and Sub-Loan  Group III-3 are  designated  as the  sub-loan  group III-1, sub-loan  group III-2 and  sub-loan  group III-3  mortgage  loans,  respectively.  The  mortgage  pool and the  characteristics  of the mortgage loans consisting of each Loan Group are more fully described below and in Schedule A to this prospectus supplement.

         Some of the group I mortgage  loans were  acquired  through  the  exercise  of the  optional  termination  provisions  of five securitizations,  referred  to herein as the called  loans.  These  mortgage  loans were  included  in the  Structured  Asset  Mortgage
Investments Trust 2000-1,  Mortgage  Pass-Through  Certificates,  Series 2000-1, Bear Stearns ARM Trust 2002-5,  Mortgage  Pass-Through
Certificates,  Series 2002-5, Bear Stearns ARM Trust 2002-10,  Mortgage  Pass-Through  Certificates,  Series 2002-10,  Bear Stearns ARM
Trust  2002-11,  Mortgage  Pass-Through  Certificates,  Series 2002-11 and the Bear Stearns Alt-A Trust 2002-2,  Mortgage  Pass-Through
Certificates,  Series  2002-2  transactions.  These  mortgage  loans were sold to the  Sponsor  by the  respective  trustees  for these transactions,  pursuant to the  optional  termination  provisions  contained  in the related  pooling and  servicing  agreements.  Such provisions  allowed the related  seller  thereunder  or its  designee to  repurchase  the  remaining  mortgage  loans and REO  property contained in the related mortgage trusts once the outstanding  principal  balance of such mortgage loans and REO property was less than a certain  percentage of the related  original  principal  balance of such  mortgage  loans on the related  cut-off  date.  The related servicers of these  mortgage  loans will continue to service such mortgage  loans in accordance  with the servicing  agreements for the related securitization.

         Loan Group I will consist of 9,701 first lien  adjustable-rate  mortgage loans secured by one- to  four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of approximately  $2,642,014,591, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan Group I-1 will consist of 1,987 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $959,624,911, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan Group I-2 will consist of 5,172 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences
and  individual   condominium  units,  having  an  aggregate  unpaid  principal  balance  as  of  the  Cut-off  Date  of  approximately
$1,000,382,723,  after  application  of scheduled  payments due on or before the Cut-off Date whether or not  received.  The  principal balance of each mortgage loan in Sub-Loan Group I-2 will not exceed the limits  established  by Freddie Mac in connection  with Freddie
Mac's mortgage loan purchase program.

         Sub-Loan Group I-3 will consist of 2,542 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $682,006,957, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Loan Group II will consist of 4,926 first lien  adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of approximately  $1,387,540,063, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan Group II-1 will consist of 287 first lien  adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $77,369,635, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan  Group  II-2 will  consist  of 2,641  first  lien  adjustable-rate  mortgage  loans  secured  by one- to  four-family residences and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately
$616,553,064,  after  application  of  scheduled  payments due on or before the Cut-off Date  whether or not  received.  The  principal balance of each mortgage loan in Sub-Loan Group II-2 will not exceed the limits  established by Freddie Mac in connection  with Freddie
Mac’s mortgage loan purchase program.

         Sub-Loan  Group  II-3 will  consist  of 1,998  first  lien  adjustable-rate  mortgage  loans  secured  by one- to  four-family residences and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately
$693,617,364, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Loan Group III will consist of 3,352 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of approximately  $1,157,489,713, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan Group III-1 will consist of 638 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $155,372,731, after  application  of scheduled  payments due on or before the Cut-off Date whether or not  received.  The  principal  balance of each mortgage loan in Sub-Loan Group III-1 will not exceed the limits  established by Freddie Mac in connection  with Freddie Mac’s mortgage loan purchase program.

         Sub-Loan  Group  III-2 will  consist  of 1,782  first  lien  adjustable-rate  mortgage  loans  secured by one- to  four-family residences and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately
$413,494,551,  after  application  of  scheduled  payments due on or before the Cut-off Date  whether or not  received.  The  principal balance of each  mortgage  loan in  Sub-Loan  Group III-2 will not exceed the limits  established  by Freddie  Mac in  connection  with
Freddie Mac’s mortgage loan purchase program.

         Sub-Loan Group III-3 will consist of 932 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $588,622,431, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         The mortgage loans are being serviced as described  below under “The Master  Servicer and the  Servicers.”  The mortgage loans were originated in accordance with the guidelines  described in “Mortgage Loan  Origination”  below.  The following  paragraphs and the tables set forth in Schedule A set forth additional information with respect to the mortgage pool.(1)

         All of the mortgage loans are adjustable  rate mortgage loans.  After an initial  fixed-rate  period,  the interest rate borne by the  mortgage  loans  will be  adjusted  based on various  indices.  The  mortgage  loans will be  adjusted  semi-annually  based on
Six-Month LIBOR or annually based on One-Year LIBOR or One-Year Treasury,  each referred to herein as an Index,  computed in accordance with the related  note,  plus (or minus) the related  gross margin,  generally  subject to rounding and to certain  other  limitations, including  generally a maximum  lifetime  mortgage  rate and in certain cases a minimum  lifetime  mortgage rate and in certain cases a maximum upward or downward adjustment on each interest adjustment date.

         For any mortgage  loan,  the  Loan-to-Value  Ratio is the principal  balance at  origination  divided by the lesser of (i) the sales price and (ii) the original  appraised  value of the related  mortgaged  property,  except in the case of a  refinanced  mortgage loan,  in which case the  appraised  value is used.  The mortgage  loans with  Loan-to-Value  Ratios at  origination  exceeding 80% are covered by  Primary  Insurance  Policies  (as  defined in the  prospectus),  except in the case of  approximately  0.13% of the group I mortgage loans. See  “Description of Primary  Mortgage  Insurance,  Hazard  Insurance;  Claims  Thereunder-Primary  Mortgage  Insurance
Policies” in the prospectus.

         All of the mortgage  loans that are not assumable  have  scheduled  monthly  payments due on the Due Date.  Each such mortgage loan will contain a customary “due-on-sale” clause.

         The following table describes the delinquency history of the called loans:

                           No.  of                Current Stated                      Percent   of  Group
                        Mortgage Loans          Principal  Balance ($)              I   Mortgage Loans (%)
Call Loans
0 x 30(1)                    345                  104,098,744.89                          3.94
1 x 30(2)                     4                    1,056,608.28                           0.04
3 x 30(3)                     2                     435,002.95                            0.02
1 x 60(4)                     1                     499,807.08                            0.02
TOTAL                        352                  106,090,163.20                          4.02

     (1)Loans not reported delinquent more than 30 days in the last 12 months
     (2)Loans reported delinquent more than 30 days once over the last 12 months
     (3)Loans reported delinquent more than 30 days three over the last 12 months
     (4)Loans reported delinquent more than 60 days once over the last 12 months

Billing and Payment Procedures

         The  majority  of the  mortgage  loans  require  monthly  payments to be made no later than either the 1st or 15th day of each month, with a grace period.  The applicable  servicer sends monthly billing  statements to borrowers that are  automatically  generated after  payments  are  received.  If no  payment  is  received  by the day that the late  charge is  assessed,  a billing  statement  is automatically  generated.  Borrowers may elect for monthly  payments to be deducted  automatically  from deposit  accounts and may make payments by various means,  including online  transfers and phone payment,  although an additional fee may be charged for these payment methods.

Prepayment Charges on the Mortgage Loans

         Approximately 38.71%,  48.21%,  47.99%, 29.04%, 41.66%, 39.79%, 23.67%, 38.05% and 40.84%, of the sub-loan group I-1, sub-loan group I-2,  sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan group
III-2 and  sub-loan  group III-3  mortgage  loans,  respectively,  provide  for  payment by the  mortgagor  of a  prepayment  charge in connection  with  some  prepayments.  The  amount of the  prepayment  charge is as  provided  in the  related  mortgage  note,  and the prepayment  charge will  generally  apply if, in any  twelve-month  period during the first year,  first three years or other period as provided in the related  mortgage note from the date of origination of the mortgage  loan,  the mortgagor  prepays an aggregate  amount exceeding 20% of the original  principal  balance of the mortgage  loan or another  amount  permitted by applicable  law. The amount of the prepayment  charge will, for the majority of the mortgage loans, be equal to 6 months’ advance interest  calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original  principal  balance of the mortgage  loan,  but it may be a lesser or greater  amount as provided in the related  mortgage  note. A prepayment  charge may not apply with respect to a sale of the related mortgaged property, and in some circumstances, such as illegality, may be unenforceable.

         The holders of the Class XP  Certificates  will be entitled to all the  prepayment  charges  received on the related  mortgage loans to the extent such  prepayment  charges are not  retained by the  related  servicer in  accordance  with the terms of the related servicing  agreement.  No  prepayment  charges will be available for  distribution  on any other  classes of  Certificates.  The Master
Servicer shall not waive (or permit a servicer to waive) any prepayment charge unless: (i) the  enforceability  thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws relating to creditors’ rights generally, (ii) the enforcement  thereof is illegal,  or any local,  state or federal  agency has  threatened  legal  action if the  prepayment  penalty is enforced,  (iii) the mortgage debt has been  accelerated  in connection  with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing similar mortgage loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total proceeds taking into account the value of such prepayment  charge and the related  mortgage loan.  Accordingly,  there can be no assurance  that the prepayment  charges will have any effect on the prepayment performance of the mortgage loans.

         Certain  prepayment  charges  are  classified  as “hard”  prepayment  charges,  meaning  that the  mortgagor  has to cover the prepayment  charge  regardless of the reason for  prepayment,  while others are classified as “soft,” meaning that the mortgagor has to cover the prepayment  charge unless the mortgagor has conveyed the related  mortgaged  property to a third-party.  The sponsor does not have information with respect to the percentage of each type of prepayment charge included in the pool of mortgage loans.

Special Characteristics of the Mortgage Loans

         Interest Only Loans.  Approximately  84.21%,  85.39%,  87.32%,  79.36%,  89.86%,  91.30%,  85.90%,  91.40% and 91.06%,  of the
sub-loan group I-1,  sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  will require  payments of interest only for the initial period set forth in the related mortgage note.

         Assumable  Mortgage  Loans.  Approximately  53.74%,  73.49%,  54.44%,  54.44%,  64.46% and 64.48%,  of the sub-loan group I-1, sub-loan  group  I-2,  sub-loan  group I-3,  sub-loan  group  II-1,  sub-loan  group  II-2 and  sub-loan  group  II-3  mortgage  loans, respectively,  are  assumable in  accordance  with the terms of the related  mortgage  note.  See “Yield on the  Certificates”  in this prospectus supplement and “Maturity and Prepayment Considerations” in the prospectus.

         Lender-Paid  PMI Loans.  1.17%,  1.01%,  0.02%,  11.33%,  2.94% and 0.45%,  of the sub-loan  group I-1,  sub-loan  group II-1, sub-loan group II-3, sub-loan group III-1, sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  are covered by a lender-paid primary mortgage insurance policy.

Indices on the Mortgage Loans

         Six-Month LIBOR.  Approximately 74.60%,  98.15%,  70.06%,  62.05%,  76.38%,  83.92%, 14.08%, 17.42% and 9.86%, of the sub-loan group I-1,  sub-loan group I-2,  sub-loan  group I-3,  sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group
III-1, sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  will adjust semiannually based on Six-Month LIBOR.
Six-Month  LIBOR  will be a per annum rate equal to the  average of  interbank  offered  rates for  six-month  U.S.  dollar-denominated deposits in the London  market  based on  quotations  of major banks as  published  in The Wall  Street  Journal and are most  recently available as of the time specified in the related mortgage note.

         The following does not purport to be  representative  of future levels of Six-Month LIBOR. No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan with an Index of Six-Month LIBOR.

                                                                   Six-Month LIBOR

Date                                    2001            2002         2003        2004        2005         2006
January 1.....................          6.20%           2.03%        1.38%       1.22%       2.78%        4.71%
February 1....................          5.26            2.08         1.35        1.21        2.97         4.82
March 1.......................          4.91            2.04         1.34        1.17        3.19         5.26
April 1.......................          4.71            2.36         1.23        1.16        3.39         5.14
May 1.........................          4.30            2.12         1.29        1.38        3.41         5.22
June 1........................          3.98            2.08         1.21        1.60        3.54
July 1........................          3.91            1.95         1.12        1.89        3.73
August 1......................          3.69            1.87         1.21        1.99        3.95
September 1...................          3.45            1.80         1.20        1.98        4.00
October 1.....................          2.52            1.71         1.14        2.20        4.27
November 1....................          2.15            1.60         1.23        2.32        4.47
December 1....................          2.03            1.47         1.27        2.63        4.63

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         One-Year LIBOR.  Approximately  21.16%,  1.85%, 29.92%,  37.95%,  23.62%,  16.08%,  85.21%, 82.21% and 90.09%, of the sub-loan group I-1,  sub-loan group I-2,  sub-loan  group I-3,  sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group
III-1, sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  and all of the sub-loan group III-2 mortgage loans and sub-loan group III-3 mortgage loans,  will adjust  annually based on One-Year LIBOR.  One-Year LIBOR will be a per annum rate equal to the average of interbank  offered  rates for one-year U.S.  dollar-denominated  deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently  available as of the time  specified in the related  mortgage note.

         The following does not purport to be  representative  of future levels of One-Year  LIBOR. No assurance can be given as to the level of One-Year LIBOR on any adjustment date or during the life of any mortgage loan with an Index of One-Year LIBOR.

                                                                    One-Year LIBOR

Date                                   2001          2002          2003         2004         2005          2006
January 1.....................         5.17%         2.49%         1.45%        1.48%        3.10%         4.85%
February 1....................         4.88          2.43          1.38         1.37         2.98          5.15
March 1.......................         4.67          3.00          1.28         1.34         2.55          5.38
April 1.......................         4.44          2.63          1.36         1.81         3.81          5.29
May 1.........................         4.24          2.59          1.21         2.08         3.78          5.38
June 1........................         4.18          2.28          1.19         2.11         3.76
July 1........................         3.82          2.09          1.16         2.38         3.90
August 1......................         3.56          1.90          1.44         2.30         4.22
September 1...................         2.64          1.73          1.45         2.46         4.13
October 1.....................         2.27          1.64          1.24         2.49         4.68
November 1....................         2.39          1.73          1.48         2.54         4.74
December 1....................         2.44          1.45          1.60         2.96         4.82

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         One-Year U.S.  Treasury.  Approximately  4.24%,  0.02%,  0.71%, 0.37% and 0.05%, of the sub-loan group I-1 sub-loan group I-3, sub-loan group III-1, sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  will be based on the weekly average yield on U.S. Treasury  securities  adjusted to a constant maturity of one year, or One-Year U.S. Treasury,  as reported by the Federal
Reserve Board in  statistical  Release No.  H.15(519),  or the Release,  as most  recently  available as of the date  forty-five  days, thirty-five  days or thirty days prior to the  adjustment  date or on the  adjustment  date as published in the place  specified in the related  mortgage  note and as made  available  as of the date  specified  in the related  mortgage  note.  In the event that the Index specified in a mortgage note is no longer  available,  an index that is based on comparable  information will be selected by the Master
Servicer, to the extent that it is permissible under the terms of the related mortgage note and mortgage.

                                                        STATIC POOL INFORMATION

         The depositor will provide static pool information,  material to this offering,  with respect to the experience of the sponsor in  securitizing  asset pools of the same type and, with respect to loan group III, with respect to the  experience of  Countrywide  in securitizing  asset pools of the same type at  http://www.bearstearns.com/transactions/sami_ii/balta2006-4/index.html.  With respect to the Countrywide  information  provided therein,  investors are directed to: Issue Year Filter/As  Applicable,  Payment Type Filter/ARM,
NegAm Flag Filter/NO and AltDeal Flag Filter/YES.

         Information  provided through the internet address above will not be deemed to be a part of this prospectus  supplement or the registration  statement for the securities  offered hereby if it relates to any prior  securities pool formed before January 1, 2006 or vintage data related to periods  before  January 1, 2006,  or with respect to the mortgage pool (if  applicable)  for any period before
January 1, 2006.

                                                          THE ISSUING ENTITY

         Bear  Stearns  ALT-A  Trust  2006-4 is a common  law trust  formed  under  the laws of the State of New York  pursuant  to the
Agreement.  The Agreement  constitutes the “governing  instrument”  under the laws of the State of New York. After its formation,  Bear
Stearns  ALT-A Trust  2006-4 will not engage in any activity  other than (i)  acquiring  and holding the  mortgage  loans and the other assets of the trust and  proceeds  therefrom,  (ii)  issuing the  certificates,  (iii)  making  payments on the  certificates  and (iv)
engaging in other  activities  that are  necessary,  suitable or convenient to accomplish  the foregoing or are  incidental  thereto or connected  therewith.  The foregoing  restrictions are contained in the Agreement.  For a description of other  provisions  relating to amending the Pooling and Servicing Agreement, please see “The Agreements- Amendment” in the prospectus.

         The assets of Bear Stearns ALT-A Trust 2006-4 will consist of the mortgage loans and certain related assets.

         Bear Stearns ALT-A Trust 2006-4’s fiscal year end is December 31.

                                                             THE DEPOSITOR

         Structured  Asset Mortgage  Investments II Inc.,  referred to herein as the Depositor,  was formed in the state of Delaware on
June 10, 2003,  and is a  wholly-owned  subsidiary of The Bear Stearns  Companies Inc. The Depositor was organized for the sole purpose of serving as a private secondary  mortgage market conduit.  The Depositor does not have, nor is it expected in the future to have, any significant assets.

         The Depositor has been serving as a private  secondary  mortgage market conduit for residential  mortgage loans since 2003. As of December  31,  2005,  the  Depositor  has been  involved in the  issuance of  securities  backed by  residential  mortgage  loans of approximately  $94,502,237,657.  In  conjunction  with the Sponsor’s  acquisition of the mortgage  loans,  the Depositor will execute a mortgage loan purchase  agreement  through which the loans will be transferred to itself.  These loans are subsequently  deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

         After issuance and registration of the securities  contemplated in this prospectus  supplement and any supplement  hereto, the
Depositor will have no significant duties or responsibilities with respect to the pool assets or the securities.

         The  Depositor’s  principal  executive  offices are located at 383 Madison  Avenue,  New York,  New York 10179.  Its telephone number is (212) 272-2000.

                                                              THE SPONSOR

         The sponsor,  EMC Mortgage  Corporation,  referred to herein as EMC or the Sponsor,  was incorporated in the State of Delaware on September  26, 1990,  as a wholly owned  subsidiary  corporation  of The Bear  Stearns  Companies  Inc.,  and is an affiliate of the
Depositor and the  Underwriter.  The Sponsor was established as a mortgage  banking company to facilitate the purchase and servicing of whole loan portfolios  containing various levels of quality from “investment  quality” to varying degrees of  “non-investment  quality”
up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

         The Sponsor  maintains its principal office at 2780 Lake Vista Drive,  Lewisville,  Texas 75067. Its telephone number is (214)
626-3800.

         Since its inception in 1990,  the sponsor has purchased  over $100 billion in  residential  whole loans and servicing  rights, which include the purchase of newly  originated  alternative  A, jumbo (prime) and sub-prime  loans.  Loans are purchased on a bulk and flow basis. The Sponsor is one of the United States’ largest  purchasers of scratch and dent and sub-performing  residential  mortgages and REO from  various  institutions,  including  banks,  mortgage  companies,  thrifts  and the U.S.  government.  Loans are  generally purchased  with the ultimate  strategy of  securitization  into an array of Bear Stearns’  securitizations  based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first lien fixed rate and ARMs,  as well as closed end fixed rate second liens and lines of credit
(“HELOCs”).  Performing  loans  acquired by the Sponsor are subject to varying  levels of due diligence  prior to purchase.  Portfolios may be reviewed for credit, data integrity,  appraisal valuation,  documentation,  as well as compliance with certain laws.  Performing loans  purchased  will have been  originated  pursuant  to the  Sponsor’s  underwriting  guidelines  or the  originator’s  underwriting guidelines that are acceptable to the Sponsor.

         Subsequent  to  purchase by the  Sponsor,  performing  loans are pooled  together by product  type and credit  parameters  and structured into RMBS, with the assistance of Bear Stearns’  Financial  Analytics and Structured  Transactions  Group,  for distribution into the primary market.

         The Sponsor has been  securitizing  residential  mortgage loans since 1999. The following table  describes  size,  composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

                                                         December 31,2003                                  December 31, 2004                                             October 31, 2005
           Loan Type                  Number                  Total Portfolio of Loans               Number                Total Portfolio of Loans                Number               Total Portfolio of Loans

Alt-A ARM                             12,268                   $   3,779,319,393.84                   44,821               $  11,002,497,283.49                     62,603               $  16,389,481,833.81
Alt-A Fixed                           15,907                   $   3,638,653,583.24                   11,011               $   2,478,381,379.40                     15,444               $   3,370,889,688.07
HELOC                                      -                   $                  -                    -                   $                  -                      9,309               $     509,391,438.93
Neg-Am ARM                                 -                   $                  -                    -                   $                  -                     20,804               $   7,515,084,661.26
Prime ARM                             16,279                   $   7,179,048,567.39                   30,311               $  11,852,710,960.78                     23,962               $  11,960,110,456.13
Prime Fixed                            2,388                   $   1,087,197,396.83                    1,035               $     509,991,605.86                      1,346               $     426,879,747.26
Prime Short Duration ARM               7,089                   $   2,054,140,083.91                   23,326               $   7,033,626,375.35                     12,707               $   4,687,378,638.50
Reperforming                           2,800                   $     247,101,330.36                    2,802               $     311,862,677.46                      1,610               $     143,455,015.55
Seconds                                    -                   $                  -                   14,842               $     659,832,093.32                     92,104               $   4,493,592,921.53
SubPrime                              29,303                   $   2,898,565,285.44                  102,759               $  14,578,747,677.08                     84,042               $  13,400,254,946.87
Totals                                86,034                   $  20,884,025,641.01                  230,907               $  48,427,650,052.74                    323,931               $  62,896,519,347.91

         With respect to some of the  securitizations  organized by the sponsor, a “step-down” trigger has occurred with respect to the loss and  delinquency  experience  of the mortgage  loans  included in those  securitizations,  resulting  in a  sequential  payment of principal  to the  related  offered  certificates,  from the  certificates  with the highest  credit  rating to the one with the lowest rating.  In  addition,  with  respect to one  securitization  organized by the  sponsor,  a servicing  trigger  required by the related financial  guaranty insurer has occurred;  however,  the insurer has granted  extensions  enabling the normal  servicing  activities to continue.
---------------------------------------------------------------------------------------------------------------------------------------

         The Sponsor has received a civil  investigative  demand (CID), from the Federal Trade Commission (FTC),  seeking documents and data relating to the Sponsor’s  business and servicing  practices.  The CID was issued pursuant to a December 8, 2005 resolution of the
FTC authorizing  non-public  investigations of various unnamed subprime  lenders,  loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC’s inquiry.

                                                 THE MASTER SERVICER AND THE SERVICERS

General

         Wells Fargo Bank,  National  Association,  referred to in this  prospectus  supplement as Wells Fargo or the Master  Servicer, will act as the  Master  Servicer  of the  mortgage  loans and as  securities  administrator  pursuant  to the  Pooling  and  Servicing
Agreement,  referred to herein as the Agreement,  dated as of the Cut-off Date, among the Depositor,  the Sponsor, the Master Servicer, the Securities Administrator and the Trustee.  Wells Fargo will also act as the Custodian pursuant to the Custodial Agreement.

         Primary  servicing of the mortgage loans will be provided by the Sponsor,  Countrywide  Servicing,  IndyMac Bank,  F.S.B.  and
various  other  servicers,  none of which will  service  more than 10% of the  mortgage  loans in the  aggregate  of each loan group in accordance with their respective servicing agreements which are collectively  referred to herein as the Servicing  Agreements.  Each of the Servicing  Agreements will require,  among other things,  that each Servicer  accurately and fully report its borrower credit files to credit  repositories in a timely manner.  Each of the Servicing  Agreements will be assigned to the trust pursuant to an assignment, assumption and recognition  agreements among the related mortgage loan originator,  the related  Servicer,  the Sponsor and the Trustee on behalf of the  certificateholders;  provided,  however,  that the Sponsor will retain the right to enforce the  representations  and warranties  made to it by each  Servicer  with  respect to the related  mortgage  loans.  The  Servicers  will be  responsible  for the servicing of the mortgage  loans  pursuant to the related  Servicing  Agreement,  and the Master  Servicer  will be required to monitor their  performance.  In the event of a default by a Servicer  under the  related  Servicing  Agreement,  the  Master  Servicer  will be required to enforce any remedies  against the related  Servicer and shall either find a successor  servicer or shall assume the primary servicing  obligations  for the related  mortgage loans itself.  Countrywide  Home Loans Servicing LP will service all of the Group III mortgage loans.

         The  information  set forth in the  following  paragraph  with respect to the Master  Servicer has been provided by the Master
Servicer.

The Master Servicer

         Wells  Fargo is a  national  banking  association  and a  wholly-owned  subsidiary  of Wells  Fargo & Company.  A  diversified financial  services company with  approximately  $482 billion in assets,  23 million customers and 153,000 employees as of December 31,
2005,  Wells Fargo & Company is a U.S.  bank holding  company  providing  banking,  insurance,  trust,  mortgage  and consumer  finance services  throughout the United States and  internationally.  Wells Fargo provides retail and commercial banking services and corporate trust,  custody,  securities lending,  securities transfer,  cash management,  investment  management and other financial and fiduciary services.  The  Depositor,  the Sponsor and the  servicers may maintain  banking and other  commercial  relationships  with Wells Fargo and its affiliates.  Wells Fargo maintains  principal  corporate trust offices located at 9062 Old Annapolis Road,  Columbia,  Maryland
21045-1951  (among other locations) and its office for certificate  transfer  services is located at Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479.

         Wells Fargo acts as Master  Servicer  pursuant to the Agreement.  The Master  Servicer is responsible  for the  aggregation of monthly  servicer  reports  and  remittances  and for the  oversight  of the  performance  of the  servicers  under  the terms of their respective servicing agreements.  In particular,  the Master Servicer independently  calculates monthly loan balances based on servicer data,  compares its results to servicer  loan-level  reports and reconciles any discrepancies  with the servicers.  The Master Servicer also reviews the servicing of defaulted  loans for  compliance  with the terms of the  Agreement.  In addition,  upon the occurrence of certain Servicer events of default under the terms of any servicing  agreement,  the Master Servicer may be required to enforce certain remedies on behalf of the Trust and at the  direction of the Trustee  against such  defaulting  servicer.  Wells Fargo has been engaged in the  business  of master  servicing  since June 30,  1995.  As of March 31,  2006,  Wells  Fargo was acting as master  servicer  for approximately 1155 series of residential  mortgage-backed  securities with an aggregate  outstanding principal balance of approximately
$593,256,087,420.

         Wells Fargo serves or has served within the past two years as warehouse  master  servicer for various  mortgage loans owned by the Sponsor or an  affiliate  of the Sponsor and  anticipates  that one or more of those  mortgage  loans may be included in the Trust.
The terms of the warehouse  master  servicing  agreement  under which those  services are provided by Wells Fargo are customary for the mortgage-backed securitization industry.

         Wells Fargo serves or may have served  within the past two years as loan file  custodian for various  mortgage  loans owned by the Sponsor or an  affiliate  of the Sponsor and  anticipates  that one or more of those  mortgage  loans may be included in the Trust.
The terms of any custodial  agreement  under which those  services are provided by Wells Fargo are  customary  for the  mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

The Servicers

         EMC,  Countrywide Home Loans Servicing LP, IndyMac Bank,  F.S.B. and various other servicers,  none of which will service more than 10% of the mortgage  loans in the  aggregate of either loan group I or loan group II, will service the related  mortgage  loans in accordance  with their  respective  Servicing  Agreements,  which will be assigned to the trust on the Closing Date.  Countrywide  Home
Loans  Servicing LP will service all of the group III mortgage  loans in accordance  with the terms of its servicing  agreement,  which will be assigned to the trust on the Closing Date.

EMC  Mortgage Corporation

         For a further  description  of EMC,  please see “The  Sponsor” in this  prospectus  supplement.  EMC will service the mortgage loans in  accordance  with the  description  of the  applicable  servicing  procedures  contained  in this  section  of the  prospectus supplement.  EMC has been  servicing  residential  mortgage  loans  since  1990.  From year end 2004 to year end 2005  EMC’s  servicing portfolio grew by 113%.

         The  principal  business of EMC since  inception  has been  specializing  in the  acquisition,  securitization,  servicing and disposition of mortgage loans.  EMC’s servicing portfolio consists primarily of two categories:

              o   “performing  loans,” or performing  investment  quality loans serviced for EMC’s own account or the account of Fannie
                  Mae, Freddie Mac, private mortgage conduits and various institutional investors; and

              o   “non-performing  loans,” or  non-investment  grade,  sub-performing  loans,  non-performing  loans and REO properties serviced  for EMC’s own  account  and for the account of  investors  in  securitized  performing  and  non-performing collateral transactions.

         As of October 31, 2005,  EMC was acting as servicer for  approximately  213 series of residential  mortgage-backed  securities and other mortgage loans with an aggregate outstanding principal balance of approximately $55.6 billion.

         The following table describes size,  composition and growth of EMC’s total  residential  mortgage loan servicing  portfolio as of the dates indicated.

                                                                                   As of DecemberAs1of2December 31, 2004                                                  As of October 31,2005
-------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------ ----------------------------------------------------------------------
---------------------------- -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
         Loan Type           No. of Loans       Dollar Amount          Percent       Percent by     No. of Loans       Dollar Amount       Percent by No.     Percent by    No. of Loans       Dollar Amount         Percent by      Percent by
                                                                       by No.
                                                                         of                                                                      of
                                                                        Loans      Dollar Amount                                                Loans       Dollar Amount                                           No. of Loans   Dollar Amount
---------------------------- -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
---------------------------- -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
Alt-A Arm.........             2,439          $653,967,869                  1.40%           4.75%          19,498          $4,427,820,708            7.96%          15.94%         50,528         $11,821,548,094          11.65%          21.25%
Alt-A Fixed.......            19,396        $3,651,416,057                 11.14%          26.51%          25,539          $4,578,725,473           10.43%          16.48%         34,038          $6,268,800,717           7.85%          11.27%
Prime Arm.........             7,978          $868,798,347                  4.58%           6.31%           8,311          $1,045,610,015            3.39%           3.76%          8,910          $1,267,784,249           2.05%           2.28%
Prime Fixed.......            16,377        $1,601,411,491                  9.40%          11.63%          14,560          $1,573,271,574            5.95%           5.66%         16,929          $2,343,126,437           3.90%           4.21%
Seconds...........            25,290          $690,059,169                 14.52%           5.01%          39,486          $1,381,961,155           16.13%           4.98%        136,562          $6,239,175,080          31.48%          11.21%
Subprime..........            76,166        $5,058,932,126                 43.73%          36.73%         114,436         $13,706,363,250           46.74%          49.34%        138,609         $19,037,928,201          31.95%          34.22%
Other.............            26,523        $1,249,014,373                 15.23%           9.07%          23,010          $1,063,682,459            9.40%           3.83%         48,256          $8,655,251,712          11.12%          15.56%
                             -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
                             -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
Total.............           174,169        $13,773,599,432               100.00%         100.00%         244,840         $27,777,434,635          100.00%         100.00%        433,832         $55,633,614,489         100.00%         100.00%

Countrywide Home Loans Servicing LP

         The  principal  executive  offices of  Countrywide  Home Loans  Servicing  LP  (“Countrywide  Servicing”)  are located at 7105
Corporate Drive, Plano, Texas 75024.  Countrywide  Servicing is a Texas limited partnership  directly owned by Countrywide GP, Inc. and
Countrywide LP, Inc., each a Nevada  corporation and a direct wholly owned subsidiary of Countrywide  Home Loans.  Countrywide GP, Inc.
owns a 0.1% interest in Countrywide  Servicing and is the general  partner.  Countrywide  LP, Inc. owns a 99.9% interest in Countrywide
Servicing and is a limited partner.

         Countrywide  Home  Loans  established  Countrywide  Servicing  in  February  2000 to  service  mortgage  loans  originated  by
Countrywide  Home Loans that would otherwise have been serviced by Countrywide Home Loans. In January and February,  2001,  Countrywide
Home Loans  transferred to  Countrywide  Servicing all of its rights and  obligations  relating to mortgage loans serviced on behalf of
Freddie Mac and Fannie Mae,  respectively.  In October 2001,  Countrywide  Home Loans  transferred to Countrywide  Servicing all of its rights and obligations  relating to the bulk of its non-agency loan servicing  portfolio (other than the servicing of home equity lines of credit),  including with respect to those mortgage loans (other than home equity lines of credit)  formerly  serviced by Countrywide
Home Loans and  securitized  by certain of its  affiliates.  While  Countrywide  Home Loans  expects to continue to directly  service a portion of its loan  portfolio,  it is expected that the servicing  rights for most newly  originated  Countrywide  Home Loans mortgage loans will be transferred to Countrywide  Servicing upon sale or  securitization of the related mortgage loans.  Countrywide  Servicing is engaged in the business of servicing  mortgage loans and will not originate or acquire  loans,  an activity that will continue to be performed by Countrywide  Home Loans. In addition to acquiring  mortgage  servicing  rights from Countrywide Home Loans, it is expected that  Countrywide  Servicing  will service  mortgage  loans for  non-Countrywide  Home Loans  affiliated  parties as well as subservice mortgage loans on behalf of other master servicers.

         In connection with the  establishment of Countrywide  Servicing,  certain employees of Countrywide Home Loans became employees of Countrywide  Servicing.  Countrywide Servicing has engaged Countrywide Home Loans as a subservicer to perform certain loan servicing activities on its behalf.

         Countrywide  Servicing  is an approved  mortgage  loan  servicer for Fannie Mae,  Freddie  Mac,  Ginnie Mae, HUD and VA and is
licensed to service  mortgage  loans in each state  where a license is  required.  Its loan  servicing  activities  are  guaranteed  by
Countrywide Financial and/or Countrywide Home Loans when required by the owner of the mortgage loans.

Countrywide Home Loans

         Countrywide Home Loans is a New York corporation and a direct wholly owned  subsidiary of Countrywide  Financial  Corporation, a Delaware corporation  (“Countrywide  Financial”).  The principal executive offices of Countrywide Home Loans are located at 4500 Park
Granada,  Calabasas,  California 91302.  Countrywide Home Loans is engaged  primarily in the mortgage banking business,  and as part of that business,  originates,  purchases,  sells and services mortgage loans.  Countrywide Home Loans originates mortgage loans through a retail branch system and through  mortgage loan brokers and  correspondents  nationwide.  Mortgage loans originated by Countrywide Home
Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

         Except as otherwise  indicated,  reference in the remainder of this prospectus  supplement to “Countrywide  Home Loans” should be read to include Countrywide Home Loans and its consolidated  subsidiaries,  including Countrywide Servicing.  Countrywide Home Loans services  substantially  all of the mortgage  loans it originates  or acquires.  In addition,  Countrywide  Home Loans has purchased in bulk the rights to service  mortgage loans  originated by other lenders.  Countrywide  Home Loans has in the past and may in the future sell to mortgage  bankers and other  institutions  a portion of its  portfolio  of loan  servicing  rights.  As of December  31,  2002,
December 31, 2003,  December 31, 2004,  December 31, 2005 and March 31, 2006,  Countrywide  Home Loans provided  servicing for mortgage loans with an aggregate principal balance of approximately  $452.405 billion,  $644.855 billion,  $838.322 billion,  $1,111.090 billion and  $1,152.651 billion, respectively, substantially all of which were being serviced for unaffiliated persons.

Mortgage Loan Production

         The following table sets forth, by number and dollar amount of mortgage loans,  Countrywide Home Loans’  residential  mortgage loan production for the periods indicated.

                                                                                            Consolidated Mortgage Loan Production
                                                                                                                            Years Ended
                                                                                            ----------------------------------------------------------------------------  Three Months
                                                                                                                                                                         Ended March 31,
                                                                            Ten Months
                                                          Year Ended           Ended
                                                         February 28,      December 31,                                   December 31,
                                                            2001               2001              2002              2003                2004                  2005                 2006
                                                                                              (Dollars in millions, except average loan amount)
Conventional Conforming Loans
  Number of Loans......................................      240,608             504,975           999,448          1,517,743           846,395             809,630              164,665
  Volume of Loans....................................$.       34,434     $        76,432   $       150,110    $       235,868   $       138,845     $       167,675     $         32,068
     Percent of Total Dollar Volume....................       50.0%               61.7%             59.6%              54.2%             38.2%                34.1%                31.0%
Conventional Non-conforming Loans
  Number of Loans......................................       86,600             137,593           277,626            554,571           509,711             826,178              155,746
  Volume of Loans....................................$.       11,394     $        22,209   $        61,627    $       136,664   $       140,580     $       225,217     $         48,204
     Percent of Total Dollar Volume....................       16.5%               17.9%             24.5%              31.4%             38.7%               45.9%                 46.6%
FHA/VA Loans
  Number of Loans......................................      118,673             118,734           157,626            196,063           105,562              80,528               20,487
  Volume of Loans....................................$.       13,075     $        14,109   $        19,093    $        24,402   $        13,247     $        10,712     $          2,878
     Percent of Total Dollar Volume....................       18.9%               11.4%              7.6%               5.6%              3.6%                 2.2%                2.8%
Prime Home Equity Loans
  Number of Loans......................................      119,045             164,503           316,049            453,817           587,046             683,887              165,076
  Volume of Loans....................................$.        4,660     $         5,639   $        11,650    $        18,103   $        30,893     $        42,706     $         11,063
     Percent of Total Dollar Volume....................        6.8%                4.5%              4.6%               4.2%              8.5%                 8.7%                   10.7%
Nonprime Mortgage Loans
  Number of Loans......................................       51,706              43,359            63,195            124,205           250,030             278,112               59,226
  Volume of Loans....................................$.        5,360     $         5,580   $         9,421    $        19,827   $        39,441     $        44,637     $          9,205
     Percent of Total Dollar Volume....................        7.8%                4.5%              3.7%               4.6%             11.0%                 9.1%                    8.9%
Total Loans
  Number of Loans......................................      616,632             969,164         1,813,944          2,846,399         2,298,744           2,678,335              565,200
  Volume of Loans....................................$.       68,923     $       123,969   $       251,901    $       434,864   $       363,006     $       490,947     $        103,418
  Average Loan Amount................................$.      112,000     $       128,000   $       139,000    $       153,000   $       158,000     $       183,000     $        183,000
  Non-Purchase Transactions(1).........................        33%                 63%               66%                72%               51%                 53%                     55%
  Adjustable-Rate Loans(1).............................        14%                 12%               14%                21%               52%                 52%                     50%

         _________
(1)  Percentage of total mortgage loan production (excluding commercial real estate loans) based on dollar volume.

Loan Servicing

         Countrywide  Servicing has established  standard policies for the servicing and collection of mortgages.  Servicing  includes, but is not limited to:

         (a)      collecting, aggregating and remitting mortgage loan payments;

         (b)      accounting for principal and interest;

         (c)      holding escrow (impound) funds for payment of taxes and insurance;

         (d)      making inspections as required of the mortgaged properties;

         (e)      preparation of tax related information in connection with the mortgage loans;

         (f)      supervision of delinquent mortgage loans;

         (g)      loss mitigation efforts;

         (h)      foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

         (i)      generally administering the mortgage loans, for which it receives servicing fees.

         Billing  statements  with respect to mortgage  loans are mailed monthly by Countrywide  Servicing.  The statement  details all debits and credits and specifies the payment due. Notice of changes in the applicable  loan rate are provided by Countrywide  Servicing to the mortgagor with these statements.

Collection Procedures

         When a mortgagor  fails to make a payment on a mortgage  loan,  Countrywide  Servicing  attempts to cause the deficiency to be cured by  corresponding  with the mortgagor.  In most cases,  deficiencies  are cured  promptly.  Pursuant to  Countrywide  Servicing’s servicing  procedures,  Countrywide  Servicing  generally mails to the mortgagor a notice of intent to foreclose after the loan becomes
61 days past due (three  payments due but not received)  and,  generally  within 59 days  thereafter,  if the loan remains  delinquent, institutes  appropriate  legal action to  foreclose  on the  mortgaged  property.  Foreclosure  proceedings  may be  terminated  if the delinquency is cured.  Mortgage loans to borrowers in bankruptcy  proceedings  may be  restructured  in accordance  with law and with a view to maximizing recovery of the loans, including any deficiencies.

         Once foreclosure is initiated by Countrywide  Servicing,  a foreclosure tracking system is used to monitor the progress of the proceedings.  The system  includes state specific  parameters to monitor  whether  proceedings  are  progressing  within the time frame typical for the state in which the mortgaged property is located. During the foreclosure  proceeding,  Countrywide Servicing determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

         If  foreclosed,  the  mortgaged  property is sold at a public or private sale and may be purchased by  Countrywide  Servicing.
After foreclosure,  Countrywide  Servicing may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

Servicing and  charge-off  policies and collection  practices  with respect to mortgage loans may change over time in accordance  with, among other things, Countrywide Servicing’s business judgment, changes in the servicing portfolio and applicable laws and regulations.

Static Pool Data

         Certain static pool data with respect to the delinquency, cumulative loss and prepayment data for Countrywide Home Loans is available online at: http://www.countrywidedealsdata.com/?CWDD=01200606.

                                                       MORTGAGE LOAN ORIGINATION

General

         Approximately  63.95%,  91.80%,  67.34%,  61.18%,  76.70% and 78.94% of the sub-loan group I-1,  sub-loan group I-2,  sub-loan group I-3,  sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage  loans,  respectively,  were  originated by EMC.
Approximately  20.87%, of the sub-loan group I-1 mortgage loans were originated by Countrywide Home Loans, Inc.  Approximately  25.41%,
7.34%,  11.11% and 8.13% of the sub-loan group I-3,  sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage  loans, respectively,  were  originated by IndyMac Bank,  F.S.B.  The remainder of the group I mortgage  loans and the group II mortgage  loans were  originated by various  originators,  none of which have originated more than 10% of the mortgage loans in the aggregate of either loan group I or loan group II.  All of the group III mortgage loans were originated by Countrywide Home Loans, Inc.

EMC

         Approximately  58.98% of the mortgage loans in the aggregate  have been acquired by the Sponsor from various  sellers and were originated generally in accordance with the following underwriting guidelines established by the Sponsor.

         Bear Stearns Residential  Mortgage  Corporation,  an affiliate of the Sponsor,  the Depositor and the Underwriter,  originated approximately  3.32%,  4.18%, 5.26%, 6.13%, 6.20% and 6.54% of the sub-loan group I-1, sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage loans,  respectively,  and approximately  3.81% of the mortgage loans in the aggregate by aggregate  principal  balance as of the Cut-Off Date.  Subsequently,  these mortgage loans were  transferred to the
Sponsor.

EMC Underwriting Guidelines

         The  following is a description  of the  underwriting  policies  customarily  employed by EMC with respect to the  residential mortgage loans that EMC originated  during the period of origination of the mortgage  loans.  EMC has represented to the depositor that the mortgage loans were originated generally in accordance with such policies.

         The mortgage loans originated by EMC, or EMC mortgage loans, are  “conventional  non-conforming  mortgage loans” (i.e.,  loans that are not insured by the Federal Housing Authority,  or FHA, or partially guaranteed by the Veterans  Administration or which do not qualify for sale to Fannie Mae or Freddie  Mac) and are  secured by first liens on one-to  four-family  residential  properties.  These loans typically  differ from those  underwritten to the guidelines  established by Fannie Mae and Freddie Mac primarily with respect to the original principal balances,  loan-to-value ratios, borrower income, required documentation,  interest rates, borrower occupancy of the mortgaged  property,  property types and/or  mortgage loans with  loan-to-value  ratios over 80% that do not have primary  mortgage insurance.  The EMC mortgage  loans have either been  originated  or purchased by an  originator  and were  generally  underwritten  in accordance  with  the  standards  described  herein.  Exceptions  to the  underwriting  guidelines  are  permitted  when  the  seller’s performance supports such action and the variance request is approved by credit management.

         Such underwriting  standards are applied to evaluate the prospective  borrower’s credit standing and repayment ability and the value and adequacy of the mortgaged  property as collateral.  These standards are applied in accordance with the applicable federal and state laws and  regulations.  Exceptions to the  underwriting  standards are permitted where  compensating  factors are present and are managed through a formal exception process.

         Generally,  each  mortgagor  will have been required to complete an  application  designed to provide to the lender  pertinent credit  information  concerning  the  mortgagor.  The mortgagor will have given  information  with respect to its assets,  liabilities, income (except as described below),  credit history,  employment history and personal  information,  and will have furnished the lender with  authorization to obtain a credit report which  summarizes the mortgagor’s  credit history.  In the case of investment  properties and two- to four-unit  dwellings,  income derived from the mortgaged  property may have been considered for underwriting  purposes,  in addition to the income of the mortgagor  from other  sources.  With respect to second homes or vacation  properties,  no income derived from the property will have been considered for underwriting purposes.

         With respect to purchase money or rate/term  refinance loans secured by single family  residences the following  loan-to-value ratios and original  principal  balances are allowed:  loan-to-value  ratios at  origination  of up to 97% for EMC mortgage  loans with original principal  balances of up to $375,000 if the loan is secured by the borrower’s  primary residence,  up to 95% for EMC mortgage loans secured by  one-to-four  family,  primary  residences  and single family second homes with original  principal  balances of up to
$650,000,  up to 90% for EMC mortgage  loans  secured by  one-to-four  family,  primary  residences,  single  family  second homes with original  principal  balances of up to $1,000,000  and up to 70% for mortgage  loans secured by  one-to-four,  primary  residences  and single family second homes with original  principal  balances of up to $2,000,000,  or super jumbos.  For cash out refinance loans, the maximum  loan-to-value  ratio  generally is 95% and the maximum “cash out” amount  permitted is based in part on the original amount of the related EMC mortgage loan.

         With  respect to mortgage  loans  secured by  investment  properties,  loan-to-value  ratios at  origination  of up to 90% for mortgage  loans with original  principal  balances up to $500,000 are permitted.  Mortgage  loans secured by investment  properties may have higher original  principal  balances if they have lower  loan-to-value  ratios at origination.  For cash out refinance  loans, the maximum  loan-to-value  ratio  generally is 90% and the maximum “cash out” amount  permitted is based in part on the original amount of the related mortgage loan.

         All other EMC mortgage  loans  included in the mortgage pool with a  loan-to-value  ratio at  origination  exceeding 80%, have primary  mortgage  insurance  policies  insuring a portion of the balance of the EMC Loan at least equal to the product of the original principal balance of the mortgage loan and a fraction,  the numerator of which is the excess of the original  principal balance of such mortgage  loan  over 75% of the  lesser  of the  appraised  value and the  selling  price of the  related  mortgaged  property  and the denominator  of which is the  original  principal  balance of the related  mortgage  loan,  plus accrued  interest  thereon and related foreclosure  expenses is generally  required.  No such primary mortgage  insurance policy will be required with respect to any such EMC
Loan after the date on which the related  loan-to-value  ratio  decreases to 80% or less or, based upon new  appraisal,  the  principal balance of such  mortgage  loan  represents  80% or less of the new  appraised  value.  All of the  insurers  that have issued  primary mortgage  insurance  policies with respect to the EMC mortgage  loans meet Fannie Mae’s or Freddie Mac’s  standard or are acceptable to the Rating Agencies.

         In determining  whether a prospective  borrower has sufficient  monthly  income  available (i) to meet the borrower’s  monthly obligation on their  proposed  mortgage  loan and (ii) to meet the monthly  housing  expenses and other  financial  obligations  on the proposed  mortgage loan, each lender generally  considers,  when required by the applicable  documentation  program,  the ratio of such amounts to the proposed  borrower’s  acceptable  stable monthly gross income.  Such ratios vary  depending on a number of  underwriting criteria, including loan-to-value ratios, and are determined on a loan-by-loan basis.

         Each lender also examines a prospective  borrower’s credit report.  Generally,  each credit report provides a credit score for the borrower.  Credit scores generally range from 350 to 840 and are available from three major credit bureaus:  Experian (formerly TRW
Information  Systems and Services),  Equifax and Trans Union.  If three credit scores are obtained,  the originator  applies the middle score of the primary wage earner. If a primary wage earner cannot be determined  because of the  documentation  type, the lowest middle score of all borrowers is used.  Credit scores are  empirically  derived from  historical  credit bureau data and represent a numerical weighing of a borrower’s credit  characteristics  over a two-year period. A credit score is generated through the statistical  analysis of a number of credit-related  characteristics or variables.  Common characteristics  include the number of credit lines (trade lines), payment history, past delinquencies,  severity of delinquencies,  current levels of indebtedness,  types of credit and length of credit history.  Attributes  are the  specific  values of each  characteristic.  A  scorecard  (the model) is created  with  weights or points assigned to each attribute.  An individual loan applicant’s  credit score is derived by summing together the attribute weights for that applicant.

         The mortgage loans have been underwritten under one of the following documentation programs:  full/alternative  documentation, stated income documentation, no ratio documentation, and no income/no asset documentation.

         Under full/alternative  documentation,  the prospective borrower’s employment,  income and assets are verified through written and telephonic communications.

         Under a stated  income/verified  asset  documentation  program,  more  emphasis  is placed on the  value and  adequacy  of the mortgaged property as collateral,  credit history and other assets of the borrower than on a verified income of the borrower.  Although the income is not verified,  the  originators  obtain a telephonic  verification  of the  borrower’s  employment  without  reference to income. Borrower’s assets are verified.

         Under the no ratio  documentation  program the  borrower’s  income is not stated and no ratios are  calculated.  Although  the income is not stated nor verified,  lenders obtain a telephonic  verification of the borrower’s employment without reference to income.
Borrower’s assets are verified.

         Under the stated  income/stated  asset  documentation  program,  the borrower’s income and assets are stated but not verified.
The  underwriting  of such  mortgage  loans may be based  entirely on the adequacy of the mortgaged  property as collateral  and on the credit history of the borrower.

         Under the no income/no asset  documentation  program,  the borrower’s  income and assets are neither stated nor verified.  The underwriting  of such mortgage  loans may be based  entirely on the adequacy of the mortgaged  property as collateral and on the credit history of the borrower.

         Each  mortgaged  property  relating to an EMC mortgage  loan has been  appraised by a qualified  independent  appraiser who is approved by each lender.  All appraisals are required to conform to the Uniform  Standards of Professional  Appraisal  Practice adopted by the Appraisal Standard Board of the Appraisal  Foundation.  Each appraisal must meet the requirements of Fannie Mae and Freddie Mac.
Fannie Mae and  Freddie Mac  require,  among other  things,  that the  appraiser,  or its agent on its behalf,  personally  inspect the property  inside  and out,  verify  whether  the  property  was in good  condition  and  verify  that  construction,  if new,  had been substantially  completed.  The appraisal  generally will have been based on prices  obtained on recent sales of comparable  properties, determined in accordance  with Fannie Mae and Freddie Mac guidelines.  In certain cases an analysis based on income  generated from the property or a replacement cost analysis based on the current cost of constructing or purchasing a similar property may be used.

Countrywide Home Loans, Inc.

         Note: Loan-to-Value Ratio as used in “Underwriting Standards” below has the following meaning:

         The  “Loan-to-Value  Ratio” of a mortgage loan at any given time is a fraction,  expressed as a  percentage,  the numerator of which is the principal balance of the related mortgage loan at the date of determination and the denominator of which is

              o   in the case of a purchase,  the lesser of the selling price of the mortgaged  property or its appraised  value at the time of sale or

              o   in the case of a refinance,  the appraised  value of the mortgaged  property at the time of the refinance,  except in the case of a mortgage loan underwritten  pursuant to Countrywide Home Loans’  Streamlined  Documentation  Program as
                  described under “-Underwriting Standards-General”.

With respect to mortgage loans originated pursuant to Countrywide Home Loans’ Streamlined Documentation Program,

              o   if the  loan-to-value  ratio at the time of the origination of the mortgage loan being refinanced was 80% or less and the loan amount of the new loan being  originated  is $650,000 or less,  then the  “Loan-to-Value  Ratio” will be the ratio of the  principal  amount of the new  mortgage  loan being  originated  divided by the  appraised  value of the related mortgaged  property at the time of the origination of the Mortgage Loan being  refinanced,  as reconfirmed by
                  Countrywide Home Loans using an automated property valuation system; or

              o   if the  loan-to-value  ratio at the time of the origination of the mortgage loan being  refinanced was greater than 80% or the loan amount of the new loan being  originated is greater than $650,000,  then the  “Loan-to-Value  Ratio” will be the ratio of the principal  amount of the new mortgage loan being  originated  divided by the appraised  value of the related  mortgaged  property as determined by an appraisal  obtained by Countrywide Home Loans at the time of the origination of the new mortgage loan. See “-Underwriting Standards-General” in this prospectus supplement.

No  assurance  can be given that the value of any  mortgaged  property  has  remained or will  remain at the level that  existed on the appraisal or sales date. If residential  real estate values  generally or in a particular  geographic area decline,  the  Loan-to-Value
Ratios might not be a reliable  indicator of the rates of  delinquencies,  foreclosures and losses that could occur with respect to the mortgage loans.

Underwriting Standards

General

         Countrywide Home Loans,  Inc., a New York corporation  (“Countrywide Home Loans”),  has been originating  mortgage loans since
1969.  Countrywide  Home  Loans’  underwriting  standards  are  applied  in  accordance  with  applicable  federal  and state  laws and regulations.

         As part of its evaluation of potential  borrowers,  Countrywide  Home Loans  generally  requires a description  of income.  If required by its  underwriting  guidelines,  Countrywide Home Loans obtains  employment  verification  providing  current and historical income  information  and/or a  telephonic  employment  confirmation.  Such  employment  verification  may be obtained,  either  through analysis of the prospective  borrower’s  recent pay stub and/or W-2 forms for the most recent two years,  relevant portions of the most recent two years’ tax returns, or from the prospective  borrower’s employer,  wherein the employer reports the length of employment and current salary with that  organization.  Self-employed  prospective  borrowers  generally are required to submit  relevant  portions of their federal tax returns for the past two years.

         In assessing a  prospective  borrower’s  creditworthiness,  Countrywide  Home Loans may use FICO Credit  Scores.  “FICO Credit
Scores” are  statistical  credit  scores  designed to assess a  borrower’s  creditworthiness  and  likelihood  to default on a consumer obligation  over a two-year  period  based on a  borrower’s  credit  history.  FICO  Credit  Scores were not  developed  to predict the likelihood  of default on mortgage  loans and,  accordingly,  may not be  indicative of the ability of a borrower to repay its mortgage loan. FICO Credit Scores range from  approximately  250 to approximately  900, with higher scores  indicating an individual with a more favorable  credit  history  compared to an  individual  with a lower score.  Under  Countrywide  Home Loans’  underwriting  guidelines, borrowers  possessing  higher FICO Credit Scores,  which indicate a more favorable  credit history and who give  Countrywide Home Loans the right to obtain the tax returns they filed for the  preceding two years,  may be eligible for  Countrywide  Home Loans’  processing program (the “Preferred Processing Program”).

         Periodically the data used by Countrywide  Home Loans to complete the underwriting  analysis may be obtained by a third party, particularly  for  mortgage  loans  originated  through a loan  correspondent  or  mortgage  broker.  In those  instances,  the initial determination  as to  whether a  mortgage  loan  complies  with  Countrywide  Home  Loans’  underwriting  guidelines  may be made by an independent  company hired to perform  underwriting  services on behalf of Countrywide Home Loans,  the loan  correspondent or mortgage broker.  In addition,  Countrywide Home Loans may acquire mortgage loans from approved  correspondent  lenders under a program pursuant to which  Countrywide  Home Loans delegates to the  correspondent  the obligation to underwrite the mortgage loans to Countrywide  Home
Loans’ standards.  Under these circumstances,  the underwriting of a mortgage loan may not have been reviewed by Countrywide Home Loans before  acquisition of the mortgage loan and the  correspondent  represents that  Countrywide Home Loans’  underwriting  standards have been met. After  purchasing  mortgage loans under those  circumstances,  Countrywide  Home Loans conducts a quality control review of a sample of the  mortgage  loans.  The number of loans  reviewed in the quality  control  process  varies  based on a variety of factors, including  Countrywide  Home Loans’  prior  experience  with the  correspondent  lender and the results of the quality  control  review process itself.

         Countrywide  Home  Loans’  underwriting  standards  are  applied by or on behalf of  Countrywide  Home Loans to  evaluate  the prospective  borrower’s  credit  standing and  repayment  ability and the value and adequacy of the mortgaged  property as  collateral.
Under those standards,  a prospective  borrower must generally  demonstrate  that the ratio of the borrower’s  monthly housing expenses
(including  principal and interest on the proposed  mortgage loan and, as applicable,  the related  monthly  portion of property taxes, hazard  insurance  and mortgage  insurance) to the  borrower’s  monthly gross income and the ratio of total monthly debt to the monthly gross  income  (the  “debt-to-income”  ratios)  are  within  acceptable  limits.  If  the  prospective  borrower  has  applied  for  an interest-only  Six-Month  LIBOR Loan,  the interest  component of the monthly  mortgage  expense is  calculated  based upon the initial interest rate plus 2%. If the  prospective  borrower has applied for a 3/1 Mortgage  Loan or 3/27  Mortgage Loan and the  Loan-to-Value
Ratio is less than or equal to 75%, the interest  component of the monthly  mortgage  expense is  calculated  based on the initial loan interest rate; if the Loan-to-Value  Ratio exceeds 75%, the interest component of the monthly mortgage expense  calculation is based on the initial loan interest rate plus 2%. If the  prospective  borrower has applied for a 5/1 Mortgage  Loan, a 5/25 Mortgage Loan, a 7/1
Mortgage Loan, a 7/23 Mortgage Loan, a 10/1 Mortgage Loan or a 10/20  Mortgage  Loan,  the interest  component of the monthly  mortgage expense is calculated  based on the initial loan interest  rate. If the  prospective  borrower has applied for a Negative  Amortization
Loan,  the interest  component of the monthly  housing  expense  calculation  is based upon the greater of 4.25% and the fully  indexed mortgage  note  rate at the  time  of loan  application.  The  maximum  acceptable  debt-to-income  ratio,  which  is  determined  on a loan-by-loan  basis varies  depending on a number of underwriting  criteria,  including the  Loan-to-Value  Ratio,  loan purpose,  loan amount and credit history of the borrower.  In addition to meeting the debt-to-income  ratio guidelines,  each prospective  borrower is required  to have  sufficient  cash  resources  to pay the down  payment and  closing  costs.  Exceptions  to  Countrywide  Home Loans’
underwriting  guidelines may be made if compensating  factors are  demonstrated by a prospective  borrower.  Additionally,  Countrywide
Home Loans does permit its adjustable rate mortgage loans,  hybrid  adjustable rate mortgage loans and negative  amortization  mortgage loans to be assumed by a purchaser of the related  mortgaged  property,  so long as the mortgage loan is in its adjustable  rate period
(except for a 3/1 Mortgage Loan,  which may be assumed during the fixed rate period) and the related  purchaser meets  Countrywide Home
Loans’ underwriting standards that are then in effect.

         Countrywide  Home Loans may provide  secondary  financing to a borrower  contemporaneously  with the origination of a mortgage loan,  subject to the  following  limitations:  the  Loan-to-Value  Ratio of the senior  (i.e.,  first) lien may not exceed 80% and the combined  Loan-to-Value  Ratio may not exceed  100%.  Countrywide  Home Loans’  underwriting  guidelines  do not  prohibit or otherwise restrict a borrower from obtaining  secondary  financing from lenders other than Countrywide Home Loans,  whether at origination of the mortgage loan or thereafter.

         The nature of the  information  that a borrower is required to disclose and whether the  information is verified  depends,  in part, on the documentation  program used in the origination  process.  In general under the Full  Documentation Loan Program (the “Full
Documentation  Program”),  each prospective  borrower is required to complete an application which includes information with respect to the  applicant’s  assets,  liabilities,  income,  credit  history,  employment  history and other personal  information.  Self-employed individuals are generally required to submit their two most recent federal income tax returns.  Under the Full  Documentation  Program, the underwriter verifies the information contained in the application relating to employment, income, assets and mortgages.

         A  prospective  borrower  may be eligible  for a loan  approval  process  that limits or  eliminates  Countrywide  Home Loans’
standard  disclosure or  verification  requirements  or both.  Countrywide  Home Loans offers the following  documentation  programs as alternatives to its Full Documentation Program: an Alternative  Documentation Loan Program (the “Alternative  Documentation  Program”),
a Reduced Documentation Loan Program (the “Reduced  Documentation  Program”),  a CLUES Plus Documentation Loan Program (the “CLUES Plus
Documentation  Program”),  a No Income/No Asset Documentation Loan Program (the “No Income/No Asset Documentation  Program”),  a Stated
Income/Stated  Asset  Documentation  Loan  Program  (the  “Stated  Income/Stated  Asset  Documentation   Program”)  and  a  Streamlined
Documentation Loan Program (the “Streamlined Documentation Program”).

         For all mortgage  loans  originated  or acquired by  Countrywide  Home Loans,  Countrywide  Home Loans obtains a credit report relating to the applicant from a credit reporting company.  The credit report typically contains  information  relating to such matters as credit  history with local and national  merchants and lenders,  installment  debt payments and any record of defaults,  bankruptcy, dispossession,  suits or  judgments.  All adverse  information  in the credit  report is required to be  explained  by the  prospective borrower to the satisfaction of the lending officer.

         Except with respect to the mortgage loans  originated  pursuant to its Streamlined  Documentation  Program,  whose values were confirmed  with a Fannie Mae  proprietary  automated  valuation  model,  Countrywide  Home Loans obtains  appraisals  from  independent appraisers or appraisal  services for properties that are to secure mortgage  loans.  The appraisers  inspect and appraise the proposed mortgaged property and verify that the property is in acceptable condition.  Following each appraisal,  the appraiser prepares a report which  includes  a market  data  analysis  based on recent  sales of  comparable  homes in the area and,  when  deemed  appropriate,  a replacement  cost analysis  based on the current cost of  constructing a similar home. All appraisals are required to conform to Fannie
Mae or Freddie Mac appraisal standards then in effect.

         Countrywide  Home Loans  requires  title  insurance  on all of its  mortgage  loans  secured by first liens on real  property.
Countrywide Home Loans also requires that fire and extended coverage casualty  insurance be maintained on the mortgaged  property in an amount at least equal to the principal  balance of the related  single-family  mortgage loan or the  replacement  cost of the mortgaged property, whichever is less.

         In addition to Countrywide Home Loans’ standard underwriting  guidelines (the “Standard Underwriting  Guidelines”),  which are consistent in many respects with the guidelines  applied to mortgage loans  purchased by Fannie Mae and Freddie Mac,  Countrywide  Home
Loans uses underwriting  guidelines featuring expanded criteria (the “Expanded  Underwriting  Guidelines”).  The Standard  Underwriting
Guidelines and the Expanded Underwriting Guidelines are described further under the next two headings.

Standard Underwriting Guidelines

         Countrywide Home Loans’ Standard  Underwriting  Guidelines for mortgage loans with non-conforming  original principal balances generally  allow  Loan-to-Value  Ratios at origination  of up to 95% for purchase money or rate and term refinance  mortgage loans with original principal balances of up to $400,000,  up to 90% for mortgage loans with original principal balances of up to $650,000,  up to
75% for mortgage  loans with original  principal  balances of up to $1,000,000,  up to 65% for mortgage  loans with original  principal balances of up to $1,500,000, and up to 60% for mortgage loans with original principal balances of up to $2,000,000.

         For cash-out  refinance  mortgage  loans,  Countrywide  Home Loans’ Standard  Underwriting  Guidelines for mortgage loans with non-conforming  original  principal balances  generally allow  Loan-to-Value  Ratios at origination of up to 75% and original principal balances  ranging  up to  $650,000.  The  maximum  “cash-out”  amount  permitted  is  $200,000  and is  based  in part on the  original
Loan-to-Value Ratio of the related mortgage loan. As used in this prospectus  supplement,  a refinance mortgage loan is classified as a cash-out  refinance  mortgage loan by  Countrywide  Home Loans if the borrower  retains an amount  greater than the lesser of 2% of the entire amount of the proceeds from the refinancing of the existing loan or $2,000.

         Countrywide Home Loans’ Standard  Underwriting  Guidelines for conforming balance mortgage loans generally allow Loan-to-Value
Ratios at origination on owner occupied  properties of up to 95% on 1 unit properties with principal  balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 80% on 3
unit  properties  with  principal  balances of up to $645,300  ($967,950  in Alaska and Hawaii) and 4 unit  properties  with  principal balances of up to  $801,950  ($1,202,925  in Alaska and  Hawaii).  On second  homes,  Countrywide  Home  Loans’  Standard  Underwriting
Guidelines  for  conforming  balance  mortgage  loans  generally  allow  Loan-to-Value  Ratios  at  origination  of up to 95% on 1 unit properties  with principal  balances up to $417,000  ($625,500 in Alaska and Hawaii).  Countrywide  Home Loans’  Standard  Underwriting
Guidelines for conforming  balance mortgage loans generally allow  Loan-to-Value  Ratios at origination on investment  properties of up to 90% on 1 unit  properties  with  principal  balances up to $417,000  ($625,500  in Alaska and  Hawaii)  and 2 unit  properties  with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 75% on 3 unit properties with principal balances of up to
$645,300  ($967,950 in Alaska and Hawaii) and 4 unit  properties  with principal  balances of up to $801,950  ($1,202,925 in Alaska and
Hawaii).

         Under its Standard  Underwriting  Guidelines,  Countrywide Home Loans generally  permits a  debt-to-income  ratio based on the borrower’s monthly housing expenses of up to 33% and a debt-to-income ratio based on the borrower’s total monthly debt of up to 38%.

         In connection with the Standard  Underwriting  Guidelines,  Countrywide Home Loans originates or acquires mortgage loans under
the  Full  Documentation  Program,  the  Alternative   Documentation  Program,  the  Reduced  Documentation  Program,  the  CLUES  Plus
Documentation Program or the Streamlined Documentation Program.

         The  Alternative  Documentation  Program  permits a borrower to provide W-2 forms  instead of tax  returns  covering  the most recent two years,  permits  bank  statements  in lieu of  verification  of  deposits  and  permits  alternative  methods of  employment verification.

         Under  the  Reduced  Documentation  Program,  some  underwriting   documentation  concerning  income,   employment  and  asset
verification  is  waived.  Countrywide  Home  Loans  obtains  from a  prospective  borrower  either a  verification  of deposit or bank statements  for the  two-month  period  immediately  before  the date of the  mortgage  loan  application  or  verbal  verification  of employment.  Since  information  relating  to  a  prospective  borrower’s  income  and  employment  is  not  verified,  the  borrower’s debt-to-income  ratios are calculated based on the information  provided by the borrower in the mortgage loan application.  The maximum
Loan-to-Value Ratio ranges up to 95%.

         The CLUES Plus  Documentation  Program permits the  verification of employment by alternative  means, if necessary,  including verbal  verification of employment or reviewing  paycheck stubs covering the pay period  immediately  prior to the date of the mortgage loan  application.  To verify the borrower’s  assets and the sufficiency of the borrower’s  funds for closing,  Countrywide  Home Loans obtains deposit or bank account  statements from each prospective  borrower for the month immediately prior to the date of the mortgage loan application.  Under the CLUES Plus Documentation  Program, the maximum Loan-to-Value Ratio is 75% and property values may be based on appraisals  comprising only interior and exterior  inspections.  Cash-out refinances and investor properties are not permitted under the CLUES Plus Documentation Program.

         The  Streamlined  Documentation  Program is available  for borrowers who are  refinancing  an existing  mortgage loan that was originated or acquired by Countrywide  Home Loans provided that,  among other things,  the mortgage loan has not been more than 30 days delinquent in payment during the previous  twelve-month period. Under the Streamlined  Documentation  Program,  appraisals are obtained only if the loan amount of the loan being  refinanced had a  Loan-to-Value  Ratio at the time of origination in excess of 80% or if the loan amount of the new loan being originated is greater than $650,000.  In addition,  under the Streamlined  Documentation  Program,  a credit report is obtained but only a limited credit review is conducted,  no income or asset  verification is required,  and telephonic verification of employment is permitted. The maximum Loan-to-Value Ratio under the Streamlined Documentation Program ranges up to 95%.

Expanded Underwriting Guidelines

         Mortgage loans which are underwritten pursuant to the Expanded  Underwriting  Guidelines may have higher Loan-to-Value Ratios, higher loan amounts and different  documentation  requirements  than those associated with the Standard  Underwriting  Guidelines.  The
Expanded  Underwriting  Guidelines also permit higher  debt-to-income  ratios than mortgage loans underwritten pursuant to the Standard
Underwriting Guidelines.

         Countrywide Home Loans’ Expanded  Underwriting  Guidelines for mortgage loans with non-conforming  original principal balances generally  allow  Loan-to-Value  Ratios at origination  of up to 95% for purchase money or rate and term refinance  mortgage loans with original principal balances of up to $400,000,  up to 90% for mortgage loans with original principal balances of up to $650,000,  up to
80% for mortgage  loans with original  principal  balances of up to $1,000,000,  up to 75% for mortgage  loans with original  principal balances of up to $1,500,000  and up to 70% for mortgage  loans with original  principal  balances of up to  $3,000,000.  Under certain circumstances,  however,  Countrywide Home Loans’ Expanded  Underwriting  Guidelines allow for  Loan-to-Value  Ratios of up to 100% for purchase money mortgage loans with original principal balances of up to $375,000.

         For cash-out  refinance  mortgage  loans,  Countrywide  Home Loans’ Expanded  Underwriting  Guidelines for mortgage loans with non-conforming  original  principal balances  generally allow  Loan-to-Value  Ratios at origination of up to 90% and original principal balances  ranging  up to  $1,500,000.  The  maximum  “cash-out”  amount  permitted  is  $400,000  and is based in part on the  original
Loan-to-Value Ratio of the related mortgage loan.

         Countrywide Home Loans’ Expanded  Underwriting  Guidelines for conforming balance mortgage loans generally allow Loan-to-Value
Ratios at  origination  on owner  occupied  properties  of up to 100% on 1 unit  properties  with  principal  balances  up to  $417,000
($625,500 in Alaska and Hawaii) and 2 unit  properties  with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up
to 85% on 3 unit  properties  with  principal  balances of up to $645,300  ($967,950 in Alaska and Hawaii) and 4 unit  properties  with principal  balances  of up to  $801,950  ($1,202,925  in Alaska  and  Hawaii).  On  second  homes,  Countrywide  Home  Loans’  Expanded
Underwriting  Guidelines for conforming  balance mortgage loans generally allow  Loan-to-Value  Ratios at origination of up to 95% on 1 unit  properties  with  principal  balances  up to  $417,000  ($625,500  in  Alaska  and  Hawaii).  Countrywide  Home  Loans’  Expanded
Underwriting  Guidelines for  conforming  balance  mortgage loans  generally  allow  Loan-to-Value  Ratios at origination on investment properties  of up to 90% on 1 unit  properties  with  principal  balances  up to  $417,000  ($625,500  in Alaska and Hawaii) and 2 unit properties  with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 85% on 3 unit  properties with principal balances  of up to  $645,300  ($967,950  in Alaska  and  Hawaii)  and 4 unit  properties  with  principal  balances  of up to  $801,950
($1,202,925 in Alaska and Hawaii).

         Under its Expanded  Underwriting  Guidelines,  Countrywide Home Loans generally  permits a  debt-to-income  ratio based on the borrower’s  monthly housing expenses of up to 36% and a  debt-to-income  ratio based on the borrower’s total monthly debt of up to 40%;
provided,  however,  that if the  Loan-to-Value  Ratio  exceeds  80%,  the  maximum  permitted  debt-to-income  ratios are 33% and 38%, respectively.

         In connection with the Expanded  Underwriting  Guidelines,  Countrywide Home Loans originates or acquires mortgage loans under the Full Documentation  Program, the Alternative  Documentation Program, the Reduced Documentation Loan Program, the No Income/No Asset
Documentation  Program and the Stated Income/Stated Asset Documentation  Program.  Neither the No Income/No Asset Documentation Program
nor the Stated Income/Stated Asset Documentation Program is available under the Standard Underwriting Guidelines.

         The same documentation and verification  requirements  apply to mortgage loans documented under the Alternative  Documentation
Program regardless of whether the loan has been underwritten under the Expanded  Underwriting  Guidelines or the Standard  Underwriting
Guidelines.  However, under the Alternative  Documentation Program, mortgage loans that have been underwritten pursuant to the Expanded
Underwriting  Guidelines may have higher loan balances and  Loan-to-Value  Ratios than those permitted under the Standard  Underwriting
Guidelines.

         Similarly,  the same  documentation  and  verification  requirements  apply to  mortgage  loans  documented  under the Reduced
Documentation Program regardless of whether the loan has been underwritten under the Expanded  Underwriting  Guidelines or the Standard
Underwriting  Guidelines.  However,  under the  Reduced  Documentation  Program,  higher loan  balances  and  Loan-to-Value  Ratios are permitted for mortgage loans  underwritten  pursuant to the Expanded  Underwriting  Guidelines  than those permitted under the Standard
Underwriting  Guidelines.  The maximum  Loan-to-Value  Ratio,  including  secondary  financing,  ranges up to 90%.  The borrower is not required  to  disclose  any income  information  for some  mortgage  loans  originated  under the Reduced  Documentation  Program,  and accordingly  debt-to-income  ratios are not  calculated or included in the  underwriting  analysis.  The maximum  Loan-to-Value  Ratio, including secondary financing, for those mortgage loans ranges up to 85%.

         Under the No Income/No Asset Documentation Program, no documentation  relating to a prospective borrower’s income,  employment or assets is required and therefore  debt-to-income  ratios are not  calculated  or included in the  underwriting  analysis,  or if the documentation  or calculations  are included in a mortgage loan file, they are not taken into account for purposes of the  underwriting analysis.  This program is limited to borrowers with excellent credit histories.  Under the No Income/No Asset  Documentation  Program,
the maximum  Loan-to-Value  Ratio,  including secondary  financing,  ranges up to 95%. Mortgage loans originated under the No Income/No
Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

         Under the Stated  Income/Stated Asset Documentation  Program,  the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s  employment and that the stated assets are consistent  with the borrower’s  income.  The
Stated  Income/Stated Asset Documentation  Program permits maximum  Loan-to-Value Ratios up to 90%. Mortgage loans originated under the
Stated Income/Stated Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

                                                    DESCRIPTION OF THE CERTIFICATES

         The trust will issue the  Certificates  pursuant to the Agreement.  The  Certificates  consist of the classes of  Certificates reflected on pages S-2 through S-5 of this prospectus supplement,  which we refer to collectively as the Offered Certificates,  and one or more classes of  Class B-IO,  Class R, Class R-X,  Class I-XP,  Class II-XP and such other  non-offered  certificates  which are not offered  publicly.  The various classes of Class I-A  Certificates,  which are further divided into sub-loan  groups,  are collectively referred to as the Group I Senior  Certificates;  and the various  classes of Class I-M  Certificates  and Class I-B  Certificates  are
referred to herein as the Class I-M Certificates or Class I-B Certificates,  respectively,  or,  collectively,  the Group I Subordinate
Certificates.  The various classes of Class II-A  Certificates and the group II interest-only  certificates,  which are further divided into sub-loan  groups,  are  collectively  referred to as the Group II Senior  Certificates;  and the various classes of the Class II-B
Certificates  are referred to herein as the Class II-B  Certificates or the Group II Subordinate  Certificates.  The various classes of
Class III-A  Certificates and group III interest-only  certificates,  which are further divided into sub-loan groups,  are collectively referred to as the Group III Senior  Certificates;  and the various classes of the Class III-B  Certificates  are referred to herein as the Class III-B Certificates or the Group III Subordinate  Certificates.  The Certificates offered are collectively  referred to herein as the Offered Certificates.

         Holders of the Class R Certificates  will be entitled to receive any residual cash flow from the mortgage  pool,  which is not expected to be  significant.  A holder of a Class R Certificate  will not have a right to alter the structure of the  transaction.  The initial owner of the Class R Certificates is expected to be Bear, Stearns Securities Corp.

General

         The Bear Stearns ALT-A Trust Mortgage  Pass-Through  Certificates,  Series 2006-4 will consist of the Offered Certificates and
Non-offered Certificates. Only the Offered Certificates are offered by this prospectus supplement.

         The  Certificates  represent in the  aggregate  the entire  beneficial  ownership  interest in a trust fund  consisting of the following:

              o   all of the Depositor’s right, title and interest in and to the mortgage loans, the related mortgage notes,  mortgages and other related  documents,  including all interest and principal due with respect to the mortgage  loans after the
                  Cut-off Date, but excluding any payments of principal or interest due on or prior to the Cut-off Date,

              o   any mortgaged properties acquired on behalf of  certificateholders  by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon,

              o   the rights of the Trustee under all insurance policies required to be maintained pursuant to the Agreement,

              o   the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Sponsor,

              o   such  assets  relating  to the  mortgage  loans as from time to time may be held in the  Protected  Accounts  and the
                  Distribution Account,

              o   the rights of the Depositor with respect to the Servicing Agreements, to the extent assigned to the Trustee,

              o   the rights of the Depositor with respect to the Cap Contracts, and

              o   any proceeds of the foregoing.

         Each class of the  Certificates  will have the approximate  initial  Certificate  Principal  Balance or Notional Amount as set
forth on pages S-2  through  S-5 hereof and will have the  Pass-Through  Rate  determined  as provided  under  “Summary  of  Prospectus
Supplement-Description  of the  Certificates-Pass  Through  Rates” and  “Description  of  Certificates-Interest  Distribution”  in this prospectus  supplement.  The Class R Certificates also represent the right to receive additional  distributions in respect of the trust fund on any  distribution  date after all  required  payments of principal  and interest  have been made on such date in respect of the other classes of  Certificates,  although it is not  anticipated  that funds will be available  for any  additional  distribution.  The
Class I-B-3,  Class B-IO, Class I-XP, Class II-B-9,  Class II-B-10,  Class II-B-11,  Class II-XP, Class III-B-4,  Class III-B-5,  Class
III-B-6 and Residual Certificates are not being offered by this prospectus supplement.

         The Offered Certificates (other than the Residual  Certificates) will be issued,  maintained and transferred on the book-entry records of DTC, Clearstream Banking,  société anonyme and the Euroclear System and each of their participants in minimum  denominations of $25,000 and integral  multiples  of $1 in excess  thereof.  One  certificate  of each of these  classes may be issued in a different principal  amount to  accommodate  the  remainder  of the initial  principal  amount of the  certificates  of such class.  The Residual
Certificates will be offered in registered,  certificated  form, in a single certificate of $100. The Residual  Certificates  (together with any Book-entry  Certificates  re-issued as definitive  certificates)  will be transferable  and exchangeable at the offices of the
Securities  Administrator.  The Offered  Certificates will be issued as global securities.  See Annex II to this prospectus  supplement and “Description of the Securities-Form of Securities” and “-Global Securities” in the prospectus.

         The  Book-entry  Certificates  will  initially be  represented  by one or more Global  Securities  registered in the name of a nominee of DTC. The Depositor  has been  informed by DTC that DTC’s  nominee will be Cede & Co. No person  acquiring an interest in any class of the Book-entry  Certificates  will be entitled to receive a certificate  representing  such person’s  interest,  except as set forth below under  “-Definitive  Certificates”.  Unless and until definitive  certificates  are issued under the limited  circumstances described in this prospectus supplement,  all references to actions by certificateholders  with respect to the Book-entry  Certificates shall refer to actions  taken by DTC upon  instructions  from its  participants  and all  references in this  prospectus  supplement to distributions,  notices,  reports and  statements to  certificateholders  with respect to the  Book-entry  Certificates  shall refer to distributions,  notices,  reports and statements to DTC or Cede & Co., as the registered  holder of the  Book-entry  Certificates,  for distribution  to  Certificate  Owners in accordance  with DTC  procedures.  See  “-Registration  of the  Book-Entry  Certificates”  and
“-Definitive Certificates” in this prospectus supplement.

         All  distributions  to  holders  of the  Offered  Certificates,  other  than the final  distribution  on any class of  Offered
Certificates,  will be made on each  distribution  date by or on behalf of the Securities  Administrator  to the persons in whose names the Offered  Certificates  are  registered at the close of business on the related Record Date.  Distributions  will be made either (a)
by check mailed to the address of each  certificateholder  as it appears in the certificate register or (b) upon written request to the
Securities  Administrator at least five business days prior to the relevant Record Date by any holder of Offered  Certificate,  by wire transfer in immediately  available funds to the account of the  certificateholders  specified in the request. The final distribution on any class of Offered  Certificates  will be made in a like manner,  but only upon presentment and surrender of the related  Certificate at the corporate  trust office of the  Securities  Administrator,  for these  purposes  located at Sixth Street and  Marquette  Avenue,
Minneapolis,  Minnesota  55479,  Attention:  Corporate  Trust Group,  BSALTA 2006-4,  or any other location  specified in the notice to certificateholders of the final distribution.

         The Certificates will not be listed on any securities  exchange or quoted in the automated  quotation system of any registered securities  association.  As a result,  investors in the Certificates may experience limited liquidity.  See “Risk Factors-The  Offered
Certificates  Will Have Limited  Liquidity,  So You May Be Unable to Sell Your  Securities  or May Be Forced to Sell Them at a Discount
from Their Fair Market Value.” in this prospectus supplement.

Registration of the Book-Entry Certificates

         DTC is a  limited-purpose  trust company  organized  under the laws of the State of New York, a member of the Federal  Reserve
System,  a “clearing  corporation”  within the meaning of the New York Uniform  Commercial  Code,  and a “clearing  agency”  registered pursuant  to the  provisions  of Section 17A of the  Exchange  Act.  DTC was created to hold  securities  for its  participants  and to facilitate the clearance and settlement of securities  transactions  between  participants  through  electronic  book entries,  thereby eliminating the need for physical movement of certificates.

         Certificate  Owners that are not  participants or indirect  participants  but desire to purchase,  sell or otherwise  transfer ownership of, or other interests in, the Book-entry  Certificates  may do so only through  participants and indirect  participants.  In addition,  Certificate  Owners will receive all  distributions  of principal of and interest on the  Book-entry  Certificates  from the
Securities  Administrator  through DTC and DTC  participants.  The Securities  Administrator  will forward  payments to DTC in same day funds and DTC will forward  payments to participants in next day funds settled  through the New York Clearing House.  Each  participant will be responsible for disbursing the payments.  Unless and until definitive  certificates are issued, it is anticipated that the only certificateholders  of the Book-entry  Certificates  will be Cede & Co., as nominee of DTC.  Certificate  Owners will not be recognized by the Securities  Administrator as certificateholders,  as such term is used in the Agreement and Certificate Owners will be permitted to exercise the rights of certificateholders only indirectly through DTC and its participants.

         Under the Rules, DTC is required to make book-entry  transfers of Book-entry  Certificates  among  participants and to receive and transmit distributions of principal of, and interest on, the Book-entry  Certificates.  Participants and indirect participants with which  Certificate  Owners have  accounts  with  respect to the  Book-entry  Certificates  similarly  are  required to make  book-entry transfers and receive and transmit these payments on behalf of their respective Certificate Owners.  Accordingly,  although Certificate
Owners will not possess definitive  certificates,  the Rules provide a mechanism by which Certificate Owners through their participants and indirect participants will receive payments and will be able to transfer their interest.

         Because  DTC can only act on behalf of  participants,  who in turn act on behalf  of  indirect  participants  and on behalf of certain banks, the ability of a Certificate Owner to pledge  Book-entry  Certificates to persons or entities that do not participate in the DTC  system,  or to  otherwise  act with  respect to  Book-entry  Certificates,  may be  limited  due to the  absence  of  physical certificates for the Book-entry  Certificates.  In addition,  under a book-entry  format,  Certificate  Owners may experience delays in their receipt of payments since distribution will be made by the Securities Administrator to Cede & Co., as nominee for DTC.

         Under the  Rules,  DTC will  take  action  permitted  to be taken by a  certificateholders  under  the  Agreement  only at the direction of one or more  participants to whose DTC account the Book-entry  Certificates are credited.  Additionally,  under the Rules,
DTC will take actions with respect to specified  voting rights only at the direction of and on behalf of  participants  whose  holdings of Book-entry  Certificates  evidence these specified voting rights. DTC may take conflicting actions with respect to voting rights, to the extent that participants whose holdings of Book-entry Certificates evidence voting rights, authorize divergent action.

         The Depositor,  the Master Servicer,  the Securities  Administrator,  the Servicers and the Trustee will have no liability for any aspect of the records  relating to or payments made on account of beneficial  ownership  interests in the  Book-entry  Certificates held by Cede & Co., as nominee for DTC, or for  maintaining,  supervising  or reviewing any records  relating to  beneficial  ownership interests or transfers thereof.

Definitive Certificates

         Definitive  certificates  will be issued to  Certificate  Owners or their  nominees,  respectively,  rather than to DTC or its nominee,  only if (1) the Depositor  advises the Securities  Administrator in writing that DTC is no longer willing or able to properly discharge its  responsibilities as clearing agency with respect to the Book-entry  Certificates and the Depositor is unable to locate a qualified  successor  within 30 days or (2) the  Depositor  notifies DTC of its intent to terminate  the  book-entry  system and,  upon receipt of a notice of intent  from DTC,  the  participants  holding  beneficial  interests  in the  Book-entry  Certificates  agree to initiate a  termination.  Additionally,  after the  occurrence  of an event of  default  under the  Agreement,  any  Certificate  Owner materially  and adversely  affected  thereby may, at its option,  request and,  subject to the  procedures  set forth in the Agreement, receive  a  definitive  certificate  evidencing  such  Certificate  Owner’s  fractional  undivided  interest  in the  related  class of
Certificates.

         Upon its receipt of notice of the occurrence of any event described in the  immediately  preceding  paragraph,  the Securities
Administrator  is  required  to request  that DTC notify all  Certificate  Owners  through  its  participants  of the  availability  of definitive certificates.  Upon surrender by DTC of the definitive certificates  representing the Book-entry Certificates and receipt of instructions for  re-registration,  the Securities  Administrator will reissue the Book-entry  Certificates as definitive  certificates issued in the respective  principal amounts owned by individual  Certificate  Owners, and thereafter the Securities  Administrator will recognize the holders of definitive certificates as certificateholders under the Agreement.

Calculation of One-Month LIBOR

         On the  second  LIBOR  business  day  preceding  the  commencement  of each  Interest  Accrual  Period for the Group I Offered
Certificates,  which date we refer to as an interest  determination  date, the Securities  Administrator will determine One-Month LIBOR for such Interest  Accrual  Period on the basis of such rate as it appears on Telerate  Screen Page 3750, as of 11:00 a.m.  London time on such  interest  determination  date.  If such rate does not appear on such page, or such other page as may replace that page on that service,  or if such service is no longer  offered,  such other service for displaying  LIBOR or comparable  rates as may be reasonably selected by the securities  administrator,  One-Month LIBOR for the applicable Interest Accrual Period will be the Reference Bank Rate.
If no such quotations can be obtained and no Reference Bank Rate is available,  One-Month LIBOR will be the One-Month LIBOR  applicable to the immediately preceding Interest Accrual Period.

         The  Reference  Bank Rate with  respect to any Interest  Accrual  Period,  means the  arithmetic  mean,  rounded  upwards,  if necessary,  to the nearest whole  multiple of 0.03125%,  of the offered rates for United States dollar  deposits for one month that are quoted by the Reference  Banks, as described below, as of 11:00 a.m., New York City time, on the related  interest  determination  date to prime banks in the London interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate
Principal  Balance of all Classes of Group I Offered  Certificates  and Group II Offered  Subordinate  Certificates  for such  Interest
Accrual  Period,  provided that at least two such  Reference  Banks  provide such rate.  If fewer than two offered  rates  appear,  the
Reference Bank Rate will be the arithmetic  mean,  rounded  upwards,  if necessary,  to the nearest whole multiple of 0.03125%,  of the rates quoted by one or more major banks in New York City,  selected by the  Securities  Administrator,  as of 11:00 a.m., New York City
time, on such date for loans in U.S.  dollars to leading  European  banks for a period of one month in amounts  approximately  equal to the  aggregate  Certificate  Principal  Balance  of all  Classes  of Group I  Offered  Certificates  and Group II  Offered  Subordinate
Certificates.  As used in this  section,  LIBOR  business  day means a day on which banks are open for dealing in foreign  currency and exchange in London and New York City; and Reference Banks means leading banks selected by the Securities  Administrator  and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

                  1.  with an established place of business in London,

                  2.  which have been designated as such by the Securities Administrator, and

                  3.  which are not controlling, controlled by, or under common control with, the Depositor, the Sponsor or the
                      Master Servicer.

         The establishment of One-Month LIBOR on each interest  determination  date by the Securities  Administrator and the Securities
Administrator’s  calculation  of the rate of  interest  applicable  to the  Classes  of Group I Offered  Certificates  for the  related
Interest Accrual Period shall, in the absence of manifest error, be final and binding.

Distributions on the Group I Certificates

         On each distribution  date, the Securities  Administrator  will withdraw the available funds with respect to Loan Group I from the Distribution Account for such distribution date and apply such amounts as follows:

         First,  to pay any accrued and unpaid  interest on the Group I Offered  Certificates  and the Class I-B-3  Certificates in the
following order of priority:

                  1.  (a)  From Interest Funds in respect of the sub-loan group I-1 mortgage  loans,  to the Class I-1A-1  Certificates and the Class I-1A-2  Certificates,  the Current  Interest and then any  Interest  Carry-forward  Amount for each such class,  on a pro rata basis based on the Current  Interest  and Interest  Carry-forward  Amount owed to each such class,  (b) from Interest  Funds in respect of the sub-loan  group I-2 mortgage  loans,  to the Class I-2A-1
                      Certificates and the Class I-2A-2 Certificates,  the Current Interest and then any Interest  Carry-forward Amount for each such class,  on a pro rata basis based on the Current  Interest and Interest  Carry-forward  Amount owed to each such class,  and (c) from  Interest  Funds in respect of the sub-loan  group I-3 mortgage  loans,  to the
                      Class  I-3A-1  Certificates  and the Class  I-3A-2  Certificates,  the  Current  Interest  and then any  Interest
                      Carry-forward  Amount for each such  class,  on a pro rata  basis  based on the  Current  Interest  and  Interest
                      Carry-forward Amount owed to each such class;

                  2.  From remaining  Interest Funds in respect of the group I mortgage loans, to the Class I-M-1,  Class I-M-2,  Class
                      I-B-1,  Class I-B-2 and Class I-B-3  Certificates,  sequentially,  in that order,  the Current  Interest for each such class;

                  3.  Any  Excess  Spread  to  the  extent   necessary  to  meet  a  level  of   overcollateralization   equal  to  the
                      Overcollateralization  Target  Amount  will be the Extra  Principal  Distribution  Amount and will be included as part of the  Principal  Distribution  Amount  and  distributed  in  accordance  with  Second (A) or (B) below (as applicable); and

                  4.  Any Remaining Excess Spread will be applied as Excess Cashflow pursuant to clauses Third through Twelfth below.

         On any  distribution  date, any  shortfalls  resulting  from the  application  of the Relief Act and any  Prepayment  Interest
Shortfalls to the extent not covered by Compensating  Interest  Payments will be allocated,  first,  in reduction of amounts  otherwise distributable to the Class B-IO Certificates and Residual  Certificates and thereafter,  to the Current Interest payable to the Group I
Offered  Certificates  and the Class I-B-3  Certificates,  on a pro rata basis,  on such  distribution  date,  based on the  respective amounts of interest accrued on such  Certificates for such distribution  date. The holders of the Group I Offered  Certificates and the
Class I-B-3 Certificates will not be entitled to reimbursement for any such interest shortfalls.

         Second,  to pay as  principal on the Group I Offered  Certificates  and the Class I-B-3  Certificates  entitled to payments of principal, in the following order of priority:

         (A)      For each  distribution  date (i) prior to the Stepdown Date or (ii) on which a Trigger  Event is in effect,  from the
                  Principal Distribution Amount for such distribution date:

                  1.  (a)   With  respect to the sub-loan  group I-1 mortgage  loans,  to the Class I-1A-1  Certificates  and the Class
                      I-1A-2 Certificates,  on a pro rata basis in accordance with their respective  Certificate Principal Balances, an amount equal to the Sub-Group I-1A Principal  Distribution  Amount until the  Certificate  Principal  Balances of each such class thereof are reduced to zero,  (b) with respect to the sub-loan group I-2 mortgage  loans,  to the
                      Class  I-2A-1  Certificates  and the Class  I-2A-2  Certificates,  on a pro rata basis in  accordance  with their respective  Certificate Principal Balances,  an amount equal to the Sub-Group I-2A Principal  Distribution Amount until the  Certificate  Principal  Balances of each such class thereof are reduced to zero,  and (c) with respect to the sub-loan group I-3 mortgage loans,  to the Class I-3A-1  Certificates  and the Class I-3A-2  Certificates,
                      on a pro rata basis in accordance with their respective  Certificate  Principal Balances,  an amount equal to the
                      Sub-Group  I-3A  Principal  Distribution  Amount  until the  Certificate  Principal  Balances  of each such class thereof are reduced to zero;

                  2.  To the Class I-M-1  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero;

                  3.  To the Class I-M-2  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero;

                  4.  To the Class I-B-1  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero;

                  5.  To the Class I-B-2  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero; and

                  6.  To the Class I-B-3  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero.

         (B)      For each  distribution  date on or after the Stepdown  Date,  so long as a Trigger  Event is not in effect,  from the
                  Principal Distribution Amount for such distribution date:

                  1.  (a)   With  respect to the sub-loan  group I-1 mortgage  loans,  to the Class I-1A-1  Certificates  and the Class
                      I-1A-2 Certificates,  on a pro rata basis in accordance with their respective  Certificate Principal Balances, an amount equal to the Class I-1A Principal  Distribution  Amount until the Certificate  Principal  Balances of each such class thereof are reduced to zero, (b) with respect to the sub-loan group I-2 mortgage  loans,  to the Class
                      I-2A-1  Certificates and the Class I-2A-2  Certificates,  on a pro rata basis in accordance with their respective
                      Certificate  Principal  Balances,  an amount  equal to the Class I-2A  Principal  Distribution  Amount  until the
                      Certificate  Principal  Balances  of each such class  thereof are  reduced to zero,  and (c) with  respect to the sub-loan group I-3 mortgage loans, to the Class I-3A-1 Certificates and the Class I-3A-2  Certificates,  on a pro
                      rata basis in accordance  with their  respective  Certificate  Principal  Balances,  an amount equal to the Class
                      I-3A  Principal  Distribution  Amount until the  Certificate  Principal  Balances of each such class  thereof are reduced to zero;

                  2.  To the Class I-M-1  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-M-1 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  3.  To the Class I-M-2  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-M-2 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  4.  To the Class I-B-1  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-B-1 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  5.  To the Class I-B-2  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-B-2 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                  6.  To the Class I-B-3  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-B-3 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero.

         (C)      Notwithstanding  the provisions of clauses Second (A) and (B) above, if on any Distribution  Date the Certificates in a Sub-Loan Group of Loan Group I are no longer outstanding,  the portion of the Sub-Group I-1A Principal Distribution
                  Amount,  Sub-Group I-2A Principal  Distribution  Amount,  Sub-Group I-3A Principal  Distribution  Amount,  Class I-1A
                  Principal  Distribution  Amount,  Class I-2A Principal  Distribution  Amount,  or Class I-3A  Principal  Distribution
                  Amount,  as applicable,  otherwise  allocable to such Sub-Loan  Group will be allocated to the other Sub-Loan  Groups with outstanding  certificates,  on a pro rata basis, in accordance with such Sub-Loan Group's aggregate  Certificate
                  Principal Balance,  and will be distributed between the Certificates in the Sub-Loan Group in the manner set forth in
                  Second (A) or (B) above,  as applicable,  until the  Certificate  Principal  Balance of each such class is reduced to zero.

         Third,  from any Excess Cashflow,  to the Class I-A Certificates,  pro rata in accordance with the respective  amounts owed to each such Class,  (i) any Interest  Carry-forward  Amount for each such Class to the extent not fully paid pursuant to subclauses First
1 above and (ii) any Unpaid Realized Loss Amount for each such Class for such distribution date;

         Fourth,  from  any  remaining  Excess  Cashflow,  to the  Class  I-M-1  Certificates,  an  amount  equal  to (a) any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Fifth,  from  any  remaining  Excess  Cashflow,  to the  Class  I-M-2  Certificates,  an  amount  equal  to (a)  any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Sixth,  from  any  remaining  Excess  Cashflow,  to the  Class  I-B-1  Certificates,  an  amount  equal  to (a)  any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Seventh,  from any  remaining  Excess  Cashflow,  to the  Class  I-B-2  Certificates,  an  amount  equal  to (a) any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Eighth,  from  any  remaining  Excess  Cashflow,  to the  Class  I-B-3  Certificates,  an  amount  equal  to (a) any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Ninth, from any remaining Excess Cashflow,  to the Class I-A Certificates,  any Basis Risk Shortfall  Carry-forward Amount for each such Class for such distribution date, pro rata, based on the Basis Risk Shortfall and Basis Risk Shortfall  Carry-forward  Amount owed to each such Class;

         Tenth,  from any  remaining  Excess  Cashflow,  to the Class  I-M-1,  Class I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3
Certificates, in that order, any Basis Risk Shortfall Carry-forward Amount, in each case for such Class for such distribution date;

         Eleventh, from any remaining Excess Cashflow, to the Class B-IO certificates an amount specified in the Agreement; and

         Twelfth, any remaining amounts to the Class R Certificates.

         On each distribution  date, all amounts  representing  prepayment charges in respect of the group I mortgage loans received by the Trust  during the related  Prepayment  Period will be  withdrawn  from the  Distribution  Account  and shall not be  available  for distribution to the holders of the Group I Offered  Certificates and the Class I-B-3  Certificates.  Prepayment charges received by the
Trust with respect to the group I mortgage loans will be distributed to the Class I-XP Certificates as set forth in the Agreement.

         When a borrower  prepays all or a portion of a mortgage  loan  between Due Dates,  the  borrower  pays  interest on the amount prepaid only to the date of prepayment.  Accordingly,  an interest  shortfall will result equal to the difference between the amount of interest  collected and the amount of interest that would have been due absent such prepayment.  We refer to this interest shortfall as a Prepayment  Interest Shortfall.  Any Prepayment  Interest  Shortfalls  resulting from a prepayment in full or in part are required to be paid by the  applicable  Servicer,  but only to the extent that such amount does not exceed the aggregate of the  Servicing  Fees on the mortgage loans serviced by it on the applicable  distribution date. Any Prepayment  Interest  Shortfalls  required to be funded but not funded by the  applicable  Servicer  are required to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the aggregate Master Servicing  Compensation  for the related mortgage loans for the applicable  distribution  date. None of the Servicers or the Master  Servicer are obligated to fund interest  shortfalls  resulting from the application of the Relief Act. The amount of the Master  Servicing  Compensation  and Servicing  Fees used to offset such  Prepayment  Interest  Shortfalls is referred to herein as Compensating Interest Payments.

Excess Spread and Overcollateralization Provisions

         Excess  Spread will be required to be applied as an Extra  Principal  Distribution  Amount with respect to the Group I Offered
Certificates and the Class I-B-3 Certificates whenever the Overcollateralization  Amount is less than the Overcollateralization  Target
Amount. If on any distribution date, after giving effect to allocations of the related Principal  Distribution  Amounts,  the aggregate
Certificate  Principal  Balance of the Group I Offered  Certificates  and the Class I-B-3  Certificates  exceeds the  aggregate  Stated
Principal  Balance  of the group I mortgage  loans for such  distribution  date,  the  Certificate  Principal  Balances  of the Group I
Subordinate  Certificates will be reduced, in inverse order of seniority  (beginning with the Class I-B-3  Certificates),  by an amount equal to such excess. If no Group I Subordinate  Certificates  remain  outstanding,  the Certificate  Principal Balances of the Group I
Senior  Certificates  will be  reduced,  with  respect to the  sub-loan  group I-1  mortgage  loans,  beginning  with the Class  I-1A-2
Certificates and then the Class I-1A-1  Certificates,  with respect to the sub-loan group I-2 mortgage loans,  beginning with the Class
I-2A-2 Certificates and then the Class I-2A-1 Certificates,  and with respect to the sub-loan group I-3 mortgage loans,  beginning with the Class  I-3A-2  Certificates  and then the Class I-3A-1  Certificates,  in each case by an amount equal to such excess and until the
Certificate Principal Balance of such class has been reduced to zero.  Any such reduction is an Applied Realized Loss Amount.

Pass-Through Rates for the Group I Offered Certificates

         The pass-through  rate per annum for the Group I Offered  Certificates and the Class I-B-3  Certificates  will be equal to the least of:

                  (i)      the  London  interbank  offered  rate for one month  United  States  dollar  deposits,  which we refer to as
         One-Month LIBOR, calculated as described below under “-Calculation of One-Month LIBOR” plus the related Margin,

                  (ii)     11.50% per annum, and

                  (iii)    the related Net Rate Cap.

Distributions on the Group II Certificates

         On each  distribution  date,  the  Available  Funds with  respect to each  Sub-Loan  Group  included  in Loan Group II will be distributed as follows:....

         (A)      On each  distribution  date,  the Available  Funds for Sub-Loan  Group II-1 will be distributed to the Class II-1A-1,
Class II-1A-2 and Class II-1X-1 Certificates as follows:

                  first, to the Class II-1A-1,  Class II-1A-2 and Class II-1X-1 Certificates,  the Accrued Certificate Interest on each such class for such distribution date, pro rata, based on the Accrued  Certificate  Interest owed to each such class.  Accrued
         Certificate  Interest on the Class  II-1A-1,  Class  II-1A-2 and Class  II-1X-1  Certificates  is subject to  reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described under  “-Interest  Distributions  on the Group II
         Certificates and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class II-1A-1, Class II-1A-2 and Class II-1X-1 Certificates,  any Accrued Certificate Interest thereon remaining  undistributed from previous  distribution dates, pro rata, based on the undistributed  Accrued Certificate Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group II-1; and

                  third,  to the Class II-1A-1  Certificates  and the Class  II-1A-2  Certificates,  in reduction of their  Certificate
         Principal  Balances,  pro rata, based on each respective  Certificate  Principal Balance,  the Senior Optimal Principal Amount
         with  respect to the Senior  Certificates  in  Sub-Loan  Group II-1 for such  distribution  date,  to the extent of  remaining
         Available Funds for Sub-Loan Group II-1, until each such Certificate Principal Balance has been reduced to zero.
         (B)      On each  distribution  date,  the Available  Funds for Sub-Loan  Group II-2 will be distributed to the Class II-2A-1,
Class II-2A-2, Class II-2X-1 and Class II-2X-2 Certificates as follows:

                  first, to the Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2  Certificates,  the Accrued Certificate
         Interest on each such class for such  distribution  date,  pro rata,  based on the Accrued  Certificate  Interest owed to each such class.  Accrued Certificate  Interest on the Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2 Certificates
         is subject to reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described  under  “-Interest
         Distributions on the Group II Certificates and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2 Certificates,  any Accrued Certificate
         Interest thereon  remaining  undistributed  from previous  distribution  dates, pro rata, based on the  undistributed  Accrued
         Certificate Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group II-2; and

                  third,  to the Class II-2A-1  Certificates  and the Class  II-2A-2  Certificates,  in reduction of their  Certificate
         Principal  Balances,  pro rata, based on each respective  Certificate  Principal Balance,  the Senior Optimal Principal Amount
         with  respect to the Senior  Certificates  in  Sub-Loan  Group II-2 for such  distribution  date,  to the extent of  remaining
         Available Funds for Sub-Loan Group II-2, until each such Certificate Principal Balance has been reduced to zero.

         (C)      On each  distribution  date,  the Available  Funds for Sub-Loan  Group II-3 will be distributed to the Class II-3A-1,
Class II-3A-2, Class II-3A-3, Class II-3A-4, Class II-3A-5, Class II-3X-1 and Class II-3X-2 Certificates as follows:

                  first, to the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4,  Class II-3A-5,  Class II-3X-1 and Class
         II-3X-2  Certificates,  the Accrued Certificate Interest on each such class for such distribution date, pro rata, based on the
         Accrued  Certificate  Interest owed to each such class.  Accrued  Certificate  Interest on the Class  II-3A-1,  Class II-3A-2,
         Class II-3A-3,  Class  II-3A-4,  Class II-3A-5,  Class II-3X-1 and Class II-3X-2  Certificates  is subject to reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described under  “-Interest  Distributions  on the Group II
         Certificates and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4,  Class II-3A-5, Class II-3X-1 and Class
         II-3X-2 Certificates,  any Accrued Certificate Interest thereon remaining  undistributed from previous distribution dates, pro rata, based on the undistributed  Accrued Certificate  Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group II-3; and

                  third, concurrently and pro rata (i) first to the Class II-3A-1 Certificates,  the Class II-3A-2 Certificates,  Class
         II-3A-3  Certificates  and the  Class  II-3A-4  Certificates  sequentially,  in that  order,  and  (ii) to the  Class  II-3A-5
         Certificates,  in each case in  reduction  of their  Certificate  Principal  Balances,  based on each  respective  Certificate
         Principal  Balance,  as applicable,  the Senior Optimal  Principal Amount with respect to the Senior  Certificates in Sub-Loan
         Group II-3 for such  distribution  date, to the extent of remaining  Available Funds for Sub-Loan Group II-3,  until each such
         Certificate Principal Balance has been reduced to zero.

          (D)     Except as provided in paragraphs (E) and (F) below, on each  distribution  date on or prior to the distribution  date on which the Certificate  Principal Balances of the Group II Subordinate  Certificates are reduced to zero, such date being referred to herein as the Group II Cross-Over  Date, an amount equal to the sum of the remaining  Available  Funds for all Sub-Loan  Groups in Loan
Group II after the  distributions  set forth in paragraphs  (A) through (C) above,  will be distributed  sequentially  in the following order to the Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6, Class II-B-7, Class II-B-8, Class
II-B-9,  Class  II-B-10 and Class  II-B-11  Certificates,  in that order,  in each case up to an amount  equal to and in the  following order:  (a) the Accrued  Certificate  Interest  thereon  for such  distribution  date,  (b) any Accrued  Certificate  Interest  thereon remaining  undistributed  from previous  distribution  dates and (c) such class’s Allocable Share for such  distribution  date, in each case, to the extent of the remaining Available Funds for all Sub-Loan Groups in Loan Group II.

         (E)      On each distribution date prior to the Group II Cross-Over Date but after the reduction of the aggregate  Certificate
Principal  Balance of the Group II Senior  Certificates  in any  Certificate  Group or Groups of Loan Group II to zero,  the  remaining
Certificate  Groups in such Loan Group will be entitled to receive in  reduction of their  Certificate  Principal  Balances,  pro rata, based upon the aggregate  Certificate  Principal Balance of the Senior Certificates in each Certificate Group immediately prior to such distribution date, in addition to any Principal  Prepayments related to such remaining Senior  Certificates’  respective Sub-Loan Group allocated to such Senior  Certificates,  100% of the  Principal  Prepayments  on any group II mortgage  loan in the  Sub-Loan  Group or
Groups  relating to the fully paid  Certificate  Group or Groups.  Such  amounts  allocated  to Group II Senior  Certificates  shall be treated as part of the Available Funds for the related  Sub-Loan Group and distributed as part of the related Senior Optimal  Principal
Amount in accordance  with the priorities  set forth in clause third in each of paragraphs  (A) through (C) above,  in reduction of the
Certificate  Principal  Balances  thereof.  Notwithstanding  the  foregoing,  if (i) the weighted  average of the Group II  Subordinate
Percentages  on such  distribution  date  equals  or  exceeds  two times  the  initial  weighted  average  of the Group II  Subordinate
Percentages and (ii) the aggregate  Stated Principal  Balance of the group II mortgage loans in all Sub-Loan Groups  delinquent 60 days or more  (including  for this purpose any such  mortgage  loans in  foreclosure  and  mortgage  loans with respect to which the related mortgaged  property has been  acquired by the Trust),  averaged  over the last six months,  as a percentage of the sum of the aggregate
Certificate  Principal  Balance of the Group II  Subordinate  Certificates  does not exceed 100%,  then the  additional  allocation  of
Principal  Prepayments  to the Group II Senior  Certificates  in  accordance  with this  paragraph (E) will not be made and 100% of the
Principal  Prepayments  on any group II  mortgage  loan in the  Sub-Loan  Group  relating to the fully paid  Certificate  Group will be allocated to the Group II Subordinate Certificates.

         (F)      If on any distribution date on which the aggregate  Certificate Principal Balance of the Group II Senior Certificates
in a  Certificate  Group would be greater than the aggregate  Stated  Principal  Balance of the group II mortgage  loans in its related
Sub-Loan Group and any Group II Subordinate  Certificates are still outstanding,  in each case, after giving effect to distributions to be made on such  distribution  date, (i) 100% of amounts  otherwise  allocable to the Group II Subordinate  Certificates  in respect of principal will be distributed to such Group II Senior  Certificates in reduction of the Certificate  Principal Balances thereof,  until the aggregate  Certificate  Principal  Balance of such Group II Senior  Certificates is equal to the aggregate Stated Principal Balance of the mortgage loans in its related  Sub-Loan Group, and (ii) the Accrued  Certificate  Interest  otherwise  allocable to the Group II
Subordinate  Certificates  on such  distribution  date will be reduced and  distributed  to such Group II Senior  Certificates,  to the extent of any amount due and unpaid on such Group II Senior  Certificates,  in an amount equal to the Accrued Certificate  Interest for such distribution date on the excess of (x) the aggregate  Certificate  Principal Balance of such Group II Senior Certificates over (y)
the  aggregate  Stated  Principal  Balance of the group II mortgage  loans in the related  Sub-Loan  Group.  Any such  reduction in the
Accrued  Certificate  Interest  on the  Group  II  Subordinate  Certificates  will be  allocated  first  to the  Group  II  Subordinate
Certificates in reverse order of their respective  numerical  designations,  commencing with the Class II-B-11  Certificates.  If there exists more than one  undercollateralized  Certificate Group on a distribution date, amounts distributable to such  undercollateralized
Certificate Groups pursuant to this paragraph will be allocated between such  undercollateralized  Certificate  Groups, pro rata, based upon the amount by which their respective  aggregate  Certificate  Principal  Balances exceed the aggregate Stated Principal Balance of the group II mortgage loans in their respective Sub-Loan Groups.

         (G)      If, after  distributions  have been made pursuant to priorities  first and second of paragraphs (A) through (C) above on any  distribution  date,  the  remaining  Available  Funds for any Sub-Loan  Group of Loan Group II is less than the Senior  Optimal
Principal  Amount for that  Sub-Loan  Group,  the Senior  Optimal  Principal  Amount for that  Sub-Loan  Group shall be reduced by that amount,  and the remaining  Available  Funds for that Sub-Loan  Group will be  distributed  as principal  among the related  classes of
Senior Certificates in Loan Group II, pro rata, based on their respective Certificate Principal Balances.

         Payments made on a class of Certificates  with Available Funds from another  Sub-Loan Group are a type of credit  enhancement, which has the effect of providing limited cross-collateralization among the Sub-Loan Groups.

         On each  distribution  date,  any  Available  Funds  remaining  after  payment of  interest  and  principal  to the classes of
Certificates  entitled  thereto,  as  described  above,  will be  distributed  to the Class R  Certificates;  provided,  that if on any distribution  date there are any Available  Funds for any Sub-Loan Group included in Loan Group II remaining  after payment of interest and principal to the Group II Certificates  entitled thereto,  such amounts will be distributed to the other classes of Group II Senior
Certificates,  pro rata, based upon their respective  Certificate Principal Balances,  until all amounts due to all classes of Group II
Senior  Certificates  have been paid in full and then to any Group II Subordinate  Certificates  (unless otherwise  described  herein), before any  remaining  Available  Funds are  distributed  in  accordance  with this  paragraph to the Class R  Certificates.  It is not anticipated that there will be any significant amounts remaining for such distribution.

         On each distribution date, all amounts  representing  prepayment charges in respect of the group II mortgage loans received by the Trust  during the related  Prepayment  Period will be  withdrawn  from the  Distribution  Account  and shall not be  available  for distribution  to the  holders  of the Group II  Senior  Certificates  and the Group II  Subordinate  Certificates.  Prepayment  charges received by the Trust with respect to the group II mortgage loans will be distributed to the Class II-XP  Certificates  as set forth in the Agreement.

Distributions on the Group III Certificates

         On each  distribution  date,  the  Available  Funds with  respect to each  Sub-Loan  Group  included in Loan Group III will be distributed as follows:

         (A)      On each  distribution  date,  the Available  Funds for Sub-Loan Group III-1 will be distributed to the Class III-1A-1
Certificates and the Class III-1A-2 Certificates as follows:

                  first, to the Class III-1A-1  Certificates and the Class III-1A-2  Certificates,  the Accrued Certificate Interest on
         each such class for such  distribution  date,  pro rata,  based on the Accrued  Certificate  Interest owed to each such class.
         Accrued Certificate  Interest on the Class III-1A-1  Certificates and the Class III-1A-2  Certificates is subject to reduction in the event of certain Net Interest Shortfalls  allocable thereto,  as described under “-Interest  Distributions on the Group
         II Certificate and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class III-1A-1  Certificates and the Class III-1A-2  Certificates,  any Accrued  Certificate  Interest
         thereon remaining  undistributed from previous  distribution  dates, pro rata, based on the undistributed  Accrued Certificate
         Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group III-1; and

                  third, to the Class III-1A-1  Certificates  and the Class III-1A-2  Certificates,  in reduction of their  Certificate
         Principal  Balances,  pro rata, based on each respective  Certificate  Principal Balance,  the Senior Optimal Principal Amount
         with  respect to the Senior  Certificates  in Sub-Loan  Group III-1 for such  distribution  date,  to the extent of  remaining
         Available Funds for Sub-Loan Group III-1, until each such Certificate Principal Balance has been reduced to zero.

         (B)      On each  distribution  date,  the Available  Funds for Sub-Loan Group III-2 will be distributed to the Class III-2A-1
Certificates and the Class III-2A-2 Certificates as follows:

                  first, to the Class III-2A-1  Certificates and the Class III-2A-2  Certificates,  the Accrued Certificate Interest on
         each such class for such  distribution  date,  pro rata,  based on the Accrued  Certificate  Interest owed to each such class.
         Accrued Certificate  Interest on the Class III-2A-1  Certificates and the Class III-2A-2  Certificates is subject to reduction in the event of certain Net Interest Shortfalls  allocable thereto,  as described under “-Interest  Distributions on the Group
         II Certificates and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class III-2A-1  Certificates and the Class III-2A-2  Certificates,  any Accrued  Certificate  Interest
         thereon remaining  undistributed from previous  distribution  dates, pro rata, based on the undistributed  Accrued Certificate
         Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group III-2; and

                  third, to the Class III-2A-1  Certificates  and the Class III-2A-2  Certificates,  in reduction of their  Certificate
         Principal  Balances,  pro rata, based on each respective  Certificate  Principal Balance,  the Senior Optimal Principal Amount
         with  respect to the Senior  Certificates  in Sub-Loan  Group III-2 for such  distribution  date,  to the extent of  remaining
         Available Funds for Sub-Loan Group III-2, until each such Certificate Principal Balance has been reduced to zero.

         (C)      On each  distribution  date, the Available  Funds for Sub-Loan Group III-3 will be distributed to the Class III-3A-1,
Class III-3A-2, Class III-3A-3, Class III-3A-4, Class III-3X-1 and Class III-3X-2 Certificates as follows:

                  first, to the Class  III-3A-1,  Class III-3A-2,  Class  III-3A-3,  Class III-3A-4,  Class III-3X-1 and Class III-3X-2
         Certificates,  the Accrued Certificate  Interest on each such class for such distribution date, pro rata, based on the Accrued
         Certificate  Interest owed to each such class.  Accrued  Certificate  Interest on the Class III-3A-1,  Class  III-3A-2,  Class
         III-3A-3,  Class III-3A-4,  Class III-3X-1 and Class III-3X-2 Certificates is subject to reduction in the event of certain Net
         Interest  Shortfalls  allocable  thereto,  as described under  “-Interest  Distributions  on the Group II Certificates and the
         Group III Certificates” below in this prospectus supplement;

                  second,  to the Class III-3A-1,  Class III-3A-2,  Class III-3A-3,  Class III-3A-4,  Class III-3X-1 and Class III-3X-2
         Certificates,  any Accrued Certificate  Interest thereon remaining  undistributed from previous  distribution dates, pro rata, based on the undistributed  Accrued  Certificate  Interest owed to each class, to the extent of remaining  Available Funds for
         Sub-Loan Group III-3; and

                  third,  concurrently  and pro  rata (i) to the  Class  III-3A-1,  Class  III-3A-2  and  Class  III-3A-3  Certificates
         sequentially,  in that order,  and (ii) to the Class  III-3A-4  Certificate,  in each case in reduction  of their  Certificate
         Principal Balances,  and based on each respective  Certificate Principal Balance, as applicable,  the Senior Optimal Principal
         Amount  with  respect  to the Senior  Certificates  in  Sub-Loan  Group  III-3 for such  distribution  date,  to the extent of remaining Available Funds for Sub-Loan Group III-3, until each such Certificate Principal Balance has been reduced to zero.

         (D)      Except as provided in paragraphs (E) and (F) below, on each  distribution  date on or prior to the distribution  date on which the Certificate  Principal  Balances of the Group III Subordinate  Certificates  are reduced to zero, such date being referred to herein as the Group III  Cross-Over  Date, an amount equal to the sum of the remaining  Available  Funds for all Sub-Loan  Groups in
Loan Group III after the  distributions  set forth in paragraphs  (A) through (C) above under the heading  “Distributions  of the Group
III Certificates”,  will be distributed  sequentially in the following order, to the Class III-B-1, Class III-B-2, Class III-B-3, Class
III-B-4,  Class  III-B-5 and Class III-B-6  Certificates,  in each case up to an amount equal to and in the  following  order:  (a) the
Accrued Certificate Interest thereon for such distribution date, (b) any Accrued Certificate  Interest thereon remaining  undistributed from previous  distribution  dates and (c) such class’s Allocable Share for such distribution  date, in each case, to the extent of the remaining Available Funds for all Sub-Loan Groups in Loan Group III.

         (E)      On each  distribution  date  prior to the  Group  III  Cross-Over  Date but  after  the  reduction  of the  aggregate
Certificate  Principal  Balance  of the Group III  Senior  Certificates  in any  Certificate  Group or  Groups to zero,  the  remaining
Certificate  Groups in such Loan Group will be entitled to receive in  reduction of their  Certificate  Principal  Balances,  pro rata, based upon the aggregate  Certificate  Principal Balance of the Senior Certificates in each Certificate Group immediately prior to such distribution date, in addition to any Principal  Prepayments related to such remaining Senior  Certificates’  respective Sub-Loan Group allocated to such Senior  Certificates,  100% of the  Principal  Prepayments  on any group III mortgage  loan in the Sub-Loan  Group or
Groups  relating to the fully paid  Certificate  Group or Groups.  Such  amounts  allocated to Group III Senior  Certificates  shall be treated as part of the Available Funds for the related  Sub-Loan Group and distributed as part of the related Senior Optimal  Principal
Amount in  accordance  with the  priorities  set forth in clause  third in each of  paragraphs  (A) through (C) above under the heading
“Distributions  on the Group III  Certificates,”  in reduction of the  Certificate  Principal  Balances  thereof.  Notwithstanding  the foregoing,  if (i) the weighted average of the Group III Subordinate  Percentages on such distribution date equals or exceeds two times the initial  weighted average of the Group III Subordinate  Percentages and (ii) the aggregate  Stated  Principal  Balance of the group
III  mortgage  loans in all  Sub-Loan  Groups  delinquent  60 days or more  (including  for this  purpose  any such  mortgage  loans in foreclosure  and mortgage  loans with respect to which the related  mortgaged  property has been acquired by the Trust),  averaged over the last six  months,  as a  percentage  of the sum of the  aggregate  Certificate  Principal  Balance  of the  Group  III  Subordinate
Certificates  does not exceed 100%,  then the additional  allocation of Principal  Prepayments to the Group III Senior  Certificates in
accordance  with this  paragraph  (E) will not be made and 100% of the  Principal  Prepayments  on any group III  mortgage  loan in the
Sub-Loan Group relating to the fully paid Certificate Group will be allocated to the Group III Subordinate Certificates.

         (F)      If on any  distribution  date  on  which  the  aggregate  Certificate  Principal  Balance  of the  Group  III  Senior
Certificates in a Certificate  Group would be greater than the aggregate  Stated  Principal  Balance of the group III mortgage loans in its related  Sub-Loan Group and any Group III Subordinate  Certificates  are still  outstanding,  in each case,  after giving effect to distributions to be made on such distribution date, (i) 100% of amounts otherwise  allocable to the Group III Subordinate  Certificates in respect of principal will be distributed to such Group III Senior  Certificates in reduction of the Certificate  Principal  Balances thereof,  until the aggregate  Certificate  Principal  Balance of such Group III Senior  Certificates is equal to the aggregate  Stated
Principal Balance of the mortgage loans in its related Sub-Loan Group, and (ii) the Accrued  Certificate  Interest otherwise  allocable to the Group III  Subordinate  Certificates  on such  distribution  date will be  reduced  and  distributed  to such  Group III  Senior
Certificates,  to the extent of any amount due and unpaid on such  Group III Senior  Certificates,  in an amount  equal to the  Accrued
Certificate  Interest for such  distribution  date on the excess of (x) the aggregate  Certificate  Principal Balance of such Group III
Senior  Certificates  over (y) the aggregate  Stated  Principal  Balance of the group III mortgage loans in the related Sub-Loan Group.
Any such reduction in the Accrued Certificate  Interest on the Group III Subordinate  Certificates will be allocated first to the Group
III  Subordinate  Certificates  in  reverse  order of their  respective  numerical  designations,  commencing  with the  Class  III-B-6
Certificates.  If there exists more than one  undercollateralized  Certificate Group on a distribution date,  amounts  distributable to such undercollateralized  Certificate Groups pursuant to this paragraph will be allocated between such undercollateralized  Certificate
Groups,  pro rata,  based upon the amount by which their  respective  aggregate  Certificate  Principal  Balances  exceed the aggregate
Stated Principal Balance of the group III mortgage loans in their respective Sub-Loan Groups.

         (G)      If, after  distributions  have been made pursuant to priorities  first and second of paragraphs (A) through (C) above under the heading  “Distributions  on the Group III  Certificates”  on any  distribution  date, the remaining  Available  Funds for any
Sub-Loan  Group in Loan  Group III is less than the Senior  Optimal  Principal  Amount  for that  Sub-Loan  Group,  the Senior  Optimal
Principal  Amount for that Sub-Loan Group shall be reduced by that amount,  and the remaining  Available  Funds for that Sub-Loan Group will be  distributed  as  principal  among the  related  classes of Senior  Certificates  in Loan Group III,  pro rata,  based on their respective Certificate Principal Balances.

         Payments made on a class of Certificates  with Available Funds from another  Sub-Loan Group are a type of credit  enhancement, which has the effect of providing limited cross-collateralization among the Sub-Loan Groups.

         On each  distribution  date,  any  Available  Funds  remaining  after  payment of  interest  and  principal  to the classes of
Certificates  entitled  thereto,  as  described  above,  will be  distributed  to the Class R  Certificates;  provided,  that if on any distribution  date there are any Available  Funds for any Sub-Loan Group included in Loan Group III remaining after payment of interest and  principal to the Group III  Certificates  entitled  thereto,  such amounts will be  distributed  to the other classes of Group III
Senior  Certificates,  pro rata, based upon their respective  Certificate  Principal Balances,  until all amounts due to all classes of
Group III Senior  Certificates have been paid in full based upon their respective  Certificate  Principal  Balances,  until all amounts due to all classes of Group II Senior  Certificates have been paid in full and then to any Group III Subordinate  Certificates  (unless otherwise  described  herein),  before any remaining  Available  Funds are distributed in accordance with this paragraph to the Class R
Certificates.  It is not anticipated that there will be any significant amounts remaining for such distribution.

         On each distribution  date, all amounts  representing  prepayment  charges in respect of the group III mortgage loans received by the Trust  during the related  Prepayment  Period will be withdrawn  from the  Distribution  Account and shall not be available  for distribution to the holders of the Group III Senior Certificates and the Group III Subordinate Certificates.

Interest Distributions on the Group II Certificates and the Group III Certificates

         Holders of each class of Group II Senior  Certificates and Group III Senior  Certificates will be entitled to receive interest distributions  in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution  date, to the extent of the
Available Funds for the related Sub-Loan Group for that distribution date.

         Holders of the Group II Subordinate  Certificates  will be entitled to receive  interest  distributions  in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution  date,  to the extent of the Available  Funds  remaining for all
Sub-Loan  Groups  included in Loan Group II on that  distribution  date after  distributions  of interest and principal to the Group II
Senior  Certificates  and  distributions  of interest and principal to any class of Group II Subordinate  Certificates  having a higher payment priority.

         Holders of the Group III Subordinate  Certificates  will be entitled to receive  interest  distributions in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution  date,  to the extent of the Available  Funds  remaining for all
Sub-Loan Groups included in Loan Group III on that  distribution  date after  distributions  of interest and principal to the Group III
Senior  Certificates  and  distributions of interest and principal to any class of Group III Subordinate  Certificates  having a higher payment priority.

         As described in the definition of “Accrued  Certificate  Interest,” Accrued Certificate Interest on each class of certificates is subject to reduction in the event of specified interest shortfalls allocable thereto.

         When a Principal  Prepayment in full is made on a group II mortgage loan or group III mortgage  loan, the mortgagor is charged interest only for the period from the Due Date of the preceding  monthly  payment up to the date of the Principal  Prepayment,  instead of for a full  month.  When a partial  Principal  Prepayment  is made on a group II mortgage  loan or a group III  mortgage  loan,  the mortgagor is not charged  interest on the amount of the prepayment for the month in which the prepayment is made.  Interest  shortfalls resulting from Principal Prepayments in full or in part are referred to herein as “Prepayment Interest Shortfalls”.

         Any  Prepayment  Interest  Shortfalls  resulting  from  prepayments  in full or  prepayments in part made during the preceding calendar month that are being  distributed  to the holders of Group II  Certificates  or Group III  Certificates  on that  distribution date will be offset by the  related  Servicer,  but only to the extent  that those  Prepayment  Interest  Shortfalls  do not exceed the aggregate of the Servicing Fees on the group II mortgage loans or group III mortgage  loans,  as applicable,  serviced by such Servicer for the applicable  distribution date. Any Prepayment  Interest Shortfalls required to be funded but not funded by the related Servicer are required to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the aggregate Master Servicer compensation  for the  applicable  distribution  date. No assurance can be given that the Master  Servicing  compensation  available to cover Prepayment  Interest  Shortfalls will be sufficient  therefor.  Any Prepayment  Interest  Shortfalls which are not covered by the related  Servicer  or the Master  Servicer  on any  distribution  date will not be  reimbursed  on any future  distribution  date.  See
“Pooling and Servicing Agreement-Servicing and Other Compensation and Payment of Expenses” in this prospectus supplement.

         Accrued  Certificate  Interest may be further  reduced on each  distribution  date by application of the Relief Act or similar state  laws.  The Relief Act and  similar  state laws limit,  in certain  circumstances,  the  interest  rate  required to be paid by a mortgagor  in the  military  service to 6% per annum.  Neither the related  Servicer  nor the Master  Servicer  are  obligated  to fund interest shortfalls resulting from the Relief Act or similar state laws.

         Prepayment  Interest  Shortfalls,  to the extent not covered by the related  Servicer or the Master  Servicer  from  servicing compensation,  together with interest  shortfalls  due to the  application  of the Relief Act or similar state laws,  are  collectively referred to herein as “Net Interest Shortfalls”.

         Realized Losses on the group II mortgage loans will further reduce the Accrued  Certificate  Interest  payable to the Group II
Certificates on a distribution date; provided,  however,  that prior to the date on which the aggregate  Certificate Principal Balances of the Group II  Subordinate  Certificates  have been  reduced to zero,  the  interest  portion of Realized  Losses  will be  allocated sequentially to the Group II Subordinate  Certificates,  beginning with the class of Group II Subordinate  Certificates with the lowest payment  priority,  and will not reduce the  Accrued  Certificate  Interest  on the Group II Senior  Certificates.  Once the  aggregate
Certificate  Principal  Balances of the Group II Subordinate  Certificates  have been reduced to zero the interest  portion of Realized
Losses will be allocated to the Group II Senior Certificates related to the mortgage loans on which such Realized Losses occurred.

         Realized  Losses on the group III mortgage loans will further  reduce the Accrued  Certificate  Interest  payable to the Group
III  Certificates  on a distribution  date;  provided,  however,  that prior to the date on which the aggregate  Certificate  Principal
Balances  of the Group III  Subordinate  Certificates  have been  reduced to zero,  the  interest  portion of  Realized  Losses will be allocated sequentially to the Group III Subordinate  Certificates,  beginning with the class of Group III Subordinate Certificates with the lowest  payment  priority,  and will not reduce the Accrued  Certificate  Interest on the Group III Senior  Certificates.  Once the
aggregate  Certificate  Principal Balances of the Group III Subordinate  Certificates have been reduced to zero the interest portion of
Realized  Losses will be allocated to the Group III Senior  Certificates  related to the mortgage  loans on which such Realized  Losses occurred.

         If on any  distribution  date the  Available  Funds for any Sub-Loan  Group is less than Accrued  Certificate  Interest on the related Senior  Certificates for that  distribution  date,  prior to reduction for Net Interest  Shortfalls and the interest portion of
Realized  Losses on the related  mortgage  loans,  the shortfall  will be allocated  among the holders of each class of related  Senior
Certificates in proportion to the respective  amounts of Accrued  Certificate  Interest for that distribution date that would have been allocated thereto in the absence of such Net Interest  Shortfalls and/or Realized Losses for such distribution  date. In addition,  the amount of any such  interest  shortfalls  with respect to the  mortgage  loans in the related  Sub-Loan  Group will  constitute  unpaid
Accrued Certificate  Interest and will be distributable to holders of the related  Certificates  entitled to such amounts on subsequent distribution  dates,  to the  extent  of the  Available  Funds  for  the  related  Sub-Loan  Group  remaining  after  current  interest distributions  as described in this prospectus  supplement.  Any such amounts so carried  forward will not bear interest.  Any interest shortfalls  will not be offset by a reduction  in the  servicing  compensation  of the  Servicers or  otherwise,  except to the limited extent described in the fourth preceding paragraph with respect to Prepayment Interest Shortfalls.

         The  Pass-Through  Rates  applicable  to the  calculation  of the  Accrued  Certificate  Interest  for the  Group  II  Offered
Certificates are as follows:

                  o   On or prior to the  distribution  date in March  2009,  the Class  II-1A  Certificates  will bear  interest  at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan  group II-1 mortgage loans  minus  approximately  0.586%  per  annum.  After the  distribution  date in March  2009,  the Class  II-1A
                      Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-1 mortgage loans.

                  o   On or prior to the  distribution  date in March 2009,  the Class  II-1X-1  Certificates  will bear  interest at a fixed  pass-through  rate  equal to  approximately  0.586%  per annum  based on a  notional  amount  equal to the aggregate  Certificate  Principal Balance of the Class II-1A  Certificates.  After the distribution date in March
                      2009, the Class II-1X-1  Certificates  will not bear any interest and the pass-through  rate on the Class II-1X-1
                      Certificates will be equal to 0.00% per annum.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-2A-1  Certificates  will bear  interest at a fixed  pass-through  rate  equal to the  lesser of (i)  5.650%  per annum and (ii) the net rates of the  sub-loan group II-2 mortgage loans.  After the distribution  date in April 2011, the Class II-2A-1  Certificates will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan  group
                      II-2 mortgage loans.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-2X-1  Certificates  will bear  interest at a variable  pass-through  rate  equal to the  excess,  if any,  of (i)  weighted  average  of the net  rates of the sub-loan group II-2 mortgage loans,  over (ii) the pass-through rate of the Class II-2A-1  Certificates  based on a notional  amount  equal to the  certificate  principal  balance of the Class  II-2A-1  Certificates.  After the distribution  date in April 2011, the Class II-2X-1  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-2A-2  Certificates  will bear  interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan  group II-2 mortgage loans  minus  approximately  0.394% per annum.  After the  distribution  date in April  2011,  the Class  II-2A-2
                      Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-2 mortgage loans.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-2X-2  Certificates  will bear  interest at a fixed  pass-through  rate  equal to  approximately  0.394%  per annum  based on a  notional  amount  equal to the
                      Certificate Principal Balance of the Class II-2A-2  Certificates.  After the distribution date in April 2011, the
                      Class  II-2X-2  Certificates  will not bear any  interest  and the  pass-through  rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the  distribution  date in April 2011, the Class  II-3A-1,  Class  II-3A-2,  Class II-3A-3,  Class
                      II-3A-4 and Class II-3A-5  Certificates will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans minus approximately  0.543%,  0.293%,  0.293%,
                      0.293% and 0.293%,  respectively,  per annum. After the distribution date in April 2011, the Class II-3A-1, Class
                      II-3A-2,  Class  II-3A-3,  Class  II-3A-4  and Class  II-3A-5  Certificates  will  bear  interest  at a  variable pass-through rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-3X-1  Certificates  will bear  interest at a fixed  pass-through  rate  equal to  approximately  0.250%  per annum  based on a  notional  amount  equal to the aggregate  Certificate  Principal  Balance of the Class  II-3A-1,  Class II-3A-3 and Class II-3A-4  Certificates.
                      After the  distribution  date in April 2011,  the Class II-3X-1  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-3X-2  Certificates  will bear  interest at a fixed  pass-through  rate  equal to  approximately  0.293%  per annum  based on a  notional  amount  equal to the aggregate  Certificate  Principal  Balance of the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A and
                      Class II-3A-4  Certificates.  After the distribution date in April 2011, the Class II-3X-2  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   The Class II-B  Certificates  will each bear  interest  at a  variable  pass-through  rate equal to the  weighted average of the weighted  average net rates for all the  Sub-Loan  Groups  included in Loan Group II,  weighted in proportion  to the  excess of the  aggregate  Stated  Principal  Balance  of each such  Sub-Loan  Group  over the aggregate Certificate Principal Balance of the Senior Certificates related to such Sub-Loan Group.

         The  Pass-Through  Rates  applicable  to the  calculation  of the  Accrued  Certificate  Interest  for the Group  III  Offered
Certificates are as follows:

                  o   The Class III-1A  Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group III-1 mortgage loans.

                  o   The Class III-2A  Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group III-2 mortgage loans.

                  o   On or prior to the distribution  date in May 2011, the Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and Class
                      III-3A-4  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group III-3  mortgage  loans minus  approximately  0.217%,  0.420%,  0.420% and 0.217%, respectively,  per annum.  After the  distribution  date in May 2011, the Class III-3A-1,  Class III-3A-2,  Class
                      III-3A-3  and Class  III-3A-4  Certificates  will bear  interest  at a  variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans.

                  o   On or prior to the distribution  date in May 2011, the Class III-3X-1  Certificates will bear interest at a fixed pass-through  rate equal to  approximately  0.217% per annum based on a notional  amount  equal to the  aggregate
                      Certificate  Principal  Balance  of the Class  III-3A-1,  Class  III-3A-2,  Class  III-3A-3  and  Class  III-3A-4
                      Certificates.  After  the  distribution  date in May  2011,  the Class  III-3X-1  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the distribution  date in May 2011, the Class III-3X-2  Certificates will bear interest at a fixed pass-through  rate equal to  approximately  0.203% per annum based on a notional  amount  equal to the  aggregate
                      Certificate Principal Balance of the Class III-3A-2 and Class III-3A-3 Certificates.  After the distribution date in May 2011, the Class III-3X-2  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   The Class III-B  Certificates  will each bear  interest  at a variable  pass-through  rate equal to the  weighted average of the weighted  average net rates for all the Sub-Loan  Groups  included in Loan Group III,  weighted in proportion  to the  excess of the  aggregate  Stated  Principal  Balance  of each such  Sub-Loan  Group  over the aggregate Certificate Principal Balance of the Senior Certificates related to such Sub-Loan Group.

         As described in this  prospectus  supplement,  the Accrued  Certificate  Interest  allocable to each class of  Certificates is based on the Certificate  Principal  Balance or Notional Amount of that class of  Certificates.  All  distributions  of interest on the
Group I Offered  Certificates  will be based on a 360-day  year and the  actual  number of days  elapsed  during the  related  Interest
Accrual Period.  All  distributions of interest on the Group II Certificates and the Group III Certificates  will be based on a 360-day year consisting of twelve 30-day months.

Principal Distributions on the Group II Senior Certificates and the Group III Senior Certificates

         Distributions  in  reduction  of the  Certificate  Principal  Balance  of the Class  II-1A  Certificates  will be made on each distribution  date pursuant to priority third above of clause (A) under  “-Distributions  on the Group II  Certificates.” In accordance with such priority third,  the Available Funds for Sub-Loan Group II-1 remaining after the  distribution of interest on the Class II-1A
Certificates  and the Class  II-1X-1  Certificates  will be allocated  to such  Certificates  in an aggregate  amount not to exceed the
Senior Optimal Principal Amount for the related Sub-Loan Group for such distribution date.

         Distributions  in  reduction  of the  Certificate  Principal  Balance  of the Class  II-2A  Certificates  will be made on each distribution  date pursuant to priority third above of clause (B) under  “-Distributions  on the Group II  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan  Group II-2  remaining  after the  distribution  of interest on the Class
II-2A, Class II-2X-1  Certificates and Class II-2X-2  Certificates will be allocated to such Certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related Sub-Loan Group for such distribution date.

         Distributions  in  reduction  of the  Certificate  Principal  Balance  of the Class  II-3A  Certificates  will be made on each distribution  date pursuant to priority third above of clause (C) under  “-Distributions  on the Group II  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan  Group II-3  remaining  after the  distribution  of interest on the Class
II-3A,  Class II-3X-1 and Class II-3X-2  Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the
Senior Optimal Principal Amount for the related Sub-Loan Group for such distribution date.

         In addition,  if on any  distribution  date the aggregate  Certificate  Principal  Balance of any class or classes of Group II
Senior  Certificates  would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related Sub-Loan Group, amounts  otherwise  allocable to the Group II Subordinate  Certificates  (other than the  subordinated  interest only  certificates) in respect of principal  will be  distributed  to such class or classes of Group II Senior  Certificates  in reduction of the  Certificate
Principal Balances thereof in accordance with paragraph (F) under “-Distributions on the Group II Certificates.”

         Distributions  in  reduction  of the  Certificate  Principal  Balance of the Class  III-1A  Certificates  will be made on each distribution date pursuant to priority third above of clause (A) under  “-Distributions  on the Group III  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan Group III-1  remaining  after the  distribution  of interest on the Class
III-1A  Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the Senior Optimal  Principal Amount for the related Sub-Loan Group for such distribution date.

         Distributions  in  reduction  of the  Certificate  Principal  Balance of the Class  III-2A  Certificates  will be made on each distribution date pursuant to priority third above of clause (B) under  “-Distributions  on the Group III  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan Group III-2  remaining  after the  distribution  of interest on the Class
III-2A  Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the Senior Optimal  Principal Amount for the related Sub-Loan Group for such distribution date.

         Distributions  in  reduction  of the  Certificate  Principal  Balance of the Class  III-3A  Certificates  will be made on each distribution date pursuant to priority third above of clause (C) under  “-Distributions  on the Group III  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan Group III-3  remaining  after the  distribution  of interest on the Class
III-3A  Certificates and the Class III-3X-1  Certificates and Class III-3X-2  Certificates will be allocated to such Certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related Sub-Loan Group for such distribution date.

         In addition,  if on any distribution  date the aggregate  Certificate  Principal  Balance of any class or classes of Group III
Senior  Certificates  would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related Sub-Loan Group, amounts  otherwise  allocable to the Group III  Subordinate  Certificates  in respect of principal will be distributed to such class or classes of Group III Senior  Certificates in reduction of the Certificate  Principal  Balances thereof in accordance with paragraph (F)
under “-Distributions on the Group III Certificates.”

         The definition of Senior Optimal  Principal  Amount  allocates the entire amount of prepayments and certain other  unscheduled recoveries  of principal  with respect to the  mortgage  loans in the related  Sub-Loan  Group based on the related  Senior  Prepayment
Percentage,  rather than the related  Senior  Percentage,  which is the  allocation  concept used for scheduled  payments of principal.
While the related Senior Percentage  allocates  scheduled payments of principal between the Senior  Certificates  related to a Sub-Loan
Group and the  percentage  interest of such Loan Group  evidenced  by the related  Subordinate  Certificates  on a pro rata basis,  the
Senior  Prepayment  Percentage  allocates  100% of the  unscheduled  principal  collections to the Senior  Certificates  of the related
Sub-Loan  Group on each  distribution  date for the first seven years after the Closing Date with a reduced but still  disproportionate percentage of unscheduled  principal  collections  being  allocated to the Senior  Certificates  of a Sub-Loan Group over an additional four year period (subject to certain  subordination  levels being attained and certain loss and delinquency test being met);  provided, however,  that if on any distribution  date the current  weighted  average of the Subordinate  Percentages of the related Loan Group is equal to or greater than two times the weighted  average of the initial  Subordinate  Percentages of the related Loan Group and certain loss and delinquency tests described in the definition of Senior Prepayment  Percentage are met, the related  Subordinate  Certificates will receive,  on or prior to the  distribution  date  occurring in June 2009, 50% (and after the  distribution  date occurring in June
2009,  100%) of the related  Subordinate  Percentage of  prepayments  on the mortgage  loans in the related  Sub-Loan  Group during the related  Prepayment  Period;  provided,  further,  that if on any distribution date the Senior  Percentage for the related  Certificate
Group  exceeds the related  Senior  Percentage  as of the Cut-off  Date,  then all  prepayments  received on the mortgage  loans in the related Sub-Loan Group during the related  Prepayment  Period will be allocated to the Senior  Certificates in such Certificate  Group.
The  disproportionate  allocation of unscheduled  principal  collections  will have the effect of accelerating  the amortization of the related Senior  Certificates while, in the absence of Realized Losses,  increasing the respective  percentage interest in the principal balance of the mortgage loans in each Sub-Loan Group evidenced by the Subordinate  Certificates.  Increasing the respective  percentage interest in a Sub-Loan Group of the related  Subordinate  Certificates  relative to that of the related Senior Certificates is intended to preserve the availability of the subordination provided by the related Subordinate Certificates.

         The initial Senior  Percentage for each  Certificate  Group with respect to the group II mortgage loans will be  approximately
91.75%.  The initial Senior  Percentage for each  Certificate  Group with respect to the group III mortgage loans will be approximately
92.65%.  For purposes of all principal  distributions  described  above and for  calculating  the applicable  Senior Optimal  Principal
Amount,  Senior Percentage and Senior Prepayment  Percentage,  the applicable  Certificate  Principal Balance for any distribution date shall be determined  before the  allocation of losses on the mortgage loans in the mortgage pool to be made on such  distribution  date as described under “-Allocation of Losses; Subordination” below.

Principal Distributions on the Group II Subordinate Certificates and Group III Subordinate Certificates

         All unscheduled  principal  collections on the mortgage loans not otherwise  distributable to the Group II Senior Certificates will be allocated on a pro rata basis among the class of Group II  Subordinate  Certificates  with the highest  payment  priority  then outstanding and each other class of Group II Subordinate  Certificates for which certain loss levels  established for such class in the
Agreement  have not been exceeded.  The related loss level on any  distribution  date would be satisfied as to any Class II-B-1,  Class
II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6,  Class II-B-7,  Class II-B-8, Class II-B-9, Class II-B-10 and Class
II-B-11  Certificates,  respectively,  only if the sum of the current percentage  interests in the group II mortgage loans evidenced by such class and each class,  if any,  subordinate  thereto  were at least equal to the sum of the initial  percentage  interests  in the group II mortgage loans evidenced by such class and each class, if any, subordinate thereto.

         As described above under  “-Principal  Distributions on the Group II Senior  Certificates and Group III Senior  Certificates,”
unless the amount of subordination  provided to the Group II Senior Certificates by the Group II Subordinate  Certificates is twice the amount as of the Cut-off Date, and certain loss and delinquency  tests are satisfied,  on each distribution date during the first seven years after the Closing Date, the entire amount of any prepayments and certain other  unscheduled  recoveries of principal with respect to the group II mortgage loans in a Sub-Loan  Group will be allocated to the Group II Senior  Certificates  in the related  Certificate
Group,  with such allocation to be subject to further  reduction over an additional four year period  thereafter,  as described in this prospectus supplement.

         All unscheduled principal  collections on the mortgage loans not otherwise  distributable to the Group III Senior Certificates will be allocated on a pro rata basis among the class of Group III  Subordinate  Certificates  with the highest  payment  priority then outstanding  and each other class of Group III  Subordinate  Certificates  for which certain loss levels  established for such class in the Agreement  have not been  exceeded.  The related loss level on any  distribution  date would be satisfied as to any Class  III-B-1,
Class  III-B-2,  Class  III-B-3,  Class  III-B-4,  Class III-B-5 or Class III-B-6  Certificates,  respectively,  only if the sum of the current percentage  interests in the group III mortgage loans evidenced by such class and each class, if any,  subordinate thereto were at least equal to the sum of the initial  percentage  interests in the group III mortgage loans evidenced by such class and each class, if any, subordinate thereto.

         As described above under  “-Principal  Distributions on the Group II Senior  Certificates and Group III Senior  Certificates,”
unless the amount of  subordination  provided to the Group III Senior  Certificates by the Group III Subordinate  Certificates is twice the amount as of the Cut-off Date, and certain loss and delinquency  tests are satisfied,  on each  distribution  date during the first seven years after the Closing Date, the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal with respect to the group III  mortgage  loans in a Sub-Loan  Group will be allocated  to the Group III Senior  Certificates  in the related
Certificate  Group,  with such  allocation  to be subject to further  reduction  over an  additional  four year period  thereafter,  as described in this prospectus supplement.

         The initial  Subordinate  Percentages  for each Sub-Loan  Group  included in Loan Group II will be  approximately  8.25%.  The initial Subordinate Percentages for each Sub-Loan Group included in Loan Group III will be approximately 7.35%.

         For purposes of all principal  distributions  described above and for calculating the applicable Subordinate Optimal Principal
Amount,  Subordinate  Percentage and  Subordinate  Prepayment  Percentage for each Loan Group,  the  applicable  Certificate  Principal
Balance for any  distribution  date shall be determined  before the allocation of losses on the related  mortgage loans in the mortgage pool to be made on such distribution date as described under “-Allocation of Losses; Subordination” in this prospectus supplement.

Monthly Advances

         If the  scheduled  payment on a  mortgage  loan which was due on a related  Due Date is  delinquent  other than as a result of application of the Relief Act or similar state law, the related  Servicer will be required to remit to the Securities  Administrator on the date specified in the applicable  Servicing  Agreement an amount equal to such delinquency,  net of the Servicing Fee except to the extent the related Servicer  determines any such advance to be nonrecoverable  from Liquidation  Proceeds,  Insurance  Proceeds or from future  payments on the mortgage  loan for which such advance was made.  Subject to the  foregoing,  such  advances will be made by the
Servicers or subservicers,  if applicable,  through final disposition or liquidation of the related mortgaged  property,  or until such time as specified in the applicable Servicing Agreement.  Failure by the related Servicer to remit any required advance,  which failure goes  unremedied for the number of days  specified in the applicable  Servicing  Agreement,  will  constitute an event of default under such Servicing  Agreement.  Such event of default shall then obligate the Master Servicer as successor servicer (or the Trustee, in the case that Wells Fargo is the defaulting  Servicer) to advance such amounts to the  Distribution  Account to the extent  provided in the
Agreement.  Any failure of the Master  Servicer to make such  advances  would  constitute  an Event of Default as discussed  under “The
Agreements-Events  of Default and Rights Upon Event of  Default”  in the  prospectus.  The  Trustee,  as  successor  servicer or master servicer,  as applicable,  will be required to make an advance which Wells Fargo,  as Servicer,  or the Master Servicer was required to make but failed to do so, as provided in the Agreement.

         All Monthly Advances will be reimbursable to the party making such Monthly Advance from late collections,  Insurance  Proceeds and  Liquidation  Proceeds  from the mortgage loan as to which the  unreimbursed  Monthly  Advance was made.  In addition,  any Monthly
Advances  previously  made in respect of any mortgage loan that are deemed by the related  Servicer,  subservicer or Master Servicer to be nonrecoverable  from related late  collections,  Insurance  Proceeds or Liquidation  Proceeds may be reimbursed to such party out of any funds in the Distribution Account prior to the distributions on the Certificates.

Allocation of Realized Losses; Subordination

General

         Subordination  provides the holders of Certificates  having a higher payment priority with protection  against Realized Losses on the  mortgage  loans.  In general,  this loss  protection  is  accomplished  by  allocating  any  Realized  Losses among the related
Subordinate  Certificates,  beginning  with the  Subordinate  Certificates  with the  lowest  payment  priority  until the  Certificate
Principal  Balance of that class of Subordinate  Certificates  has been reduced to zero. In the case of the Group I Certificates  only, only those Realized Losses in excess of available Excess Spread and the current  Overcollateralization  Amount will be allocated to the
Group I Subordinate Certificates.

         With respect to any defaulted mortgage loan that is finally liquidated  through  foreclosure sale,  disposition of the related mortgaged  property if acquired on behalf of the  certificateholders  by deed-in-lieu  of foreclosure or otherwise,  the amount of loss realized,  if any, will equal the portion of the unpaid  principal  balance  remaining,  if any, plus interest thereon through the last day of the month in which such  mortgage  loan was finally  liquidated,  after  application  of all amounts  recovered  (net of amounts reimbursable to the related  Servicer or Master Servicer for Monthly  Advances,  Servicing Fees,  servicing  advances and certain other amounts  specified in the applicable  Servicing  Agreement)  towards  interest and principal  owing on the mortgage loan. The amount of such loss  realized on a mortgage  loan,  together  with the amount of any  Bankruptcy  Loss (if any) in respect of a mortgage  loan is referred to in this prospectus supplement as a Realized Loss.

         There are two types of Bankruptcy  Losses that can occur with respect to a mortgage loan.  The first type of Bankruptcy  Loss, referred to in this prospectus  supplement as a Deficient Valuation,  results if a court, in connection with a personal bankruptcy of a mortgagor,  establishes  the value of a mortgaged  property at an amount less than the unpaid  principal  balance of the mortgage  loan secured by such  mortgaged  property.  In such a case,  the holder of such  mortgage  loan would  become an  unsecured  creditor to the extent of the difference  between the unpaid principal  balance of such mortgage loan and such reduced  unsecured debt. The second type of Bankruptcy Loss,  referred to in this prospectus  supplement as a Debt Service  Reduction,  results from a court reducing the amount of the monthly payment on the related mortgage loan, in connection with the personal bankruptcy of a mortgagor.

         The principal  portion of Debt Service  Reductions will not be allocated in reduction of the Certificate  Principal Balance of any class of  Certificates.  As a result of the  subordination  of the  Subordinate  Certificates in right of distribution of available funds to the related  Senior  Certificates,  any Debt  Service  Reductions  relating to mortgage  loans in the related  Loan Group will generally be borne by the  Subordinate  Certificates  (to the extent then  outstanding) in inverse order of priority.  However,  in the case of the group II  certificates,  after the Group II Cross-Over Date, the amounts  distributable  under clause (1) of the definition of Senior  Optimal  Principal  Amount  for each  Sub-Loan  Group  included  in Loan  Group II will be reduced by the amount of any Debt
Service  Reductions  applicable  to the  group II  mortgage  loans of the  related  Sub-Loan  Group,  and in the case of the  group III certificates,  after the Group III  Cross-Over  Date,  the amounts  distributable  under clause (1) of the definition of Senior Optimal
Principal  Amount for each  Sub-Loan  Group  included  in Loan Group III will be reduced by the amount of any Debt  Service  Reductions available to the group III mortgage loans of the related  Sub-Loan Group.  Regardless of when they occur,  Debt Service  Reductions may reduce the amount of available funds for a Sub-Loan Group that would otherwise be available for distribution on a distribution date.

         In the event  that the  related  Servicer,  the  Master  Servicer  or any  sub-servicer  recovers  any  amount in respect of a
Liquidated  Mortgage Loan with respect to which a Realized Loss has been incurred after  liquidation  and  disposition of such mortgage loan, any such amount,  which is referred to in this  prospectus  supplement as a Subsequent  Recovery,  will be distributed as part of available  funds in accordance  with the priorities  described  under  “Description  of the  Certificates-Distributions  on the Group I
Certificates,”  “Distributions  on the Certificates on the Group II Certificates”  and  “Distributions on the Certificates on the Group
III  Certificates”  in this  prospectus  supplement.  Additionally,  the  Certificate  Principal  Balance of each class of  Subordinate
Certificates  that has been reduced by the allocation of a Realized Loss to such Certificate will be increased,  in order of seniority, by the amount of such Subsequent  Recovery,  but not in excess of the amount of any Realized Losses previously  allocated to such class of Certificates and not previously  offset by Subsequent  Recoveries.  Holders of such Certificates will not be entitled to any payment in respect of interest on the amount of such increases for an Interest  Accrual Period  preceding the  distribution  date on which such increase occurs.

         Any allocation of a principal  portion of a Realized Loss to a Certificate will be made by reducing the Certificate  Principal
Balance  thereof by the amount so  allocated  as of the  distribution  date in the month  following  the  calendar  month in which such
Realized Loss was incurred.

         An  allocation of a Realized  Loss on a pro rata basis among two or more classes of  Certificates  means an allocation to each such class of Certificates on the basis of its then outstanding  Certificate  Principal Balance prior to giving effect to distributions to be made on such distribution date.

Allocation of Realized Losses on the Group I Certificates

         The  Applied  Realized  Loss  Amount  for the  group I  mortgage  loans,  to the  extent  not  covered  by Excess  Spread  and
Overcollateralization,  shall be  allocated  first to the  Class  I-B-3,  Class  I-B-2,  Class  I-B-1,  Class  I-M-2  and  Class  I-M-1
certificates,  in that order (so long as their respective  Certificate Principal Balances have not been reduced to zero) and thereafter
Realized  Losses on the group I mortgage  loans will be allocated,  in the case of realized  losses on the sub-loan  group I-1 mortgage loans,  first to the Class I-1A-2  Certificates  until the Certificate  Principal Balance thereof has been reduced to zero, and then to the Class I-1A-1  Certificates  until the  Certificate  Principal  Balance  thereof has been  reduced to zero,  in the case of realized losses on the sub-loan  group I-2 mortgage  loans,  first to the Class I-2A-2  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero and then to the Class I-2A-1  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero, and, in the case of realized losses on the sub-loan group I-3 mortgage loans,  first to the Class I-3A-2  Certificates until the  Certificate  Principal  Balance  thereof  has been  reduced to zero,  and then to the Class  I-3A-1  Certificates  until the
Certificate  Principal Balance thereof has been reduced to zero. Such  subordination  will increase the likelihood of timely receipt by the holders of the Group I Certificates  with higher relative  payment priority of the maximum amount to which they are entitled on any distribution  date and will provide such holders  protection  against  losses  resulting from defaults on group I mortgage loans to the extent  described in this prospectus  supplement.  The Depositor will allocate a loss to a certificate by reducing its principal amount by the amount of the loss.

Allocation of Realized Losses on the Group II Certificates

         The  principal  portion of Realized  Losses on the group II  mortgage  loans will be  allocated  on any  distribution  date as follows:  first,  to the  Class  II-B-11  Certificates;  second,  to the  Class  II-B-10  Certificates;  third,  to  the  Class  II-B-9
Certificates;  fourth,  to the Class  II-B-8  Certificates;  fifth,  to the  Class  II-B-7  Certificates;  sixth,  to the Class  II-B-5
Certificates;  seventh,  to the Class  II-B-4  Certificates;  eighth,  to the Class  II-B-3  Certificates;  ninth,  to the Class II-B-2
Certificates;  and tenth,  to the Class II-B-1  Certificates;  in each case until the Certificate  Principal  Balance of such class has been reduced to zero.  Thereafter,  the principal  portion of Realized Losses on the group II mortgage loans in each Loan Group will be allocated on any  distribution  date to the Senior  Certificates  (other than the related group II interest only  certificates)  in the related  Certificate  Group.  The principal  portion of any Realized  Losses that are allocated to the  Certificates  in Sub-Loan Group
II-1 will be allocated  first to the Class II-1A-2  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero,  and then to the Class  II-1A-1  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero.  The principal  portion of any Realized Losses that are allocated to the  Certificates in Sub-Loan Group II-2 will be allocated first to the
Class II-2A-2  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero and then to the Class II-2A-1
Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero. The principal  portion of any Realized Losses that are allocated to the  Certificates  in Sub-Loan  Group II-3 will be allocated  first to the Class II-3A-5  Certificates  until the
Certificate Principal Balance thereof has been reduced to zero, and then to the Class II-3A-4,  Class II-3A-3,  Class II-3A-2 and Class
II-3A-1  Certificates,  on a pro rata  basis,  in each  case  based on their  respective  Certificate  Principal  Balances,  until  the
Certificate  Principal  Balances  thereof have been  reduced to zero.  Once any of the Class  II-1A-1  Certificates  and Class  II-1A-2
Certificates,  in the aggregate,  Class II-2A-1 Certificates and Class II-2A-2 Certificates,  in the aggregate, or Class II-3A-1, Class
II-3A-2,  Class  II-3A-3,  Class II-3A-4 and Class II-3A-5  Certificates,  in the  aggregate,  have been reduced to zero, the principal portion  of  Realized  Losses  on the  mortgage  loans in the  related  Sub-Loan  Group  (if any) will be  allocated  to the  remaining outstanding  Senior  Certificates  of the other  Certificate  Groups,  pro rata,  based upon  their  respective  Certificate  Principal
Balances.

         No  reduction  of the  Certificate  Principal  Balance  on a  distribution  date of any  class  of (i)  Group  II  Subordinate
Certificates  will be made on any  distribution  date on account of Realized  Losses on the group II mortgage  loans to the extent that such allocation would result in the reduction of the aggregate  Certificate  Principal Balances of all Group II Certificates as of such distribution  date, after giving effect to all  distributions  and prior  allocations of Realized Losses on the group II mortgage loans on such date, to an amount less than the aggregate Stated  Principal  Balance of all of the group II mortgage loans as of the first day of the month of such distribution  date and (ii) Group II Senior  Certificates of a Certificate Group shall be made on any distribution date on account of Realized  Losses in the related  Sub-Loan Group to the extent that such reduction  would have the effect of reducing the Certificate  Principal  Balance of such Certificate  Group as of such distribution date to an amount less than the Stated Principal
Balances of the group II mortgage loans in the related  Sub-Loan Group as of the related Due Date. The limitation  described in clauses
(i) and (ii) is referred to herein as the Loss Allocation Limitation with respect to Loan Group II.

Allocation of Realized Losses on the Group III Certificates

         The  principal  portion of Realized  Losses on the group III  mortgage  loans will be allocated  on any  distribution  date as follows:  first,  to the  Class  III-B-6  Certificates;  second,  to the  Class  III-B-5  Certificates;  third,  to the  Class  III-B-4
Certificates;  fourth, to the Class III-B-3  Certificates;  fifth, to the Class III-B-2  Certificates;  and sixth, to the Class III-B-1
Certificates;  in each case until the Certificate Principal Balance of such class has been reduced to zero.  Thereafter,  the principal portion of Realized Losses on the group III mortgage loans in each related  sub-Loan Group will be allocated on any  distribution  date to the Senior  Certificates  (other than the group III interest only  certificates)  in the related  Certificate  Group.  The principal portion of any Realized  Losses that are allocated to the  Certificates  in Sub-Loan  Group III-1 will be allocated  first to the Class
III-1A-2  Certificates  until the  Certificate  Principal  Balance  thereof has been  reduced to zero,  and then to the Class  III-1A-1
Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero. The principal  portion of any Realized Losses that are allocated to the  Certificates  in Sub-Loan Group III-2 will be allocated first to the Class III-2A-2  Certificates  until the
Certificate  Principal  Balance  thereof has been reduced to zero and then to the Class  III-2A-1  Certificates  until the  Certificate
Principal  Balance  thereof  has been  reduced to zero.  The  principal  portion  of any  Realized  Losses  that are  allocated  to the
Certificates  in Sub-Loan  Group III-3 will be allocated  first to the Class  III-3A-4  Certificates  until the  Certificate  Principal
Balance  thereof has been reduced to zero and then to the Class  III-3A-1,  Class  III-3A-2 and Class III-3A-3  Certificates,  on a pro
rata basis, in each case based on their respective  Certificate  Principal Balances,  until the Certificate  Principal Balances thereof have been reduced to zero.  Once any of the Class III-1A-1  Certificates  and Class  III-1A-2  Certificates,  in the  aggregate,  Class
III-2A-1 Certificates and Class III-2A-2 Certificates,  in the aggregate, or Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and Class
III-3A-4 Certificates,  in the aggregate,  have been reduced to zero, the principal portion of Realized Losses on the mortgage loans in the related  Sub-Loan  Group (if any) will be allocated to the  remaining  outstanding  Senior  Certificates  of the other  Certificate
Groups, pro rata, based upon their respective Certificate Principal Balances.

         No  reduction  of the  Certificate  Principal  Balance  on a  distribution  date of any  class of (i)  Group  III  Subordinate
Certificates  will be made on any  distribution  date on account of Realized  Losses on the group III mortgage loans to the extent that such  allocation  would result in the reduction of the aggregate  Certificate  Principal  Balances of all Group III  Certificates as of
such  distribution  date, after giving effect to all  distributions  and prior allocations of Realized Losses on the group III mortgage loans on such date,  to an amount less than the aggregate  Stated  Principal  Balance of all of the group III mortgage  loans as of the first day of the month of such  distribution  date and (ii) Group III Senior  Certificates of a Certificate  Group shall be made on any distribution  date on account of Realized Losses in the related  Sub-Loan Group to the extent that such reduction would have the effect of reducing  the  Certificate  Principal  Balance of such  Certificate  Group as of such  distribution  date to an amount less than the
Stated  Principal  Balances of the group III mortgage  loans in the related  Sub-Loan  Group as of the related Due Date. The limitation described in clauses (i) and (ii) is referred to herein as the Loss Allocation Limitation with respect to Loan Group III.

Cross-Collateralization

         Notwithstanding  the  foregoing,  on any  distribution  date  on  which  the  Certificate  Principal  Balance  of the  Group I
Subordinate  Certificates,  the Group II Subordinate  Certificates or the Group III Subordinate  Certificates have been reduced to zero and a Realized Loss that is a Special  Hazard Loss is to be allocated to the related Senior  Certificates,  such loss will be allocated among such Senior  Certificates  and the most  subordinate  outstanding  class of non-related  Subordinate  Certificates  on a pro rata basis,  based on the Certificate  Principal Balances thereof.  In such event, the Senior  Certificates in a Loan Group may be allocated a portion of Special Hazard Losses on the mortgage loans from the other non-related loan group.

                                                           THE CAP CONTRACTS

         The Trustee,  on behalf of the Trust,  will enter into one or more cap contracts  that provide for payments to the  Securities
Administrator with respect to the Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2,  Class I-3A-1,  Class I-3A-2, Class I-M-1,
Class  I-M-2,  Class  I-B-1,  Class  I-B-2 and  Class  I-B-3  Certificates,  or Cap  Contracts,  with ABN AMRO  Bank  N.V.,  or the Cap
Counterparty,  for the benefit of the holders of the Class I-1A-1,  Class  I-1A-2,  Class I-2A-1,  Class  I-2A-2,  Class I-3A-1,  Class
I-3A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates.  Each of the Class I-1A-1,  Class I-1A-2,
Class  I-2A-1,  Class  I-2A-2,  Class  I-3A-1,  Class  I-3A-2,  Class  I-M-1,  Class I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3
Certificates  will receive the benefit of payments from the related Cap  Contract,  except that the Class I-M-1,  the Class I-M-2,  the
Class I-B-1, the Class I-B-2 and the Class I-B-3  Certificates  also may receive  payments from the Cap Contracts  related to the Class
I-A  Certificates.  The Cap Contracts are intended to provide  partial  protection  to the Class  I-1A-1,  Class I-1A-2,  Class I-2A-1,
Class I-2A-2,  Class I-3A-1,  Class I-3A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates in the
event that the  pass-through  rate  applicable  to such  classes of  Certificates  is limited by the  related Net Rate Cap and to cover certain interest shortfalls.

         ABN AMRO Bank N.V., or ABN AMRO, a public limited  liability  company  incorporated  under the laws of The Netherlands,  is an international  banking group  offering a wide range of banking  products and financial  services on a global basis through a network of
3,557 offices and branches in 58 countries and  territories as of year-end  2005. ABN AMRO is one of the largest  banking groups in the world,  with total  consolidated  assets of € 880.8 billion at December 31, 2005.  As of the date of this  prospectus  supplement,  ABN
AMRO’s senior unsecured debt obligations are rated “AA-“ by Standard & Poor’s and ”Aa3” by Moody’s.

         Additional  information,  including  the most recent form 20-F for the year ended  December 31, 2005 of ABN AMRO Holding N.V., the parent company of ABN AMRO, and additional  quarterly and current reports filed with the Securities and Exchange  Commission by ABN
AMRO Holding N.V., may be obtained upon written request to ABN ARMO Bank N.V., ABN AMRO Investor  Relations  Department,  Hoogoorddreef
66-68,  P.O.  Box  283,  1101 BE  Amsterdam,  The  Netherlands.  Except  for the  information  provided  in this  paragraph  and in the immediately  preceding paragraph,  neither the Cap Counterparty nor ABN AMRO Holding N.V. have been involved in the preparation of, and do not accept responsibility for, this prospectus supplement or the accompanying prospectus.

         On or prior to each  distribution  date through and  including  the  distribution  date set forth in the related Cap Contract, payments under the related Cap Contract will be made to the Securities  Administrator,  under an account  established and maintained by the  Securities  Administrator,  for the benefit of the holders of the related  Certificates.  The Class I-M-1,  the Class  I-M-2,  the
Class I-B-1,  the Class I-B-2 and the Class I-B-3  Certificates  also may receive  payments  under the Cap  Contracts for the Class I-A
Certificates.  The payment to be made by the Cap  Counterparty  under each Cap Contract  will be equal to the interest  accrued  during the  Interest  Accrual  Period on the related  notional  balance at a rate equal to the excess of (i)  One-Month  LIBOR,  over (ii) the strike rate set forth in Annex I. The notional  balance will be equal to the lesser of (i) the  Certificate  Principal  Balance of such class of Certificates for the related distribution date and (ii) the related certificate notional amount set forth in Annex I.

         On each  distribution  date,  amounts  received  under each Cap  Contract  with respect to the Group I  Certificates  and with respect to such distribution date will be allocated in the following order of priority:

                  first,  to the holders of the related class of  Certificates,  the payment of any Basis Risk Shortfall  Carry-forward
         Amount for such distribution date;

                  second, from any remaining amounts,  to the holders of the related class of Certificates,  the payment of any Current
         Interest and Interest  Carry-forward  Amount for such class to the extent not covered by Interest Funds or Excess  Cashflow on such distribution date;

                  third, from any excess amounts  available from the Cap Contract relating to the Class I-A Certificates,  to the Class
         I-M-1, the Class I-M-2, the Class I-B-1,  the Class I-B-2 and the Class I-B-3  Certificates,  in that order, to the extent not paid pursuant to clauses first or second above; and

                  fourth, from any remaining amounts, for deposit into the Reserve Fund, allocated as further described herein.

         On each  distribution  date,  amounts on deposit in the Reserve Fund for the benefit of the related Group I Certificates  will be allocated first to the Class I-A  Certificates,  pro rata,  based on the current Realized Losses and any Unpaid Realized Loss Amount for each such class for such  distribution  date,  and then to the Class  I-M-1,  Class I-M-2,  Class I-B-1,  the Class I-B-2 and Class
I-B-3  Certificates,  in that order, to pay any current  Realized  Losses and any Unpaid  Realized Loss Amount,  in each case, for such class and for such  distribution  date.  Any  remaining  amounts on  deposit  in the  Reserve  Fund on such  Distribution  Date will be distributed as described in the Agreement.

         The Cap Contracts with respect to the Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2,  Class I-3A-1,  Class I-3A-2,
Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates  terminate after the distribution date occurring in
April 25, 2011.

         The  Depositor  has  determined  that the  significance  percentage  of payments  under the Cap  Contracts,  as  calculated in accordance with Regulation AB under the Securities Act of 1933, is less than 10%.

                                                       YIELD ON THE CERTIFICATES
General

         The yield to maturity and the weighted average life on each class of Offered  Certificates  will be primarily  affected by the rate and timing of principal  payments on the mortgage  loans in the related  Loan Group,  including  prepayments,  the  allocation  of principal  payments on the mortgage loans among the related classes of Offered  Certificates,  Realized Losses and interest  shortfalls on the mortgage loans in the related Loan Group,  the  Pass-Through  Rates on such  Certificates,  and the purchase price paid for such
Certificates.  In  addition,  the  effective  yield to holders of the Offered  Certificates  of each class will be less than the yields otherwise  produced by their  respective  Pass-Through  Rates and purchase  prices  because  interest  will not be  distributed  to the certificateholders  until the 25th day, or if such day is not a business  day, the following  business day, of the month  following the month in which interest accrues on the related mortgage loans,  without any additional  distribution of interest or earnings thereon in respect of such delay.

Prepayment Considerations

         The rate of principal payments on each class of Offered  Certificates,  the aggregate amount of distributions on each class of
Offered  Certificates  and the yield to  maturity  of each  class of  Offered  Certificates  will be  related to the rate and timing of payments of principal on the mortgage  loans in the related Loan Group.  The rate of principal  payments on the mortgage  loans will in turn be affected by the  amortization  schedules  of the  mortgage  loans and by the rate and timing of  Principal  Prepayments  on the mortgage loans (including for this purpose payments  resulting from  refinancings,  liquidations of the mortgage loans due to defaults, casualties,  condemnations  and  repurchases,  whether  optional or  required).  The  mortgage  loans  generally  may be prepaid by the mortgagors at any time;  however,  as described under “The Mortgage Pool - Prepayment Charges on the Mortgage Loans” in this prospectus supplement,  with respect to approximately 38.71%,  48.21%,  47.99%,  29.04%, 41.66%, 39.79%, 23.67%, 38.05% and 40.84% of the sub-loan group I-1,  sub-loan group I-2,  sub-loan  group I-3,  sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group
III-1,  sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  a prepayment may subject the related mortgagor to a prepayment charge,  which may discourage  prepayments  during the applicable period.  Prepayment charges may be restricted under some state laws as described under “Legal Aspects of Mortgage Loans - Enforceability  of Certain  Provisions” in the prospectus.  Prepayment charges with respect to the group I mortgage loans will be paid to the holders of the Class I-XP  Certificates  and with respect to the group II mortgage  loans will be paid to the holders of the Class II-XP  Certificates  and will not be part of the Available  Funds for such  distribution  date. There can be no assurance that the prepayment  charges will have any effect on the prepayment  performance of the mortgage loans.

         Principal  Prepayments,  liquidations  and repurchases of the mortgage loans in a Loan Group will result in  distributions  in respect of principal to the holders of the related class or classes of Offered  Certificates  then entitled to receive these  principal distributions  that  otherwise  would be  distributed  over the remaining  terms of the mortgage  loans.  See “Maturity and  Prepayment
Considerations”  in the  prospectus.  Since the rate and timing of payments of principal  on the  mortgage  loans will depend on future events  and a  variety  of  factors  (as  described  more  fully in this  prospectus  supplement  and in the  prospectus  under  “Yield
Considerations”  and  “Maturity and  Prepayment  Considerations”),  no assurance can be given as to the rate of Principal  Prepayments.
The extent to which the yield to maturity of any class of Offered  Certificates  may vary from the  anticipated  yield will depend upon the degree to which  they are  purchased  at a discount  or premium  and the  degree to which the  timing of  payments  on the  Offered
Certificates  is sensitive to prepayments on the mortgage loans in the related Loan Group.  Further,  an investor should  consider,  in the case of any Offered Certificate  purchased at a discount,  the risk that a slower than anticipated rate of Principal Prepayments on the related  mortgage  loans could result in an actual yield to an investor that is lower than the  anticipated  yield and, in the case of any Offered  Certificate  purchased  at a premium,  the risk that a faster than  anticipated  rate of Principal  Prepayments  on the related  mortgage  loans could result in an actual yield to the investor  that is lower than the  anticipated  yield.  In general,  the earlier a prepayment  of principal on the mortgage  loans in the related Loan Group,  the greater will be the effect on the  investor’s yield to maturity.  As a result,  the effect on an investor’s  yield of principal  payments  occurring at a rate higher (or lower) than the rate  anticipated by the investor during the period  immediately  following the issuance of the Offered  Certificates  would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         Because  the  mortgage  loans in a Loan Group may be  prepaid at any time,  it is not  possible  to predict  the rate at which distributions on the related  Certificates will be received.  Since prevailing interest rates are subject to fluctuation,  there can be no assurance that investors in the  Certificates  will be able to reinvest the  distributions  thereon at yields  equaling or exceeding the yields on the  Certificates.  Yields on any such  reinvestments  may be lower, and may even be significantly  lower, than yields on the Certificates.  Generally, when prevailing interest rates increase,  prepayment rates on mortgage loans tend to decrease,  resulting in a reduced rate of return of principal to investors at a time when  reinvestment at such higher  prevailing rates would be desirable.
Conversely,  when prevailing interest rates decline,  prepayment rates on mortgage loans tend to increase,  resulting in a greater rate of return of principal to investors at a time when  reinvestment at comparable  yields may not be possible.  It is highly unlikely that the mortgage  loans will prepay at any  constant  rate until  maturity or that all of the mortgage  loans will prepay at the same rate.
Moreover,  the timing of  prepayments on the mortgage  loans in a Loan Group may  significantly  affect the actual yield to maturity on the related  Offered  Certificates,  even if the  average  rate of  principal  payments  experienced  over time is  consistent  with an investor’s expectation.

         Because principal  distributions are paid to some classes of Offered Certificates before other classes,  holders of classes of
Offered  Certificates  having a later  priority  of payment  bear a greater  risk of losses  than  holders of  classes  having  earlier priorities for distribution of principal.

         The rate of payments  (including  prepayments) on pools of mortgage loans is influenced by a variety of economic,  geographic, social and other factors.  If prevailing  mortgage rates fall significantly below the mortgage rates on the mortgage loans, the rate of prepayment (and refinancing)  would be expected to increase.  Conversely,  if prevailing  mortgage rates rise  significantly  above the mortgage  rates on the mortgage  loans,  the rate of  prepayment  on the mortgage  loans would be expected to decrease.  Other  factors affecting  prepayment of mortgage loans include  changes in mortgagors’  housing needs,  job transfers,  unemployment,  mortgagors’ net equity in the mortgaged  properties and servicing  decisions.  In addition,  the existence of the applicable periodic rate cap, maximum mortgage  rate and minimum  mortgage  rate may effect the  likelihood  of  prepayments  resulting  from  refinancings.  There can be no certainty as to the rate of  prepayments  on the  mortgage  loans  during any period or over the life of the  Certificates.  See “Yield
Considerations” and “Maturity and Prepayment Considerations” in the prospectus.

         Approximately  53.74%,  73.49%,  54.44%,  54.44%,  64.46% and 64.48% of the sub-loan group I-1,  sub-loan group I-2,  sub-loan group I-3,  sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage  loans,  respectively,  are assumable under some circumstances  if, in the sole  judgment of the Master  Servicer or Servicer,  the  prospective  purchaser  of a mortgaged  property is creditworthy  and the  security  for the  mortgage  loan is not impaired by the  assumption.  The  remainder of the mortgage  loans are subject to customary  due-on-sale  provisions.  The Servicers  shall enforce any due-on-sale  clause  contained in any mortgage note or mortgage,  to the extent permitted under the related Servicing  Agreement,  applicable law and governmental  regulations.  However,  if the Servicer  determines  that  enforcement  of the  due-on-sale  clause would impair or threaten to impair  recovery under the related primary mortgage  insurance policy, if any, the Servicer shall not be required to enforce the due-on-sale  clause.  The extent to which some of the mortgage  loans are assumed by  purchasers  of the mortgaged  properties  rather than prepaid by the related  mortgagors in connection  with the sales of the  mortgaged  properties  will affect the weighted  average lives of the Offered  Certificates  and may result in a prepayment experience on the mortgage loans that differs from that on other mortgage loans.

         In general,  defaults on mortgage  loans are  expected to occur with  greater  frequency  in their early  years.  In addition, default  rates  generally  are higher for mortgage  loans used to refinance an existing  mortgage  loan.  In the event of a mortgagor’s default on a mortgage loan,  there can be no assurance that recourse  beyond the specific  mortgaged  property  pledged as security for repayment will be available.

         The Sponsor  may,  from time to time,  implement  programs  designed to  encourage  refinancing.  These  programs may include, without limitation,  modifications of existing loans,  general or targeted  solicitations,  the offering of pre-approved  applications, reduced  origination  fees or  closing  costs,  or other  financial  incentives.  Targeted  solicitations  may be based on a variety of factors,  including  the credit of the borrower or the location of the  mortgaged  property.  In  addition,  the Sponsor may  encourage assumptions  of mortgage  loans,  including  defaulted  mortgage  loans,  under which  creditworthy  borrowers  assume the  outstanding indebtedness  of the mortgage loans which may be removed from the related  mortgage pool. As a result of these  programs,  with respect to the mortgage pool underlying any trust,  the rate of Principal  Prepayments of the mortgage loans in the mortgage pool may be higher than would  otherwise be the case, and in some cases,  the average credit or collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

Allocation of Principal Payments

Group I Certificates

         Subject  to  the  circumstances  described  under  “Description  of  the  Certificates-Distributions  on the  Group  I  Senior
Certificates”  in this  prospectus  supplement,  on each  distribution  date during the first  three  years after the Closing  Date and thereafter,  on any  distribution  date that a Trigger Event is in effect,  all principal  payments on the group I mortgage  loans will generally be allocated to the Group I Senior Certificates.

Group II Certificates and Group III Certificates

         Subject to the circumstances described under “Description of the  Certificates-Principal  Distributions on the Group II Senior
Certificates and the Group III Senior  Certificates” in this prospectus  supplement,  on each  distribution date during the first seven years after the Closing Date,  all principal  prepayments  on the mortgage loans in a Sub-Loan Group will generally be allocated to the related Senior  Certificates  (other than any interest only  certificates) of the related  Certificate  Group.  Thereafter,  as further described in this prospectus  supplement,  during some periods,  subject to loss and delinquency  criteria described in this prospectus supplement,  the related Senior  Prepayment  Percentage  may continue to be  disproportionately  large  (relative to the related Senior
Percentage)  and the  percentage  of  Principal  Prepayments  payable  to the  related  Subordinate  Certificates  may  continue  to be disproportionately  small. In addition to the foregoing,  if on any  distribution  date, the  subordination  level  established for the
Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5, Class II-B-6, Class II-B-7, Class II-B-8, Class II-B-9, Class
II-B-10, Class II-B-11,  Class III-B-1,  Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates,  as
applicable,  is exceeded and that class of Offered  Subordinate  Certificates is then outstanding,  that class of Certificates will not receive  distributions  relating to  principal  prepayments  on that  distribution  date unless that class is the class of  Subordinate
Certificates in such Loan Group with the highest payment priority.

Interest Shortfalls and Realized Losses

         When a principal  prepayment in full is made on a mortgage  loan,  the mortgagor is charged  interest only for the period from the Due Date of the preceding monthly payment up to the date of the Principal  Prepayment,  instead of for a full month. When a partial
Principal  Prepayment is made on a mortgage loan,  the mortgagor is not charged  interest on the amount of the prepayment for the month in which the  prepayment  is made.  In addition,  the  application  of the Relief Act or similar  state law to any  mortgage  loan will adversely affect,  for an indeterminate  period of time, the ability of the related Servicer to collect full amounts of interest on the mortgage loan. See “Legal Aspects of Mortgage Loans-The  Servicemembers  Civil Relief Act” in the prospectus.  Any interest  shortfalls resulting from a Principal  Prepayment in full or a partial Principal  Prepayment are required to be paid by the related Servicer,  but only to the extent that such  amount  does not exceed the  aggregate  of the  Servicing  Fees on the  mortgage  loans  serviced by that
Servicer  for the  related Due Period.  Any  interest  shortfalls  required  to be funded but not funded by the  related  Servicer  are required to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the  aggregate  Master  Servicing
Compensation  for the  applicable  distribution  date.  None of the  Servicers  nor the Master  Servicer are obligated to fund interest shortfalls  resulting from the application of the Relief Act or similar state law. See “Pooling and Servicing  Agreement-Servicing  and
Other  Compensation  and Payment of Expenses” in this  prospectus  supplement and “Legal Aspects of Mortgage  Loans-The  Servicemembers
Civil Relief Act” in the  prospectus.  Accordingly,  the effect of (1) any Principal  Prepayments on the mortgage  loans, to the extent that any resulting  interest  shortfall due to such  Principal  Prepayments  exceeds any  Compensating  Interest or (2) any  shortfalls resulting  from the  application of the Relief Act or similar state law, will be to reduce the aggregate  amount of interest  collected that is available for  distribution  to holders of the related  Certificates.  Any  resulting  shortfalls  will be allocated  among the
Certificates as provided in this prospectus supplement.

         The yields to maturity and the aggregate amount of distributions  on the Offered  Certificates  will be affected by the timing of  mortgagor  defaults  resulting in Realized  Losses.  The timing of Realized  Losses on the  mortgage  loans in a Loan Group and the allocation of Realized Losses to the Offered  Certificates could  significantly  affect the yield to an investor in the related Offered
Certificates.  In addition,  Realized  Losses on the mortgage  loans may affect the market value of the Offered  Certificates,  even if these losses are not allocated to the Offered Certificates.

         If the Certificate  Principal  Balance of a class of Subordinate  Certificates has been reduced to zero, the yield to maturity on the class of related  Subordinate  Certificates  then outstanding  with the lowest payment  priority will be extremely  sensitive to losses on the  mortgage  loans in the related Loan Group and the timing of those  losses  because the entire  amount of losses that are covered by subordination  will be allocated to that class of Subordinate  Certificates.  If the Certificate  Principal  Balances of all
classes of Subordinate  Certificates  related to a Loan Group have been reduced to zero,  the yield to maturity on the related  classes of Senior  Certificates then outstanding will be extremely  sensitive to losses on the mortgage loans in the related Loan Group and the timing of those losses  because the entire  amount of losses that are covered by  subordination  will be allocated to those  classes of
Senior Certificates.

         As  described  under  “Description  of the  Certificates-Allocation  of Realized  Losses;  Subordination”  in this  prospectus supplement,  amounts  otherwise  distributable to holders of the Subordinate  Certificates may be made available to protect the holders of the related Senior Certificates  against  interruptions in distributions due to mortgagor  delinquencies,  to the extent not covered by Monthly Advances, and amounts otherwise  distributable to holders of the Subordinate  Certificates with a lower priority may be made available to protect the holders of related  Subordinate  Certificates  with a higher priority against  interruptions in distributions.
Delinquencies  on the mortgage loans in a Loan Group may affect the yield to investors on the related  Subordinate  Certificates,  and, even if subsequently  cured, will affect the timing of the receipt of distributions by the holders of those  Subordinate  Certificates.
If a Trigger Event exists due to larger than  expected  rate of  delinquencies  or losses on the group I mortgage  loans,  no principal payments  will be made to the Group I  Subordinate  Certificates  as long as such  Trigger  Event  exists as long as any of the Group I
Senior  Certificates  are still  outstanding.  Similarly,  a larger than expected rate of delinquencies or losses on the mortgage loans in Loan Group II or Loan Group III will affect the rate of principal  payments on each class of Group II  Subordinate  Certificates  or
Group III Subordinate Certificates,  respectively,  if it delays the scheduled reduction of the Senior Prepayment Percentage,  triggers an increase of the related  Senior  Prepayment  Percentage to 100% or triggers a lockout of one or more classes of Group II Subordinate
Certificates or Group III Subordinate  Certificates,  respectively,  from distributions of portions of the related  Subordinate Optimal
Principal Amount. See “Description of the  Certificates-Principal  Distributions on the Group II Senior  Certificates and the Group III
Senior Certificates” and “-Principal  Distributions on the Group II Subordinate  Certificates and the Group III Senior Certificates” in
this prospectus supplement.

         In some cases,  Special Hazard Losses  allocable to a class of Senior  Certificates  in a Loan Group will instead be allocated to the  Subordinate  Certificates  in  another  Loan  Group.  See  “Description  of the  Certificates-Cross-Collateralization”  in this prospectus supplement. This limited cross-collateralization is intended as credit enhancement for each Loan Group.

Excess Spread Available to the Group I Certificates

         The weighted average life and yield to maturity of each class of Group I Offered  Certificates  will also be influenced by the amount of Excess Spread generated by the group I mortgage loans and applied in reduction of the Certificate  Principal  Balances of the
Group I Offered  Certificates.  The level of Excess  Spread  available  on any  distribution  date to be  applied in  reduction  of the
Certificate  Principal  Balances of the Group I Offered  Certificates and the Class I-B-3 Certificates and will be influenced by, among other factors,

                  o   the  overcollateralization  level of the group I mortgage loans at such time,  i.e., the extent to which interest on the group I mortgage  loans is accruing on a higher stated  principal  balance than the aggregate  Certificate
                      Principal Balance of the Group I Offered Certificates and the Class I-B-3 Certificates;

                  o   the delinquency and default experience of the group I mortgage loans;

                  o   the level of One-Month LIBOR; and

                  o   the  provisions  of the  Agreement  that  permit  principal  collections  to be  distributed  to the  Class  B-IO
                      Certificates  and  the  Residual   Certificates  in  each  case  as  provided  in  the  Agreement  when  required overcollateralization levels have been met.

         To the extent that greater  amounts of Excess Spread are distributed in reduction of the  Certificate  Principal  Balance of a class of Group I Offered  Certificates and the Class I-B-3 Certificates,  the weighted average life thereof can be expected to shorten.
No assurance, however, can be given as to the amount of Excess Spread to be distributed at any time or in the aggregate.

         The yields to maturity of the Group I Offered  Certificates  and, in particular the Group I Subordinate  Certificates,  in the order of payment  priority,  will be  progressively  more sensitive to the rate,  timing and severity of Realized Losses on the group I mortgage  loans.  If an  Applied  Realized  Loss  Amount is  allocated  to a class of Group I Offered  Certificates,  that  class  will thereafter accrue interest on a reduced  Certificate  Principal Balance.  Although the Applied Realized Loss Amount so allocated may be recovered on future  distribution  dates to the extent Excess  Cashflow is available for that purpose,  there can be no assurance  that those amounts will be available or sufficient.

         To the extent that the pass-through  rate on the group I offered  certificates and the Class I-B-3  Certificates is limited by the Net Rate Cap, the difference  between (x) the interest  amount payable to such class at the  applicable  pass-through  rate without regard to the related Net Rate Cap, and (y) the Current Interest payable to such class on an applicable  distribution  date will create a shortfall.  Such shortfall will be payable to the extent of Excess Cashflow,  with respect to the Class I-1A-1,  Class I-1A-2,  Class
I-2A-1, Class I-2A-2,  Class I-3A-1, Class I-3A-2, Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates,  to
the extent of payments made under the Cap Contracts on the  applicable  distribution  date.  Payments under the Cap Contracts are based on the lesser of the Certificate  Principal  Balance of the related class of Certificates and the principal balance of such class based on certain prepayment  assumptions.  If the group I mortgage loans do not prepay according to those  assumptions,  it may result in the
Cap  Contracts  providing  insufficient  funds to cover such  shortfalls.  In addition,  each Cap Contract  provides for payment of the excess of One-Month LIBOR over a specified per annum rate, which also may not provide  sufficient  funds to cover such shortfalls.  The
Cap Contracts related to the Group I Certificates terminate after the distribution date occurring in April 2011.

Pass-Through Rates of the Group II Certificates and the Group III Certificates

         The yields to maturity on the Group II Offered  Certificates and the Group III Offered  Certificates will be affected by their
Pass-Through  Rates.  The  Pass-Through  Rates on the Group II Offered  Certificates  and the Group III  Offered  Certificates  will be sensitive to the adjustable  mortgage rates on the related mortgage loans. As a result,  these  Pass-Through Rates will be sensitive to the indices on the related mortgage loans, any periodic caps, maximum and minimum rates, and the related gross margins.

Assumed Final Distribution Date

         The assumed final  distribution date for distributions on the Group I Offered  Certificates is the distribution date occurring in August 2036, on the Group II Offered  Certificates  is the  distribution  date occurring in August 2036 and on the Group III Offered
Certificates is the  distribution  date occurring in July 2036. The assumed final  distribution  date is the  distribution  date in the month  following  the month of the latest  scheduled  maturity  date of any of the related 30 year  mortgage  loans.  Since the rate of payment  (including  prepayments)  of principal on the mortgage loans in the related Loan Group can be expected to exceed the scheduled rate of payments,  and could exceed the scheduled rate by a substantial  amount,  the  disposition of the last remaining  mortgage loan may be earlier,  and could be  substantially  earlier,  than the assumed final  distribution  date.  Furthermore,  the  application  of principal  collections and, in the case of the Group I Offered  Certificates,  excess spread, could cause the actual final distribution date for the  Offered  Certificates  in a Loan Group to occur  significantly  earlier  than the assumed  final  distribution  date.  In addition,  the Sponsor or its designee  may, at its option,  repurchase  from the trust all the (i) group I mortgage  loans on or after any distribution  date on which the aggregate stated principal  balances of the group I mortgage loans are less than 20% of the Cut-off
Date Stated Principal  Balance of the group I mortgage loans,  (ii) group II mortgage loans on or after any distribution  date on which the aggregate  Stated Principal  Balance of the group II mortgage loans is less than 10% of the Cut-off Date Stated  Principal  Balance of the group II mortgage  loans and (iii) group III mortgage  loans on or after any  distribution  date on which the  aggregate  Stated
Principal  Balance of the group III  mortgage  loans is less than 10% of the  Cut-off  Date Stated  Principal  Balance of the group III mortgage  loans.  See “The  Pooling  and  Servicing  Agreement-Termination”  herein  and  “The  Agreements-Termination;  Retirement  of
Securities” in the prospectus.

Weighted Average Life

         The weighted  average life of a security  refers to the average  amount of time that will elapse from the date of its issuance until each dollar of principal of such security will be  distributed  to the investor.  The weighted  average life of a Certificate  is determined by (a) multiplying the amount of the reduction,  if any, of the Certificate  Principal  Balance of such Certificate from one distribution  date to the next  distribution  date by the number of years from the date of  issuance  to the second  such  distribution date, (b) adding the results and (c) dividing the sum by the aggregate  amount of the reductions in the Certificate  Principal  Balance of such Certificate  referred to in clause (a). The weighted average life of the Offered  Certificates of each class will be influenced by the rate at which  principal  on the  mortgage  loans  is paid,  which  may be in the  form of  scheduled  payments  or  prepayments
(including  prepayments of principal by the mortgagor as well as amounts received by virtue of  condemnation,  insurance or foreclosure with respect to the mortgage  loans),  and the timing thereof.  The actual weighted  average life and term to maturity of each class of
Certificates, in general, will be shortened if the level of such prepayments of principal on the related mortgage loans increases.

         Prepayments on mortgage loans are commonly  measured  relative to a prepayment  standard or model.  The prepayment  model used in this prospectus  supplement with respect to the mortgage loans,  assumes a constant rate of prepayment each month, or CPR,  relative to the then  outstanding  principal  balance of a pool of mortgage loans similar to the mortgage loans in each Loan Group.  To assume a
25% CPR or any other CPR is to assume that the stated  percentage of the outstanding  principal balance of the related mortgage pool is prepaid over the course of a year. No representation is made that the mortgage loans will prepay at these or any other rates.

         The Group I Certificates,  Group II Certificates and Group III Certificates  were structured  assuming,  among other things, a
30% CPR for the group I mortgage  loans,  a 25% CPR for the group II  mortgage  loans and a 25% CPR for the group III  mortgage  loans, respectively.  The  prepayment  assumption  to be used for pricing  purposes for the  respective  classes may vary as determined at the time of sale. The actual rate of prepayment may vary considerably from the rate used for any prepayment assumption.

         The tables following the next paragraph  indicate the percentages of the initial  principal amount of the indicated classes of
Offered  Certificates that would be outstanding  after each of the dates shown at various  percentages of the CPR and the corresponding weighted average life of the indicated class of Offered Certificates. The table is based on the following modeling assumptions:

                  (1)      the mortgage pool consists of 447 mortgage loans with the characteristics set forth in the table below,

                  (2)      the mortgage loans prepay at the specified percentages of the CPR,

                  (3)      no defaults or  delinquencies  occur in the payment by  mortgagors of principal and interest on the mortgage loans,

                  (4)      scheduled payments on the mortgage loans are received,  in cash, on the first day of each month,  commencing in July 2006, and are computed  prior to giving effect to prepayments  received on the last day of the prior month,

                  (5)      prepayments are allocated as described herein assuming the loss and delinquency tests are satisfied,

                  (6)      there are no interest  shortfalls  caused by (a) the  application  of the Relief Act or similar state law or
                           (b)  prepayments  on the  mortgage  loans,  which in the case of (b) have not been  covered by  Compensating
                           Interest,  and prepayments  represent  prepayments in full of individual  mortgage loans and are received on the last day of each month, commencing in June 2006,

                  (7)      scheduled  Monthly  Payments  of  principal  and  interest on the  mortgage  loans are  calculated  on their respective  principal balances (prior to giving effect to prepayments  received thereon during the preceding calendar  month),  mortgage rate and remaining  terms to stated  maturity such that the mortgage  loans will fully amortize by their stated maturities (after taking into account any interest only period),

                  (8)      with  respect to the Group I  Certificates,  the levels of  Six-Month  LIBOR,  One-Year  LIBOR and  One-Year
                           Treasury remain constant at 5.26%, 5.74% and 5.28%, respectively,

                  (9)      with respect to the Group II Certificates,  the levels of Six-Month LIBOR and One-Year LIBOR remain constant at 5.51% and 5.51630%, respectively,

                  (10)     with respect to the Group III  Certificates,  the levels of  Six-Month  LIBOR,  One-Year  LIBOR and One-Year
                           Treasury remain constant at 5.51630%, 5.61750% and 5.16970%, respectively,

                  (11)     the mortgage rate on each mortgage loan will be adjusted on each interest  adjustment date (as necessary) to a rate equal to the applicable  Index (as described in (8) through (10) above),  plus the  applicable  gross margin,  subject to maximum lifetime  mortgage rates,  minimum lifetime mortgage rates and periodic caps (as applicable),

                  (12)     scheduled  Monthly  Payments of principal  and interest on each  mortgage loan will be adjusted in the month immediately  following  each interest  adjustment  date (as  necessary)  for such mortgage loan to equal the fully amortizing payment described in (7) above,

                  (13)     the  initial  principal  amounts of the  Certificates  are as set forth on pages S-2  through S-5 hereof and under “Summary of Terms-Description of the Certificates,”

                  (14)     distributions  in respect of the Offered  Certificates  are  received in cash on the 25th day of each month, commencing in July 2006,

                  (15)     the Offered Certificates are purchased on June 30, 2006, and

                  (16)     neither the Sponsor nor its designee  exercises  the option to  repurchase  the  mortgage  loans in any Loan
                           Group  described  under the caption “The Pooling and  Servicing  Agreement-Termination”  in this  prospectus supplement.

                                                         [remainder of page intentionally blank]

                                                      MORTGAGE LOAN ASSUMPTIONS

                       Current                                           Original      Remaining
                   ----------------     Current                           Term to       Term to
                       Balances      Mortgage Rate      Current Net      Maturity      Maturity      Gross Margin
Loan No.   Group         ($)              (%)        Mortgage Rate (%)  (in months)   (in months)        (%)
   1        I-1      $   605,406.43   6.4926121871     6.1587269780        360           173        2.1605576881
   2        I-1      $   367,357.52   6.3750000000     6.0000000000        169           111        2.7500000000
   3        I-1      $    24,023.37   5.8750000000     5.5000000000        306           55         2.2500000000
   4        I-1      $   374,251.83   7.1250000000     6.7500000000        330           219        2.7500000000
   5        I-1      $   442,581.68   7.1250000000     6.7500000000        338           237        2.7500000000
   6        I-1      $   109,520.99   7.3750000000     7.0000000000        348           178        2.7500000000
   7        I-1      $ 2,081,100.17   6.3956823003     6.0206823003        349           296        2.7500000000
   8        I-1      $ 1,603,818.10   6.4782861481     6.1032861481        360           224        2.6355624665
   9        I-1      $   846,842.27   7.0000000000     6.6250000000        300           240        2.0000000000
   10       I-1      $ 1,319,154.08   6.4540436920     6.1627669927        360           332        2.7500000000
   11       I-1      $   499,807.08   6.5000000000     6.2500000000        360           307        2.7500000000
   12       I-1      $ 1,456,297.12   6.5453147517     6.2104241140        360           323        2.5895625509
   13       I-1      $   958,382.34   6.8750000000     6.5000000000        360           358        2.2500000000
   14       I-1      $ 1,277,600.00   7.6250000000     7.2500000000        360           358        2.2500000000
   15       I-1      $   314,846.90   6.3750000000     6.0000000000        360           307        2.7500000000
   16       I-1      $ 4,678,649.48   7.4873388212     7.1123388212        360           358        2.2500000000
   17       I-1      $    55,294.52   7.3750000000     7.0000000000        264           202        2.7500000000
   18       I-1      $   108,858.26   7.1250000000     6.7500000000        348           237        2.7500000000
   19       I-1      $ 1,209,384.43   6.6167683257     6.2417683257        360           292        2.7500000000
   20       I-1      $   119,285.45   8.7500000000     8.3750000000        360           350        7.7500000000
   21       I-1      $ 1,147,731.74   7.1940436121     6.8190436121        360           355        3.7515799554
   22       I-1      $ 1,928,191.68   8.3750000000     8.0000000000        360           358        3.8750000000
   23       I-1      $ 2,948,946.20   7.1027089524     6.7277089524        360           355        2.7873409025
   24       I-1      $   442,959.58   8.2000000000     7.8250000000        480           478        6.2000000000
   25       I-1      $   960,000.00   7.3750000000     7.0000000000        360           351        2.7500000000
   26       I-1      $ 1,284,000.00   7.2791277259     6.9041277259        360           356        3.6955607477
   27       I-1      $   344,060.12   6.7475876745     6.3725876745        360           351        5.7475876745
   28       I-1      $ 3,253,200.00   6.3963943194     6.0213943194        360           358        2.4130394688
   29       I-1      $16,509,905.50   6.7928640809     6.4221452530        360           357        2.5132781124
   30       I-1      $ 1,593,750.00   8.1129411765     7.7379411765        360           358        2.3750000000
   31       I-1      $    22,813.10   4.6600000000     4.2850000000        360           91         1.5800000000
   32       I-1      $   163,737.27   6.1250000000     5.7500000000        180           133        2.7500000000
   33       I-1      $    23,942.87   6.5000000000     6.1250000000        240           137        2.5000000000
   34       I-1      $ 3,191,864.56   6.8214009490     6.4464009490        360           286        2.7500000000
   35       I-1      $    37,958.26   9.5268265721     9.1518265721        360           63         1.2276826572
   36       I-1      $ 7,445,594.17   6.4286678757     6.0681025024        360           315        2.3737464971
   37       I-1      $    25,242.36   6.3750000000     6.0000000000        357           242        2.7500000000
   38       I-1      $    51,040.38   5.6250000000     5.2500000000        360           199        2.5000000000
   39       I-1      $   845,579.15   6.6594219063     6.1594219063        360           312        3.3097832149
   40       I-1      $   918,750.61   6.2162515517     5.8412515517        180           126        2.7500000000
   41       I-1      $    25,309.36   5.0000000000     4.6250000000        240           157        2.7500000000
   42       I-1      $15,384,125.29   6.3078947341     5.9802642227        360           306        2.7500000000
 43(7)      I-1      $ 2,196,580.42   7.4581253324     7.1247976276        360           358        2.3762540982
44((6))     I-1      $   303,301.77   7.3750000000     6.5050000000        360           357        3.1250000000
45((8))     I-1      $ 1,873,534.86   7.6638822322     7.2294811760        360           359        2.4713193274
 46(8)      I-1      $   292,311.40   7.2500000000     7.0000000000        360           359        2.2500000000
   47       I-1      $   475,800.96   5.5000000000     5.2500000000        180           136        2.9405724507
   48       I-1      $   102,001.67   8.1250000000     7.6250000000        359           313        5.3750000000
   49       I-1      $22,025,331.39   5.9882315333     5.7067077626        360           320        2.6008125219
50((8))     I-1      $ 4,141,862.96   7.6327575786     7.3588511680        360           359        2.2806492444
51((8))     I-1      $ 2,678,196.34   7.4556398132     7.2056398132        360           359        2.2500000000
52((8))     I-1      $11,438,725.08   7.4191330097     7.1172602008        360           359        2.2888834854
   53       I-1      $ 1,260,000.00   7.5000000000     7.2500000000        360           358        2.2500000000
   54       I-1      $   496,000.00   7.5000000000     7.2500000000        360           358        2.2500000000
55((8))     I-1      $ 8,002,974.61   7.6195137482     7.3190968758        360           359        2.3182929662
   56       I-1      $   993,800.00   8.1038186758     7.7288186758        360           359        2.2500000000
57((8))     I-1      $   340,840.00   8.1155820913     7.3757020890        360           359        2.8897686597
58((9))     I-1      $    69,900.00   7.2500000000     7.0000000000        360           360        2.2500000000
59((8))     I-1      $14,734,125.33   7.4547456030     7.1936183052        360           359        2.2656838289
   60       I-1      $   437,300.00   8.3750000000     8.0000000000        360           358        2.2500000000
61((8))     I-1      $ 4,830,015.42   7.4495502045     7.1328540344        360           359        2.3310681936
   62       I-1      $ 9,511,828.76   7.1398533162     6.8837030793        360           346        2.2500000000
63((8))     I-1      $102,172,062.97  7.5370703660     7.2641285547        360           359        2.2765962423
64((6))     I-1      $ 1,503,101.81   8.1412000412     7.4208025106        360           357        2.9159774862
   65       I-1      $   763,460.30   8.4313387350     8.0563387350        360           359        2.2500000000
 66(6)      I-1      $ 4,956,137.69   7.8748486883     7.2820472120        360           357        2.8658721275
   67       I-1      $14,830,188.58   8.0900379774     7.7150379774        360           359        2.2849820784
   68       I-1      $   594,590.53   7.8750000000     7.5000000000        360           359        2.2500000000
   69       I-1      $    69,312.79   7.3750000000     7.0000000000        360           317        4.7500000000
   70       I-1      $ 3,830,757.09   8.1239649099     7.7489649099        360           358        2.2500000000
   71       I-1      $27,209,162.05   7.6874599270     7.2920682346        360           350        2.4807094925
72((6))     I-1      $ 1,074,264.83   7.5955473638     7.3455473638        360           357        2.7239431454
   73       I-1      $   143,471.23   7.8750000000     7.5000000000        480           477        2.2500000000
   74       I-1      $   232,755.00   7.5000000000     7.1250000000        480           479        2.2500000000
   75       I-1      $   599,690.70   8.3750000000     8.0000000000        480           478        2.2500000000
76((6))     I-1      $ 3,222,010.00   7.5050822312     7.1970811698        360           357        2.9643025626
   77       I-1      $12,957,260.00   7.9473097514     7.5723097514        360           359        2.2500000000
   78       I-1      $ 1,008,800.00   8.3522006344     7.9772006344        360           359        2.2500000000
79((5))     I-1      $   876,300.00   7.8206236449     7.5706236449        360           356        3.3780954011
   80       I-1      $   665,000.00   7.6851503759     7.3101503759        360           356        3.5930451128
   81       I-1      $ 1,410,050.00   8.0442980745     7.6692980745        360           358        2.2500000000
   82       I-1      $   483,750.00   8.0000000000     7.6250000000        360           358        2.2500000000
   83       I-1      $ 1,237,500.00   8.1250000000     7.7500000000        360           357        2.2500000000
84((7))     I-1      $ 6,147,780.72   7.6223968513     7.3642670883        360           358        2.5570294934
   85       I-1      $136,092,169.29  7.9650375472     7.5900375472        360           358        2.2922275545
   86       I-1      $31,222,017.85   8.0368914710     7.6618914710        360           359        2.3589615673
   87       I-1      $ 2,268,000.00   7.7590388007     7.3840388007        360           359        2.2500000000
   88       I-1      $ 1,933,000.00   7.9520175892     7.5770175892        360           358        2.2500000000
89((6))     I-1      $   292,720.00   7.5481347363     7.2981347363        360           357        3.0186526373
90((5))     I-1      $   240,000.00   8.1250000000     7.8750000000        360           356        2.2500000000
   91       I-1      $ 1,534,499.98   8.2166422283     7.8416422283        360           356        2.9171554339
   92       I-1      $56,827,895.89   8.0632943061     7.6882943061        360           358        2.2555430523
   93       I-1      $ 5,993,265.00   8.0653497092     7.6903497092        360           359        2.2500000000
   94       I-1      $15,861,665.33   8.0183641290     7.6433641290        360           359        2.2500000000
   95       I-1      $   650,000.00   7.8750000000     7.5000000000        360           357        2.7500000000
   96       I-1      $ 1,040,000.00   7.8750000000     7.5000000000        360           358        2.2500000000
   97       I-1      $258,251,294.45  7.9860193477     7.6110193477        360           358        2.2610219247
98((6))     I-1      $15,319,522.66   7.7037417879     7.4510102406        360           357        2.5393310382
   99       I-1      $ 3,283,032.35   6.5265639794     6.1393313319        360           310        2.6403682414
  100       I-1      $22,520,715.26   7.9317707635     7.5549668688        360           356        2.3383067596
  101       I-1      $   279,388.14   7.6250000000     7.2500000000        360           357        2.6250000000
  102       I-1      $   203,522.81   5.1977227923     4.8227227923        360           148        2.1183569259
  103       I-1      $   186,132.19   7.2500000000     6.8750000000        360           349        3.3750000000
  104       I-1      $   376,000.00   6.1250000000     5.7500000000        360           357        2.0000000000
  105       I-1      $   300,000.00   6.0500000000     5.6750000000        360           357        2.3500000000
  106       I-1      $ 1,886,400.00   6.1530693384     5.7780693384        360           358        2.5280693384
  107       I-1      $ 2,983,427.63   7.2311580221     6.8561580221        360           348        2.8601230856
  108       I-1      $10,370,236.52   6.0794401343     5.7090874396        360           310        2.7546473053
  109       I-1      $   881,401.00   6.6268155754     6.2518155754        360           307        2.7500000000
  110       I-1      $ 4,199,578.08   6.0410242313     5.7769334932        360           329        2.5723238487
  111       I-1      $   500,000.00   6.2500000000     6.0000000000        360           354        2.2500000000
  112       I-1      $ 1,050,000.00   6.3928571429     6.1428571429        360           352        2.2500000000
  113       I-1      $ 3,651,878.39   5.9826631575     5.6076631575        360           330        2.2500000000
  114       I-1      $ 1,439,900.00   7.5000000000     7.1250000000        360           358        2.2500000000
  115       I-1      $ 2,513,600.00   8.0324633991     7.6574633991        360           359        2.2500000000
  116       I-1      $    59,260.85   8.5000000000     8.1250000000        360           358        2.2500000000
  117       I-1      $   760,000.00   8.5000000000     8.1250000000        360           358        2.2500000000
  118       I-1      $ 5,396,565.93   7.0163707316     6.6413707316        360           357        2.2015200957
  119       I-1      $   793,087.59   6.7579672127     6.3829672127        360           311        2.5161409851
  120       I-1      $19,271,732.11   5.8060894706     5.4310894706        360           315        2.0358491191
  121       I-2      $   197,574.22   7.0000000000     6.7500000000        360           355        2.2500000000
  122       I-2      $   549,173.20   6.4999589019     6.2499589019        360           355        2.2500000000
  123       I-2      $   269,386.00   7.7500000000     7.3750000000        360           359        2.2500000000
  124       I-2      $   547,599.97   7.3280679713     7.0278488305        360           358        2.4508765632
  125       I-2      $    89,372.87   6.8750000000     6.5000000000        360           357        2.2500000000
  126       I-2      $   381,099.42   7.5864575214     7.2114575214        360           359        2.2500000000
  127       I-2      $   741,899.02   7.6614084556     7.2864084556        360           360        2.2500000000
  128       I-2      $   727,000.00   6.9496217331     6.5746217331        360           357        2.2500000000
  129       I-2      $   421,199.94   6.2065527330     5.9565527330        360           348        2.2500000000
  130       I-2      $   871,499.99   7.3534853626     6.9784853626        360           358        2.2500000000
  131       I-2      $   867,000.00   6.6782006920     6.3032006920        360           359        2.2500000000
  132       I-2      $ 3,801,455.00   7.1430449986     6.7828748466        360           356        2.2500000000
  133       I-2      $   151,930.51   7.8750000000     7.5000000000        360           352        3.2500000000
  134       I-2      $   468,120.11   6.3582995372     5.9832995372        360           352        2.8398554967
  135       I-2      $ 1,358,828.63   7.8340715626     7.4590715626        360           356        2.3750000000
  136       I-2      $   512,299.41   7.0561100832     6.6811100832        360           358        2.3750000000
  137       I-2      $   326,807.61   6.9964940497     6.6214940497        360           350        3.1214940497
  138       I-2      $ 5,052,293.09   7.3390298490     6.9640298490        360           356        3.0100846796
  139       I-2      $   282,788.28   8.5000000000     8.1250000000        480           477        2.3750000000
  140       I-2      $    73,856.93   7.5000000000     7.1250000000        360           353        2.7500000000
  141       I-2      $   328,000.00   7.8000000000     7.4250000000        360           359        5.8000000000
  142       I-2      $   933,475.00   6.5671047698     6.1921047698        360           352        2.7277578403
  143       I-2      $   532,500.00   5.8151408451     5.4401408451        360           358        3.6764084507
  144       I-2      $ 3,170,063.00   6.8423836924     6.4673836924        360           358        2.4270494388
  145       I-2      $   271,920.00   8.3750000000     8.0000000000        360           358        2.3750000000
  146       I-2      $   369,600.00   6.8003246753     6.4253246753        360           358        2.3750000000
  147       I-2      $ 1,072,099.97   7.4464427032     7.0714427032        360           349        3.8501830338
  148       I-2      $ 1,111,500.00   6.9090193432     6.5340193432        360           358        2.3750000000
  149       I-2      $36,109,964.91   6.8131659159     6.4381659159        360           356        2.5195842198
  150       I-2      $   651,850.00   7.4554441206     7.0804441206        360           358        2.3199259799
  151       I-2      $   446,330.52   6.8349924849     6.4599924849        360           357        3.1603319441
  152       I-2      $   231,690.84   8.0000000000     7.6250000000        360           359        2.2500000000
  153       I-2      $ 3,881,501.31   7.7558340870     7.4839696650        360           358        2.2500000000
  154       I-2      $ 1,883,700.00   8.0556750013     7.6806750013        360           358        2.2810028136
  155       I-2      $ 1,793,782.00   7.9492686235     7.5742686235        360           358        2.2500000000
  156       I-2      $ 5,821,079.28   7.6713334503     7.4202619136        360           357        2.2500000000
  157       I-2      $ 4,554,545.25   8.0343688451     7.6593688451        360           358        2.4500982030
  158       I-2      $ 1,230,919.85   7.9686784399     7.5936784399        360           358        2.2867723942
  159       I-2      $   375,957.90   7.8750000000     7.5000000000        360           356        2.2500000000
  160       I-2      $44,183,483.40   8.0635819376     7.6885819376        360           358        2.2676472892
  161       I-2      $    60,758.16   7.8750000000     7.5000000000        360           359        2.2500000000
  162       I-2      $ 4,569,470.26   8.0960300199     7.7210300199        360           359        2.2500000000
  163       I-2      $71,999,999.53   8.1236487310     7.7486487310        360           358        2.2803617401
  164       I-2      $   993,195.91   7.6289504769     7.2539504769        480           478        2.2500000000
  165       I-2      $ 1,683,988.10   7.2750119783     6.9000119783        480           479        2.2500000000
  166       I-2      $   134,400.00   8.2500000000     7.8750000000        360           357        2.2500000000
  167       I-2      $20,496,571.52   8.0464754674     7.6714754674        360           358        2.2500000000
  168       I-2      $ 7,009,800.00   8.3176811393     7.9426811393        360           359        2.2500000000
  169       I-2      $ 3,103,160.93   7.9186652886     7.5436652886        360           358        2.4003652918
  170       I-2      $   278,400.00   8.1250000000     7.7500000000        360           360        2.2500000000
  171       I-2      $   151,920.00   7.7500000000     7.3750000000        360           358        2.2500000000
  172       I-2      $   789,549.31   7.7998860514     7.4248860514        360           357        2.2500000000
  173       I-2      $   191,249.16   7.5000000000     7.2500000000        360           356        2.2500000000
  174       I-2      $222,719,309.00  8.0064066643     7.6314066643        360           358        2.2712977032
  175       I-2      $88,173,037.06   8.0514019649     7.6764019649        360           358        2.2693072628
  176       I-2      $   790,403.74   8.1296473496     7.7546473496        360           358        2.2500000000
  177       I-2      $ 3,051,700.00   8.2812252187     7.9062252187        360           359        2.2500000000
  178       I-2      $   494,357.00   8.3285292815     7.9535292815        360           357        2.4814117126
  179       I-2      $45,259,076.00   8.0466121078     7.6716121078        360           359        2.3594628954
  180       I-2      $ 6,040,200.77   8.1491017022     7.7741017022        360           359        2.2500000000
  181       I-2      $ 5,144,799.50   8.0446350169     7.6696350169        360           359        2.2500000000
  182       I-2      $   269,231.46   7.7500000000     7.3750000000        360           358        2.2500000000
  183       I-2      $315,368,608.76  7.9970920425     7.6220920425        360           358        2.2773213855
  184       I-2      $61,695,259.38   8.0073733763     7.6323733763        360           358        2.2640848699
  185       I-2      $   190,398.67   8.0000000000     7.6250000000        360           351        3.0000000000
  186       I-2      $   130,707.13   7.2500000000     6.8750000000        360           356        2.2500000000
  187       I-2      $   370,363.69   8.7500000000     8.3750000000        360           351        4.0000000000
  188       I-2      $   198,846.49   6.2500000000     6.0000000000        360           354        2.2500000000
  189       I-2      $   378,000.00   6.5000000000     6.2500000000        360           357        2.2500000000
  190       I-2      $   652,842.28   6.5525218204     6.3025218204        360           357        2.2500000000
  191       I-2      $ 1,307,446.70   6.0782638596     5.7032638596        360           356        2.2500000000
  192       I-2      $   762,611.25   6.2131945093     5.9398667653        360           356        2.2500000000
  193       I-2      $   124,420.61   8.2500000000     7.8750000000        360           359        2.2500000000
  194       I-2      $   835,928.40   7.3099959937     6.9349959937        360           359        2.2500000000
  195       I-2      $   770,318.52   7.6077842254     7.2327842254        360           358        2.2500000000
  196       I-2      $ 1,455,046.25   6.9704106270     6.5954106270        360           357        2.2500000000
  197       I-2      $   494,500.00   7.7500000000     7.3750000000        360           358        2.2500000000
  198       I-2      $    84,000.00   8.5000000000     8.1250000000        360           358        2.2500000000
  199       I-2      $   459,894.38   7.6459815512     7.2709815512        360           358        2.2500000000
  200       I-2      $   300,800.00   7.0000000000     6.6250000000        360           357        2.2500000000
  201       I-2      $ 4,168,685.25   7.1114276752     6.7364276752        360           358        2.2500000000
  202       I-2      $   584,320.00   7.1230832421     6.7480832421        360           353        2.3829750821
  203       I-3      $   351,024.85   6.8707655776     6.6207655776        360           354        2.2500000000
  204       I-3      $   128,699.53   7.2500000000     6.8750000000        360           359        4.2500000000
  205       I-3      $   291,470.85   8.9267723385     8.5517723385        360           357        2.7500000000
  206       I-3      $   196,000.00   7.8750000000     7.5000000000        480           480        5.3750000000
  207       I-3      $   546,336.87   7.5992344819     7.2242344819        480           480        4.9358839195
  208       I-3      $   683,120.00   8.3893313034     8.0143313034        480           480        4.2169018620
  209       I-3      $   713,924.00   6.6977402357     6.3227402357        360           359        3.9278368566
  210       I-3      $   743,844.15   6.9919133766     6.6169133766        360           354        3.4596647866
  211       I-3      $   423,417.55   7.4000000000     7.0250000000        480           476        6.9000000000
  212       I-3      $    64,959.77   5.5000000000     5.1250000000        360           328        3.7500000000
  213       I-3      $    99,991.64   7.7500000000     7.3750000000        360           357        2.7500000000
  214       I-3      $ 1,878,215.28   7.7424357992     7.3674357992        360           360        4.1091801495
  215       I-3      $ 2,518,411.85   7.6310974107     7.2560974107        360           360        4.0258899800
  216       I-3      $ 6,365,485.61   7.8201776932     7.4451776932        360           360        3.9549283731
  217       I-3      $   743,423.81   7.2869628648     7.0369628648        360           359        2.2500000000
  218       I-3      $13,815,294.68   7.6833751388     7.3328977635        360           359        3.4172261952
  219       I-3      $   657,434.93   7.0469155195     6.6719155195        480           480        3.3725743113
  220       I-3      $ 1,911,356.92   7.6089813749     7.2339813749        480           480        4.3685003871
  221       I-3      $ 7,578,340.20   7.5199453512     7.1449453512        480           480        4.2358423877
  222       I-3      $ 6,058,299.99   7.6378780473     7.2628780473        480           480        4.4508455764
  223       I-3      $28,771,231.30   7.5024108102     7.1274108102        360           359        3.6490467824
  224       I-3      $   854,000.00   7.3231850117     7.0731850117        360           357        2.2500000000
  225       I-3      $13,012,855.00   7.5034700110     7.1284700110        360           360        3.9335798140
  226       I-3      $38,905,328.72   7.6516219633     7.2766219633        360           359        3.8846125718
  227       I-3      $ 2,139,540.28   7.2662129502     7.0162129502        360           358        2.2500000000
  228       I-3      $ 2,152,050.00   7.4681246951     7.0931246951        360           359        2.3591052717
  229       I-3      $52,207,443.57   7.7769020052     7.4019020052        360           359        3.7771756937
  230       I-3      $20,801,175.54   7.2982623508     7.0411476688        360           358        2.2553831092
  231       I-3      $    53,049.36   7.5000000000     7.1250000000        360           349        3.5000000000
  232       I-3      $ 1,135,958.06   7.7299261867     7.3549261867        360           358        2.2500000000
  233       I-3      $ 1,256,325.65   7.4347281595     7.0597281595        360           358        2.2500000000
  234       I-3      $    59,451.00   7.3750000000     7.0000000000        360           350        3.5000000000
  235       I-3      $   103,688.37   7.5000000000     7.1250000000        360           356        2.2500000000
  236       I-3      $10,511,393.18   7.4961391694     7.1211391694        360           358        2.2881891774
  237       I-3      $ 1,159,483.90   7.4215041559     7.0465041559        360           358        2.2500000000
  238       I-3      $   128,803.47   7.3750000000     7.0000000000        360           357        4.8750000000
  239       I-3      $27,633,833.81   7.4626972690     7.0876972690        360           358        2.2760542317
  240       I-3      $   433,600.00   7.2500000000     7.0000000000        360           355        2.2500000000
  241       I-3      $13,620,713.00   7.4358656647     7.0608656647        360           359        2.2500000000
  242       I-3      $   434,374.05   7.4526980117     7.0776980117        360           358        2.2500000000
  243       I-3      $ 1,351,767.00   7.4142449290     7.0392449290        360           358        2.3998316648
  244       I-3      $   145,850.00   7.3750000000     7.0000000000        360           359        2.2500000000
  245       I-3      $   152,000.00   8.6250000000     8.2500000000        360           357        6.7500000000
  246       I-3      $   628,750.00   7.3950397614     7.0200397614        360           355        2.5452286282
  247       I-3      $   279,913.33   7.3750000000     7.1250000000        360           354        2.2500000000
  248       I-3      $131,758,514.98  7.4549281541     7.0799281541        360           358        2.2848122434
  249       I-3      $23,872,933.52   7.4764297068     7.1014297068        360           358        2.2500000000
  250       I-3      $ 1,934,750.00   7.4210492312     7.0460492312        360           359        2.2500000000
  251       I-3      $   120,709.98   6.0000000000     5.6250000000        360           353        2.2500000000
  252       I-3      $    38,499.92   7.3750000000     7.0000000000        360           349        3.5000000000
  253       I-3      $23,207,691.03   7.4860277783     7.1110277783        360           358        2.2500000000
  254       I-3      $ 2,005,575.05   7.4241707478     7.0491707478        360           359        2.2500000000
  255       I-3      $ 2,843,862.22   7.4381183883     7.0631183883        360           358        2.2500000000
  256       I-3      $200,930,062.17  7.4476443455     7.0726443455        360           358        2.2679999303
  257       I-3      $30,799,176.24   7.4152915485     7.0402915485        360           358        2.3399474799
  258       I-3      $   246,801.16   8.3750000000     8.0000000000        360           346        3.5000000000
  259       I-3      $   546,750.00   6.7500000000     6.3750000000        360           350        4.0000000000
  260      II-1      $   231,005.76   6.8750000000     6.5000000000        360           359        3.7500000000
  261      II-1      $   677,158.87   8.5468814966     8.1718814966        360           360        4.7332615535
  262      II-1      $   778,585.90   6.5000000000     6.1250000000        360           358        2.2500000000
  263      II-1      $ 5,447,245.36   7.0236803873     6.6606670631        360           356        2.4776634240
  264      II-1      $   473,550.00   7.8378075177     7.4628075177        360           360        3.7500000000
  265      II-1      $ 1,799,669.81   5.8791912987     5.5041912987        360           357        2.2500000000
  266      II-1      $   215,200.00   8.0000000000     7.6250000000        360           360        4.2500000000
  267      II-1      $ 2,216,960.00   6.6636339853     6.2886339853        360           360        3.6155275693
  268      II-1      $   964,051.37   6.4382685165     6.0632685165        360           357        2.2500000000
  269      II-1      $   994,500.00   6.1250000000     5.7500000000        360           359        2.2500000000
  270      II-1      $ 7,232,968.18   6.6589750777     6.2839750777        360           358        2.4276794765
  271      II-1      $ 8,333,451.64   6.7028129874     6.3297329118        360           357        2.2500000000
  272      II-1      $   339,451.52   6.6250000000     5.8800000000        360           350        4.0000000000
  273      II-1      $   187,856.95   7.3750000000     7.0000000000        360           359        2.2500000000
  274      II-1      $   645,271.22   6.5923074603     6.2173074603        360           358        2.2500000000
  275      II-1      $ 7,664,592.78   6.9717855332     6.5967855332        360           356        2.5169249713
  276      II-1      $   533,822.14   7.0172271096     6.6422271096        360           350        3.5000000000
  277      II-1      $   959,177.79   7.0331273452     6.6581273452        360           350        3.5000000000
  278      II-1      $   623,904.00   6.8765643432     6.5015643432        360           358        2.8494511976
  279      II-1      $ 1,027,946.00   6.2855526944     5.9105526944        360           358        2.5689856276
  280      II-1      $   130,499.88   6.7500000000     6.3750000000        360           349        3.5000000000
  281      II-1      $ 1,562,620.00   6.4743555695     5.9679816590        360           349        3.1053103122
  282      II-1      $ 6,633,947.42   6.7957017062     6.4207017062        360           358        2.8841376994
  283      II-1      $   836,894.60   6.8959885450     6.5209885450        360           358        2.2500000000
  284      II-1      $   362,367.50   7.8227705644     7.4477705644        360           356        3.9383015861
  285      II-1      $   276,100.00   6.6359561753     6.2609561753        360           358        2.2500000000
  286      II-1      $22,807,018.69   6.4934900988     6.1198931757        360           357        2.4448176017
  287      II-1      $   790,651.48   6.8134389567     6.4384389567        360           359        2.2500000000
  288      II-1      $ 2,623,166.61   7.2771934933     6.9021934933        360           358        2.7418301777
  289      II-2      $   924,154.09   6.6930077497     6.3180077497        360           359        3.4940296212
  290      II-2      $   289,681.70   7.0000000000     6.7500000000        360           357        2.2500000000
  291      II-2      $   178,220.04   6.8750000000     6.5000000000        360           359        3.7500000000
  292      II-2      $ 2,641,535.13   6.7508139306     6.3758139306        360           360        3.7723032941
  293      II-2      $   134,275.51   6.3750000000     6.1250000000        360           359        2.2500000000
  294      II-2      $19,336,902.28   6.6545906607     6.3717448637        360           357        2.5568495206
  295      II-2      $ 5,948,165.67   6.7499208561     6.3749208561        360           359        3.2843140022
  296      II-2      $ 5,588,550.00   6.5345516726     6.2845516726        360           357        2.2500000000
  297      II-2      $ 7,693,492.00   6.8239684918     6.4489684918        360           359        3.7194977261
  298      II-2      $   148,000.00   6.5000000000     6.1250000000        360           359        5.2500000000
  299      II-2      $28,330,296.84   6.7493049834     6.3743049834        360           359        3.4098481339
  300      II-2      $ 4,431,515.87   6.6828715142     6.4328715142        360           358        2.2500000000
  301      II-2      $   775,300.00   6.8108635367     6.4358635367        360           358        2.2500000000
  302      II-2      $   381,350.00   6.9900000000     6.6150000000        360           353        2.2500000000
  303      II-2      $21,986,113.71   6.7423981974     6.3692581782        360           359        3.2697212561
  304      II-2      $46,861,065.53   6.7076416047     6.4545602887        360           357        2.2500000000
  305      II-2      $ 1,496,509.36   6.8014303190     6.4264303190        360           359        2.2500000000
  306      II-2      $   687,236.26   6.7821548880     6.4071548880        360           356        2.2500000000
  307      II-2      $   441,087.54   6.5741169259     6.1991169259        360           355        3.6482338517
  308      II-2      $   188,309.61   6.7500000000     6.3750000000        360           357        2.2500000000
  309      II-2      $   330,846.92   6.7500000000     6.5000000000        360           356        2.2500000000
  310      II-2      $12,366,951.50   6.7571656448     6.3821656448        360           358        2.4201227930
  311      II-2      $   247,256.23   6.7500000000     6.3750000000        360           341        2.2500000000
  312      II-2      $   319,186.80   6.8884035775     6.5134035775        360           359        2.2500000000
  313      II-2      $22,907,318.36   6.8053106980     6.4303106980        360           358        2.3244419844
  314      II-2      $   287,900.00   6.9433831191     6.5683831191        360           357        2.7500000000
  315      II-2      $   260,100.00   6.5000000000     6.1250000000        360           349        3.5000000000
  316      II-2      $ 8,514,522.54   6.8130583255     6.4380583255        360           358        2.2500000000
  317      II-2      $   189,050.00   6.6250000000     6.2500000000        360           358        2.2500000000
  318      II-2      $ 3,673,768.97   6.7555235850     6.3805235850        360           358        2.6385110827
  319      II-2      $   226,392.00   6.8750000000     6.5000000000        360           358        2.2500000000
  320      II-2      $   573,660.00   6.4728061918     6.1903697312        360           354        2.5743646062
  321      II-2      $   716,100.00   6.6258204161     6.2508204161        360           356        2.7465088675
  322      II-2      $ 2,303,916.02   6.5300774830     6.2800774830        360           356        2.2500000000
  323      II-2      $130,018,249.80  6.7576687215     6.3826687215        360           358        2.3651283203
  324      II-2      $16,116,214.61   6.8063094759     6.4313094759        360           358        2.2607035060
  325      II-2      $   416,400.00   6.8750000000     6.5000000000        360           360        2.2500000000
  326      II-2      $   274,394.90   6.3750000000     6.0000000000        360           350        3.5000000000
  327      II-2      $   615,050.00   6.7645719860     6.3895719860        360           359        2.2500000000
  328      II-2      $14,920,256.40   6.8189877701     6.4439877701        360           358        2.2500000000
  329      II-2      $ 3,408,795.23   6.7880530055     6.4130530055        360           359        2.2500000000
  330      II-2      $   779,844.00   6.8121419156     6.4371419156        360           358        2.2500000000
  331      II-2                       6.7592500142     6.3860742221        360           358        2.2766228141
                   $229,200,888.78
  332      II-2      $19,424,239.61   6.7646714237     6.3896714237        360           357        2.2618794869
  333      II-3      $    40,467.98   7.2500000000     6.8750000000        360           313        3.7500000000
  334      II-3      $   498,669.25   6.6250000000     6.3750000000        360           357        2.2500000000
  335      II-3      $   401,019.02   7.2500000000     6.8750000000        360           359        4.6719251246
  336      II-3      $ 1,780,079.52   6.6510326355     6.2760326355        360           359        3.4998730745
  337      II-3      $ 8,359,964.98   6.5342280269     6.2362374609        360           356        2.8029091484
  338      II-3      $10,009,861.51   6.9901990841     6.6151990841        360           359        3.3782704560
  339      II-3      $ 4,288,900.00   6.8343077479     6.5843077479        360           358        2.2500000000
  340      II-3      $ 5,841,054.59   6.9808651673     6.6058651673        360           359        3.7255328605
  341      II-3      $24,202,441.52   6.7703851648     6.3953851648        360           359        3.6541997040
  342      II-3      $ 2,833,455.11   6.6833598252     6.4333598252        360           357        2.2500000000
  343      II-3      $ 2,320,028.05   6.9585996385     6.5835996385        360           358        2.3155164493
  344      II-3      $   172,800.00   7.1250000000     6.7500000000        360           357        2.2500000000
  345      II-3      $16,074,426.29   6.9619433172     6.5869433172        360           359        2.9631531394
  346      II-3      $34,690,207.31   6.7646682891     6.5032890983        360           357        2.2500000000
  347      II-3      $   242,757.79   6.0000000000     5.6250000000        360           350        3.5000000000
  348      II-3      $ 2,030,203.39   7.2379950981     6.8629950981        360           358        2.2500000000
  349      II-3      $   863,336.63   6.3826384790     6.0076384790        360           357        2.8826384790
  350      II-3      $   921,021.17   6.0445712230     5.7945712230        360           356        2.2500000000
  351      II-3      $   450,935.77   7.2500000000     6.8750000000        360           357        4.1250000000
  352      II-3      $   126,750.70   7.2500000000     6.0350000000        360           350        4.3750000000
  353      II-3      $12,764,196.91   6.9800475309     6.6050475309        360           359        2.3122025780
  354      II-3      $   412,893.65   6.6651577077     6.2901577077        360           354        2.6812968454
  355      II-3      $ 1,329,843.72   7.2432351675     6.8682351675        360           359        2.2500000000
  356      II-3      $30,129,235.33   6.8833904224     6.5083904224        360           357        2.3548200859
  357      II-3      $   520,000.00   6.3750000000     6.1250000000        360           356        2.2500000000
  358      II-3      $   280,000.00   7.2500000000     6.8750000000        360           356        4.1250000000
  359      II-3      $21,177,895.27   7.1350676275     6.7600676275        360           358        2.2500000000
  360      II-3      $ 1,755,000.00   7.1250000000     6.7500000000        360           358        2.2500000000
  361      II-3      $ 3,083,110.58   6.7052255984     6.3302255984        360           358        2.4911525554
  362      II-3      $ 2,209,037.64   6.3392732386     6.0561118724        360           354        2.5027331593
  363      II-3      $   620,999.99   5.5515297915     5.1765297915        360           354        2.2500000000
  364      II-3      $   240,000.00   6.2500000000     5.8750000000        360           349        2.2500000000
  365      II-3      $ 4,039,299.99   6.1931027643     5.8957523569        360           353        2.3265912412
  366      II-3      $120,191,221.18  6.9380601920     6.5630601920        360           358        2.3171116260
  367      II-3      $18,440,461.80   7.0969980156     6.7219980156        360           358        2.2548399005
  368      II-3      $ 1,263,500.00   7.2500000000     6.8750000000        360           355        2.2500000000
  369      II-3      $   341,105.10   6.6404954807     6.2654954807        360           359        2.2500000000
  370      II-3      $   154,482.25   5.8750000000     5.5000000000        360           356        2.2500000000
  371      II-3      $26,517,411.86   7.0337937708     6.6587937708        360           358        2.2500000000
  372      II-3      $ 1,863,710.95   7.1107415490     6.7357415490        360           358        2.2500000000
  373      II-3      $ 1,624,368.00   7.0490653904     6.6740653904        360           358        2.2500000000
  374      II-3      $   201,553.80   5.5000000000     5.1250000000        360           356        2.2500000000
  375      II-3      $307,445,611.50  6.9032075551     6.5296461279        360           358        2.2752618328
  376      II-3      $20,864,044.11   7.0029612407     6.6279612407        360           357        2.2500000000
 377(2)    III-1     $   327,331.48   6.0277750363     5.7777750363        360           352        2.7500000000
378((3))   III-1     $   775,346.03   5.5736991279     5.2252495610        360           353        2.8762173935
379((6))   III-1     $ 1,886,183.20   5.9757292657     5.4969537381        360           357        2.5421693297
380((6))   III-1     $ 1,115,165.86   5.9241796563     5.5543199643        360           357        2.4148271989
381((5))   III-1     $   525,184.28   6.0577806851     5.6568101288        360           356        2.5050178316
382((7))   III-1     $14,809,799.69   5.7809550855     5.4770476957        360           358        2.3290195678
 383(8)    III-1     $ 2,940,228.00   5.8203210771     5.5290742759        360           359        2.3026107159
 384(8)    III-1     $12,859,365.54   5.9242951038     5.6479745206        360           359        2.2911888517
385((7))   III-1     $   475,600.00   5.6431875526     5.3931875526        360           358        2.2500000000
386((7))   III-1     $ 2,871,298.70   5.9125036782     5.6248752688        360           358        2.3573079535
387((8))   III-1     $   528,525.00   6.0496369614     5.7996369614        360           359        2.2500000000
388((8))   III-1     $ 3,672,176.46   5.9657146303     5.6928285545        360           359        2.2908679925
389((8))   III-1     $14,521,171.94   5.9571991389     5.6467412256        360           359        2.3291927313
390((7))   III-1     $76,194,205.25   5.9310624512     5.6233902374        360           358        2.3272174536
391((7))   III-1     $   395,246.56   6.2500000000     6.0000000000        360           358        2.2500000000
392((5))   III-1     $ 1,172,948.14   6.1466569347     5.8966569347        360           356        2.6605738213
393((6))   III-1     $   896,608.71   5.9257047202     5.6757047202        360           357        2.3663158732
394((6))   III-1     $ 1,389,129.00   5.9795355579     5.7295355579        360           357        2.2500000000
395((6))   III-1     $   421,799.99   6.1741346592     5.9241346592        360           357        3.1430772734
396((5))   III-1     $   188,000.00   6.1250000000     5.8750000000        360           356        2.2500000000
397((5))   III-1     $ 6,009,138.27   6.1503552607     5.9003552607        360           356        2.3469356543
398((6))   III-1     $11,398,279.33   6.0181111304     5.7681111304        360           357        2.3201156391
399((4))   III-2     $   242,911.66   6.6250000000     6.3750000000        360           355        2.7500000000
400((7))   III-2     $   159,062.82   7.5000000000     7.2500000000        360           358        2.7500000000
401((8))   III-2     $ 1,114,748.52   6.6485702017     6.3985702017        360           359        2.7500000000
402((6))   III-2     $ 3,033,556.76   6.9192872758     6.5861813907        360           357        2.3638436783
403((7))   III-2     $ 2,627,803.41   6.7829539810     6.5044939548        360           358        2.2889863373
404((7))   III-2     $ 4,555,486.77   6.6023162732     6.3392805466        360           358        2.2666272023
405((7))   III-2     $17,946,274.58   6.7348424957     6.4848424957        360           358        2.2751010752
406((8))   III-2     $ 8,076,127.66   6.5770367135     6.3270367135        360           359        2.2500000000
407((8))   III-2     $39,721,482.97   6.6899741213     6.4364556977        360           359        2.2746972589
408((6))   III-2     $   216,000.00   6.5000000000     6.2500000000        360           357        2.2500000000
409((8))   III-2     $ 2,156,816.69   6.6996363232     6.4118097427        360           359        2.3723851017
410((8))   III-2     $27,590,627.34   6.7616882469     6.5035177404        360           359        2.2604215644
411((8))   III-2     $ 4,453,644.28   6.7481380824     6.4981380824        360           359        2.2500000000
412((8))   III-2     $25,950,439.42   6.8339165014     6.5497295238        360           359        2.2948388217
413((8))   III-2     $20,532,591.49   6.7977945461     6.5442473222        360           359        2.2565775002
 414(8)    III-2     $183,071,800.39  6.7653720919     6.4909731734        360           359        2.2823354534
415((6))   III-2     $   808,668.14   6.7056817476     6.4556817476        360           357        2.9159618230
416((6))   III-2     $ 2,089,152.96   7.0093331253     6.7593331253        360           357        2.8142769534
417((6))   III-2     $ 2,984,568.91   6.6471575940     6.3971575940        360           357        2.3087304315
418((7))   III-2     $ 9,369,428.55   6.7898447567     6.5296632148        360           358        2.5995131376
419((6))   III-2     $ 1,655,481.00   6.7282493728     6.4782493728        360           357        2.7168431713
420((6))   III-2     $   634,000.00   6.9309936909     6.6809936909        360           357        2.6979495268
421((6))   III-2     $19,096,140.69   6.7819463354     6.5247872972        360           357        2.4742369916
422((6))   III-2     $ 4,562,298.93   6.8900967182     6.6081687358        360           357        2.3011666385
423((6))   III-2     $   351,192.00   6.7500000000     6.5000000000        360           357        2.2500000000
424((6))   III-2     $30,494,244.85   6.7978420289     6.5368127507        360           357        2.3238618181
425((1))   III-3     $   286,516.95   5.7500000000     5.5000000000        360           351        2.7500000000
426((8))   III-3     $11,312,635.82   6.6781268012     6.4281268012        360           359        2.2500000000
427((8))   III-3     $ 4,264,896.29   6.4953543214     6.2111963779        360           359        2.2933162327
428((7))   III-3     $ 2,983,415.69   6.2888623597     6.0388623597        360           358        2.2500000000
429((7))   III-3     $30,438,854.92   6.4394858671     6.1894858671        360           359        2.2520271288
430((8))   III-3     $13,972,471.00   6.9110185038     6.6610185038        360           359        2.2500000000
431((8))   III-3     $98,141,924.04   6.6188635399     6.3666681478        360           359        2.2526135620
432((7))   III-3     $   219,028.99   5.2500000000     5.0000000000        360           358        3.0000000000
433((8))   III-3     $   448,000.00   7.0000000000     6.7500000000        360           359        2.2500000000
434((8))   III-3     $ 1,491,500.00   6.6405045256     6.3905045256        360           359        2.2500000000
435((8))   III-3     $43,741,510.85   6.8598247334     6.6098247334        360           359        2.2500000000
436((8))   III-3     $ 1,787,992.00   6.7427320704     6.4927320704        360           359        2.2500000000
437((8))   III-3     $36,224,331.99   6.8393877179     6.5893877179        360           359        2.2500000000
438((8))   III-3     $24,363,933.80   6.5699786863     6.3199786863        360           359        2.2500000000
439((8))   III-3                      6.6948450326     6.4419998298        360           359        2.2593374026
                   $260,897,392.80
440((5))   III-3     $ 1,198,710.79   6.1619300369     5.9119300369        360           356        3.3806822140
441((6))   III-3     $   236,237.63   6.1250000000     5.8750000000        360           357        2.2500000000
442((7))   III-3     $   444,173.05   6.8750000000     6.6250000000        360           358        2.2500000000
443((7))   III-3     $ 1,768,737.32   7.1228742208     6.8728742208        360           358        2.4130107375
444((6))   III-3     $ 9,295,270.25   6.6408723880     6.3783628002        360           357        2.5225588317
445((6))   III-3     $12,849,281.65   6.6022435766     6.3522435766        360           357        2.3711400795
446((6))   III-3     $ 1,808,800.00   6.7890314020     6.5390314020        360           357        2.2500000000
447((6))   III-3     $30,446,814.69   6.4825926321     6.2325926321        360           357        2.3038068645

---------------------------------------------------------------------------------------------------------------------------------------------------------------

                          ----------
                                                                                                          Remaining
              Initial     Subsequent                                          Months                       Interest
  Loan No.    Periodic    Periodic                                          Until Rate     Rate/Pay       Only Term
               Cap (%)     Cap (%)      Max Rate (%)       Min Rate (%)     Adjustment     Frequency       (months)         Index
     1           N/A         N/A        14.6201803090      2.1605576881          4            12             N/A          1 Yr. TRES
     2         2.00000     2.00000      13.3750000000      2.7500000000          2            12             N/A          1 Yr. TRES
     3         2.00000     2.00000      14.5000000000      2.2500000000          1            12             N/A          1 Yr. TRES
     4         2.00000     2.00000      11.7500000000      2.7500000000          9            12             N/A          1 Yr. TRES
     5         2.00000     2.00000      12.0000000000      2.7500000000          7            12             N/A          1 Yr. TRES
     6         2.00000     2.00000      14.2500000000      2.7500000000         10            12             N/A          1 Yr. TRES
     7         2.00000     2.00000      13.6035754745      2.7500000000          7            12             N/A          1 Yr. TRES
     8         1.60430     1.60430      12.9373887227      2.6355624665          5            12             N/A          1 Yr. TRES
     9           N/A         N/A        12.0000000000      2.0000000000          6            12             N/A          1 Yr. TRES
     10        5.00000     2.00000      11.1191504891      2.7500000000         92            12             N/A          1 Yr. TRES
     11        5.00000     2.00000      11.5000000000      2.7500000000         67            12              67          1 Yr. TRES
     12        2.96262     2.00000      12.2244398536      2.5895625509         83            12             N/A         1 Yr. LIBOR
     13        5.00000     1.00000      11.8750000000      2.2500000000         118            6             N/A         6 Mo. LIBOR
     14        5.00000     1.00000      12.6250000000      2.2500000000         118            6             118         6 Mo. LIBOR
     15          N/A         N/A        13.0000000000      2.7500000000         67             6              67         6 Mo. LIBOR
     16        5.29714     1.29714      12.7844758489      2.2500000000         118            6             118         6 Mo. LIBOR
     17        2.00000     2.00000      12.0000000000      2.7500000000         10            12             N/A          1 Yr. TRES
     18        2.00000     2.00000      13.2500000000      2.7500000000          9            12             N/A          1 Yr. TRES
     19        2.00000     2.00000      12.5450109100      2.7500000000          6            12             N/A          1 Yr. TRES
     20        3.00000     1.00000      14.7500000000      7.7500000000         14             6             N/A         6 Mo. LIBOR
     21        3.00000     1.54603      13.1940436121      3.7515799554         19             6             N/A         6 Mo. LIBOR
     22        3.00000     1.00000      13.3750000000      3.8750000000         22             6             N/A         6 Mo. LIBOR
     23        3.00000     1.00000      12.5739556981      2.7873409025         19             6             N/A         6 Mo. LIBOR
     24        3.00000     1.00000      14.2000000000      6.2000000000         22             6             N/A         6 Mo. LIBOR
     25        3.00000     1.00000      13.3750000000      2.7500000000         15             6              15         6 Mo. LIBOR
     26        4.04673     1.34891      12.8647975078      3.6955607477         20             6             116         6 Mo. LIBOR
     27        3.00000     1.00000      12.7475876745      5.7475876745         15             6              51         6 Mo. LIBOR
     28        2.65081     1.00000      11.7455889586      2.4130394688         22             6             118         6 Mo. LIBOR
     29        3.35544     1.11848      11.9455921205      2.5132781124         21             6             117         6 Mo. LIBOR
     30        3.00000     1.00000      14.1129411765      2.3750000000         22             6              58         6 Mo. LIBOR
     31          N/A         N/A        12.8750000000      1.5800000000          7            12             N/A          1 Yr. TRES
     32        2.00000     2.00000      12.0000000000      2.7500000000          1            12             N/A          1 Yr. TRES
     33        2.00000     2.00000      12.6250000000      2.5000000000          5            36             N/A          1 Yr. TRES
     34        2.40652     2.00000      12.6108110272      2.7500000000          7            15             N/A          1 Yr. TRES
     35          N/A         N/A        19.5268265721      1.2276826572         11            12             N/A         1 Yr. LIBOR
     36        2.00000     2.00000      11.2719169735      2.3737464971          3            12             N/A         1 Yr. LIBOR
     37        2.00000     2.00000      14.0000000000      2.7500000000         29            36             N/A          1 Yr. TRES
     38        2.00000     2.00000      11.8750000000      2.5000000000         19            36             N/A          1 Yr. TRES
     39        2.47827     2.00000      12.0081448097      3.3097832149          2             6             N/A         6 Mo. LIBOR
     40        2.00000     2.00000      12.2162515517      2.7500000000          6            12             N/A          1 Yr. TRES
     41        2.00000     2.00000      12.9500000000      2.7500000000          1            12             N/A          1 Yr. TRES
     42        3.58198     2.00000      11.7953025429      2.7500000000          8            12             N/A          1 Yr. TRES
   43(7)       4.62124     2.00000      12.5843794306      2.3762540982         58            12             N/A         1 Yr. LIBOR
  44((6))      5.00000     2.00000      12.3750000000      3.1250000000         57            12             N/A         1 Yr. LIBOR
  45((8))      5.00000     2.00000      12.6638822322      2.4713193274         59            12             N/A         1 Yr. LIBOR
   46(8)       5.00000     2.00000      12.2500000000      2.2500000000         59            12             N/A         1 Yr. LIBOR
     47        5.00000     2.00000      10.5000000000      2.9405724507         16            12             N/A         1 Yr. LIBOR
     48        5.00000     2.00000      13.1250000000      5.3750000000         14            12             N/A         1 Yr. LIBOR
     49        5.00000     2.00000      10.9882315333      2.6008125219         20            12             N/A         1 Yr. LIBOR
  50((8))      5.00000     2.00000      12.6327575786      2.2806492444         59            12             N/A         1 Yr. LIBOR
  51((8))      5.00000     2.00000      12.4556398132      2.2500000000         59            12             119         1 Yr. LIBOR
  52((8))      5.00000     2.00000      12.4191330097      2.2888834854         59            12              59         1 Yr. LIBOR
     53        5.00000     2.00000      12.5000000000      2.2500000000         58            12              58         1 Yr. LIBOR
     54        5.00000     2.00000      12.5000000000      2.2500000000         58            12              58         1 Yr. LIBOR
  55((8))      5.00000     2.00000      12.6195137482      2.3182929663         59            12              59         1 Yr. LIBOR
     56        5.00000     2.00000      13.1038186758      2.2500000000         59            12             119         1 Yr. LIBOR
  57((8))      5.00000     2.00000      13.1155820913      2.8897686598         59            12              59         1 Yr. LIBOR
  58((9))      5.00000     2.00000      12.2500000000      2.2500000000         60            12             120         1 Yr. LIBOR
  59((8))      5.00000     2.00000      12.4547456030      2.2656838289         59            12              59         1 Yr. LIBOR
     60        5.00000     2.00000      13.3750000000      2.2500000000         58            12             118         1 Yr. LIBOR
  61((8))      4.87248     2.00000      12.4920552448      2.3310681936         59            12             119         1 Yr. LIBOR
     62        5.00000     2.00000      12.1398533162      2.2500000000         46            12              46         1 Yr. LIBOR
  63((8))      4.99166     2.00000      12.5419024794      2.2765962422         59            12              59         1 Yr. LIBOR
  64((6))      5.89073     1.89073      14.0319267445      2.9159774862         57             6             N/A         6 Mo. LIBOR
     65        5.00000     1.00000      13.4313387350      2.2500000000         59             6             N/A         6 Mo. LIBOR
   66(6)       5.93880     1.93880      13.8136480218      2.8658721276         57             6             N/A         6 Mo. LIBOR
     67        4.92679     1.10862      13.2895797845      2.2849820784         59             6             N/A         6 Mo. LIBOR
     68        5.00000     1.00000      12.8750000000      2.2500000000         59             6             N/A         6 Mo. LIBOR
     69        5.00000     1.00000      12.3750000000      4.7500000000         17             6             N/A         6 Mo. LIBOR
     70        5.00000     1.00000      13.1239649099      2.2500000000         58             6             N/A         6 Mo. LIBOR
     71        5.03353     1.27762      12.8407022211      2.4807094925         50             6             N/A         6 Mo. LIBOR
  72((6))      5.35336     1.35336      12.9489098117      2.7239431454         57             6             N/A         6 Mo. LIBOR
     73        5.00000     1.00000      12.8750000000      2.2500000000         57             6             N/A         6 Mo. LIBOR
     74          N/A         N/A        12.3750000000      2.2500000000         59             6             N/A         6 Mo. LIBOR
     75        5.00000     1.00000      13.3750000000      2.2500000000         58             6             N/A         6 Mo. LIBOR
  76((6))      5.35739     1.48930      12.8624740457      2.9643025627         57             6             117         6 Mo. LIBOR
     77        5.04052     1.04052      12.9878275770      2.2500000000         59             6             119         6 Mo. LIBOR
     78        5.00000     1.00000      13.3522006344      2.2500000000         59             6              59         6 Mo. LIBOR
  79((5))      5.37190     1.37190      13.1925282438      3.3780954011         56             6             116         6 Mo. LIBOR
     80        5.00000     1.00000      13.2039473684      3.5930451128         56             6             116         6 Mo. LIBOR
     81        5.08996     1.08996      13.1342594234      2.2500000000         58             6             118         6 Mo. LIBOR
     82        5.00000     1.00000      13.0000000000      2.2500000000         58             6              58         6 Mo. LIBOR
     83        5.00000     1.00000      13.1250000000      2.2500000000         57             6             117         6 Mo. LIBOR
  84((7))      5.41450     1.53421      13.0368930925      2.5570294934         58             6             118         6 Mo. LIBOR
     85        5.13490     1.13626      13.0802187886      2.2922275545         58             6             118         6 Mo. LIBOR
     86        4.93850     1.00000      13.0676390032      2.3589615673         59             6              59         6 Mo. LIBOR
     87        5.00000     1.00000      12.7590388007      2.2500000000         59             6             119         6 Mo. LIBOR
     88        5.00000     1.00000      12.9520175892      2.2500000000         58             6             118         6 Mo. LIBOR
  89((6))      4.15523     1.38508      13.5481347363      3.0186526373         57             6             117         6 Mo. LIBOR
  90((5))      5.00000     1.00000      13.1250000000      2.2500000000         56             6             116         6 Mo. LIBOR
     91        5.00000     1.00000      13.2166422283      2.9171554339         56             6             116         6 Mo. LIBOR
     92        5.12260     1.12260      13.1858976918      2.2555430523         58             6             118         6 Mo. LIBOR
     93        5.00000     1.00000      13.0653497092      2.2500000000         59             6              59         6 Mo. LIBOR
     94        5.00000     1.00000      13.0183641290      2.2500000000         59             6             119         6 Mo. LIBOR
     95        5.00000     1.00000      12.8750000000      2.7500000000         57             6              57         6 Mo. LIBOR
     96        5.00000     1.00000      12.8750000000      2.2500000000         58             6             118         6 Mo. LIBOR
     97        5.12629     1.12799      13.1091698487      2.2610219247         58             6             118         6 Mo. LIBOR
  98((6))      5.63704     1.63704      13.3407853092      2.5393310381         57             6             117         6 Mo. LIBOR
     99          N/A         N/A        12.9720308680      2.6403682414         10             6              10         6 Mo. LIBOR
    100        4.99131     1.05929      12.9577607337      2.3383067597         56             6              56         6 Mo. LIBOR
    101        1.00000     1.00000      12.6250000000      2.6250000000          3             6             N/A         6 Mo. LIBOR
    102          N/A         N/A        14.5681908148      2.1183569259          3             6             N/A         6 Mo. LIBOR
    103        1.00000     1.00000      12.0000000000      3.3750000000          1             6             N/A         6 Mo. LIBOR
    104        1.00000     1.00000      12.1250000000      2.0000000000          3             6             117         6 Mo. LIBOR
    105        1.00000     1.00000      13.3250000000      2.3500000000          3             6             117         6 Mo. LIBOR
    106          N/A         N/A        12.0000000000      2.5280693384          4             6             118         6 Mo. LIBOR
    107        3.28219     3.28219      11.9907418921      2.8601230856          2             6             108         6 Mo. LIBOR
    108        4.88846     1.80539      11.1166185765      2.7546473053         34            12             N/A          1 Yr. TRES
    109        5.00000     2.00000      11.6268155754      2.7500000000         31            12              31          1 Yr. TRES
    110        5.00000     2.00000      11.0410242313      2.5723238488         53            12             N/A         1 Yr. LIBOR
    111        5.00000     2.00000      11.2500000000      2.2500000000         78            12              78         1 Yr. LIBOR
    112        5.00000     2.00000      11.3928571429      2.2500000000         76            12              76         1 Yr. LIBOR
    113        3.65110     1.67445      11.6571126430      2.2500000000         54             6             N/A         6 Mo. LIBOR
    114        6.00000     2.00000      13.5000000000      2.2500000000         82             6             118         6 Mo. LIBOR
    115        5.00000     1.00000      13.0324633991      2.2500000000         83             6             119         6 Mo. LIBOR
    116        5.00000     1.00000      13.5000000000      2.2500000000         82             6             118         6 Mo. LIBOR
    117        5.00000     1.00000      13.5000000000      2.2500000000         82             6             118         6 Mo. LIBOR
    118        5.24275     1.24275      12.2591176964      2.2015200957         81             6             117         6 Mo. LIBOR
    119          N/A         N/A        13.0000000000      2.5161409851         35             6              35         6 Mo. LIBOR
    120        4.79825     1.10088      10.9069660243      2.0358491191         39             6              39         6 Mo. LIBOR
    121        5.00000     2.00000      12.0000000000      2.2500000000         115           12             N/A         1 Yr. LIBOR
    122        5.00000     2.00000      11.4999589019      2.2500000000         115           12             N/A         1 Yr. LIBOR
    123        5.00000     2.00000      12.7500000000      2.2500000000         119           12             119         1 Yr. LIBOR
    124        5.40175     2.00000      12.7298210978      2.4508765632         118           12             118         1 Yr. LIBOR
    125        5.00000     1.00000      11.8750000000      2.2500000000         117            6             N/A         6 Mo. LIBOR
    126        5.00000     1.00000      12.5864575214      2.2500000000         119            6             N/A         6 Mo. LIBOR
    127        5.00000     1.00000      12.6614084556      2.2500000000         120            6             N/A         6 Mo. LIBOR
    128        5.64924     1.00000      12.5988651994      2.2500000000         117            6             117         6 Mo. LIBOR
    129        6.00000     2.00000      12.2065527330      2.2500000000         108            6             108         6 Mo. LIBOR
    130        5.22031     1.22031      12.5737951758      2.2500000000         118            6             118         6 Mo. LIBOR
    131        5.00000     1.00000      11.6782006920      2.2500000000         119            6             119         6 Mo. LIBOR
    132        5.30996     1.30996      12.4530052638      2.2500000000         116            6             116         6 Mo. LIBOR
    133        3.00000     1.00000      13.8750000000      3.2500000000         16             6             N/A         6 Mo. LIBOR
    134        3.00000     1.00000      12.3582995372      2.8398554967         16             6             N/A         6 Mo. LIBOR
    135        2.72695     1.27305      13.1071256783      2.3750000000         20             6             N/A         6 Mo. LIBOR
    136        3.00000     1.00000      12.0561100832      2.3750000000         22             6             N/A         6 Mo. LIBOR
    137        3.00000     1.00000      12.4824702483      3.1214940497         14             6             N/A         6 Mo. LIBOR
    138        3.92549     1.33958      12.8509694424      3.0100846796         20             6             N/A         6 Mo. LIBOR
    139        3.00000     1.00000      13.5000000000      2.3750000000         21             6             N/A         6 Mo. LIBOR
    140        6.00000     2.00000      13.5000000000      2.7500000000         17             6             N/A         6 Mo. LIBOR
    141        3.00000     1.00000      13.8000000000      5.8000000000         23             6              59         6 Mo. LIBOR
    142        3.00000     1.00000      12.5671047698      2.7277578403         16             6              16         6 Mo. LIBOR
    143        4.48732     1.49577      11.3109154930      3.6764084507         22             6             118         6 Mo. LIBOR
    144        2.82940     1.00000      11.9593529766      2.4270494388         22             6             118         6 Mo. LIBOR
    145         3.00000    1.00000      14.3750000000      2.3750000000         22             6              58         6 Mo. LIBOR
    146         3.00000    1.00000      11.8003246753      2.3750000000         22             6             118         6 Mo. LIBOR
    147         3.00000    1.00000      12.6179752143      3.8501830338         13             6             109         6 Mo. LIBOR
    148         3.00000    1.00000      11.9090193432      2.3750000000         22             6             118         6 Mo. LIBOR
    149         3.60852    1.20284      12.0420262206      2.5195842198         20             6             116         6 Mo. LIBOR
    150         3.00000    1.00000      12.4554441206      2.3199259799         22             6              22         6 Mo. LIBOR
    151         2.70083    1.29917      12.5033996555      3.1603319441         21             6              57         6 Mo. LIBOR
    152         5.00000    2.00000      13.0000000000      2.2500000000         59            12             N/A         1 Yr. LIBOR
    153         5.00000    2.00000      12.7558340870      2.2500000000         58            12             N/A         1 Yr. LIBOR
    154         5.00000    2.00000      13.1176806286      2.2810028136         58            12             118         1 Yr. LIBOR
    155         5.00000    1.81492      12.9492686235      2.2500000000         58            12             118         1 Yr. LIBOR
    156         5.00000    2.00000      12.6713334503      2.2500000000         57            12              57         1 Yr. LIBOR
    157         5.00000    1.00000      13.0343688451      2.4500982030         58             6             N/A         6 Mo. LIBOR
    158         5.07354    1.07354      13.0422232284      2.2867723942         58             6             N/A         6 Mo. LIBOR
    159        5.00000     1.00000      12.8750000000      2.2500000000         56             6             N/A         6 Mo. LIBOR
    160         5.02291    1.02940      13.0929860300      2.2676472892         58             6             N/A         6 Mo. LIBOR
    161         5.00000    1.00000      12.8750000000      2.2500000000         59             6             N/A         6 Mo. LIBOR
    162         5.00000    1.00000      13.0960300199      2.2500000000         59             6             N/A         6 Mo. LIBOR
    163         5.09534    1.09763      13.2209488135      2.2803617401         58             6             N/A         6 Mo. LIBOR
    164         5.00000    1.00000      12.6289504769      2.2500000000         58             6             N/A         6 Mo. LIBOR
    165         5.00000    1.00000      12.2750119783      2.2500000000         59             6             N/A         6 Mo. LIBOR
    166         5.00000    1.00000      13.2500000000      2.2500000000         57             6             117         6 Mo. LIBOR
    167         5.00000    1.00000      13.0464754674      2.2500000000         58             6             118         6 Mo. LIBOR
    168         5.00000    1.00000      13.3176811393      2.2500000000         59             6              59         6 Mo. LIBOR
    169         5.05230    1.05230      12.9709662596      2.4003652918         58             6             118         6 Mo. LIBOR
    170         5.00000    1.00000      13.1250000000      2.2500000000         60             6              60         6 Mo. LIBOR
    171         5.00000    1.00000      12.7500000000      2.2500000000         58             6             118         6 Mo. LIBOR
    172         5.00000    1.00000      12.7998860514      2.2500000000         57             6             117         6 Mo. LIBOR
    173         5.00000    1.00000      12.5000000000      2.2500000000         56             6             116         6 Mo. LIBOR
    174         5.06361    1.07109      13.0717573928      2.2712977032         58             6             118         6 Mo. LIBOR
    175        4.98639     1.00181      13.0577341557      2.2693072628         58             6              58         6 Mo. LIBOR
    176         5.00000    1.00000      13.1296473496      2.2500000000         58             6             118         6 Mo. LIBOR
    177        5.00000     1.00000      13.2812252187      2.2500000000         59             6             119         6 Mo. LIBOR
    178         5.00000    1.00000      13.3285292815      2.4814117126         57             6             117         6 Mo. LIBOR
    179        5.01052     1.01222      13.0571312963      2.3594628954         59             6             119         6 Mo. LIBOR
    180         5.00000    1.00000      13.1491017022      2.2500000000         59             6              59         6 Mo. LIBOR
    181         5.00000    1.00000      13.0446350169      2.2500000000         59             6             119         6 Mo. LIBOR
    182         5.00000    1.00000      12.7500000000      2.2500000000         58             6             118         6 Mo. LIBOR
    183         5.10605    1.11272      13.1036794714      2.2773213855         58             6             118         6 Mo. LIBOR
    184         5.03144    1.03361      13.0388094560      2.2640848699         58             6              58         6 Mo. LIBOR
    185         1.00000    1.00000      12.0000000000      3.0000000000          3             6             N/A         6 Mo. LIBOR
    186         1.00000    1.00000      13.2500000000      2.2500000000          2             6             N/A         6 Mo. LIBOR
    187         6.00000    6.00000      18.8750000000      4.0000000000          3             6             111         6 Mo. LIBOR
    188         5.00000    2.00000      11.2500000000      2.2500000000         78            12             N/A         1 Yr. LIBOR
    189         5.00000    2.00000      11.5000000000      2.2500000000         81            12              81         1 Yr. LIBOR
    190         5.00000    2.00000      11.5525218204      2.2500000000         81            12              81         1 Yr. LIBOR
    191         5.00000    2.00000      11.0782638596      2.2500000000         80            12             116         1 Yr. LIBOR
    192        5.00000     2.00000      11.2131945093      2.2500000000         80            12              80         1 Yr. LIBOR
    193        5.00000     1.00000      13.2500000000      2.2500000000         83             6             N/A         6 Mo. LIBOR
    194        5.43027     1.43027      12.7402655718      2.2500000000         83             6             N/A         6 Mo. LIBOR
    195        5.00000     1.00000      12.6077842254      2.2500000000         82             6             N/A         6 Mo. LIBOR
    196        5.33014     1.33014      12.3005487583      2.2500000000         81             6             117         6 Mo. LIBOR
    197        5.00000     1.00000      12.7500000000      2.2500000000         82             6              82         6 Mo. LIBOR
    198        5.00000     1.00000      13.5000000000      2.2500000000         82             6             118         6 Mo. LIBOR
    199        5.00000     1.00000      12.6459815512      2.2500000000         82             6              82         6 Mo. LIBOR
    200        5.00000     1.00000      12.0000000000      2.2500000000         81             6              81         6 Mo. LIBOR
    201        5.08500     1.08500      12.1964304948      2.2500000000         82             6             118         6 Mo. LIBOR
    202        5.00000     1.00000      12.1230832421      2.3829750821         77             6              77         6 Mo. LIBOR
    203        2.00000     2.00000      12.8707655776      2.2500000000          6            12             N/A         1 Yr. LIBOR
    204        2.00000     2.00000      13.2500000000      4.2500000000         35            12             N/A         1 Yr. LIBOR
    205        2.00000     2.00000      14.9267723385      2.7500000000         33            12             N/A         1 Yr. LIBOR
    206        2.00000     2.00000      13.8750000000      5.3750000000         36            12             N/A         1 Yr. LIBOR
    207        2.00000     2.00000      13.5992344819      4.9358839195         36            12             N/A         1 Yr. LIBOR
    208        2.00000     2.00000      14.3893313034      4.2169018620         36            12             N/A         1 Yr. LIBOR
    209        2.00000     2.00000      12.6977402357      3.9278368566         35            12             119         1 Yr. LIBOR
    210        2.00000     2.00000      12.9919133766      3.4596647866         30            12             114         1 Yr. LIBOR
    211        3.00000     1.00000      13.4000000000      6.9000000000         32             6             N/A         6 Mo. LIBOR
    212        5.00000     2.00000      10.5000000000      3.7500000000         28            12             N/A          1 Yr. TRES
    213        5.00000     2.00000      13.7500000000      2.7500000000         57            12              57          1 Yr. TRES
    214        5.00000     2.00000      13.0150350084      4.1091801495         60            12             N/A         1 Yr. LIBOR
    215        5.00000     2.00000      12.8369414230      4.0258899800         60            12             N/A         1 Yr. LIBOR
    216        5.00000     2.00000      12.8440384415      3.9549283731         60            12             N/A         1 Yr. LIBOR
    217        5.00000     2.00000      12.2869628648      2.2500000000         59            12             N/A         1 Yr. LIBOR
    218        5.00000     1.99280      12.7493988416      3.4172261952         59            12             N/A         1 Yr. LIBOR
    219        5.00000     2.00000      12.0469155195      3.3725743113         60            12             N/A         1 Yr. LIBOR
    220        5.00000     2.00000      12.6089813749      4.3685003871         60            12             N/A         1 Yr. LIBOR
    221        5.00000     2.00000      12.5539248946      4.2358423877         60            12             N/A         1 Yr. LIBOR
    222        5.00000     2.00000      12.6971686074      4.4508455764         60            12             N/A         1 Yr. LIBOR
    223        5.00000     2.00000      12.5499076999      3.6490467824         60            12             119         1 Yr. LIBOR
    224        5.00000     2.00000      12.3231850117      2.2500000000         57            12              57         1 Yr. LIBOR
    225        5.00000     2.00000      12.5422009428      3.9335798140         60            12             120         1 Yr. LIBOR
    226        5.00000     2.00000      12.6924595568      3.8846125718         60            12             119         1 Yr. LIBOR
    227        5.00000     2.00000      12.2662129502      2.2500000000         58            12              58         1 Yr. LIBOR
    228        4.69517     1.84759      12.6205375107      2.3591052717         59            12             119         1 Yr. LIBOR
    229        5.00000     1.99700      12.7922740521      3.7771756937         59            12             119         1 Yr. LIBOR
    230        5.00000     2.00000      12.2982623508      2.2553831092         58            12              58         1 Yr. LIBOR
    231        6.00000     2.00000      13.5000000000      3.5000000000         49             6             N/A         6 Mo. LIBOR
    232        4.81348     1.00000      12.7299261867      2.2500000000         58             6             N/A         6 Mo. LIBOR
    233        5.00000     1.00000      12.5283643198      2.2500000000         58             6             N/A         6 Mo. LIBOR
    234        6.00000     2.00000      13.3750000000      3.5000000000         50             6             N/A         6 Mo. LIBOR
    235        5.00000     1.00000      12.5000000000      2.2500000000         56             6             N/A         6 Mo. LIBOR
    236        5.00000     1.00532      12.4961391694      2.2881891774         58             6             N/A         6 Mo. LIBOR
    237        5.00000     1.00000      12.4215041559      2.2500000000         58             6             N/A         6 Mo. LIBOR
    238        6.00000     2.00000      13.3750000000      4.8750000000         57             6             N/A         6 Mo. LIBOR
    239        5.17524     1.17524      12.6487591429      2.2760542317         58             6             N/A         6 Mo. LIBOR
    240        5.00000     1.00000      12.2500000000      2.2500000000         55             6             115         6 Mo. LIBOR
    241        5.11930     1.11930      12.5551692577      2.2500000000         59             6             119         6 Mo. LIBOR
    242        5.00000     1.00000      12.4526980117      2.2500000000         58             6              58         6 Mo. LIBOR
    243        5.00000     1.29966      12.7139082586      2.3998316648         58             6             118         6 Mo. LIBOR
    244        5.00000     1.00000      12.3750000000      2.2500000000         59             6              59         6 Mo. LIBOR
    245        5.00000     1.00000      14.6250000000      6.7500000000         57             6             117         6 Mo. LIBOR
    246        5.00000     1.00000      12.3950397614      2.5452286282         55             6             115         6 Mo. LIBOR
    247        5.00000     1.00000      12.3750000000      2.2500000000         54             6             114         6 Mo. LIBOR
    248        5.12399     1.13459      12.5822618551      2.2848122434         58             6             118         6 Mo. LIBOR
    249        4.98768     1.01039      12.4805347741      2.2500000000         58             6              58         6 Mo. LIBOR
    250        5.00000     1.00000      12.4210492312      2.2500000000         59             6             119         6 Mo. LIBOR
    251        5.00000     1.00000      11.0000000000      2.2500000000         53             6             113         6 Mo. LIBOR
    252        5.00000     1.00000      12.3750000000      3.5000000000         49             6             109         6 Mo. LIBOR
    253        5.07556     1.07556      12.5615854888      2.2500000000         58             6             118         6 Mo. LIBOR
    254        5.00000     1.00000      12.4241707478      2.2500000000         59             6              59         6 Mo. LIBOR
    255        5.00000     1.00000      12.4381183883      2.2500000000         58             6             118         6 Mo. LIBOR
    256        5.13418     1.13573      12.5852846925      2.2679999303         58             6             118         6 Mo. LIBOR
    257        4.98765     1.00000      12.4214666909      2.3399474799         58             6              58         6 Mo. LIBOR
    258        6.00000     6.00000      12.0000000000      3.5000000000          4             6             N/A         6 Mo. LIBOR
    259        1.00000     1.00000      11.7500000000      4.0000000000          2             6              50         6 Mo. LIBOR
    260        2.00000     2.00000      12.8750000000      3.7500000000         35            12             N/A         1 Yr. LIBOR
    261        2.00000     2.00000      14.5468814966      4.7332615535         36            12             N/A         1 Yr. LIBOR
    262        2.00000     2.00000      11.5000000000      2.2500000000         34            12             N/A         1 Yr. LIBOR
    263        2.02710     2.00000      12.8092078911      2.4776634240         32            12             N/A         1 Yr. LIBOR
    264        2.00000     2.00000      13.8378075177      3.7500000000         36            12             120         1 Yr. LIBOR
    265        2.46891     2.00000      11.4102812546      2.2500000000         33            12              33         1 Yr. LIBOR
    266        2.00000     2.00000      14.0000000000      4.2500000000         36            12             120         1 Yr. LIBOR
    267        2.00000     2.00000      12.6636339853      3.6155275693         36            12             120         1 Yr. LIBOR
    268        2.41492     2.00000      12.0233528673      2.2500000000         33            12              33         1 Yr. LIBOR
    269        3.00000     2.00000      11.1250000000      2.2500000000         35            12             119         1 Yr. LIBOR
    270        2.13192     2.00000      12.5720348363      2.4276794765         34            12             118         1 Yr. LIBOR
    271        2.15033     2.00000      12.5524791217      2.2500000000         33            12              33         1 Yr. LIBOR
    272        6.00000     2.00000      12.6250000000      4.0000000000         26             6             N/A         6 Mo. LIBOR
    273        2.00000     1.00000      13.3750000000      2.2500000000         35             6             N/A         6 Mo. LIBOR
    274        2.00000     1.00000      12.5923074603      2.2500000000         34             6             N/A         6 Mo. LIBOR
    275        4.82038     1.69388      12.9269382425      2.5169249713         32             6             N/A         6 Mo. LIBOR
    276        6.00000     2.00000      13.0172271096      3.5000000000         26             6             110         6 Mo. LIBOR
    277        6.00000     2.00000      13.0331273452      3.5000000000         26             6             110         6 Mo. LIBOR
    278        2.87193     1.21798      12.8765643432      2.8494511976         34             6             118         6 Mo. LIBOR
    279        3.27594     1.31899      12.2855526944      2.5689856276         34             6             118         6 Mo. LIBOR
    280        6.00000     2.00000      12.7500000000      3.5000000000         25             6             109         6 Mo. LIBOR
    281        5.68406     1.68406      12.4743555695      3.1053103122         25             6             109         6 Mo. LIBOR
    282        2.94599     1.20544      12.7957017062      2.8841376994         34             6             118         6 Mo. LIBOR
    283        2.00000     1.00000      12.8959885450      2.2500000000         34             6              34         6 Mo. LIBOR
    284        2.38607     2.00000      13.8227705644      3.9383015861         32             6              56         6 Mo. LIBOR
    285        2.00000     1.63745      12.6359561753      2.2500000000         34             6             118         6 Mo. LIBOR
    286        3.30879     1.33508      12.4934900988      2.4448176017         33             6             117         6 Mo. LIBOR
    287        2.00000     1.00000      12.8134389567      2.2500000000         35             6              35         6 Mo. LIBOR
    288        2.30232     1.69768      13.1966272231      2.7418301777         34             6              58         6 Mo. LIBOR
    289        5.00000     2.00000      12.1009863585      3.4940296212         59            12             N/A         1 Yr. LIBOR
    290        5.00000     2.00000      12.0000000000      2.2500000000         57            12             N/A         1 Yr. LIBOR
    291        5.00000     2.00000      11.8750000000      3.7500000000         59            12             N/A         1 Yr. LIBOR
    292        5.00000     2.00000      11.7508139306      3.7723032941         60            12             N/A         1 Yr. LIBOR
    293        5.00000     2.00000      11.3750000000      2.2500000000         59            12             N/A         1 Yr. LIBOR
    294        5.00000     2.00000      11.6545906607      2.5568495206         57            12             N/A         1 Yr. LIBOR
    295        5.00000     2.00000      11.7499208561      3.2843140022         59            12             119         1 Yr. LIBOR
    296        5.00000     2.00000      11.5345516726      2.2500000000         57            12              57         1 Yr. LIBOR
    297        5.00000     2.00000      11.8450928395      3.7194977261         60            12             119         1 Yr. LIBOR
    298        5.00000     2.00000      11.5000000000      5.2500000000         59            12             119         1 Yr. LIBOR
    299        5.00000     2.00000      11.8058222169      3.4098481339         60            12             119         1 Yr. LIBOR
    300        5.00000     2.00000      11.6828715142      2.2500000000         58            12              58         1 Yr. LIBOR
    301        5.00000     2.00000      11.8108635367      2.2500000000         58            12             118         1 Yr. LIBOR
    302        5.00000     2.00000      11.8750000000      2.2500000000         53            12             113         1 Yr. LIBOR
    303        5.00000     2.01330      11.7931202884      3.2697212561         59            12             119         1 Yr. LIBOR
    304        5.00000     2.00218      11.7076416047      2.2500000000         57            12              57         1 Yr. LIBOR
    305        5.00000     1.00000      11.8014303190      2.2500000000         59             6             N/A         6 Mo. LIBOR
    306        5.00000     1.00000      11.7821548880      2.2500000000         56             6             N/A         6 Mo. LIBOR
    307        5.40706     1.40706      12.5741169259      3.6482338517         55             6             N/A         6 Mo. LIBOR
    308        5.00000     1.00000      11.7500000000      2.2500000000         57             6             N/A         6 Mo. LIBOR
    309        5.00000     1.00000      11.7500000000      2.2500000000         56             6             N/A         6 Mo. LIBOR
    310        5.21445     1.22414      11.9909941522      2.4201227930         58             6             N/A         6 Mo. LIBOR
    311        5.00000     1.00000      11.7500000000      2.2500000000         41             6             N/A         6 Mo. LIBOR
    312        5.00000     1.00000      11.8884035775      2.2500000000         59             6             N/A         6 Mo. LIBOR
    313        5.15970     1.17059      11.9867818482      2.3244419844         58             6             N/A         6 Mo. LIBOR
    314        6.00000     2.00000      12.9433831191      2.7500000000         57             6             117         6 Mo. LIBOR
    315        6.00000     2.00000      12.5000000000      3.5000000000         49             6             109         6 Mo. LIBOR
    316        5.02042     1.02042      11.8334793179      2.2500000000         58             6             118         6 Mo. LIBOR
    317        5.00000     1.00000      11.6250000000      2.2500000000         58             6              58         6 Mo. LIBOR
    318        5.27877     1.27877      12.0342972309      2.6385110827         58             6             118         6 Mo. LIBOR
    319        5.00000     1.00000      11.8750000000      2.2500000000         58             6             118         6 Mo. LIBOR
    320        5.25949     1.25949      11.7322978768      2.5743646062         54             6             114         6 Mo. LIBOR
    321        5.55020     1.55020      12.1760229018      2.7465088675         56             6             116         6 Mo. LIBOR
    322        5.00000     1.00000      11.5300774830      2.2500000000         56             6             116         6 Mo. LIBOR
    323        5.37182     1.37701      12.1250913805      2.3651283203         58             6             118         6 Mo. LIBOR
    324        5.00000     1.00000      11.8063094759      2.2607035060         58             6              58         6 Mo. LIBOR
    325        5.00000     1.00000      11.8750000000      2.2500000000         60             6             120         6 Mo. LIBOR
    326        6.00000     2.00000      12.3750000000      3.5000000000         50             6             110         6 Mo. LIBOR
    327        5.38371     1.38371      12.1482806276      2.2500000000         59             6             119         6 Mo. LIBOR
    328        5.29614     1.30898      12.1151272715      2.2500000000         58             6             118         6 Mo. LIBOR
    329        5.09200     1.09200      11.8800503180      2.2500000000         59             6              59         6 Mo. LIBOR
    330        5.00000     1.00000      11.8121419156      2.2500000000         58             6             118         6 Mo. LIBOR
    331        5.31060     1.31510      12.0767058279      2.2766228141         58             6             118         6 Mo. LIBOR
    332        5.03212     1.04267      11.7967962333      2.2618794869         57             6              57         6 Mo. LIBOR
    333        5.00000     2.00000      12.2500000000      3.7500000000         13            12             N/A         1 Yr. LIBOR
    334        5.00000     2.00000      11.6250000000      2.2500000000         57            12             N/A         1 Yr. LIBOR
    335        5.00000     2.00000      12.2500000000      4.6719251246         60            12             N/A         1 Yr. LIBOR
    336         5.00000    2.00000      11.6510326355      3.4998730745         59            12             N/A         1 Yr. LIBOR
    337         5.00000    2.00000      11.5710095458      2.8029091484         56            12             N/A         1 Yr. LIBOR
    338         5.00000    2.00000      11.9901990841      3.3782704560         59            12             119         1 Yr. LIBOR
    339         5.00000    2.00000      11.8343077479      2.2500000000         58            12              58         1 Yr. LIBOR
    340         5.00000    2.00000      12.1411102028      3.7255328605         59            12             119         1 Yr. LIBOR
    341         5.00000    2.00000      11.8244028555      3.6541997040         59            12             119         1 Yr. LIBOR
    342         5.00000    2.00000      11.6833598252      2.2500000000         57            12              57         1 Yr. LIBOR
    343         5.00000    2.00000      11.9585996385      2.3155164493         58            12             118         1 Yr. LIBOR
    344         5.00000    2.00000      12.1250000000      2.2500000000         57            12              57         1 Yr. LIBOR
    345         5.03766    2.00000      12.0129460706      2.9631531394         59            12             119         1 Yr. LIBOR
    346         5.00000    2.00000      11.7697878895      2.2500000000         57            12              57         1 Yr. LIBOR
    347         6.00000    2.00000      12.0000000000      3.5000000000         50             6             N/A         6 Mo. LIBOR
    348         5.00000    1.00000      12.2379950981      2.2500000000         58             6             N/A         6 Mo. LIBOR
    349         6.00000    2.00000      12.3826384790      2.8826384790         57             6             N/A         6 Mo. LIBOR
    350         5.00000    1.00000      11.0445712230      2.2500000000         56             6             N/A         6 Mo. LIBOR
    351         6.00000    2.00000      13.2500000000      4.1250000000         57             6             N/A         6 Mo. LIBOR
    352         6.00000    2.00000      13.2500000000      4.3750000000         50             6             N/A         6 Mo. LIBOR
    353         5.24661    1.24661      12.2266547136      2.3122025780         59             6             N/A         6 Mo. LIBOR
    354         5.49291    1.49291      12.1580683882      2.6812968454         54             6             N/A         6 Mo. LIBOR
    355         5.00000    1.00000      12.2432351675      2.2500000000         59             6             N/A         6 Mo. LIBOR
    356         5.24450    1.24450      12.1379479880      2.3548200859         57             6             N/A         6 Mo. LIBOR
    357         5.00000    1.00000      11.3750000000      2.2500000000         56             6             116         6 Mo. LIBOR
    358         5.00000    1.00000      12.2500000000      4.1250000000         56             6             116         6 Mo. LIBOR
    359         5.18312    1.18312      12.3181826925      2.2500000000         58             6             118         6 Mo. LIBOR
    360         5.00000    1.00000      12.1250000000      2.2500000000         58             6              58         6 Mo. LIBOR
    361         5.65849    1.65849      12.3637164106      2.4911525554         58             6             118         6 Mo. LIBOR
    362         5.26529    1.26529      11.6045641682      2.5027331593         54             6             114         6 Mo. LIBOR
    363         6.00000    2.00000      11.5515297915      2.2500000000         54             6             114         6 Mo. LIBOR
    364         5.00000    1.00000      11.2500000000      2.2500000000         49             6              49         6 Mo. LIBOR
    365         5.37880    1.37880      11.5719060232      2.3265912412         53             6             113         6 Mo. LIBOR
    366         5.24995    1.25495      12.1904917038      2.3171116260         58             6             118         6 Mo. LIBOR
    367         5.00000    1.00000      12.0969980156      2.2548399005         58             6              58         6 Mo. LIBOR
    368         5.00000    1.00000      12.2500000000      2.2500000000         55             6              55         6 Mo. LIBOR
    369         5.00000    1.00000      11.6404954807      2.2500000000         59             6             119         6 Mo. LIBOR
    370         5.00000    1.00000      10.8750000000      2.2500000000         56             6             116         6 Mo. LIBOR
    371         5.37592     1.37592     12.4097102623      2.2500000000         58             6             118         6 Mo. LIBOR
    372         5.00000    1.00000      12.1107415490      2.2500000000         58             6              58         6 Mo. LIBOR
    373         5.00000    1.00000      12.0490653904      2.2500000000         58             6             118         6 Mo. LIBOR
    374         5.00000    1.00000      10.5000000000      2.2500000000         56             6              56         6 Mo. LIBOR
    375         5.21985    1.22593      12.1273523764      2.2752618328         58             6             118         6 Mo. LIBOR
    376         5.00000    1.02508      12.0029612407      2.2500000000         57             6              57         6 Mo. LIBOR
   377(2)       5.00000    2.00000      11.0277750363      2.7500000000         52            12             N/A          1 Yr. TRES
  378((3))      3.03303    2.00000      11.2293552741      2.8762173935         53            12             N/A          1 Yr. TRES
  379((6))      3.93986    2.00000      11.3291094305      2.5421693297         57            12             N/A         1 Yr. LIBOR
  380((6))      4.11820    2.00000      11.2181123095      2.4148271989         57            12             N/A         1 Yr. LIBOR
  381((5))      4.51583    2.00000      11.2191701121      2.5050178316         56            12             N/A         1 Yr. LIBOR
  382((7))      4.64051    2.00000      10.9007859371      2.3290195678         58            12             N/A         1 Yr. LIBOR
   383(8)       5.00000    2.00000      10.8203210771      2.3026107159         59            12             119         1 Yr. LIBOR
   384(8)       5.00000    2.00000      10.9242951038      2.2911888517         59            12              59         1 Yr. LIBOR
  385((7))      5.00000    2.00000      10.6431875526      2.2500000000         58            12             118         1 Yr. LIBOR
  386((7))      5.00000    2.00000      10.9464604379      2.3573079535         58            12              58         1 Yr. LIBOR
  387((8))      5.00000    2.00000      11.0496369614      2.2500000000         59            12             119         1 Yr. LIBOR
  388((8))      5.00000    2.00000      10.9657146303      2.2908679925         59            12              59         1 Yr. LIBOR
  389((8))      4.15044    2.00000      11.2403863112      2.3291927313         59            12             119         1 Yr. LIBOR
  390((7))      4.72775    2.00077      11.0187464775      2.3272174536         58            12              58         1 Yr. LIBOR
  391((7))      6.00000    2.00000      12.2500000000      2.2500000000         58             6             N/A         6 Mo. LIBOR
  392((5))      5.65692    1.65692      11.8035750487      2.6605738213         56             6             N/A         6 Mo. LIBOR
  393((6))      6.00000    2.00000      11.9257047202      2.3663158732         57             6             N/A         6 Mo. LIBOR
  394((6))      6.00000    2.00000      11.9795355579      2.2500000000         57             6             117         6 Mo. LIBOR
  395((6))      6.00000    2.00000      12.1741346592      3.1430772734         57             6             117         6 Mo. LIBOR
  396((5))      6.00000    2.00000      12.1250000000      2.2500000000         56             6             116         6 Mo. LIBOR
  397((5))      5.96472    1.96472      12.1150770510      2.3469356543         56             6             116         6 Mo. LIBOR
  398((6))      5.82937    1.85299      11.8474844996      2.3201156391         57             6             117         6 Mo. LIBOR
  399((4))      5.00000    2.00000      11.6250000000      2.7500000000         55            12             N/A          1 Yr. TRES
  400((7))      5.00000    2.00000      12.5000000000      2.7500000000         58            12             N/A          1 Yr. TRES
  401((8))      5.00000    2.00000      11.6485702017      2.7500000000         59            12             N/A          1 Yr. TRES
  402((6))      4.75688    2.00000      12.0003277539      2.3638436783         57            12             N/A         1 Yr. LIBOR
  403((7))      5.00000    2.00000      11.7829539810      2.2889863373         58            12             N/A         1 Yr. LIBOR
  404((7))      4.92019    2.00000      11.6289197968      2.2666272023         58            12             N/A         1 Yr. LIBOR
  405((7))      4.94885    2.00000      11.7518920537      2.2751010752         58            12             N/A         1 Yr. LIBOR
  406((8))      5.00000    2.00000      11.5770367135      2.2500000000         59            12             119         1 Yr. LIBOR
  407((8))      5.00000    2.00000      11.6899741213      2.2746972589         59            12              59         1 Yr. LIBOR
  408((6))      5.00000    2.00000      11.5000000000      2.2500000000         57            12              57         1 Yr. LIBOR
  409((8))      5.00000    2.00000      11.6996363232      2.3723851017         59            12             119         1 Yr. LIBOR
  410((8))      5.00000    2.00000      11.7616882469      2.2604215644         59            12              59         1 Yr. LIBOR
  411((8))      5.00000    2.00000      11.7481380824      2.2500000000         59            12             119         1 Yr. LIBOR
  412((8))      5.00000    2.00000      11.8339165014      2.2948388217         59            12              59         1 Yr. LIBOR
  413((8))      4.57746    2.00000      11.9386423048      2.2565775002         59            12             119         1 Yr. LIBOR
   414(8)       4.94616    2.00000      11.7833193453      2.2823354534         59            12              59         1 Yr. LIBOR
  415((6))      5.48803    1.48803      12.1937075278      2.9159618230         57             6             N/A         6 Mo. LIBOR
  416((6))      5.59054    1.59054      12.5998727907      2.8142769534         57             6             N/A         6 Mo. LIBOR
  417((6))      5.92639    1.92639      12.5735469063      2.3087304315         57             6             N/A         6 Mo. LIBOR
  418((7))      5.70134    1.70134      12.4911873087      2.5995131376         58             6             118         6 Mo. LIBOR
  419((6))      5.50964    1.50964      12.2378897734      2.7168431713         57             6             117         6 Mo. LIBOR
  420((6))      5.55205    1.55205      12.4830441640      2.6979495268         57             6             117         6 Mo. LIBOR
  421((6))      5.83085    1.85922      12.6416984836      2.4742369916         57             6             117         6 Mo. LIBOR
  422((6))      6.00000    2.00000      12.8900967182      2.3011666385         57             6             117         6 Mo. LIBOR
  423((6))      6.00000    2.00000      12.7500000000      2.2500000000         57             6             117         6 Mo. LIBOR
  424((6))      5.86922    1.91950      12.7247524387      2.3238618181         57             6             117         6 Mo. LIBOR
  425((1))      5.00000    2.00000      10.7500000000      2.7500000000         51            12              51          1 Yr. TRES
  426((8))      5.00000    2.00000      11.6781268012      2.2500000000         59            12             N/A         1 Yr. LIBOR
  427((8))      5.00000    2.00000      11.4953543214      2.2933162327         59            12             N/A         1 Yr. LIBOR
  428((7))      5.00000    2.00000      11.2888623597      2.2500000000         58            12             N/A         1 Yr. LIBOR
  429((7))      4.85811    2.00000      11.5755378143      2.2520271288         58            12             N/A         1 Yr. LIBOR
  430((8))      5.00000    2.00000      11.9110185038      2.2500000000         59            12             119         1 Yr. LIBOR
  431((8))      5.00000    2.00000      11.6188635399      2.2526135620         59            12              59         1 Yr. LIBOR
  432((7))      5.00000    2.00000      10.2500000000      3.0000000000         58            12              58         1 Yr. LIBOR
  433((8))      5.00000    2.00000      12.0000000000      2.2500000000         59            12              59         1 Yr. LIBOR
  434((8))      5.00000    2.00000      11.6405045256      2.2500000000         59            12             119         1 Yr. LIBOR
  435((8))      5.00000    2.00000      11.8598247334      2.2500000000         59            12              59         1 Yr. LIBOR
  436((8))      5.00000    2.00000      11.7427320704      2.2500000000         59            12             119         1 Yr. LIBOR
  437((8))      5.00000    2.00000      11.8393877179      2.2500000000         59            12              59         1 Yr. LIBOR
  438((8))      4.93129    2.00000      11.5928813918      2.2500000000         59            12             119         1 Yr. LIBOR
  439((8))      4.97608    2.00000      11.6971848414      2.2593374026         59            12              59         1 Yr. LIBOR
  440((5))      5.52273    1.52273      11.6846588930      3.3806822140         56             6             N/A         6 Mo. LIBOR
  441((6))      6.00000    2.00000      12.1250000000      2.2500000000         57             6             N/A         6 Mo. LIBOR
  442((7))      6.00000    2.00000      12.8750000000      2.2500000000         58             6             N/A         6 Mo. LIBOR
  443((7))      6.00000    2.00000      13.1228742208      2.4130107375         58             6             N/A         6 Mo. LIBOR
  444((6))      5.72859    1.72859      12.3694593003      2.5225588317         57             6             117         6 Mo. LIBOR
  445((6))      5.71903    1.88202      12.4842603273      2.3711400795         57             6             117         6 Mo. LIBOR
  446((6))      6.00000    2.00000      12.7890314020      2.2500000000         57             6             117         6 Mo. LIBOR
  447((6))      5.88218    1.88218      12.3647725690      2.3038068645         57             6             117         6 Mo. LIBOR

---------------------------------------------------------------------------------------------------------------------------------------------------------------
(1) The servicing fee increases by 0.125% per annum in the 51st period
(2) The servicing fee increases by 0.125% per annum in the 52nd period
(3) The servicing fee increases by 0.125% per annum in the 53rd period
(4) The servicing fee increases by 0.125% per annum in the 55th period
(5) The servicing fee increases by 0.125% per annum in the 56th period
(6) The servicing fee increases by 0.125% per annum in the 57th period
(7) The servicing fee increases by 0.125% per annum in the 58th period
(8) The servicing fee increases by 0.125% per annum in the 59th period
(9) The servicing fee increases by 0.125% per annum in the 60th period

There will be  discrepancies  between the  characteristics  of the actual mortgage loans and the  characteristics  assumed in preparing the tables below.  Any discrepancy may have an effect upon the percentages of the initial  principal  amounts  outstanding (and the weighted average lives) of the classes of Offered
Certificates  set forth in the tables.  In addition,  to the extent that the actual  mortgage  loans included in the mortgage pool have  characteristics  that differ from those assumed in preparing the tables below,  the classes of Offered  Certificates  set forth below may mature  earlier or later than indicated by the tables below. Based on the foregoing  assumptions,  the tables below indicate the weighted average life of each class of Offered  Certificates (other than the Interest Only  Certificates)  and sets forth the percentage of the initial  principal  amounts of each such class that would be outstanding  after each of the distribution  dates shown, at specified  percentages of the CPR. Neither the prepayment model used in this prospectus  supplement nor any other prepayment model or assumption  purports to be a historical  description of prepayment  experience or a prediction of the  anticipated  rate of prepayment of any pool of mortgage loans,  including the mortgage loans included in the trust fund.  Variations in the prepayment  experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of the initial  Certificate  Principal  Balances (and weighted  average lives) shown in the following  tables.
Variations may occur even if the average  prepayment  experience of all of the mortgage  loans equals any of the specified  percentages of the CPR. The timing of changes in the rate of prepayment may  significantly  affect the actual yield to maturity to investors,  even if the average rate of Principal  Prepayments is consistent with the expectations of investors.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                              Class I-1A Certificates                       Class I-2A Certificates

                        10%     20%     30%      40%     50%              10%     20%      30%     40%      50%
 Distribution Date

 Initial Percentage.      100     100      100     100      100             100      100     100      100     100
 June 2007..........       89      78       67      56       45              89       78      67       56      45
 June 2008..........       79      60       44      29       17              79       60      44       29      17
 June 2009..........       70      46       27      13        3              70       46      27       14       4
 June 2010..........       61      36       21      11        3              62       37      21       11       4
 June 2011..........       54      29       15       7        2              54       29      15        7       2
 June 2012..........       47      23       10       4        1              48       23      10        4       1
 June 2013..........       42      18        7       2        *              42       19       7        2       *
 June 2014..........       37      14        5       1        0              38       15       5        1       0
 June 2015..........       33      11        3       *        0              34       12       3        *       0
 June 2016..........       30       9        2       0        0              30        9       2        0       0
 June 2017..........       26       7        1       0        0              27        7       1        0       0
 June 2018..........       23       5        1       0        0              23        5       1        0       0
 June 2019..........       20       4        *       0        0              21        4       *        0       0
 June 2020..........       17       3        0       0        0              18        3       0        0       0
 June 2021..........       15       2        0       0        0              16        2       0        0       0
 June 2022..........       13       1        0       0        0              13        2       0        0       0
 June 2023..........       11       1        0       0        0              11        1       0        0       0
 June 2024..........        9       1        0       0        0              10        1       0        0       0
 June 2025..........        8       *        0       0        0               8        *       0        0       0
 June 2026..........        7       *        0       0        0               7        *       0        0       0
 June 2027..........        5       0        0       0        0               6        0       0        0       0
 June 2028..........        4       0        0       0        0               5        0       0        0       0
 June 2029..........        3       0        0       0        0               4        0       0        0       0
 June 2030..........        3       0        0       0        0               3        0       0        0       0
 June 2031..........        2       0        0       0        0               2        0       0        0       0
 June 2032..........        1       0        0       0        0               1        0       0        0       0
 June 2033..........        1       0        0       0        0               1        0       0        0       0
 June 2034..........        *       0        0       0        0               *        0       0        0       0
 June 2035..........        0       0        0       0        0               0        0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**             7.62    4.01     2.53    1.73     1.20            7.72     4.03    2.54     1.73    1.20
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                              Class I-3A Certificates                       Class I-M-1 Certificates

                        10%     20%     30%      40%     50%              10%     20%      30%     40%      50%
 Distribution Date
 Initial Percentage.      100     100      100     100      100             100      100     100      100     100
 June 2007..........       89      78       67      56       45             100      100     100      100     100
 June 2008..........       79      60       44      29       17             100      100     100      100     100
 June 2009..........       70      46       27      14        4             100      100     100      100     100
 June 2010..........       62      37       21      11        4             100       81      48       26      57
 June 2011..........       54      29       15       7        2             100       65      33       15       6
 June 2012..........       48      23       10       4        1             100       52      23        9       3
 June 2013..........       42      19        7       2        *              94       41      16        5       2
 June 2014..........       38      15        5       1        0              84       33      11        3       0
 June 2015..........       34      12        3       *        0              75       26       8        2       0
 June 2016..........       31       9        2       0        0              67       21       5        1       0
 June 2017..........       27       7        1       0        0              59       16       4        0       0
 June 2018..........       24       5        1       0        0              52       13       3        0       0
 June 2019..........       21       4        *       0        0              45       10       2        0       0
 June 2020..........       18       3        0       0        0              40        8       1        0       0
 June 2021..........       16       2        0       0        0              35        6       0        0       0
 June 2022..........       14       2        0       0        0              30        5       0        0       0
 June 2023..........       12       1        0       0        0              26        3       0        0       0
 June 2024..........       10       1        0       0        0              22        3       0        0       0
 June 2025..........        9       *        0       0        0              19        2       0        0       0
 June 2026..........        7       *        0       0        0              16        2       0        0       0
 June 2027..........        6       0        0       0        0              13        *       0        0       0
 June 2028..........        5       0        0       0        0              11        0       0        0       0
 June 2029..........        4       0        0       0        0               9        0       0        0       0
 June 2030..........        3       0        0       0        0               7        0       0        0       0
 June 2031..........        2       0        0       0        0               5        0       0        0       0
 June 2032..........        2       0        0       0        0               4        0       0        0       0
 June 2033..........        1       0        0       0        0               3        0       0        0       0
 June 2034..........        *       0        0       0        0               2        0       0        0       0
 June 2035..........        0       0        0       0        0               0        0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**             7.78    4.04     2.55    1.73     1.20           13.71     7.37    4.97     4.16    4.22
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                             Class I-M-2 Certificates                            Class I-B-1 Certificates
                        10%     20%     30%      40%     50%              10%      20%     30%     40%      50%
 Distribution Date
 Initial Percentage.      100     100      100     100      100              100     100     100      100     100
 June 2007..........      100     100      100     100      100              100     100     100      100     100
 June 2008..........      100     100      100     100      100              100     100     100      100     100
 June 2009..........      100     100      100     100      100              100     100     100      100     100
 June 2010..........      100      81       48      26       12              100      81      48       26      12
 June 2011..........      100      65       33      15        6              100      65      33       15       6
 June 2012..........      100      52       23       9        3              100      52      23        9       3
 June 2013..........       94      41       16       5        2               94      41      16        5       2
 June 2014..........       84      33       11       3        0               84      33      11        3       0
 June 2015..........       75      26        8       2        0               75      26       8        2       0
 June 2016..........       67      21        5       1        0               67      21       5        1       0
 June 2017..........       59      16        4       0        0               59      16       4        0       0
 June 2018..........       52      13        3       0        0               52      13       3        0       0
 June 2019..........       45      10        2       0        0               45      10       2        0       0
 June 2020..........       40       8        1       0        0               40       8       1        0       0
 June 2021..........       35       6        0       0        0               35       6       0        0       0
 June 2022..........       30       5        0       0        0               30       5       0        0       0
 June 2023..........       26       3        0       0        0               26       3       0        0       0
 June 2024..........       22       3        0       0        0               22       3       0        0       0
 June 2025..........       19       2        0       0        0               19       2       0        0       0
 June 2026..........       16       2        0       0        0               16       2       0        0       0
 June 2027..........       13       1        0       0        0               13       1       0        0       0
 June 2028..........       11       0        0       0        0               11       0       0        0       0
 June 2029..........        9       0        0       0        0                9       0       0        0       0
 June 2030..........        7       0        0       0        0                7       0       0        0       0
 June 2031..........        5       0        0       0        0                5       0       0        0       0
 June 2032..........        4       0        0       0        0                4       0       0        0       0
 June 2033..........        3       0        0       0        0                3       0       0        0       0
 June 2034..........        2       0        0       0        0                2       0       0        0       0
 June 2035..........        0       0        0       0        0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            13.71    7.38     4.93    4.02     3.77            13.71    7.38    4.92     3.95    3.59
 -----------------------------

 (**)    The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                             Class I-B-2 Certificates                          Class II-1A Certificates
                        10%     20%     30%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100     100      100     100               94      83      73       56      45
 June 2008..........      100     100     100      100     100               89      69      52       31      21
 June 2009..........      100     100     100      100     100               84      58      37       17       9
 June 2010..........      100      81      48       26      12               79      47      28       10       4
 June 2011..........      100      65      33       15       6               74      40      21        6       2
 June 2012..........      100      52      23        9       3               70      34      16        4       1
 June 2013..........       94      41      16        5       2               65      28      12        2       1
 June 2014..........       84      33      11        3       0               61      24       9        1       *
 June 2015..........       75      26       8        2       0               58      20       6        1       *
 June 2016..........       67      21       5        1       0               54      17       5        *       *
 June 2017..........       59      16       4        0       0               50      14       4        *       *
 June 2018..........       52      13       3        0       0               47      12       3        *       *
 June 2019..........       45      10       2        0       0               43      10       2        *       *
 June 2020..........       40       8       1        0       0               40       8       1        *       *
 June 2021..........       35       6       0        0       0               36       7       1        *       *
 June 2022..........       30       5       0        0       0               33       5       1        *       *
 June 2023..........       26       3       0        0       0               30       4       1        *       *
 June 2024..........       22       3       0        0       0               28       4       *        *       *
 June 2025..........       19       2       0        0       0               25       3       *        *       *
 June 2026..........       16       2       0        0       0               22       2       *        *       *
 June 2027..........       13       1       0        0       0               20       2       *        *       *
 June 2028..........       11       0       0        0       0               17       1       *        *       *
 June 2029..........        9       0       0        0       0               15       1       *        *       *
 June 2030..........        7       0       0        0       0               12       1       *        *       *
 June 2031..........        5       0       0        0       0               10       1       *        *       *
 June 2032..........        4       0       0        0       0                8       *       *        *       *
 June 2033..........        3       0       0        0       0                6       *       *        *       *
 June 2034..........        2       0       0        0       0                4       *       *        *       0
 June 2035..........        0       0       0        0       0                1       *       *        *       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            13.71    7.38    4.90     3.92    3.51            12.27    5.47    3.21     1.79    1.31
 -----------------------------

 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                              Class II-2A Certificates                         Class II-3A-1 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........       94      84      73       56      45               80      39       0        0       0
 June 2008..........       89      70      52       31      21               60       0       0        0       0
 June 2009..........       84      58      38       17       9               42       0       0        0       0
 June 2010..........       79      48      28       10       4               24       0       0        0       0
 June 2011..........       75      40      21        6       2                7       0       0        0       0
 June 2012..........       70      34      16        4       1                0       0       0        0       0
 June 2013..........       66      29      12        2       1                0       0       0        0       0
 June 2014..........       62      24       9        1       *                0       0       0        0       0
 June 2015..........       59      21       7        1       *                0       0       0        0       0
 June 2016..........       55      17       5        *       *                0       0       0        0       0
 June 2017..........       51      14       4        *       *                0       0       0        0       0
 June 2018..........       47      12       3        *       *                0       0       0        0       0
 June 2019..........       44      10       2        *       *                0       0       0        0       0
 June 2020..........       41       8       1        *       *                0       0       0        0       0
 June 2021..........       37       7       1        *       *                0       0       0        0       0
 June 2022..........       34       6       1        *       *                0       0       0        0       0
 June 2023..........       31       4       1        *       *                0       0       0        0       0
 June 2024..........       28       4       *        *       *                0       0       0        0       0
 June 2025..........       25       3       *        *       *                0       0       0        0       0
 June 2026..........       23       2       *        *       *                0       0       0        0       0
 June 2027..........       20       2       *        *       *                0       0       0        0       0
 June 2028..........       17       1       *        *       *                0       0       0        0       0
 June 2029..........       15       1       *        *       *                0       0       0        0       0
 June 2030..........       13       1       *        *       *                0       0       0        0       0
 June 2031..........       10       1       *        *       *                0       0       0        0       0
 June 2032..........        8       *       *        *       *                0       0       0        0       0
 June 2033..........        6       *       *        *       *                0       0       0        0       0
 June 2034..........        4       *       *        *       *                0       0       0        0       0
 June 2035..........        2       *       *        *       *                0       0       0        0       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            12.43    5.52    3.23     1.79    1.31             2.63    0.86    0.50     0.30    0.22
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                            Class II-3A-2 Certificates                        Class II-3A-3 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100      99       45       9              100     100     100      100     100
 June 2008..........      100      89      31        0       0              100     100     100       45       0
 June 2009..........      100      50       0        0       0              100     100      75        0       0
 June 2010..........      100      16       0        0       0              100     100      29        0       0
 June 2011..........      100       0       0        0       0              100      86       0        0       0
 June 2012..........       92       0       0        0       0              100      57       0        0       0
 June 2013..........       78       0       0        0       0              100      32       0        0       0
 June 2014..........       65       0       0        0       0              100      11       0        0       0
 June 2015..........       53       0       0        0       0              100       0       0        0       0
 June 2016..........       42       0       0        0       0              100       0       0        0       0
 June 2017..........       28       0       0        0       0              100       0       0        0       0
 June 2018..........       16       0       0        0       0              100       0       0        0       0
 June 2019..........        4       0       0        0       0              100       0       0        0       0
 June 2020..........        0       0       0        0       0               89       0       0        0       0
 June 2021..........        0       0       0        0       0               73       0       0        0       0
 June 2022..........        0       0       0        0       0               58       0       0        0       0
 June 2023..........        0       0       0        0       0               43       0       0        0       0
 June 2024..........        0       0       0        0       0               29       0       0        0       0
 June 2025..........        0       0       0        0       0               16       0       0        0       0
 June 2026..........        0       0       0        0       0                2       0       0        0       0
 June 2027..........        0       0       0        0       0                0       0       0        0       0
 June 2028..........        0       0       0        0       0                0       0       0        0       0
 June 2029..........        0       0       0        0       0                0       0       0        0       0
 June 2030..........        0       0       0        0       0                0       0       0        0       0
 June 2031..........        0       0       0        0       0                0       0       0        0       0
 June 2032..........        0       0       0        0       0                0       0       0        0       0
 June 2033..........        0       0       0        0       0                0       0       0        0       0
 June 2034..........        0       0       0        0       0                0       0       0        0       0
 June 2035..........        0       0       0        0       0                0       0       0        0       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**             9.32    3.07    1.75     1.00    0.74            16.64    6.40    3.60     2.00    1.48
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                            Class II-3A-4 Certificates                        Class II-3A-5 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100     100      100     100               94      84      73       56      45
 June 2008..........      100     100     100      100      93               89      70      52       31      21
 June 2009..........      100     100     100       79      40               84      58      38       17       9
 June 2010..........      100     100     100       47      20               79      48      28       10       4
 June 2011..........      100     100      95       28      10               75      40      21        6       2
 June 2012..........      100     100      71       17       5               71      34      16        4       1
 June 2013..........      100     100      53       10       3               66      29      12        2       1
 June 2014..........      100     100      40        6       1               63      24       9        1       *
 June 2015..........      100      93      30        4       1               59      21       7        1       *
 June 2016..........      100      79      22        2       *               55      17       5        *       *
 June 2017..........      100      66      16        1       *               51      14       4        *       *
 June 2018..........      100      54      12        1       *               48      12       3        *       *
 June 2019..........      100      45       9        *       *               44      10       2        *       *
 June 2020..........      100      37       6        *       *               41       8       1        *       *
 June 2021..........      100      30       5        *       *               37       7       1        *       *
 June 2022..........      100      25       3        *       *               34       6       1        *       *
 June 2023..........      100      20       2        *       *               31       4       1        *       *
 June 2024..........      100      16       2        *       *               28       4       *        *       *
 June 2025..........      100      13       1        *       *               25       3       *        *       *
 June 2026..........      100      11       1        *       *               23       2       *        *       *
 June 2027..........       90       8       1        *       *               20       2       *        *       *
 June 2028..........       79       7       *        *       *               17       1       *        *       *
 June 2029..........       68       5       *        *       *               15       1       *        *       *
 June 2030..........       57       4       *        *       *               13       1       *        *       *
 June 2031..........       46       3       *        *       *               10       1       *        *       *
 June 2032..........       36       2       *        *       *                8       *       *        *       *
 June 2033..........       26       1       *        *       *                6       *       *        *       *
 June 2034..........       17       1       *        *       *                4       *       *        *       *
 June 2035..........        8       *       *        *       *                2       *       *        *       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            24.80   13.74    8.23     4.52    3.24            12.45    5.52    3.23     1.79    1.31
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                              Class II-B Certificates                          Class III-1A Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100     100      100     100               94      84      73       57      46
 June 2008..........      100     100     100       86      73               89      70      53       32      21
 June 2009..........      100     100      92       67      52               84      58      38       18       9
 June 2010..........      100     100      69       40      26               79      48      28       11       5
 June 2011..........       99      89      51       24      13               75      40      21        6       2
 June 2012..........       99      76      38       14       6               70      34      16        4       1
 June 2013..........       99      64      29        9       3               65      29      12        2       1
 June 2014..........       97      54      21        5       2               61      24       9        1 *
 June 2015..........       94      46      16        3       1               57      20       6        1 *
 June 2016..........       91      39      12        2       *               53      17       5 *        *
 June 2017..........       85      32       9        1       *               49      14       3 *        *
 June 2018..........       79      27       6        1       *               46      12       3 *        *
 June 2019..........       73      22       5        *       *               42      10       2 *        *
 June 2020..........       68      18       3        *       *               39       8       1 *        *
 June 2021..........       62      15       2        *       *               36       7       1 *        *
 June 2022..........       57      12       2        *       *               33       5       1 *        *
 June 2023..........       52      10       1        *       *               30       4       1 *        *
 June 2024..........       47       8       1        *       *               27       4 *       *        *
 June 2025..........       42       7       1        *       *               24       3 *       *        *
 June 2026..........       38       5       *        *       *               22       2 *       *        *
 June 2027..........       33       4       *        *       *               19       2 *       *        *
 June 2028..........       29       3       *        *       *               17       1 *       *        *
 June 2029..........       25       2       *        *       *               14       1 *       *        *
 June 2030..........       21       2       *        *       *               12       1 *       *        *
 June 2031..........       17       1       *        *       *               10       1 *       *        *
 June 2032..........       13       1       *        *       *                8 *       *       *        *
 June 2033..........       10       1       *        *       *                6 *       *       *        *
 June 2034..........        6       *       *        *       *                4 *       *       *        *
 June 2035..........        3       *       *        *       0                2 *       *       *              0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            17.90    9.91    6.12     4.05    3.26            12.19    5.49    3.23     1.81    1.32
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                             Class III-2A Certificates                        Class III-3A-1 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........       95      84      73       57      46               89      68      46       14       0
 June 2008..........       89      70      53       32      21               79      40       6        0       0
 June 2009..........       84      58      38       18       9               69      17       0        0       0
 June 2010..........       80      48      29       11       5               59       0       0        0       0
 June 2011..........       75      41      21        6       2               50       0       0        0       0
 June 2012..........       70      34      16        4       1               41       0       0        0       0
 June 2013..........       66      29      12        2       1               31       0       0        0       0
 June 2014..........       61      24       9        1       *               22       0       0        0       0
 June 2015..........       57      20       6        1       *               14       0       0        0       0
 June 2016..........       53      17       5        *       *                6       0       0        0       0
 June 2017..........       50      14       3        *       *                0       0       0        0       0
 June 2018..........       46      12       3        *       *                0       0       0        0       0
 June 2019..........       43      10       2        *       *                0       0       0        0       0
 June 2020..........       39       8       1        *       *                0       0       0        0       0
 June 2021..........       36       7       1        *       *                0       0       0        0       0
 June 2022..........       33       5       1        *       *                0       0       0        0       0
 June 2023..........       30       4       1        *       *                0       0       0        0       0
 June 2024..........       27       4       *        *       *                0       0       0        0       0
 June 2025..........       24       3       *        *       *                0       0       0        0       0
 June 2026..........       22       2       *        *       *                0       0       0        0       0
 June 2027..........       19       2       *        *       *                0       0       0        0       0
 June 2028..........       17       1       *        *       *                0       0       0        0       0
 June 2029..........       14       1       *        *       *                0       0       0        0       0
 June 2030..........       12       1       *        *       *                0       0       0        0       0
 June 2031..........       10       1       *        *       *                0       0       0        0       0
 June 2032..........        8       *       *        *       *                0       0       0        0       0
 June 2033..........        6       *       *        *       *                0       0       0        0       0
 June 2034..........        4       *       *        *       *                0       0       0        0       0
 June 2035..........        2       *       *        *       *                0       0       0        0       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            12.25    5.51    3.24     1.81    1.33             5.13    1.74    1.00     0.58    0.43
 -----------------------------
______________
(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                            Class III-3A-2 Certificates                       Class III-3A-3 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100     100      100      88              100     100     100      100     100
 June 2008..........      100     100     100       43       8              100     100     100      100     100
 June 2009..........      100     100      63        0       0              100     100     100       97      50
 June 2010..........      100      95      32        0       0              100     100     100       58      25
 June 2011..........      100      70       9        0       0              100     100     100       35      13
 June 2012..........      100      50       0        0       0              100     100      85       21       6
 June 2013..........      100      32       0        0       0              100     100      63       12       3
 June 2014..........      100      17       0        0       0              100     100      47        7       2
 June 2015..........      100       5       0        0       0              100     100      35        4       1
 June 2016..........      100       0       0        0       0              100      90      25        3       *
 June 2017..........       98       0       0        0       0              100      75      19        1       *
 June 2018..........       87       0       0        0       0              100      62      14        1       *
 June 2019..........       76       0       0        0       0              100      52      10        1       *
 June 2020..........       65       0       0        0       0              100      43       7        *       *
 June 2021..........       55       0       0        0       0              100      35       5        *       *
 June 2022..........       45       0       0        0       0              100      29       4        *       *
 June 2023..........       36       0       0        0       0              100      23       3        *       *
 June 2024..........       27       0       0        0       0              100      19       2        *       *
 June 2025..........       18       0       0        0       0              100      15       1        *       *
 June 2026..........       10       0       0        0       0              100      12       1        *       *
 June 2027..........        2       0       0        0       0              100      10       1        *       *
 June 2028..........        0       0       0        0       0               90       8       *        *       *
 June 2029..........        0       0       0        0       0               77       6       *        *       *
 June 2030..........        0       0       0        0       0               65       4       *        *       *
 June 2031..........        0       0       0        0       0               53       3       *        *       *
 June 2032..........        0       0       0        0       0               42       2       *        *       *
 June 2033..........        0       0       0        0       0               31       1       *        *       *
 June 2034..........        0       0       0        0       0               20       1       *        *       *
 June 2035..........        0       0       0        0       0                9       *       *        *       *
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            15.72    6.21    3.55     1.97    1.46            25.41   14.44    8.77     4.90    3.52
 -----------------------------
______________

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                            Class III-3A-4 Certificates                        Class III-B Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........       95      84      73       57      46              100     100     100      100     100
 June 2008..........       89      70      53       32      21              100     100     100       86      73
 June 2009..........       84      58      38       18       9              100     100      92       67      52
 June 2010..........       80      48      29       11       5              100     100      69       40      26
 June 2011..........       75      41      21        6       2               99      89      51       24      13
 June 2012..........       70      34      16        4       1               98      75      38       14       6
 June 2013..........       65      29      12        2       1               97      63      28        8       3
 June 2014..........       61      24       9        1       *               94      53      21        5       2
 June 2015..........       57      20       6        1       *               91      44      15        3       1
 June 2016..........       53      17       5        *       *               87      37      11        2       *
 June 2017..........       49      14       3        *       *               82      31       8        1       *
 June 2018..........       46      12       3        *       *               76      26       6        1       *
 June 2019..........       42      10       2        *       *               70      21       4        *       *
 June 2020..........       39       8       1        *       *               65      17       3        *       *
 June 2021..........       36       6       1        *       *               59      14       2        *       *
 June 2022..........       33       5       1        *       *               54      12       2        *       *
 June 2023..........       30       4       1        *       *               49      10       1        *       *
 June 2024..........       27       4       *        *       *               45       8       1        *       *
 June 2025..........       24       3       *        *       *               40       6       1        *       *
 June 2026..........       22       2       *        *       *               36       5       *        *       *
 June 2027..........       19       2       *        *       *               32       4       *        *       *
 June 2028..........       17       1       *        *       *               28       3       *        *       *
 June 2029..........       14       1       *        *       *               24       2       *        *       *
 June 2030..........       12       1       *        *       *               20       2       *        *       *
 June 2031..........       10       1       *        *       *               16       1       *        *       *
 June 2032..........        8       *       *        *       *               13       1       *        *       *
 June 2033..........        6       *       *        *       *                9       1       *        *       *
 June 2034..........        4       *       *        *       *                6       *       *        *       *
 June 2035..........        2       *       *        *       0                3       *       *        *       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            12.20    5.49    3.24     1.81    1.33            17.46    9.77    6.08     4.04    3.26
 -----------------------------
______________

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

Yield Sensitivity of the Interest Only Certificates

         The yield to maturity on the Class  II-1X-1,  Class II-2X-1,  Class II-2X-2,  Class II-3X-1,  Class  II-3X-2,  Class III-3X-1  Certificates  and Class
III-3X-2  Certificates will be extremely  sensitive to both the timing of receipt of prepayments and the overall rate of principal  prepayments and defaults on the mortgage  loans in Sub-Loan  Group II-1,  Sub-Loan  Group II-2,  Sub-Loan  Group II-3 and  Sub-Loan  Group III-3,  respectively,  which rate may  fluctuate significantly  over time,  because the Notional  Amount of the Class II-1X-1  Certificates  is equal to the  Certificate  Principal  Balance of the Class II-1A
Certificates,  the  Notional  Amount  of the  Class  II-2X-1  Certificates  is equal to the  aggregate  Certificate  Principal  Balance  of the  Class  II-2A-1
Certificates,  the Notional Amount of the Class II-2X-2  Certificates  is equal to the Certificate  Principal  Balance of the Class II-2A-2  Certificates,  the
Notional  Amount of the Class II-3X-1  Certificates  is equal to the aggregate  Certificate  Principal  Balance of the Class  II-3A-1,  Class II-3A-3 and Class
II-3A-4  Certificates,  the Notional Amount of the Class II-3X-2  Certificates is equal to the aggregate  Certificate  Principal  Balance of the Class II-3A-1,
Class  II-3A-2,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5  Certificates,  and the Notional  Amount of the Class  III-3X-2  Certificates  is equal to the aggregate  Certificate  Principal Balance of the Class III-3A-2 and Class III-3A-3  Certificates.  Investors in these Interest Only  Certificates  should fully consider the risk that a rapid rate of prepayments on the mortgage  loans in Sub-Loan Group II-1,  Sub-Loan Group II-2,  Sub-Loan Group II-3 and Sub-Loan Group
III-3, as applicable,  could result in the failure of such investors to fully recover their  investments,  in particular  because all principal  prepayments on the mortgage  loans in Sub-Loan Group II-1 on each  distribution  date during the first seven years after the Closing Date will be allocated to the Class II-1A
Certificates,  all principal  prepayments on the mortgage loans in Sub-Loan Group II-2 on each distribution date during the first seven years after the Closing
Date will be allocated to the Class II-2A  Certificates and all principal  prepayments on the mortgage loans in Sub-Loan Group II-3 on each  distribution  date during the first seven years after the Closing Date will be allocated to the Class II-3A Certificates,  and all principal  prepayments on the mortgage loans in
Sub-Loan  Group III-3 on each  distribution  date during the first seven years after the Closing Date will be allocated  to the Class III-3A  Certificates  (in each case subject to limited exceptions).

         Investors in these Interest Only  Certificates  should fully consider the risk that a rapid rate of prepayments on the mortgage loans in Loan Group II and Loan Group III could result in the failure of such investors to fully recover their  investments,  in particular  because all principal  prepayments on the mortgage  loans in Loan Group II on each  distribution  date  during the first seven years  after the  Closing  Date will be  allocated  to the Group II Senior
Certificates, other than the related interest-only certificates (subject to limited exceptions).

         The following  tables  indicate the  sensitivity  of the pre-tax  yield to maturity on the Interest Only  Certificates  to various  constant  rates of prepayment on the mortgage  loans by projecting  the monthly  aggregate  payments on the Interest Only  Certificates  and computing the  corresponding  pre-tax yields to maturity on a corporate bond equivalent basis, based on the structuring  assumptions,  including the assumptions  regarding the  characteristics  and performance of such mortgage loans, which differ from the actual  characteristics  and performance  thereof,  and assuming the aggregate purchase price for the
Interest Only Certificates set forth below. Any differences  between such assumptions and the actual  characteristics and performance of the mortgage loans and of such  Interest  Only  Certificates  may  result in yields  being  different  from  those  shown in such  table.  Discrepancies  between  assumed  and actual characteristics  and  performance  underscore  the  hypothetical  nature of the tables,  which are provided only to give a general sense of the  sensitivity of yields in varying prepayment scenarios.

                                 Pre-Tax Yield to Maturity of the Class II-1X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
          $587,252.95*                61.70%       47.91%        25.20%        0.00%       (18.71)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------

                                 Pre-Tax Yield to Maturity of the Class II-2X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $6,411,923.79*               62.74%       48.57%        25.55%        0.00%       (19.26)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class II-2X-2 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
          $334,956.97*                62.74%       48.57%        25.55%        0.00%       (19.26)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class II-3X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $1,982,751.12*               49.84%       32.01%        19.58%        0.00%       (17.00)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class II-3X-2 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $3,115,332.74*               62.74%       48.57%        25.55%        0.00%       (19.26)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class III-3X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $2,008,300.02*               61.80%       47.82%        25.15%        0.00%       (18.91)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class III-3X-2 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $1,427,386.68*               26.58%       26.58%        18.94%        0.01%       (16.66)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------

 (*)  Approximate

         Each pre-tax yield to maturity set forth in the preceding  tables was calculated by determining the monthly  discount rate which,  when applied to the assumed stream of cash flows to be paid on the Interest Only  Certificates,  would cause the  discounted  present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table.  Accrued  interest is included in the assumed purchase price in computing the yields shown.  These yields do not take into account the different  interest rates at which investors may be able to reinvest funds received by them as  distributions on the Interest Only
Certificates,  and thus do not reflect the return on any  investment  in the Interest Only  Certificates  when any  reinvestment  rates other than the discount rates set forth in the preceding table are considered.

         Notwithstanding  the assumed  prepayment  rates  reflected in the preceding  tables,  it is highly  unlikely  that the mortgage  loans will be prepaid according to one particular  pattern.  For this reason,  and because the timing of cash flows is critical to determining  yields, the pre-tax yield to maturity on the Interest Only  Certificates are likely to differ from those shown in the table above,  even if the prepayment  assumption  equals the percentages of CPR indicated in the table above over any given time period or over the entire life of the Interest Only Certificates.

         There can be no  assurance  that the  mortgage  loans will prepay at any  particular  rate or that the yield on the Interest  Only  Certificates  will conform to the yields  described  herein.  Moreover,  the various  remaining terms to maturity and mortgage rates of the mortgage loans in Sub-Loan Group II-1,
Sub-Loan  Group II-2,  Sub-Loan  Group II-3 and Sub-Loan Group III-3 could produce  slower or faster  principal  distributions  than indicated in the preceding tables at the various  percentages of the CPR specified,  even if the weighted  average  remaining term to maturity and weighted average mortgage rate of those mortgage loans are as assumed.  Investors are urged to make their  investment  decisions based on their  determinations  as to anticipated  rates of prepayment under a variety of scenarios.  Investors in the Interest Only  Certificates  should fully consider the risk that a rapid rate of prepayments on the group II or group III mortgage loans could result in the failure of such investors to fully recover their investments.

         For additional considerations relating to the yield on the Offered Certificates, see “Yield Considerations” in the prospectus.

                                                                    POOLING AND SERVICING AGREEMENT

General

         The Certificates will be issued pursuant to the Agreement,  a form of which is filed as an exhibit to the registration  statement. A current report on
Form 8-K  relating to the  Certificates  containing  a copy of the  Agreement  as executed  will be filed by the  Depositor  with the  Securities  and Exchange
Commission  within  fifteen  days of the initial  issuance of the  Certificates.  The trust fund  created  under the  Agreement  will consist of (1) all of the
Depositor’s right, title and interest in and to the mortgage loans, the related mortgage notes,  mortgages and other related documents,  including all interest and  principal  due with respect to the  mortgage  loans after the Cut-off  Date,  but  excluding  any payments of principal or interest due on or prior to the
Cut-off Date,  (2) any mortgaged  properties  acquired on behalf of  certificateholders  by  foreclosure  or by deed in lieu of  foreclosure,  and any revenues received  thereon,  (3) the rights of the Trustee  under all insurance  policies  required to be maintained  pursuant to the  Agreement,  (4) the rights of the
Depositor  under the Mortgage Loan Purchase  Agreement  between the Depositor and the Sponsor,  (5) such assets  relating to the mortgage loans as from time to time may be held in the Protected Accounts and the Distribution  Account,  (6) the rights with respect to the Servicing  Agreements,  to the extent assigned to the Trustee,  (7) the rights with respect to the Cap  Contracts  and (8) any proceeds of the  foregoing.  Reference  is made to the  prospectus  for  important information  in addition to that set forth in this  prospectus  supplement  regarding the trust fund, the terms and conditions of the Agreement and the Offered
Certificates.  The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Securities Administrator,  which will serve as  Certificate  Registrar and Paying Agent;  for these purposes and for purposes of presentment  and surrender  located at Sixth Street and Marquette  Avenue,
Minneapolis,  Minnesota  55479,  Attention:  Corporate Trust Group,  BSALTA 2006-4,  and for all other purposes  located at 9062 Old Annapolis Road,  Columbia,
Maryland 21045,  Attention:  Corporate Trust Group,  BSALTA 2006-4. The Depositor will provide to prospective or actual  certificateholders  without charge, on written  request,  a copy (without  exhibits) of the Agreement.  Requests  should be addressed to Structured  Asset  Mortgage  Investments II Inc., 383 Madison
Avenue, New York, New York 10179.

Assignment of the Mortgage Loans

         At the time of issuance of the  Certificates,  the Depositor  will cause the mortgage  loans,  together with all principal and interest due on or with respect to such  mortgage  loans after the Cut-off  Date,  to be sold to the trust.  The  mortgage  loans in each of the Loan  Groups will be  identified  in a schedule  appearing as an exhibit to the Agreement  with each Loan Group  separately  identified.  Such schedule will include  information  as to the principal balance of each mortgage loan as of the Cut-off Date, as well as  information  including,  among other things,  the mortgage  rate,  the Net Rate,  the Monthly
Payment, the maturity date of each mortgage note and the Loan-to-Value Ratio.

Representations and Warranties

         In the Mortgage Loan  Purchase  Agreement,  pursuant to which the Depositor  purchased  (or will  purchase) the mortgage  loans from the Sponsor,  the
Sponsor made (or will make) certain  representations  and warranties to the Depositor  concerning the mortgage  loans.  The Trustee will be assigned all right, title and interest in the Mortgage Loan Purchase Agreement insofar as they relate to such representations and warranties made by the Sponsor.

         The representations and warranties of the Sponsor with respect to the mortgage loans include the following, among others:

                  (1)      The information set forth in the mortgage loan schedule is true,  complete and correct in all material  respects as of the date such representation was made;

                  (2)      Immediately  prior to the sale of the related mortgage loans pursuant to the Mortgage Loan Purchase  Agreement,  the Sponsor was the
                           sole owner of  beneficial  title and holder of each  mortgage and mortgage  note  relating to the related  mortgage  loans as of the
                           Closing Date or as of another  specified  date, is conveying the same to the Depositor  free and clear of any  encumbrance,  equity, participation  interest,  lien, pledge,  charge, claim or security interest and the Sponsor has full right and authority to sell and assign each mortgage loan pursuant to the Mortgage Loan Purchase Agreement; and

                  (3)      As of the Closing  Date there is no monetary  default  existing  under any  mortgage  or the related  mortgage  note and there is no material  event which,  with the passage of time or with notice and the expiration of any grace or cure period,  would  constitute a default,  breach or event of  acceleration;  and neither the Sponsor nor any of its  respective  affiliates  has taken any action to waive any default,  breach or event of acceleration;  and no foreclosure  action is threatened or has been commenced with respect to the mortgage loan.

         In the case of a breach of any  representation  or warranty set forth above,  or otherwise  included in the Mortgage  Loan Purchase  Agreement,  which materially and adversely  affects the value of the interests of  certificateholders  or the Trustee in any of the mortgage loans,  within 90 days from the date of discovery or notice from the Trustee,  the Depositor,  the  Securities  Administrator  or the Sponsor of such breach,  the Sponsor will either (i) cure such breach in all material  respects,  (ii) provide the Trustee with a substitute  mortgage  loan (if within two years of the Closing  Date) or (iii)  purchase the related mortgage loan at the applicable  Repurchase Price.  This obligation of the Sponsor to cure,  purchase or substitute shall constitute the Trustee’s sole and exclusive remedy respecting a breach of such representations and warranties.

The Custodian

         Wells Fargo is acting as custodian of the mortgage loan files pursuant to the Custodial  Agreement.  In that  capacity,  Wells Fargo is responsible to hold and safeguard the mortgage  notes and other  contents of the mortgage  files on behalf of the Trustee and the  Certificateholders.  Wells Fargo  maintains each  mortgage loan file in a separate file folder marked with a unique bar code to assure  loan-level  file  integrity and to assist in inventory  management.
Files are segregated by transaction or investor.  Wells Fargo has been engaged in the mortgage  document custody  business for more than 25 years.  Wells Fargo maintains  document custody  facilities in its Minneapolis,  Minnesota  headquarters  and in three regional  offices located in Richfield,  Minnesota,  Irvine,
California,  and Salt Lake City,  Utah. As of March 31, 2006,  Wells Fargo  maintains  mortgage  custody  vaults in each of those  locations  with an aggregate capacity of over eleven million files.

         For a general description of Wells Fargo, see the description herein under “The Master Servicer and the Servicer-The Master Servicer.”

The Trustee

         The Trustee is Citibank,  N.A., a national banking association and wholly owned subsidiary of Citigroup Inc., a Delaware corporation.  Citibank,  N.A.
performs as trustee  through the Agency and Trust line of business,  which is part of the Global  Transaction  Services  division.  Citibank,  N.A. has primary corporate  trust  offices  located in both New York and London.  Citibank,  N.A. is a leading  provider of corporate  trust  services  offering a full range of agency, fiduciary,  tender and exchange,  depositary and escrow services. As of the first quarter of 2006, Citibank’s Agency & Trust group manages in excess of
3.3 trillion in fixed income and equity investments on behalf of approximately 2,500 corporations  worldwide.  Since 1987, Citibank Agency & Trust has provided trustee  services for asset-backed  securities  containing pool assets  consisting of airplane leases,  auto loans and leases,  boat loans,  commercial  loans, commodities,  credit cards, durable goods, equipment leases, foreign securities,  funding agreement backed note programs, truck loans, utilities, student loans and  commercial  and  residential  mortgages.  As of the first  quarter of 2006,  Citibank,  N.A.  acts as trustee on  approximately  151  various  residential mortgage-backed transactions.

         If an event of default has not occurred (or has occurred but is no longer  continuing)  under the  Agreement,  then the Trustee will perform only such duties as are  specifically  set forth in the  Agreement  as being the  duties to be  performed  by the  Trustee  prior to the  occurrence  (or  following  the discontinuance)  of an event of default  thereunder.  If an event of default occurs and is continuing under the Agreement,  the Trustee is required to exercise such of the rights and powers vested in it by the  Agreement,  such as (upon the occurrence  and during the  continuance  of certain events of default)  either acting as the successor  master servicer or appointing a successor  master  servicer,  and use the same degree of care and skill in their exercise as a prudent investor would  exercise or use under the  circumstances  in the conduct of such  investor’s own affairs.  Subject to certain  qualifications  specified in the
Agreement, the Trustee will be liable for its own negligent action, its own negligent failure to act and its own willful misconduct.

         The Trustee’s duties and responsibilities  under the Agreement include,  upon receipt of resolutions,  certificates and reports which are specifically required to be furnished to it pursuant to the  Agreement,  examining them to determine  whether they are in the form required by the  Agreement,  providing to the  Securities  Administrator  notices of the  occurrence of certain  events of default  under the  Agreement,  appointing a successor  master  servicer,  and effecting any optional termination of the trust.

         The fee of the Trustee will be payable by the Master  Servicer.  The Agreement  will provide that the Trustee and any director,  officer,  employee or agent of the Trustee will be entitled to recover from the Distribution  Account prior to any  distributions  to the  certificateholders  all reasonable  out-of pocket expenses,  disbursements and advances of the Trustee, in connection with any event of default,  any breach of the Agreement or any claim or legal action
(including  any pending or  threatened  claim or legal  action)  incurred or made by the Trustee in the  administration  of the trust  created  pursuant to the
Agreement  (including the reasonable  compensation and  disbursements of its counsel),  other than any such expense,  disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

         The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor  trustee.  The Depositor may also remove the
Trustee if the Trustee  ceases to be eligible to continue as Trustee under the Agreement  and fails to resign after written  request  therefor by the Depositor or if the Trustee  becomes  insolvent.  Upon  becoming  aware of those  circumstances,  the  Depositor  will be obligated to appoint a successor  trustee.  The
Trustee may also be removed at any time by the holders of certificates  evidencing not less than 51% of the aggregate  voting rights in the related trust.  Any resignation or removal of the Trustee and appointment of a successor  trustee will not become  effective  until  acceptance of the appointment by the successor trustee as set forth in the Agreement.

         On and after the time the Master  Servicer  receives a notice of termination  pursuant to the Agreement,  the Trustee shall  automatically  become the successor to the Master Servicer with respect to the  transactions  set forth or provided for in the Agreement and after a transition  period (not to exceed 90 days), shall be subject to all the responsibilities,  duties,  liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions of the Agreement;  provided,  however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or
(b) select a successor Master Servicer;  provided further,  however,  that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances  deemed  recoverable and not previously  made) incurred by the Master  Servicer at or prior to the time of termination.  Effective on the date of such notice of termination,  as compensation  therefor,  the Trustee shall be entitled to all compensation,  reimbursement of expenses and indemnification that the Master  Servicer  would have been  entitled to if it had continued to act pursuant to the  Agreement  except for those  amounts due the Master  Servicer as reimbursement  permitted under this Agreement for advances previously made or expenses  previously  incurred.  Notwithstanding the foregoing,  the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making advances or if it is otherwise  unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established mortgage loan servicing  institution the appointment of which does not adversely affect the then current rating of the  certificates by each rating agency as the successor to the Master  Servicer  pursuant to the Agreement in the assumption of all or any part of the  responsibilities,  duties or  liabilities  of the Master  Servicer  pursuant to the Agreement.  Any successor  Master  Servicer shall be an established  housing and home  finance  institution  which is a Fannie Mae- or Freddie  Mac-approved  servicer,  and with  respect to a successor to the Master
Servicer only, having a net worth of not less than $10,000,000;  provided,  that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Certificates  will not be lowered as a result of the selection of the successor to the Master  Servicer.  If the Trustee assumes the duties and  responsibilities  of the Master  Servicer,  the Trustee shall not resign as successor  master  servicer until another  successor  master servicer has been appointed and has accepted such appointment.  Pending  appointment of a successor to the Master Servicer under the Agreement,  the Trustee,  unless the Trustee is  prohibited  by law from so acting,  shall act in such capacity as provided in the  Agreement.  In connection  with such  appointment  and  assumption,  the
Trustee may make such  arrangements  for the  compensation  of such  successor out of payments on mortgage  loans or otherwise as it and such  successor  shall agree;  provided  that such  compensation  shall not be in excess of that which the Master  Servicer  would have been  entitled to if the Master  Servicer  had continued to act under the Agreement,  and that such successor shall  undertake and assume the  obligations of the Master  Servicer to pay  compensation to any third Person acting as an agent or independent  contractor in the performance of master servicing  responsibilities  under the Agreement.  The Trustee and such successor shall take such action, consistent with the Agreement, as shall be necessary to effectuate any such succession.

         The costs and expenses of the Trustee in connection with the termination of the Master  Servicer,  appointment of a successor  master servicer and, if applicable,  any transfer of servicing,  including,  without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion,  correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or  insufficiencies in the servicing data or otherwise  enable the Trustee or  successor  master  servicer to service the mortgage  loans  properly and  effectively,  to the extent not paid by the terminated  master  servicer,  will be payable to the Trustee by the Master  Servicer  pursuant  to the  Agreement.  Any  successor  to the Master  Servicer as successor  servicer under any  subservicing  agreement shall give notice to the applicable  mortgagors of such change of servicer and will,  during the term of its service as successor servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to the Agreement.

         If the Trustee  will  succeed to any duties of the Master  Servicer  respecting  the mortgage  loans as provided  herein,  it will do so in a separate capacity and not in its capacity as Trustee and,  accordingly,  the provisions of the Agreement  concerning the Trustee’s  duties will be  inapplicable  to the
Trustee in its duties as the successor to the Master  Servicer in the servicing of the mortgage loans  (although such  provisions will continue to apply to the
Trustee in its capacity as Trustee);  the provisions of the Agreement  relating to the Master Servicer,  however,  will apply to the Trustee in its capacity as successor master servicer.

         Upon any  termination  or  appointment  of a successor to the Master  Servicer,  the Trustee will give prompt written notice thereof to the Securities
Administrator and to the Rating Agencies.

         In addition to having  express  duties under the  Agreement,  the  Trustee,  as a  fiduciary,  also has certain  duties  unique to  fiduciaries  under applicable  law. In general,  the Trustee will be subject to certain  federal  laws and,  because the  Agreement is governed by New York law,  certain New York state laws.  As a national  bank acting in a fiduciary  capacity,  the trustee will, in the  administration  of its duties under the  Agreement,  be subject to certain  regulations  promulgated by the Office of the Comptroller of the Currency,  specifically  those set forth in Chapter 12, Part 9 of the Code of Federal
Regulations.  New York common law has required  fiduciaries  of common law trusts formed in New York to perform  their duties in  accordance  with the “prudent person” standard,  which, in this transaction,  would require the Trustee to exercise such diligence and care in the administration of the trust as a person of ordinary  prudence would employ in managing his own property.  However,  under New York common law, the  application of this standard of care can be restricted contractually  to apply only after the occurrence of a default.  The Agreement  provides that the Trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

The Securities Administrator

         Under the terms of the Agreement,  Wells Fargo is also  responsible  for securities  administration,  which  includes pool  performance  calculations, distributions to the certificateholders,  distribution  calculations,  and the preparation of monthly distribution reports. As Securities Administrator,  Wells
Fargo is  responsible  for the  preparation  and filing of all REMIC tax returns on behalf of the Trust and the  preparation  of monthly  reports on Form 10-D, current  reports on Form 8-K and annual  reports on Form 10-K that are  required  to be filed with the  Securities  and  Exchange  Commission  on behalf of the issuing  Trust.  Wells Fargo has been engaged in the business of securities  administration  since June 30, 1995. As of March 31, 2006,  Wells Fargo was acting as securities administrator with respect to more than $829,726,924,092 of outstanding residential mortgage-backed securities.

         For a general description of Wells Fargo, see the description herein under “The Master Servicer and the Servicer-The Master Servicer.”

         The Securities  Administrator  shall serve as Certificate  Registrar and Paying Agent.  The  Securities  Administrator’s  office for notices under the
Agreement is located at 9062 Old Annapolis Road,  Columbia,  Maryland 21045,  and for  certificate  transfer  services is located at Sixth Street and Marquette
Avenue, Minneapolis, MN 55479.

         The Agreement will provide that the Securities  Administrator and any director,  officer,  employee or agent of the Securities  Administrator  will be entitled to recover from the  Distribution  Account all reasonable  out-of pocket  expenses,  disbursements  and advances of the Securities  Administrator,  in connection  with any event of default,  any breach of the Agreement or any claim or legal action  (including  any pending or threatened  claim or legal action)
incurred or made by the Securities  Administrator in the administration of the trust created pursuant to the Agreement  (including the reasonable  compensation and  disbursements of its counsel),  other than any such expense,  disbursement or advance as may arise from its negligence or intentional  misconduct or which is the responsibility of the certificateholders.

The Master Servicer and Servicers

Master Servicer

         The Master Servicer will be responsible for master servicing the mortgage loans.  Master servicing responsibilities include:

                  o   receiving certain funds from servicers,

                  o   reconciling servicing activity with respect to the mortgage loans,

                  o   oversight of all servicing activity by the servicers, and

                  o   providing certain notices and other responsibilities as detailed in the Agreement.

         The master servicer may, from time to time,  outsource certain of its master servicing  functions,  although any such outsourcing will not relieve the master servicer of any of its responsibilities or liabilities under the Agreement.

         For a general description of the master servicer and its activities,  see “Master Servicer” in this prospectus  supplement.  For a general description of material  terms  relating to the Master  Servicer’s  removal or  replacement,  see “The  Agreements-Certain  Matters  Regarding the Master  Servicer and the
Depositor” in the prospectus.

Servicer Responsibilities

         Servicers are generally responsible for the following duties:

                  o   communicating with borrowers;

                  o   sending monthly remittance statements to borrowers’

                  o   collecting payments from borrowers;

                  o   recommending a loss mitigation strategy for borrowers who have defaulted on their loans (i.e. repayment plan, modification, foreclosure, etc.);

                  o   accurate and timely accounting,  reporting and remittance of the principal and interest portions of monthly  installment  payments to the master servicer, together with any other sums paid by borrowers that are required to be remitted;

                  o   accurate and timely accounting and administration of escrow and impound accounts, if applicable;

                  o   accurate and timely reporting of negative amortization amounts, if any;

                  o   paying escrows for borrowers, if applicable;

                  o   calculating and reporting payoffs and liquidations;

                  o   maintaining an individual file for each loan; and

                  o   maintaining primary mortgage insurance commitments or certificates if required, and filing any primary mortgage insurance claims.

Servicing and Other Compensation and Payment of Expenses

         The Master Servicer will be entitled to  compensation  for its activities  under the Agreement which shall be equal to the investment  income on funds in the  Distribution  Account  for the period  specified  in the  Agreement.  The  Depositor  will also be entitled  to  investment  income on the funds in the
Distribution  Account for the period  specified in the  Agreement.  The Master  Servicer and the Depositor will be liable for losses on such funds as set forth in the Agreement.  The amounts due to the Master Servicer as specified in this paragraph are hereafter  referred to as the Master Servicer  Compensation.  Each of the Servicers will be entitled to receive a Servicing Fee as  compensation  for its activities  under the related  Servicing  Agreement equal to 1/12 of the
Servicing Fee Rate  multiplied by the Stated  Principal  Balance of each mortgage loan serviced by such Servicer as of the Due Date in the month  preceding the month in which such  distribution  date occurs.  However,  Prepayment  Interest  Shortfalls on the mortgage loans resulting from prepayments in full or in part will be offset by the related  Servicer up to an amount equal to its  aggregate  Servicing  Fee due in such month or, upon a Servicer’s  default in the payment thereof, by the Master Servicer on the distribution date in the following calendar month to the extent of Compensating Interest Payments as described herein.

         In addition to the primary  compensation  described above, the applicable  Servicer may be entitled to retain  assumption fees, tax service fees, late payment  charges and, with respect to the group II mortgage  loans only,  any  prepayment  charges and  penalties,  in each case the extent  collected from the related mortgagor and as provided in the related Servicing Agreement.

         The applicable  Servicer will pay all related expenses incurred in connection with its servicing  responsibilities  (subject to limited  reimbursement as described in the related Servicing Agreement).

Table of Fees

         The following table  indicates the fees expected to be paid from the cash flows from the mortgage loans and other assets of the trust fund,  while the offered certificates are outstanding.

         All fees are expressed as a percentage, at an annualized rate, applied to the outstanding aggregate principal balance of the mortgage loans.

                        Item                                 Fee                            Paid From
               Servicing/Subservicing Fee(1)        0.250% through 0.500%              Mortgage Loan Interest
                                                    per annum                          Collections

         (1)  The servicing/subservicing fee is paid on a first priority basis from collections allocable to interest on the mortgage loans, prior to distributions to certificateholders.

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Collection and Other Servicing Procedures

         The applicable  Servicers will use their reasonable  efforts to ensure that all payments required under the terms and provisions of the mortgage loans are collected,  and shall follow collection  procedures comparable to the collection procedures that the Servicer employs when servicing mortgage loans for its own account,  to the extent such  procedures  shall be consistent  with the terms of the Servicing  Agreements.  The Master  Servicer  shall not consent to any modification  that will result in the  imposition  of taxes on any REMIC or otherwise  adversely  affect the REMIC status of the trust.  Any modified  loan may remain in the Trust,  and the reduction in collections  resulting from a modification  may result in reduced  distributions of interest or principal on, or may extend the final maturity of, one or more classes of the related securities.

         If a mortgaged property has been or is about to be conveyed by the mortgagor and the Servicers have knowledge  thereof,  the Servicers will accelerate the maturity of the mortgage loan, to the extent permitted by the terms of the related  mortgage note, the terms of any primary  mortgage  insurance policy and applicable  law. If a Servicer  reasonably  believes that the due-on-sale  clause cannot be enforced under  applicable law, such Servicer may enter into (i) an assumption  agreement  with the person to whom such  property  has been or is about to be  conveyed,  pursuant to which such person  becomes  liable  under the mortgage note and the mortgagor,  to the extent permitted by applicable law, remains liable thereon or (ii) a substitution of liability  agreement  pursuant to which the original  mortgagor is released from  liability and the purchaser of the mortgaged  property is substituted as the mortgagor and becomes liable under the mortgage  note,  in  accordance  with the terms of the  Servicing  Agreement.  The related  Servicer  will retain any fee  collected  for entering  into an assumption  agreement as additional servicing  compensation to the extent provided in the related Servicing Agreement.  In regard to circumstances in which the
Servicers may be unable to enforce  due-on-sale  clauses,  see “Legal Aspects of Mortgage  Loans-Enforceability  of Certain  Provisions” in the prospectus.  In connection with any such assumption, the mortgage rate borne by the related mortgage note may not be changed.

         Each Servicer will  establish  and  maintain,  in addition to the Protected  Account  described  under “-The  Protected  Accounts” in this  prospectus supplement,  one or more  accounts  which  comply with the  requirements  of the  Servicing  Agreements.  The  Servicers  will  deposit and retain  therein all collections from the mortgagors for the payment of taxes,  assessments,  insurance premiums,  or comparable items as agent of the mortgagors as provided in the
Servicing  Agreements.  Each of these accounts and the investment of deposits therein shall comply with the requirements of the Servicing  Agreements and shall meet the requirements of the Rating Agencies.  Withdrawals of amounts from the Protected  Accounts may be made to effect timely payment of taxes,  assessments, insurance  premiums,  or comparable items, to reimburse the Servicer for any advances made with respect to such items, for application to restoration or repair of the mortgaged  property,  to refund to any mortgagors any sums as may be determined to be overages,  to pay to the related Servicer,  or to the mortgagor to the  extent  required  by law,  interest  paid on the funds on deposit in such  accounts  to clear and  terminate,  such  accounts  at or at any time after the termination of the Servicing Agreements, and to make such other withdrawals as provided in the Servicing Agreements.

         The Servicers will maintain errors and omissions insurance and fidelity bonds in certain specified amounts.

Modifications

         In instances in which a mortgage loan is in default or if default is reasonably  foreseeable,  a Servicer may permit  servicing  modifications  of the mortgage  loan  rather  than  proceeding  with  foreclosure.  However,  the  Servicer’s  ability to  perform  servicing  modifications  will be subject to some limitations as described in the related  Servicing  Agreement,  including but not limited to, a Servicer may not (i) permit any modification  that would change the related Mortgage Interest Rate, (ii) forgive the payment of principal or interest,  (iii) reduce or increase the outstanding  principal balance (except for actual payments of principal) or change the final maturity date of such Mortgage Loan.

Evidence as to Compliance

         The  Agreement  will  provide  that on or before a  specified  date in March of each year,  beginning  with the first year after the year in which the
Cut-off Date occurs,  the Securities  Administrator,  the Master Servicer,  the related servicers and each party  participating in the servicing  function will provide to the Master  Servicer,  the Depositor and the Securities  Administrator a report on an assessment of compliance with the minimum  servicing  criteria established in Item 1122(a) of Regulation AB (the “AB Servicing  Criteria”).  The AB Servicing  Criteria  include specific  criteria  relating to the following areas: general servicing considerations,  cash collection and administration,  investor remittances and reporting, and pool-asset  administration.  Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

         The Agreement will also provide that the Securities  Administrator,  the Master Servicer,  the related  servicers and each party  participating in the servicing function will deliver to the Master Servicer,  the Depositor and the Securities  Administrator along with its report on assessment of compliance,  an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

         The Agreement  will also provide for delivery to the Master  Servicer,  Depositor and the Securities  Administrator,  on or before a specified date in
March of each year, of a separate  annual  statement of compliance  from each servicer to the effect that, to the best knowledge of the signing  officer,  such person has fulfilled in all material  respects its obligations under the Agreement or related  servicing  agreement  throughout the preceding year or, if there has been a material  failure in the  fulfillment  of any such  obligation,  the  statement  will specify such failure and the nature and status  thereof.  This statement may be provided as a single form making the required statements as to more than one Agreement or related servicing agreement.

         Copies of the annual  reports of assessment of compliance,  attestation  reports,  and statements of compliance may be obtained by  certificateholders without charge, if not available on the Securities  Administrator's  website, upon written request to the Master Servicer at the address of the Master Servicer set forth above under “The Master  Servicer.”  These items will be filed with the Issuing  Entity’s  annual report on Form 10-K, to the extent  required  under
Regulation AB.

Realization Upon Defaulted Mortgage Loans

         Each Servicer will take such action as it deems to be in the best interest of the trust with respect to defaulted  mortgage  loans and foreclose  upon or otherwise  comparably  convert the ownership of properties  securing  defaulted  mortgage loans as to which no satisfactory  collection  arrangements can be made.  To the extent set forth in the related  Servicing  Agreement,  each  Servicer will service the property  acquired by the trust  through  foreclosure  or deed-in-lieu of foreclosure in accordance with procedures that such Servicer  employs and exercises in servicing and  administering  mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

         Since  Insurance  Proceeds  cannot  exceed  deficiency  claims and certain  expenses  incurred by a Servicer,  no insurance  payments will result in a recovery to certificateholders which exceeds the principal balance of the defaulted mortgage loan together with accrued interest thereon at its Net Rate.

Transfer of Master Servicing

         The Master  Servicer may sell and assign its rights and delegate its duties and  obligations  in its entirety as master  servicer under the Agreement;
provided,  however,  that: (i) the purchaser or transferee  accepting such  assignment and delegation (a) shall be a person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac,  notwithstanding  that the Master Servicer need not be so qualified;  (b) shall have a net worth of not less than
$10,000,000  (unless  otherwise  approved by each  rating  agency  pursuant to clause (ii)  below);  (c) shall be  reasonably  satisfactory  to the Trustee (as evidenced in writing signed by the Trustee);  and (d) shall execute and deliver to the Trustee an agreement,  in form and substance reasonably  satisfactory to the Trustee,  which contains an assumption by such person of the due and punctual  performance and observance of each covenant and condition to be performed or observed by it as master  servicer under the Agreement;  (ii) each Rating Agency shall be given prior written notice of the identity of the proposed  successor to the Master Servicer and each Rating Agency’s rating of the  Certificates in effect  immediately  prior to such  assignment,  sale and delegation will not be downgraded,  qualified  or withdrawn  as a result of such  assignment,  sale and  delegation,  as evidenced by a letter to such effect  delivered to the Master
Servicer and the Trustee;  (iii) the Master Servicer  assigning and selling the master  servicing shall deliver to the Trustee an officer’s  certificate and an opinion of counsel  addressed to the Trustee,  each stating that all  conditions  precedent to such action under the  Agreement  have been  completed  and such action is permitted by and complies  with the terms of the Agreement  and (iv) in the event the Master  Servicer is terminated  without cause by EMC, EMC shall pay the terminated  Master Servicer a termination  fee equal to 0.25% of the aggregate  Stated  Principal  Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor  master  servicer.  No such  assignment or delegation  shall affect any liability of the Master
Servicer arising prior to the effective date thereof.

Optional Purchase of Defaulted Loans

         With respect to any Mortgage  Loan which as of the first day of a Fiscal  Quarter is  delinquent  in payment by 90 days or more or is an REO Property, the Sponsor shall have the right to purchase  such  Mortgage Loan from the Trust at a price equal to the  Repurchase  Price;  provided,  however  (i) that such
Mortgage  Loan is still 90 days or more  delinquent or is an REO Property as of the date of such purchase and (ii) this  purchase  option,  if not  theretofore exercised,  shall terminate on the date prior to the last day of the related Fiscal Quarter.  This purchase option,  if not exercised,  shall not be thereafter reinstated  unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes 90 days or more  delinquent or becomes an REO Property,  in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

The Protected Accounts

         Each Servicer will establish and maintain one or more accounts,  referred to herein as the Protected  Accounts,  into which it will deposit on a daily basis all collections of principal and interest on any mortgage loans,  including but not limited to Principal  Prepayments,  Insurance  Proceeds,  Liquidation
Proceeds (less amounts reimbursable to the Servicer out of Liquidation Proceeds in accordance with the applicable  Servicing  Agreement),  the Repurchase Price for any mortgage loans  repurchased,  and advances made from such Servicer’s own funds (less the Servicing Fee). All Protected Accounts and amounts at any time credited thereto shall comply with the requirements of the applicable  Servicing  Agreement and shall meet the requirements of the Rating Agencies with respect thereto.

         On the date  specified in the  applicable  Servicing  Agreement,  the related  Servicer  will  withdraw or cause to be withdrawn  from the  applicable
Protected  Accounts and any other  permitted  accounts and will remit to the Securities  Administrator  for deposit in the  Distribution  Account the available funds of each Loan Group for such distribution date.

The Distribution Account

         The  Securities  Administrator  shall  establish  and  maintain in the name of the  Trustee,  for the benefit of the  certificateholders,  an account, referred to herein as the Distribution  Account,  into which the Servicers will remit amounts collected on the mortgage loans and any required advances and the
Master Servicer will remit advances (to the extent required to make advances) from the Master  Servicer’s own funds (less the Master  Servicer’s  expenses,  as provided in the Agreement).  The  Distribution  Account and amounts at any time credited  thereto shall comply with the requirements of the Agreement and shall meet the requirements of the Rating Agencies.  The Securities Administrator will deposit in the Distribution Account, as received, the following amounts:

                  (i)      Any amounts withdrawn from a Protected Account or other permitted account;

                  (ii)     Any Monthly Advance and Compensating Interest Payments;

                  (iii)    Any Insurance  Proceeds or Net Liquidation  Proceeds received by the Master Servicer which were not deposited in a Protected Account or other permitted account;

                  (iv)     The Repurchase Price with respect to any mortgage loans  repurchased and all proceeds of any mortgage loans or property  acquired in connection with the optional termination of the Trust;

                  (v)      Any amounts required to be deposited with respect to losses on permitted investments; and

                  (vi)     Any other  amounts  received by the Master  Servicer  and  required to be  deposited  in the  Distribution  Account  pursuant to the
                           Agreement.

         The amount at any time  credited to the  Distribution  Account  shall be in general (i) fully  insured by the FDIC to the  maximum  coverage  provided thereby or (ii)  invested in the name of the Trustee,  in such  permitted  investments  selected by the  Depositor or  deposited in demand  deposits  with such depository  institutions  as selected by the  Depositor,  provided that time  deposits of such  depository  institutions  would be a permitted  investment  (as specified in the Agreement).

         On each  distribution  date,  the  Securities  Administrator  shall pay the  certificateholders  in  accordance  with the  provisions  set forth under
“Description of the  Certificates-Distributions  on the Group I Certificates,”  “-Distributions on the Group II Certificates” and  “-Distributions on the Group
III Certificates”  in this prospectus supplement.

The Reserve Fund

          The Securities  Administrator shall establish and maintain in the name of the Trustee,  for the benefit of the holders of the Group I Offered,  Class
I-B-3 and Class B-IO  Certificates,  an account,  referred to as the Reserve  Fund,  into which on each  distribution  date,  amounts  received  under each Cap
Contract will be deposited in accordance  with the provisions as set forth under “The Cap Contracts” in this prospectus  supplement.  The amount at any time on deposit in the Reserve Fund held in trust for the benefit of the Group I Offered,  Class I-B-3 and Class B-IO  Certificates  shall, at the written direction of the Class B-IO  Certificateholder,  be held either (i) uninvested in a trust or deposit account of the Securities  Administrator with no liability for interest or other compensation  thereon or (ii) invested in permitted  investments that mature no later than the Business Day prior to the next succeeding  Distribution
Date. Any losses on such permitted  investments  shall not in any case be a liability of the Securities  Administrator but an amount equal to such losses shall be given by the Class B-IO  Certificateholders to the Securities  Administrator out of such  Certificateholders’ own funds immediately as realized, for deposit by the Securities Administrator into the Reserve Fund.

         On each  distribution  date,  amounts held in the Reserve Fund for the benefit of the related Group I Certificates  will be allocated to the Class I-A
Certificates and the Class I-M-1, Class I-M-2, Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates,  to the extent of amounts available for distribution in the Reserve Fund, in accordance with the provisions set forth with respect thereto under “The Cap Contracts” in this prospectus supplement.

Voting Rights

         Voting rights of the trust in general will be allocated  among the classes of  Certificates  (other than the Residual  Certificates)  based upon their respective Certificate Principal Balances; provided that voting rights equal to 1.00% of the total amount will be allocated to the Residual Certificates.

Reports to Certificateholders

         On each  distribution  date,  the  Securities  Administrator  will make  available a report  setting  forth  certain  information  with respect to the composition of the payment being made, the Certificate  Principal  Balance of an individual  Certificate  following such payment and certain other  information relating to the Certificates and the mortgage loans (and, at its option,  any additional  files containing the same information in an alternative  format),  to be provided to each holder of Certificates  and the Rating Agencies via the Securities  Administrator’s  internet website located at  www.ctslink.com.  Parties that are unable to use the above  distribution  option  are  entitled  to have a paper copy  mailed to them via first  class  mail by  calling  the  Securities
Administrator’s  customer service desk at (301) 815-6600 and indicating such. The Securities  Administrator  will have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties,  and the Securities  Administrator will provide timely and adequate notification to all above parties regarding any such changes.

Termination

         The  obligations of the Trustee,  the Master Servicer and the Securities  Administrator  created by the Agreement will terminate upon (i) the later of the making of the final payment or other  liquidation,  or any advance with respect  thereto,  of the last mortgage loan subject  thereto or the disposition of all property  acquired upon foreclosure or acceptance of a deed in lieu of foreclosure of any such mortgage loans,  (ii) the payment to  certificateholders  of all amounts  required to be paid to them pursuant to the Agreement or (iii) the  repurchase by or at the direction of the Sponsor or its designee of all of the mortgage loans and all related REO Property in the trust, as further discussed below.

         On any distribution  date on which the aggregate  Stated Principal  Balance of (i) the group I mortgage loans is less than 20% of the aggregate Stated
Principal  Balance of the group I mortgage loans as of the Cut-Off Date or (ii) the group II mortgage loans is less than 10% of the aggregate  Stated Principal
Balance of the group II  mortgage  loans as of the  Cut-Off  Date or (iii) the group III  mortgage  loans is less than 10% of the  aggregate  Stated  Principal
Balance of the group III mortgage  loans as of the Cut-Off Date, the Sponsor or its designee may repurchase  from the trust all group I mortgage  loans,  group
II mortgage loans or group III mortgage  loans, as the case may be,  remaining  outstanding  and any REO Property  related to group I mortgage loans,  group II mortgage  loans or group III  mortgage  loans,  as the case may be,  remaining  in the trust at a purchase  price equal to the sum of (a) the unpaid  principal balance of the related mortgage loans (other than mortgage loans related to REO Property),  net of the principal  portion of any unreimbursed  Monthly Advances relating to the related mortgage loans made by the purchaser,  plus accrued but unpaid interest thereon at the applicable  mortgage rate to, but not including, the first day of the month of  repurchase,  (b) the  appraised  value of any  related REO  Property,  less the good faith  estimate  of the Master  Servicer of liquidation  expenses to be incurred in connection  with its disposal  thereof (but not more than the unpaid  principal  balance of the related  mortgage loan, together with accrued but unpaid  interest on that balance at the applicable  mortgage rate, but not including the first day of the month of  repurchase),  (c)
unreimbursed  out-of-pocket  costs of the Master Servicer,  including  unreimbursed  servicing  advances and the principal portion of any unreimbursed  Monthly
Advances,  made on the related  mortgage  loans prior to the exercise of such  repurchase  and (d) any  unreimbursed  costs and  expenses of the  Trustee,  the
Custodian and the Securities  Administrator  payable in accordance  with the terms of the Agreement.  The Sponsor or such designee,  if not the Master Servicer or an  affiliate,  shall be deemed to  represent  that one of the  following  will be true and  correct:  (i) the exercise of such option shall not result in a non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code or (ii) the Sponsor or such designee is (A) not a party in interest with respect to any Plan (as defined  below) and (B) is not a “benefit plan  investor”  (other than a plan  sponsored or maintained by the Sponsor or such  designee,  provided that no assets of such plan are  invested  or deemed to be  invested in the  Certificates).  If the holder of this option is unable to exercise  such option by reason of the preceding  sentence,  then the Master  Servicer may exercise such option.  Any such  repurchase  will result in the retirement of, in the case of the group I mortgage loans,  all of the Group I Certificates,  in the case of the group II mortgage loans,  all of the Group II Certificates and in the case of the group III mortgage loans, all of the Group III  Certificates.  The trust may also be terminated and the Certificates  retired on any distribution date upon the Depositor’s  determination,  based upon an opinion of counsel, that the status of the trust fund as a REMIC has been lost or that a substantial risk exists that such status will be lost for the then current  taxable  year. In no event will the trust created by the  Agreement  continue  beyond the  expiration of 21 years from the death of the survivor of the persons named in the Agreement. See “The Agreements-Termination; Retirement of Securities” in the prospectus.

                                                                FEDERAL INCOME TAX CONSEQUENCES

General

         Upon the issuance of the Offered  Certificates,  Orrick,  Herrington & Sutcliffe LLP, counsel to the Depositor,  will deliver its opinion generally to the effect that,  assuming  compliance  with all  provisions of the  Agreement,  for federal  income tax purposes,  each REMIC  election made by the Trust will qualify as a REMIC under the  Internal  Revenue Code of 1986  referred to herein as the Code.  The Offered  Certificates  will  represent  ownership of regular interests in a REMIC and are herein  referred to as the REMIC  Regular  Certificates.  The Group I Offered  Certificates  will also  represent  ownership of an interest  in the  related  cap  contracts.  The Group I Offered  Certificates  will also  represent  certain  rights to the  payment  of Basis  Risk  Shortfall
Carry-forward  Amounts. See  “Characterization of the Group I Offered  Certificates”.  The interests evidenced by the Residual  Certificates will be designated as the residual interests in the REMICs.  All holders of REMIC Regular  Certificates are advised to see “Federal Income Tax Consequences” in the prospectus for a discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the REMIC Regular Certificates.

         The  portions  of the REMIC  Regular  Certificates  that  represent  ownership  of  regular  interests  in a REMIC  generally  will be taxable as debt obligations  under the Code,  and interest paid or accrued on those  portions of the REMIC Regular  Certificates,  including any original  issue  discount with respect to any REMIC Regular Certificates issued with original issue discount,  will be taxable to  certificateholders in accordance with the accrual method of accounting,  regardless of their usual method of accounting.  It is anticipated that, for federal income tax purposes,  some of the REMIC Regular  Certificates may be issued with original  issue  discount.  See “Federal  Income Tax  Consequences-REMICS-Taxation  of Owners of REMIC Regular  Certificates-Original  Issue
Discount” in the prospectus.  The Internal  Revenue Service  referred to herein as the IRS, has issued OID regulations  under Sections 1271 to 1275 of the Code generally  addressing the treatment of debt instruments issued with original issue discount referred to herein as the OID Regulations.  All purchasers of REMIC
Regular  Certificates  are urged to consult  their tax  advisors for advice  regarding  the effect,  in any, of the  original  issue  discount  provisions  and regulations on the purchase of the REMIC Regular  Certificates.  The  prepayment  assumption  that will be used in determining  the rate of accrual of original issue  discount with respect to the Group I  Certificates  is 30% CPR, with respect to the Group II  Certificates  is 25% CPR and with respect to the Group III
Certificates  is 25% CPR.  The  prepayment  assumption  represents a rate of payment of  unscheduled  principal  on a pool of mortgage  loans,  expressed as an annualized  percentage of the outstanding  principal  balance of such mortgage loans at the beginning of each period.  See “Yield on the  Certificates-Weighted
Average  Lives”  herein for a  description  of the  prepayment  assumption  model  used  herein.  However,  no  representation  is made as to the rate at which prepayments actually will occur.

         In certain  circumstances the OID Regulations  permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer.  Accordingly,  it is  possible  that the holder of a REMIC  Regular  Certificate  may be able to select a method for  recognizing original issue discount that differs from that used by the Securities Administrator in preparing reports to the certificateholders and the IRS.

         Certain  classes of the REMIC  Regular  Certificates  may be treated for federal  income tax purposes as having been issued at a premium.  Whether any holder of such a class of  Certificates  will be treated as holding a  certificate  with  amortizable  bond  premium  will  depend on such  certificateholder's purchase price and the  distributions  remaining to be made on such  Certificate  at the time of its  acquisition  by such  certificateholder.  Holders of such classes of Certificates  should consult their tax advisors  regarding the  possibility of making an election to amortize such premium.  See “Federal Income Tax
Consequences-REMICS-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount” and “-Premium” in the prospectus.

         We make no representation  on whether the Offered  Certificates (or what, if any, portion thereof) will constitute “real estate assets” or whether the interest (or any portion) thereon will be considered  “interest on obligations secured by mortgages on real property”,  in each case for real estate investment trusts. In addition,  we make no  representation on whether the Offered  Certificates (or what, if any, portion thereof) will constitute a “regular interest in a REMIC” under section 7701(a)(19)(C) for purposes of domestic building and loan associations.

         For  further  information  regarding  the  federal  income tax  consequences  of  investing  in the  Offered  Certificates,  see  “Federal  Income Tax
Consequences-REMICS” in the prospectus.

Characterization of the Group I Offered Certificates

         All holders of the Group I Offered  Certificates  will be entitled  (subject to specific  priorities and to the extent of related Basis Risk Shortfall
Carry-forward  Amounts,  Unpaid Realized Loss Amounts,  Current Interest,  Interest  Carry-forward  Amounts and Carry-forward  Shortfall Amounts) to receive as payments of Basis Risk Shortfall  Carry-forward  Amounts or Carry-forward  Shortfall Amounts, as applicable,  certain of the amounts deposited into the Reserve
Fund from the  excess  cash flow and the Cap  Contracts.  Accordingly,  holders of the Group I Offered  Certificates  will be treated  for  federal  income tax purposes as owning a regular  interest in a REMIC and a beneficial  ownership  interest in the right to receive  payments from the Reserve  Fund,  which is not included in any REMIC.  The  treatment of amounts  received by the  Certificateholder  with  respect to such  Certificateholder's  right to receive  Basis Risk
Shortfall  Carry-forward  Amounts  or  Carry-forward  Shortfall  Amounts  as a result of the  application  of the Net Rate Cap or excess  amounts  from the Cap
Contracts will depend upon the portion of such  Certificateholder's  purchase price allocable thereto.  Under the REMIC  regulations,  each holder of a Group I
Offered  Certificate  must  allocate its purchase  price for its  Certificate  between its undivided  interest in the related  REMIC  regular  interest and its interest in the right to receive payments from the Reserve Fund in respect of any Basis Risk Shortfall  Carry-forward Amounts,  Carry-forward Shortfall Amounts or excess  amounts  from the Cap  Contracts  in  accordance  with the  relative  fair  market  values of each  property  right.  Holders of the Group I Offered
Certificates  may also have to allocate  basis to the Reserve  Fund on account of the right to receive  Unpaid  Realized  Loss  Amounts,  Current  Interest and
Interest  Carry-forward  Amounts,  although the Securities  Administrator intends to treat such payments as advances (in which event it is likely that no basis should be allocated to such  rights).  Such  allocations  will be used for,  among other  things,  purposes of computing any original  issue  discount,  market discount or premium,  as well as for  determining  gain or loss on  disposition.  No  representation  is or will be made as to the relative  fair market values thereof.  Generally,  payments made to  Certificates  with respect to any Basis Risk Shortfall  Carry-forward  Amounts or excess amounts from the Cap Contracts will be included in income based on, and the purchase  price  allocated to the Reserve Fund may be amortized in accordance  with, the  regulations  relating to notional principal  contracts.  In the case of non-corporate  holders of the Group I Offered Certificates the amortization of the purchase price may be subject to limitations as an itemized deduction,  and may not be useable at all, if the taxpayer is subject to the alternative  minimum tax. However,  regulations have recently been proposed that modify the taxation of notional  principal  contracts that contain  contingent  nonperiodic  payments.  As the  application of such regulations (i.e.,  whether they apply, and if so, how they apply) are, at this time, unclear,  holders of the Group I Offered Certificates should consult with their own tax advisors with respect to the proper treatment of their interest in the Reserve Fund.

         In the event that the right to receive  payments  under one of the Cap  Contracts is  characterized  as a “notional  principal  contract”  for federal income tax purposes,  upon the sale of a related Group I Offered  Certificate,  the amount of the sale  allocated to the selling  certificateholder’s  right to receive  payments  under the Cap Contract  would be considered a  “termination  payment” under the notional  principal  contract  regulations  allocable to the related  certificate.  A selling  certificateholder  would have gain or loss from such a termination  of the right to receive  distributions  in respect of the payments  under the Cap Contract  equal to (i) any  termination  payment it received or is deemed to have received  minus (ii) the  unamortized  portion of any amount paid, or deemed paid, by the certificateholder upon entering into or acquiring its interest in the right to receive payments under the Cap Contract.

         Gain or loss realized upon the  termination  of the right to receive  payments under a Cap Contract will generally be treated as capital gain or loss.
Moreover,  in the case of a bank or thrift institution, Internal Revenue Code Section 582(c) would likely not apply to treat such gain or loss as ordinary.

Penalty Protection

         If penalties  were asserted  against  purchasers of the  Certificates  offered  hereunder in respect of their  treatment of the  Certificates  for tax purposes,  the summary of tax  considerations  contained,  and the opinions  stated,  herein and in the prospectus  may not meet the  conditions  necessary for purchasers’ reliance on that summary and those opinions to exculpate them from the asserted penalties.

                                                                    METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the underwriting agreement,  the Offered Certificates,  are being purchased from the Depositor by the
Underwriter  upon issuance.  The  Underwriter is an affiliate of the Depositor and the Sponsor.  The Offered  Certificates  will be offered by the  Underwriter
(only as and if issued and delivered to and accepted by the  Underwriter)  from time to time in negotiated  transactions  or otherwise at varying  prices to be determined  at the time of sale.  Proceeds to the  Depositor  are  expected  to be  approximately  100.13% of the  aggregate  principal  balance of the Offered
Certificates,  as of the Cut-off Date, plus accrued interest  thereon,  but before  deducting  expenses payable by the Depositor in connection with the Offered
Certificates which are estimated to be approximately $5,650,000.

         The Depositor will indemnify the Underwriter  against certain civil liabilities,  including  liabilities under the Securities Act of 1933, as amended, or will contribute to payments the Underwriter may be required to make in respect thereof.

         The  Underwriter  may effect  these  transactions  by selling the  underwritten  certificates  to or through  dealers,  and those  dealers may receive compensation in the form of  underwriting  discounts,  concessions or commissions  from the underwriter for whom they act as agent. In connection with the sale of the underwritten  certificates,  the Underwriter may be deemed to have received  compensation  from the Depositor in the form of underwriting  compensation.
The Underwriter and any dealers that  participate  with the  underwriters in the  distribution  of the related  underwritten  certificates  may be deemed to be underwriters  and any profit on the resale of the  underwritten  certificates  positioned by them may be deemed to be  underwriting  discounts and  commissions under the Securities Act.

         There is currently no secondary  market for the certificates  and no assurances are made that such a market will develop.  The Underwriter  intends to establish a market in the Offered Certificates, but is not obligated to do so. Any such market, even if established, may or may not continue.

                                                                       SECONDARY MARKET

         There is currently no secondary  market for the Certificates  and no assurances are made that such a market will develop.  The Underwriter  intends to establish a market in the Offered Certificates, but is not obligated to do so. Any such market, even if established, may or may not continue.

         The primary  source of  information  available  to investors  concerning  the Offered  Certificates  will be the monthly  statements  discussed in the prospectus  under  “Description  of the  Securities-Reports  to  Securityholders”  in this  prospectus  supplement,  which will include  information  as to the
Certificate  Principal  Balance of the Offered  Certificates  and the status of the applicable form of credit  enhancement.  There can be no assurance that any additional  information  regarding the Offered  Certificates will be available through any other source. In addition,  the Depositor is not aware of any source through which price information about the Offered  Certificates  will be generally  available on an ongoing basis. The limited nature of information  regarding the Offered  Certificates  may adversely affect the liquidity of the Offered  Certificates,  even if a secondary  market for the Offered  Certificates  becomes available.

                                                                        LEGAL OPINIONS

         Legal matters relating to the Offered  Certificates  will be passed upon for the Depositor and the Underwriter by Orrick,  Herrington & Sutcliffe LLP,
New York, New York.

                                                                       LEGAL PROCEEDINGS

         There are no material legal  proceedings  pending  against the Depositor,  the Trustee,  the Securities  Administrator,  the Issuing  Entity,  any 20%
concentration  originator or the Custodian,  or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the  certificateholders.  No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental  authorities,  that are material to the  certificateholders.  We refer you to “The Sponsor” and  “Servicing  of the Mortgage  Loans-The  Servicer”  for a description  of the legal proceedings against the Sponsor and the Servicer.

                                                     AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

         The Sponsor,  the Issuing Entity,  the underwriter and the Depositor are affiliated  parties.  The Master Servicer,  the Securities  Administrator and
the Custodian  are the same entity.  There are no  affiliations  between the Sponsor,  the  Depositor,  the  underwriter  or the Issuing  Entity and any of the
Trustee,  the Securities  Administrator,  the Master Servicer,  any 10% concentration  originator (other than EMC), any 10% concentration  servicer (other than
EMC), the Cap Counterparty or the Custodian.  There are no affiliations  among the Master Servicer,  the Trustee,  any 10% concentration  originator or any 10%
concentration servicer. There are currently no business relationships,  agreements,  arrangements,  transactions or understandings between (a) the Sponsor, the
Depositor,  the underwriter or the Issuing Entity and (b) any of the parties  referred to in the preceding  sentence,  or any of their  respective  affiliates, that were  entered  into  outside the normal  course of business or that  contain  terms other than would be obtained in an arm’s  length  transaction  with an unrelated third party and that are material to the investor’s  understanding of the Certificates,  or that, except as otherwise disclosed herein, relate to the
Certificates or the pooled assets. Except as otherwise disclosed herein, no such business relationship,  agreement,  arrangement,  transaction or understanding has existed during the past two years.

                                                                                RATINGS

         It is a condition to the issuance of each class of Offered Certificates that it receives at least the ratings set forth below from S&P and Moody’s.

Offered Certificates             S&P       Moody’s
Class I-1A-1                     AAA         Aaa
Class I-1A-2                     AAA         Aaa
Class I-2A-1                     AAA         Aaa
Class I-2A-2                     AAA         Aaa
Class I-3A-1                     AAA         Aaa
Class I-3A-2                     AAA         Aaa
Class II-1A-1                    AAA         Aaa
Class II-1A-2                    AAA         Aaa
Class II-1X-1                    AAA         Aaa
Class II-2A-1                    AAA         Aaa
Class II-2A-2                    AAA         Aaa
Class II-2X-1                    AAA         Aaa
Class II-2X-2                    AAA         Aaa
Class II-3A-1                    AAA         Aaa
Class II-3A-2                    AAA         Aaa
Class II-3A-3                    AAA         Aaa
Class II-3A-4                    AAA         Aaa
Class II-3A-5                    AAA         Aaa
Class II-3X-1                    AAA         Aaa
Class II-3X-2                    AAA         Aaa
Class III-1A-1                   AAA         Aaa
Class III-1A-2                   AAA         Aa1
Class III-2A-1                   AAA         Aaa
Class III-2A-2                   AAA         Aa1
Class III-3A-1                   AAA         Aaa
Class III-3A-2                   AAA         Aaa
Class III-3A-3                   AAA         Aaa
Class III-3A-4                   AAA         Aa1
Class III-3X-1                   AAA         Aaa
Class III-3X-2                   AAA         Aaa
Class I-M-1                      AA          Aa2
Class I-M-2                       A          A2
Class I-B-1                      BBB        Baa2
Class I-B-2                     BBB-        Baa3
Class II-B-1                     AA+         Aa1
Class II-B-2                     AA          Aa2
Class II-B-3                     AA-         Aa3
Class II-B-4                     A+          A1
Class II-B-5                      A          A2
Class II-B-6                     A-          A3
Class II-B-7                    BBB+        Baa1
Class II-B-8                     BBB        Baa2
Class III-B-1                    AA          Aa2
Class III-B-2                     A          A2
Class III-B-3                    BBB        Baa2

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         The ratings  assigned by S&P and Moody’s to mortgage  pass-through  certificates  address the  likelihood of the receipt of all  distributions  on the mortgage loans by the related  certificateholders  under the agreements  pursuant to which such certificates  were issued.  S&P’s and Moody’s ratings take into consideration  the credit quality of the related mortgage pool,  structural and legal aspects  associated with such  certificates,  and the extent to which the payment stream in the mortgage pool is adequate to make payments  required under such  certificates.  S&P’s and Moody’s  ratings on such  certificates  do not, however, constitute a statement regarding frequency of prepayments on the mortgages.

         The ratings of the Rating Agencies do not address the possibility that, as a result of principal  prepayments or recoveries  certificateholders  might suffer a lower than anticipated yield.

         The ratings assigned to the Offered  Certificates  should be evaluated  independently  from similar ratings on other types of securities.  A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

         The Depositor has not requested a rating of the Offered  Certificates by any rating agency other than the Rating  Agencies.  However,  there can be no assurance  as to whether  any other  rating  agency  will rate the  Offered  Certificates  or, in such  event,  what  rating  would be  assigned to the Offered
Certificates by such other rating agency.  The ratings assigned by such other rating agency to the Offered  Certificates may be lower than the ratings assigned by the Rating Agencies.

         The fees paid by the Depositor to the Rating  Agencies at closing  include a fee for ongoing  surveillance  by the Rating  Agencies for so long as any
Certificates  are  outstanding.  However,  the Rating  Agencies  are under no  obligation  to the  Depositor  to continue to monitor or provide a rating on the
Certificates.

                                                                       LEGAL INVESTMENT

         The Offered  Certificates  (other than the Class I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class
II-B-6, Class II-B-7,  Class II-B-8, Class III-B-2 and Class III-B-3  Certificates) will constitute “mortgage related securities” for purposes of the Secondary
Mortgage  Market  Enhancement  Act of 1984  referred to herein as SMMEA so long as they are rated in one of the two highest  rating  categories by a nationally recognized  statistical  rating  organization  and, as such, will be legal  investments for certain entities to the extent provided in SMMEA,  subject to state laws overriding  SMMEA.  Certain states have enacted  legislation  overriding the legal  investment  provisions of SMMEA. It is not anticipated  that the Class
I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,  Class II-B-3,  Class III-B-2 and Class III-B-3  Certificates  will be rated in one of the two highest rating categories and therefore will not constitute  “mortgage related  securities” for purposes of SMMEA. The Class I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,
Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6,  Class II-B-7,  Class II-B-8, Class III-B-2 and Class III-B-3 Certificates are referred to herein as the Non-SMMEA Certificates.  The appropriate  characterization of the Non-SMMEA Certificates under various legal investment restrictions,  and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant interpretative uncertainties.

         The Office of Thrift Supervision  referred to herein as the OTS has issued Thrift Bulletins 73a, entitled “Investing in Complex  Securities”  referred to herein as TB 73a,  which is effective as of December 18, 2001 and applies to savings  associations  regulated by the OTS, and 13a,  entitled  “Management of
Interest Rate Risk,  Investment  Securities,  and Derivatives  Activities” referred to herein as TB 13a, which is effective as of December 1, 1998, and applies to thrift institutions regulated by the OTS.

         One of the primary purposes of TB 73a is to require savings  associations,  prior to taking any investment position,  to determine that the investment position meets  applicable  regulatory and policy  requirements  (including  those set forth TB 13a (see below)) and internal  guidelines,  is suitable for the institution,  and is safe and sound.  The OTS recommends,  with respect to purchases of specific  securities,  additional  analysis,  including,  among others, analysis of repayment  terms,  legal  structure,  expected  performance of the Issuing  Entity and any underlying  assets as well as analysis of the effects of payment  priority,  with respect to a security which is divided into separate  tranches with unequal  payments,  and  collateral  investment  parameters,  with respect to a security  that is  prefunded  or involves a revolving  period.  TB 73a  reiterates  the OTS’s due  diligence  requirements  for  investing  in all securities and warns that if a savings association makes an investment that does not meet the applicable  regulatory  requirements,  the savings  association’s investment  practices  will be subject to criticism,  and the OTS may require  divestiture  of such  securities.  The OTS also  recommends,  with respect to an investment in any “complex  securities,” that savings  associations  should take into account quality and suitability,  interest rate risk, and  classification factors.  For the purposes of each of TB 73a and TB 13a, “complex security” includes among other things any collateralized  mortgage  obligation or real estate mortgage  investment conduit security,  other than any “plain vanilla” mortgage  pass-through  security (that is, securities that are part of a single class of securities  in the related  pool that are  non-callable  and do not have any special  features).  Accordingly,  all classes of the Offered  Certificates  would likely be viewed as “complex  securities.”  With respect to quality and suitability  factors,  TB 73a warns (i) that a savings  association’s  sole reliance on outside ratings for material  purchases of complex  securities is an unsafe and unsound practice,  (ii) that a savings  association should only use ratings and analyses from nationally  recognized  rating agencies in conjunction with, and in validation of, its own underwriting  processes,  and (iii) that it should not use ratings as a  substitute  for its own  thorough  underwriting  analyses.  With  respect the  interest  rate risk  factor,  TB 73a  recommends  that savings associations should follow the guidance set forth in TB 13a.

         One of the primary  purposes of TB 13a is to require  thrift  institutions,  prior to taking any  investment  position,  to (i) conduct a pre-purchase portfolio  sensitivity  analysis for any  “significant  transaction”  involving  securities or financial  derivatives,  and (ii) conduct a  pre-purchase  price sensitivity  analysis of any “complex  security” or financial  derivative.  The OTS recommends that while a thrift  institution should conduct its own in-house pre-acquisition  analysis,  it may rely on an analysis  conducted by an  independent  third-party  as long as management  understands  the analysis and its key assumptions.  Further,  TB 13a recommends that the use of “complex securities with high price sensitivity” be limited to transactions and strategies that lower a thrift  institution’s  portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

         All investors whose investment  activities are subject to legal investment laws and regulations or to review by certain regulatory  authorities may be subject to restrictions on investment in the Certificates.  Any such institution is encouraged to consult its own legal advisors in determining  whether and to what extent there may be restrictions on its ability to invest in the Certificates. See “Legal Investment Matters” in the prospectus.

                                                                     ERISA CONSIDERATIONS

         Fiduciaries of employee  benefit plans subject to Title I of the Employee  Retirement  Income Security Act of 1974, as amended  (referred to herein as
ERISA),  should  consider the ERISA  fiduciary  investment  standards  before  authorizing  an  investment by any such plan in the  Certificates.  In addition, fiduciaries of employee  benefit plans subject to Title I of ERISA, as well as certain plans or other retirement  arrangements  that are not subject to Title I of ERISA but are subject to Section 4975 of the Code (such as individual  retirement accounts and Keogh plans covering only a sole proprietor or partners),  or any entity whose  underlying  assets  include  plan assets by reason of a plan or account  investing in such  entity,  including an insurance  company  general account  (collectively  referred to herein as  Plan(s)),  are  encouraged  to consult  with their  legal  counsel to  determine  whether an  investment  in the
Certificates  will cause the assets of the Trust (referred to herein as Trust Assets) to be considered  plan assets pursuant to the plan asset  regulations set forth at 29 C.F.R. § 2510.3-101  (referred to herein as the Plan Asset  Regulations),  thereby  subjecting the Plan to the  prohibited  transaction  rules with respect to the Trust Assets and the Trustee,  the Master  Servicer or the Servicers to the fiduciary  investments  standards of ERISA,  or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets,  unless an exemption  granted by the United States Department of Labor (referred to herein as the DOL) applies to the purchase, sale, transfer or holding of the Certificates.

         The DOL has issued Prohibited  Transaction Exemption 90-30 (as amended by Prohibited  Transaction  Exemptions 97-34, 2000-58 and 2002-41) (referred to herein as the  Underwriter’s  Exemption) to the Underwriter  which may apply to the Offered  Certificates.  However,  the  Underwriter’s  Exemption  contains a number of conditions which must be met for the exemption to apply,  including the requirements that (i) the investing Plan must be an “accredited  investor” as defined in Rule 501(a)(1) of Regulation D of the  Securities and Exchange  Commission  under the Securities Act and (ii) the Offered  Certificates  be rated at least “BBB-” (or its  equivalent) by Fitch Inc., or Fitch,  S&P or Moody’s,  at the time of the Plan’s  purchase,  provided that no Mortgage Loan has an LTV in excess of 100% on the Closing Date. See “ERISA  Considerations”  in the prospectus.  The DOL amended the  Underwriter’s  Exemption,  as well as the essentially identical exemptions issued to certain other financial  institutions,  in Prohibited  Transaction Exemption 2002-41 (67 Fed. Reg. 54487, September 22, 2002) to
allow the trustee to be affiliated with the underwriter in spite of the restriction in PTE 2000-58 to the contrary.

         The Underwriter’s Exemption is expected to apply to the Offered Subordinate  Certificates if the conditions described above are satisfied.  Therefore, each  beneficial  owner of a Offered  Subordinate  Certificate or any interest  therein shall be deemed to have  represented,  by virtue of its  acquisition or holding of that  Certificate or interest  therein,  that either (i) that  Certificate  was rated at least “BBB-” at the time of purchase,  (ii) such beneficial owner is not a benefit plan  investor,  or (iii) (1) it is an insurance  company,  (2) the source of funds used to acquire or hold the  certificate or interest therein is an  “insurance  company  general  account,” as such term is defined in DOL  Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60,  and (3) the
conditions in Sections I and III of PTCE 95-60 have been satisfied.

         If any Subordinate  Certificate or any interest therein is acquired or held in violation of the conditions described in the preceding  paragraph,  the next preceding permitted beneficial owner will be treated as the beneficial owner of that Subordinate  Certificate,  retroactive to the date of transfer to the purported  beneficial  owner. Any purported  beneficial owner whose acquisition or holding of that Certificate or interest therein was effected in violation of the conditions  described in the preceding paragraph shall indemnify and hold harmless the Depositor,  the Trustee,  the Securities  Administrator,  the Master
Servicer,  a Servicer,  any  subservicer,  and the trust from and against any and all  liabilities,  claims,  costs or expenses  incurred by those parties as a result of that acquisition or holding.

         Before purchasing an Offered Certificate,  a fiduciary of a Plan should itself confirm that the Certificate  constitutes  “securities” for purposes of the  Underwriter’s  Exemption  and that the  specific  and general  conditions  of the  Underwriter’s  Exemption  and the other  requirements  set forth in the
Underwriter’s  Exemption would be satisfied.  The Class R Certificates do not satisfy the requirements of the Underwriter’s  Exemption and may not be purchased by or on behalf of, or with plan assets of, any Plan.  Any Plan  fiduciary  that  proposes to cause a Plan to purchase a  Certificate  is encouraged to consult with its counsel with respect to the potential  applicability  to such  investment of the fiduciary  responsibility  and prohibited  transaction  provisions of
ERISA and the Code to the proposed  investment.  For further  information  regarding  the ERISA  considerations  of investing in the  Certificates,  see “ERISA
Considerations” in the prospectus.

         A  governmental  plan,  as  defined  in  Section  3(32) of ERISA,  is not  subject  to Title I of ERISA or  Section  4975 of the Code.  However,  such governmental  plan may be subject to  Federal,  state and local law,  which is, to a material  extent,  similar to the  provisions  of Section  406 of ERISA or
Section 4975 of the Code  (referred to herein as Similar  Law). A fiduciary of a  governmental  plan should make its own  determination  as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for and the availability of any exemptive relief under any Similar Law.

         The sale of any  Certificates  to a Plan is in no respect a  representation  by the  Underwriter  that such an  investment  meets all  relevant  legal requirements  with respect to  investments  by Plans  generally or any particular  Plan or that such an investment is  appropriate  for Plans  generally or any particular Plan.

                                                                     AVAILABLE INFORMATION

         The Depositor is subject to the  informational  requirements of the Exchange Act and in accordance  therewith files reports and other information with the Commission.  Reports and other  information filed by the Depositor can be inspected and copied at the Public Reference Room maintained by the Commission at
100 F Street NE, Washington,  DC 20549, and its Regional Offices located as follows:  Chicago Regional Office, 500 West Madison, 14th Floor, Chicago,  Illinois
60661; New York Regional Office, 233 Broadway,  New York, New York 10279.  Copies of the material can also be obtained from the Public Reference Section of the
Commission,  100 F Street NE, Washington,  DC 20549, at prescribed rates and electronically  through the Commission’s  Electronic Data Gathering,  Analysis and
Retrieval  system at the Commission’s  Website  (http://www.sec.gov).  Information  about the operation of the Public Reference Room may be obtained by calling the  Securities and Exchange  Commission at (800)  SEC-0330.  Exchange Act reports as to any series filed with the  Commission  will be filed under the Issuing
Entity’s name. The Depositor does not intend to send any financial reports to certificate holders.

         The Issuing Entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria,  attestation  reports, and statements of compliance,  discussed in “Description of the Certificates,”  “Reports to Certificateholders”  and “Servicing of the Mortgage  Loans-Evidence
as to Compliance”,  required to be filed under Regulation AB), periodic  distribution  reports on Form 10-D, certain current reports on Form 8-K and amendments to those reports,  together with such other reports to certificate  holders or information about the certificate as shall have been prepared and filed with the
Commission by the Securities  Administrator will be posted on the Securities  Administrator’s  internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission.  The address of the website is: www.ctslink.com.

                                                                 REPORTS TO CERTIFICATEHOLDERS

         So long as the Issuing  Entity is required to file reports  under the Exchange  Act,  those  reports will be made  available as described  above under
“Available Information”.

         If the Issuing Entity is no longer  required to file reports under the Exchange Act,  periodic  distribution  reports will be posted on the Securities
Administrator’s  website  referenced  above under  “Available  Information”  as soon as  practicable.  Annual  reports of assessment of compliance  with the AB
Servicing  Criteria,  attestation  reports,  and statements of compliance will be provided to registered holders of the related securities upon request free of charge.  See “Servicing of the Mortgage Loans-Evidence as to Compliance” and “Description of the Certificates-Reports to Certificateholders.”

                                                           INCORPORATION OF INFORMATION BY REFERENCE

         There are incorporated into this prospectus  supplement by reference all documents,  including but not limited to the financial statements and reports filed or caused to be filed or  incorporated  by reference by the depositor  with respect to a trust fund  pursuant to the  requirements  of Sections  13(a) or
15(d) of the Exchange Act, prior to the  termination of the offering of the Offered  Certificates of the related series.  All documents  subsequently  filed by the Depositor  pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the  Certificates shall also be deemed incorporated by reference into this prospectus supplement.

         The Depositor will provide or cause to be provided  without charge to each person to whom this  prospectus  supplement is delivered in connection with the offering of one or more classes of Offered  Certificates,  upon written or oral  request of the person,  a copy of any or all the reports  incorporated  in this prospectus supplement,  in each case to the extent the reports relate to one or more of such classes of the Offered Certificates,  other than the exhibits to the documents,  unless the exhibits are specifically incorporated by reference in the documents.  Requests should be directed in writing to Structured Asset
Mortgage  Investments II Inc., 383 Madison  Avenue,  New York,  New York 10179,  Attention:  Secretary,  or by telephone at (212)  272-2000.  The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                                                [remainder of page intentionally blank]

                                                                                GLOSSARY

         Below are abbreviated  definitions of significant  capitalized  terms used in this prospectus  supplement.  Capitalized  terms used in this prospectus supplement but not defined in this prospectus  supplement shall have the meanings assigned to them in the accompanying  prospectus.  The Agreement and Mortgage
Loan Purchase  Agreement may each contain more complete  definitions  of the terms used in this  prospectus  supplement  and reference  should be made to those agreements for a more complete understanding of these terms.

Accrued  Certificate  Interest - With respect to the Group II Certificates and the Group III  Certificates of any class on any  distribution  date, is equal to the amount of interest  accrued  during the related  Interest  Accrual Period at the  applicable  Pass-Through  Rate on the  Certificate  Principal  Balance or
Notional Amount,  as applicable,  of such Certificate  immediately prior to such  distribution  date, less (1) in the case of a Group II Senior  Certificate or
Group III Senior  Certificate,  such Certificate’s  share of (a) Prepayment  Interest Shortfalls on the mortgage loans in the related Loan Group, to the extent not covered by  Compensating  Interest  paid by a Servicer or the Master  Servicer,  (b) interest  shortfalls  on the mortgage  loans in the related Loan Group resulting  from the  application  of the Relief Act or similar state law and (c) after the applicable  Cross-Over  Date,  the interest  portion of any Realized
Losses on the mortgage loans in the related Loan Group, and (2) in the case of a Group II Subordinate  Certificate or Group III Subordinate  Certificate,  such
Certificate’s share of (a) Prepayment  Interest Shortfalls on the mortgage loans in the related Loan Group, to the extent not covered by Compensating  Interest paid by a Servicer or the Master  Servicer,  (b) interest  shortfalls on the mortgage  loans in the related Loan Group  resulting  from the  application of the
Relief Act or similar state law and (c) the interest  portion of any Realized  Losses on the mortgage loans in the related Loan Group.  The  applicable  Senior
Percentage of Prepayment  Interest  Shortfalls and interest  shortfalls  resulting from the  application of the Relief Act will be allocated among the Group II
Senior Certificates and the Group III Senior  Certificates in the related  Certificate Group in proportion to the amount of Accrued  Certificate  Interest that would have been allocated  thereto in the absence of such shortfalls.  The applicable  Subordinate  Percentage of Prepayment  Interest  Shortfalls and interest shortfalls  resulting  from the  application  of the Relief Act will be allocated  among the Group II Subordinate  Certificates  and the Group III  Subordinate
Certificates in proportion to the amount of Accrued  Certificate  Interest that would have been allocated  thereto in the absence of such  shortfalls.  Accrued
Certificate  Interest is calculated on the basis of a 360-day year  consisting of twelve 30-day months.  No Accrued  Certificate  Interest will be payable with respect to any class of Group II Certificates or Group III Certificates after the distribution date on which the outstanding  Certificate  Principal Balance of such Certificate has been reduced to zero.

Aggregate  Subordinate Optimal Principal Amount - The Group II Aggregate  Subordinate  Optimal Principal Amount or the Group III Aggregate  Subordinate Optimal
Principal Amount, as applicable.

Agreement - The Pooling and Servicing  Agreement,  dated as of June 1, 2006,  among the Depositor,  the Sponsor,  Wells Fargo Bank,  National  Association,  as
master servicer and securities administrator, and the Trustee.

Allocable  Share - With respect to (i) any class of Group II Subordinate  Certificates  on any  distribution  date will  generally  equal such class’s pro rata share (based on the Certificate  Principal Balance of each class entitled thereto) of the Group II Aggregate  Subordinate  Optimal Principal Amount;  provided, however, that no class of Group II Subordinate  Certificates (other than the class of Group II Subordinate  Certificates with the lowest numerical designation)
shall be entitled on any  distribution  date to receive  distributions  pursuant to clauses (2), (3) and (5) of the definition of Group II Subordinate  Optimal
Principal Amount unless the Class Prepayment  Distribution  Trigger for the related class is satisfied for such  distribution  date and (ii) any class of Group
III Subordinate  Certificates on any  distribution  date will generally equal such class’s pro rata share (based on the Certificate  Principal  Balance of each class  entitled  thereto)  of the Group  III  Aggregate  Subordinate  Optimal  Principal  Amount;  provided,  however,  that no class of Group III  Subordinate
Certificates (other than the class of Group III Subordinate  Certificates with the lowest numerical  designation) shall be entitled on any distribution date to receive  distributions  pursuant to clauses (2), (3) and (5) of the definition of Group III Subordinate  Optimal  Principal  Amount unless the Class Prepayment
Distribution  Trigger for the  related  class is  satisfied  for such  distribution  date.  Notwithstanding  the  foregoing,  if on any  distribution  date the
Certificate  Principal Balance of any class of Group II Subordinate  Certificates or Group III Subordinate  Certificates for which the related Class Prepayment
Distribution  Trigger was satisfied on such distribution date is reduced to zero, any amounts  distributable to such class pursuant to clauses (2), (3) and (5)
of the definition of Group II Subordinate  Optimal  Principal Amount or Group III Subordinate  Optimal Principal Amount to the extent of such class’s remaining
Allocable Share, shall be distributed to the remaining classes of Group II Subordinate Certificates or Group III Subordinate  Certificates,  as applicable,  in reduction of their respective Certificate Principal Balances, sequentially, in the order of their numerical Class designations.

Applied Realized Loss Amount - With respect to any class of Group I Offered  Certificates and as to any distribution  date, the sum of the Realized Losses with respect to the related  mortgage  loans,  which have been applied in reduction of the  Certificate  Principal  Balance of such class, in an amount equal to the amount,  if any, by which, (i) the aggregate  Certificate  Principal  Balance of all of the Group I Certificates  (after all distributions of principal on such distribution date) exceeds (ii) the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date.

Available Funds - For any distribution  date and each Sub-Loan Group included in Loan Group II or Loan Group III, an amount which generally  includes,  (1) all previously  undistributed  payments on account of principal  (including the principal  portion of Monthly  Payments,  Principal  Prepayments  and the principal amount of Net Liquidation  Proceeds) and all previously  undistributed  payments on account of interest  received after the Cut-Off Date and on or prior to the related  Determination  Date, in each case, from the mortgage loans in the related Sub-Loan Group, (2) any Monthly Advances and Compensating  Interest Payments
made by the Master  Servicer  or a Servicer  for such  distribution  date in respect of the  mortgage  loans in the  related  Sub-Loan  Group,  (3) any amounts reimbursed by the Master Servicer in connection with losses on certain  eligible  investments  for the related  mortgage loans,  (4) with respect to Loan Group
II,  any  amount   allocated  from  the  Available   Funds  of  another   Sub-Loan  Group  in  accordance   with  paragraph  (D)  under   “Description  of  the
Certificates-Distributions  on the Group II  Certificates”  and (5) with respect to Loan Group III, any amount  allocated  from the Available  Funds of another
Sub-Loan Group in accordance with paragraph (C) under “Description of the  Certificates-Distributions  on the Group III Certificates”,  net of (x) fees payable to, and amounts reimbursable to, the Master Servicer,  the Servicers,  the Securities  Administrator,  the Trustee and any custodian allocable to such Sub-Loan
Group or Loan Group as provided in the Agreement and (y) investment earnings on amounts on deposit in the Distribution Account.

Bankruptcy  Loss - Any loss resulting  from a bankruptcy  court,  in connection  with a personal  bankruptcy of a mortgagor,  (1)  establishing  the value of a mortgaged  property at an amount less than the  Outstanding  Principal  Balance of the  mortgage  loan secured by such  mortgaged  property or (2) reducing the amount of the Monthly Payment on the related mortgage loan.

Basis Risk Shortfall - If on the  distribution  date the  Pass-Through  Rate for the Class I-A, Class I-M and Class I-B  Certificates is based upon the related
Net Rate Cap, the excess, if any, of:

         1.       The amount of Current Interest that such class would have been entitled to receive on such distribution  date had the applicable  pass-though rate been calculated at a per annum rate equal to the lesser of (i) One-Month LIBOR plus the related Margin and (ii) 11.50%, over

         2.       The amount of Current  Interest on such class  calculated  using a pass-though  rate equal to the related Net Rate Cap for such  distribution date.

Basis Risk Shortfall  Carry-forward  Amount - As of any distribution  date for the Class I-A, Class I-M and Class I-B  Certificates,  the sum of the Basis Risk
Shortfall for such distribution date and the Basis Risk Shortfall for all previous  distribution  dates not previously paid,  together with interest thereon at a rate equal to the lesser of (i) One-Month LIBOR plus the related Margin and (ii) 11.50%, for such distribution date.

Book-entry Certificates - The Senior Certificates and the Offered Subordinate Certificates issued, maintained and transferred at the DTC.

Business  Day -  Generally  any day other than a  Saturday,  a Sunday or a day on which the New York Stock  Exchange  or Federal  Reserve is closed or on which banking  institutions  in New York City or in any  jurisdiction  in which the Trustee,  the Securities  Administrator,  the Master  Servicer,  Custodian or any
Servicer is located are obligated by law or executive order to be closed.

Cap  Contracts - The interest rate cap  contracts  that the Trustee,  on behalf of the Trust,  entered into with respect to the Class I-A,  Class I-M-1,  Class
I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates  with the Cap Counterparty for the benefit of the holders of the Class I-A, Class I-M-1,  Class
I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates.

Cap Counterparty - ABN AMRO Bank N.V.

Certificate Group - With respect to Sub-Loan Group I-1, the Class I-1A-1  Certificates and the Class I-1A-2  Certificates,  with respect to Sub-Loan Group I-2, the Class  I-2A-1  Certificates  and the Class I-2A-2  Certificates,  with respect to Sub-Loan  Group I-3, the Class I-3A-1  Certificates  and the Class I-3A-2
Certificates,  with respect to Sub-Loan Group II-1, the Class II-1A-1,  Class II-1A-2 and Class II-1X-1 Certificates,  with respect to Sub-Loan Group II-2, the
Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2 Certificates,  and with respect to Sub-Loan Group II-3, the Class II-3A-1, Class II-3A-2, Class
II-3A-3,  Class II-3A-4,  Class II-3A-5,  Class II-3X-1 and Class II-3X-2  Certificates,  with respect to Sub-Loan Group III-1, the Class III-1A-1 Certificates
and the Class III-1A-2  Certificates,  with respect to Sub-Loan Group III-2,  the Class III-2A-1  Certificates  and the Class III-2A-2  Certificates,  and with respect to Sub-Loan Group III-3, the Class III-3A-1, Class III-3A-2, Class III-3A-3, Class III-3A-4, Class III-3X-1 and Class III-3X-2 Certificates.

Certificate Owner - Any person who is the beneficial owner of a Book-entry Certificate.

Certificate  Principal  Balance - With respect to any  Certificate,  other than any Interest Only  Certificates,  as of any  distribution  date will equal such
Certificate’s initial principal amount on the Closing Date plus, in the case of a Subordinate  Certificate,  any Subsequent Recoveries added to the Certificate
Principal Balance of such Certificate,  as described under “Description of the  Certificates-Allocation  of Realized Losses;  Subordination” in this prospectus supplement,  and as reduced by (1) all amounts  allocable to principal  previously  distributed with respect to such  Certificate,  (2) solely in the case of a
Group II  Certificate  or Group III  Certificate,  the  principal  portion of all Realized  Losses  (other than  Realized  Losses  resulting  from Debt Service
Reductions)  previously  allocated to such  Certificate  (taking into account the applicable Loss Allocation  Limitation),  (3) solely in the case of a Group I
Certificate,  any Applied  Realized Loss Amounts  allocated to such class on previous  distribution  dates and (4) solely in the case of a Group II Subordinate
Certificate or Group III Subordinate  Certificate,  such  Certificate’s  pro rata share, if any, of the related  Subordinate  Certificate  Writedown Amount for previous distribution dates.

Certificates - The Group I Certificates, the Group II Certificates and the Group III Certificates.

Class Prepayment  Distribution  Trigger - A test, which shall be satisfied for (i) a class of Group II Subordinate  Certificates for a distribution date if the fraction  (expressed  as a  percentage),  the  numerator  of which is the  aggregate  Certificate  Principal  Balance  of such class and each class of Group II
Subordinate  Certificates  subordinate  thereto, if any, and the denominator of which is the Stated Principal Balances of all of the group II mortgage loans as of the related Due Date,  equals or exceeds such  percentage  calculated as of the Closing Date and (ii) a class of Group III  Subordinate  Certificates  for a distribution date if the fraction  (expressed as a percentage),  the numerator of which is the aggregate  Certificate  Principal Balance of such class and each class of Group III Subordinate  Certificates  subordinate  thereto,  if any, and the denominator of which is the Stated Principal  Balances of all of the group
III mortgage loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

Class I-A Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any, of:

         1        the aggregate Certificate Principal Balance of the Class I-A Certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the  aggregate  Stated  Principal  Balance of the group I mortgage  loans for such  distribution  date  multiplied by the sum of (x)
                           approximately 16.00% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Class I-1A  Principal  Distribution  Amount - With respect to any applicable  Distribution  Date, an amount equal to the lesser of (i) the Class I-1A Principal
Distribution Percentage multiplied by the Class I-A Principal Distribution Amount and (ii) the Certificate Principal Balance of the Class I-1A Certificates.

Class I-1A Principal  Distribution  Percentage - With respect to any  applicable  Distribution  Date, a percentage  equal to the Principal  Funds  allocable to
Sub-Group I-1A divided by the aggregate Principal Funds.

Class I-2A  Principal  Distribution  Amount - With respect to any applicable  Distribution  Date, an amount equal to the lesser of (i) the Class I-2A Principal
Distribution  Percentage  multiplied  by the  Class  I-A  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-2A
Certificates.

Class I-2A Principal  Distribution  Percentage - With respect to any  applicable  Distribution  Date, a percentage  equal to the Principal  Funds  allocable to
Sub-Group I-2A divided by the aggregate Principal Funds.

Class I-3A  Principal  Distribution  Amount - With respect to any applicable  Distribution  Date, an amount equal to the lesser of (i) the Class I-3A Principal
Distribution  Percentage  multiplied  by the  Class  I-A  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-3A
Certificates.

Class I-3A Principal  Distribution  Percentage - With respect to any  applicable  Distribution  Date, a percentage  equal to the Principal  Funds  allocable to
Sub-Group I-3A divided by the aggregate Principal Funds.

Class I-B-1 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-B-1 Certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A Certificates  (after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class I-M-1  certificates  (after  taking into account the payment of the Class
                                    I-M-1 Principal Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class I-M-2  certificates  (after  taking into account the payment of the Class
                                    I-M-2 Principal Distribution Amount on such distribution date),

                           (4)      and the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution date multiplied by the sum of (x) approximately 2.20% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Class I-B-2 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-B-2 certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A Certificates  (after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class I-M-1  certificates  (after  taking into account the payment of the Class
                                    I-M-1 Principal Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class I-M-2  certificates  (after  taking into account the payment of the Class
                                    I-M-2 Principal Distribution Amount on such distribution date),

                           (4)      the  Certificate  Principal  Balance of the Class I-B-1  certificates  (after  taking into account the payment of the Class
                                    I-B-1 Principal Distribution Amount on such distribution date),

                           (5)      and the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution date multiplied by the sum of (x) approximately 1.20% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Class I-B-3 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-B-3 certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A  Certificates  after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class I-M-1  certificates  (after  taking into account the payment of the Class
                                    I-M-1 Principal Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class I-M-2  certificates  (after  taking into account the payment of the Class
                                    I-M-2 Principal Distribution Amount on such distribution date),

                           (4)      the  Certificate  Principal  Balance of the Class I-B-1  certificates  (after  taking into account the payment of the Class
                                    I-B-1 Principal Distribution Amount on such distribution date),

                           (5)      the  Certificate  Principal  Balance of the Class I-B-2  certificates  (after  taking into account the payment of the Class
                                    I-B-2 Principal Distribution Amount on such distribution date), and

                           (6)      the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution date multiplied by the Current
                                    Specified Overcollateralization Percentage for such distribution date.

Class I-M-1 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-M-1 certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A Certificates  (after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date), and

                           (2)      the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution  date multiplied by the sum of
                                    (x) approximately 9.20% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Class I-M-2 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-M-2 certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A Certificates  (after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class I-M-1  certificates  (after  taking into account the payment of the Class
                                    I-M-1 Principal Distribution Amount on such distribution date), and

                           (3)      the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution  date multiplied by the sum of
                                    (x) approximately 5.00% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Closing Date - June 30, 2006.

Compensating Interest - Any payments made by the Master Servicer or a Servicer from its own funds to cover Prepayment Interest Shortfalls.

Countrywide - Countrywide Home Loans, Inc.

Countrywide Servicing - Countrywide Home Loans Servicing LP.

CPR - A constant rate of prepayment on the mortgage loans.

Cross-Over Date - The Group II Cross-Over Date or the Group III Cross-Over Date, as applicable.

Current  Interest - With respect to each class of Group I Offered  Certificates  and the Class I-B-3  Certificates  and each  distribution  date,  the interest accrued at the applicable  pass-through  rate for the applicable  Interest  Accrual Period on the Certificate  Principal  Balance of such class plus any amount previously  distributed  with  respect to  interest  for such class that is  recovered  as a voidable  preference  by a trustee in  bankruptcy,  reduced by any
Prepayment  Interest  Shortfall to the extent not covered by Compensating  Interest Payments,  and any shortfalls  resulting from the application of the Relief
Act, in each case to the extent  allocated to such class of Certificates as described under clause First in “Description of the  Certificates-Distributions  on
the Group I Certificates” in this prospectus supplement.

Current  Specified  Enhancement  Percentage  - For any  distribution  date,  a percentage  obtained by dividing  (x) the sum of (i) the  aggregate  Certificate
Principal Balance of the Group I Subordinate  Certificates and (ii) the  Overcollateralization  Amount, in each case prior to the distribution of the Principal
Distribution  Amount on such  distribution  date, by (y) the aggregate Stated Principal  Balance of the group I mortgage loans as of the end of the related Due
Period.

Current  Specified  Overcollateralization  Percentage - For any  distribution  date,  a  percentage  equivalent  of a fraction,  the  numerator of which is the
Overcollateralization  Target Amount for such  distribution date and the denominator of which is the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date.

Custodial Agreement - The custodial  agreement,  dated as of the Closing Date, between the Trustee,  Structured Asset Mortgage Investments II Inc., as company,
Wells Fargo Bank, National Association, as master servicer and securities administrator, and Wells Fargo Bank, National Association, as custodian.

Custodian - Wells Fargo Bank, National Association.

Cut-Off Date - June 1, 2006.

Debt Service  Reduction - A Bankruptcy  Loss that results from a court reducing the amount of the monthly  payment on the related  mortgage loan, in connection with the personal bankruptcy of a mortgagor.

Deficient  Valuation - A Bankruptcy  Loss that  results if a court,  in  connection  with a personal  bankruptcy  of a  mortgagor,  establishes  the value of a mortgaged property at an amount less than the unpaid principal balance of the mortgage loan secured by such mortgaged property.

Determination Date - With respect to any distribution date and the mortgage loans is the date specified in the applicable Servicing Agreement.

Due Date - With  respect to each  mortgage  loan,  the date in each month on which its Monthly  Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the applicable Servicing Agreement.

Due Period - With  respect to any  distribution  date,  the  period  commencing  on the second  day of the month  preceding  the  calendar  month in which such distribution date occurs and ending at the close of business on the first day of the month in which such distribution date occurs.

EMC - EMC Mortgage Corporation.

Excess  Cashflow  - With  respect  to any  distribution  date,  the  sum of  (i)  the  Remaining  Excess  Spread  for  such  distribution  date  and  (ii)  the
Overcollateralization Release Amount for such distribution date.

Excess  Spread - With respect to any  distribution  date,  the excess,  if any, of the Interest  Funds for such  distribution  date over the sum of the Current
Interest on the Group I Offered Certificates and Class I-B-3 and Interest Carry-forward Amounts on the Group I Senior Certificates on such distribution date.

Extra Principal Distribution Amount - With respect to any distribution date, the lesser of (a) the excess, if any, of the  Overcollateralization  Target Amount for such distribution date over the Overcollateralization Amount for such distribution date and (b) the Excess Spread for such distribution date.

Group I Certificates - The Group I Offered Certificates,  the Class I-B-3 Certificates,  the Class I-XP Certificates,  the Class B-IO Certificates, the Class R
Certificates and the Class R-X Certificates.

Group I Offered  Certificates - The Class I-1A-1,  Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-M-1, Class I-M-2, Class I-B-1,
Class I-B-2 and Class I-B-3 Certificates.

Group I Senior Certificates - The Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2 Class I-3A-1 and Class I-3A-2 Certificates.

Group I Subordinate Certificates - The Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates.

Group II Aggregate  Subordinate  Optimal  Principal Amount - With respect to Loan Group II, the sum of the Group II Subordinate  Optimal  Principal Amounts for
all Sub-Loan Groups in Loan Group II.

Group II Certificates - The Group II Senior Certificates and the Group II Subordinate Certificates.

Group II Cross-Over Date - The distribution date on which the Certificate Principal Balance of the Group II Subordinate Certificates are reduced to zero.

Group II Offered Certificates - The Group II Senior Certificates and the Group II Offered Subordinate Certificates.

Group II Offered Subordinate  Certificates - The Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5, Class II-B-6, Class II-B-7 and Class
II-B-8 Certificates.

Group II Senior Certificates - The Class II-1A-1,  Class II-1A-2,  Class II-1X-1,  Class II-2A-1,  Class II-2A-2,  Class II-2X-1, Class II-2X-2, Class II-3A-1,
Class II-3A-2, Class II-3A-3, Class II-3A-4, Class II-3A-5, Class II-3X-1 and Class II-3X-2 Certificates.

Group II Senior Optimal  Principal  Amount - With respect to each Sub-Loan Group included in Loan Group II and each  distribution  date will be an amount equal to the sum of the following  (but in no event greater than the aggregate  Certificate  Principal  Balance of the related  Certificate  Group in such Loan Group immediately prior to such distribution date):

         (1)      the applicable  Senior  Percentage of the principal  portion of all Monthly  Payments due on the mortgage loans in the related Sub-Loan Group on the related Due Date, as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period if the distribution date occurs prior to the related Cross-Over Date);

         (2)      the applicable  Senior  Prepayment  Percentage of the Stated Principal  Balance of each mortgage loan in the related Sub-Loan Group which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the applicable Senior Prepayment  Percentage of the amount of all partial  prepayments  allocated to principal received during the applicable
                  Prepayment Period in respect of mortgage loans in the related Sub-Loan Group;

         (4)      the lesser of (a) the  applicable  Senior  Prepayment  Percentage  of the sum of (i) all Net  Liquidation  Proceeds  allocable  to  principal received  in respect of each  mortgage  loan in the  related  Sub-Loan  Group that  became a  Liquidated  Mortgage  Loan  during the  related
                  Prepayment Period (other than mortgage loans described in the immediately  following clause (ii)) and all Subsequent  Recoveries  received in respect of each Liquidated  Mortgage Loan in the related Sub-Loan Group during the related Due Period and (ii) the Stated  Principal  Balance of each such  mortgage loan in the related  Sub-Loan  Group  purchased by an insurer from the Trustee  during the related  Prepayment  Period pursuant to the related primary mortgage  insurance policy, if any, or otherwise;  and (b) the applicable Senior Percentage of the sum of (i)
                  the Stated Principal  Balance of each mortgage loan in the related Sub-Loan Group which became a Liquidated  Mortgage Loan during the related
                  Prepayment Period (other than the mortgage loans described in the immediately  following clause (ii)) and all Subsequent  Recoveries received in respect of each  Liquidated  Mortgage  Loan in the related  Sub-Loan  Group  during the  related Due Period and (ii) the Stated  Principal
                  Balance of each such  mortgage  loan in the related  Sub-Loan  Group that was  purchased  by an insurer  from the Trustee  during the related
                  Prepayment Period pursuant to the related primary mortgage insurance policy, if any or otherwise;

         (5)      any amount  allocated to the Available  Funds of the related  Sub-Loan  Group in accordance  with  paragraph  (E) under  “Description  of the
                  Certificates-Distributions on the Group II Certificates”; and

         (6)      the applicable  Senior  Prepayment  Percentage of the sum of (a) the Stated  Principal  Balance of each mortgage loan in the related Sub-Loan
                  Group which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the excess,  if any, of the Stated  Principal
                  Balance of a mortgage loan in the related  Sub-Loan  Group that has been replaced by the Sponsor with a substitute  mortgage loan pursuant to the Mortgage  Loan  Purchase  Agreement in  connection  with such  distribution  date over the Stated  Principal  Balance of such  substitute mortgage loan.

Group II Senior Percentage - With respect to each Certificate  Group related to a Sub-Loan Group in Loan Group II and any distribution  date, the lesser of (a)
100% and (b) the  percentage  obtained by  dividing  the  Certificate  Principal  Balance of the Senior  Certificates  (other  than the  related  Interest-Only
Certificates,  if any) in the related  Certificate  Group by the aggregate Stated  Principal  Balance of the mortgage loans in the related Sub-Loan Group as of the beginning of the related Due Period.
Group II Senior Prepayment  Percentage - The Senior Prepayment  Percentage for the Senior Certificates of each Certificate Group related to a Sub-Loan Group in
Loan Group II, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                               Group II Senior Prepayment Percentage
July 2006 - June 2013                                  100%
July 2013 - June 2014                                  Senior Percentage for the related Senior Certificates
                                                       plus 70% of the Subordinate Percentage for the related
                                                       Sub-Loan Group.
July 2014 - June 2015                                  Senior Percentage for the related Senior Certificates
                                                       plus 60% of the Subordinate Percentage for the related
                                                       Sub-Loan Group.
July 2015 - June 2016                                  Senior Percentage for the related Senior Certificates
                                                       plus 40% of the Subordinate Percentage for the related
                                                       Sub-Loan Group.
July 2016 - June 2017                                  Senior Percentage for the related Senior Certificates
                                                       plus 20% of the Subordinate Percentage for the related
                                                       Sub-Loan Group.
July 2017 and thereafter                               Senior Percentage for the related Senior Certificates.
         No scheduled reduction to the Senior Prepayment Percentage for the related Certificate Group shall be made as of any distribution date unless, as of the last day of the month preceding such distribution date (1) the aggregate Stated Principal Balance of the group II mortgage loans in all related Sub-Loan
Groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust) averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the Group II Subordinate Certificates does not exceed 50% and (2) cumulative Realized Losses on the group II mortgage loans in all related Sub-Loan Groups do not exceed (a) 30% of the aggregate Certificate Principal Balance of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including July 2013 and June 2014, (b) 35% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including July 2014 and June 2015, (c) 40% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including July
2015 and June 2016, (d) 45% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including July 2016 and June
2017, and (e) 50% of the Original Group II Subordinate Principal Balance if such distribution date occurs during or after July 2017.
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         In addition, if on any distribution date the weighted average of the related Subordinate Percentages for such distribution date is equal to or greater than two times the weighted average of the related initial Subordinate Percentages, and (a) the aggregate Stated Principal Balance of the group II mortgage loans in all Sub Loan Groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last six months, as a percentage of the aggregate
Certificate Principal Balance of the Group II Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the distribution date occurring in June
2009, cumulative Realized Losses on the group II mortgage loans in all related Sub Loan Groups as of the end of the related Prepayment Period do not exceed
20% of the Original Group II Subordinate Principal Balance and (ii) after the distribution date occurring in June 2009, cumulative Realized Losses on the group II mortgage loans in all related Sub-Loan Groups as of the end of the related Prepayment Period do not exceed 30% of the Original Group II Subordinate
Principal Balance, then, in each case, the Senior Prepayment Percentage for the related Senior Certificates for such distribution date will equal the Senior
Percentage for the related Certificate Group; provided, however, if on such distribution date the Subordinate Percentage for the related Sub-Loan Group is equal to or greater than two times the initial Subordinate Percentage on or prior to the distribution date occurring in June 2009 and the above delinquency and loss tests are met, then the Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group for such distribution date, will equal the Senior Percentage for such Certificates plus 50% of the related Subordinate Percentage on such distribution date.

         Notwithstanding the foregoing, if on any distribution date, the percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group II Senior Certificates immediately preceding such distribution date, and the denominator of which is the Stated Principal Balance of the group II mortgage loans as of the beginning of the related Due Period, exceeds such percentage as of the Cut-off Date, then the Senior Prepayment Percentage with respect to all the Group II Senior Certificates for such distribution date will equal 100%.

Group II Subordinate  Certificates - The Class II-B-1,  Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-B-7, Class II-B-8, Class
II-B-9, Class II-B-10 and Class II-B-11 Certificates.

Group II Subordinate  Optimal  Principal  Amount - With respect to any Sub-Loan Group  included in Loan Group II and each  distribution  date will be an amount equal to the sum of the  following  (but in no event  greater  than the  aggregate  Certificate  Principal  Balance  of the Group II  Subordinate  Certificates
immediately prior to such distribution date):

         (1)      the related  Subordinate  Percentage of the principal portion of all Monthly Payments due on each mortgage loan in the related Sub-Loan Group on the related Due Date, as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period);

         (2)      the related Subordinate  Prepayment  Percentage of the Stated Principal Balance of each mortgage loan in the related Sub-Loan Group which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the related  Subordinate  Prepayment  Percentage of the amount all partial  prepayments of principal received in respect of mortgage loans in the related Sub-Loan Group during the applicable Prepayment Period;

         (4)      the excess,  if any, of (a) the Net  Liquidation  Proceeds  allocable to principal  received in respect of each  mortgage loan in the related
                  Sub-Loan  Group that became a  Liquidated  Mortgage  Loan during the related  Prepayment  Period and all  Subsequent  Recoveries  received in respect of each Liquidated  Mortgage Loan during the related Due Period over (b) the sum of the amounts  distributable  to the holders of the
                  Senior  Certificates in the related  Certificate Group pursuant to clause (4) of the definition of “Group II Senior Optimal Principal Amount”
                  on such distribution date;

         (5)      the related  Subordinate  Prepayment  Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan in the related Sub-Loan
                  Group which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the  difference,  if any,  between the Stated
                  Principal  Balance of a mortgage loan in the related  Sub-Loan  Group that has been  replaced by the Sponsor with a substitute  mortgage loan pursuant to the  mortgage  loan  purchase  agreement in  connection  with such  distribution  date and the Stated  Principal  Balance of such substitute mortgage loan; and

         (6)      on the distribution date on which the aggregate  Certificate  Principal Balance of the Senior  Certificates in the related  Certificate Group have all been reduced to zero, 100% of the Senior Optimal Principal Amount for such Senior Certificates.

Group II Subordinate  Percentage - As of any distribution  date and with respect to any Sub-Loan Group included in Loan Group II, 100% minus the related Senior
Percentage for the related Certificate Group.

Group II Subordinate  Prepayment  Percentage - With respect to any Sub-Loan Group included in Loan Group II, and as of any  distribution  date,  100% minus the
Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group.

Group III Aggregate  Subordinate  Optimal Principal Amount - With respect to Loan Group III, the sum of the Group III Subordinate Optimal Principal Amounts for
all Sub-Loan Groups in Loan Group III.

Group III Certificates - The Group III Senior Certificates and the Group III Subordinate Certificates.

Group III Cross-Over Date - The distribution date on which the Certificate Principal Balances of the Group III Subordinate Certificates are reduced to zero.

Group III Offered Certificates - The Group III Senior Certificates and the Group III Offered Subordinate Certificates.

Group III Offered Subordinate Certificates - The Class III-B-1, Class III-B-2 and Class III-B-3 Certificates.

Group III Senior Certificates - The Class III-1A-1,  Class III-1A-2,  Class III-2A-1,  Class III-2A-2,  Class III-3A-1,  Class III-3A-2,  Class III-3A-3, Class
III-3A-4, Class III-3X-1 and Class III-3X-2, Certificates.

Group III Senior Optimal  Principal Amount - With respect to each Sub-Loan Group included in Loan Group III and each  distribution date will be an amount equal to the sum of the following  (but in no event greater than the aggregate  Certificate  Principal  Balance of the related  Certificate  Group in such Loan Group immediately prior to such distribution date):

         (1)      the applicable  Senior  Percentage of the principal  portion of all Monthly  Payments due on the mortgage loans in the related Sub-Loan Group on the related Due Date, as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period if the distribution date occurs prior to the related Cross-Over Date);

         (2)      the applicable  Senior  Prepayment  Percentage of the Stated Principal  Balance of each mortgage loan in the related Sub-Loan Group which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the applicable Senior Prepayment  Percentage of the amount of all partial  prepayments  allocated to principal received during the applicable
                  Prepayment Period in respect of mortgage loans in the related Sub-Loan Group;

         (4)      the lesser of (a) the  applicable  Senior  Prepayment  Percentage  of the sum of (i) all Net  Liquidation  Proceeds  allocable  to  principal received  in respect of each  mortgage  loan in the  related  Sub-Loan  Group that  became a  Liquidated  Mortgage  Loan  during the  related
                  Prepayment Period (other than mortgage loans described in the immediately  following clause (ii)) and all Subsequent  Recoveries  received in respect of each Liquidated  Mortgage Loan in the related Sub-Loan Group during the related Due Period and (ii) the Stated  Principal  Balance of each such  mortgage loan in the related  Sub-Loan  Group  purchased by an insurer from the Trustee  during the related  Prepayment  Period pursuant to the related primary mortgage  insurance policy, if any, or otherwise;  and (b) the applicable Senior Percentage of the sum of (i)
                  the Stated Principal  Balance of each mortgage loan in the related Sub-Loan Group which became a Liquidated  Mortgage Loan during the related
                  Prepayment Period (other than the mortgage loans described in the immediately  following clause (ii)) and all Subsequent  Recoveries received in respect of each  Liquidated  Mortgage  Loan in the related  Sub-Loan  Group  during the  related Due Period and (ii) the Stated  Principal
                  Balance of each such  mortgage  loan in the related  Sub-Loan  Group that was  purchased  by an insurer  from the Trustee  during the related
                  Prepayment Period pursuant to the related primary mortgage insurance policy, if any or otherwise;

         (5)      any amount  allocated to the Available  Funds of the related  Sub-Loan  Group in accordance  with  paragraph  (E) under  “Description  of the
                  Certificates-Distributions on the Group III Certificates;” herein; and

         (6)      the applicable  Senior  Prepayment  Percentage of the sum of (a) the Stated  Principal  Balance of each mortgage loan in the related Sub-Loan
                  Group which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the excess,  if any, of the Stated  Principal
                  Balance of a mortgage loan in the related  Sub-Loan  Group that has been replaced by the Sponsor with a substitute  mortgage loan pursuant to the Mortgage  Loan  Purchase  Agreement in  connection  with such  distribution  date over the Stated  Principal  Balance of such  substitute mortgage loan.

Group III Senior  Percentage - With respect to each Certificate  Group related to a Sub-Loan Group in Loan Group III and any  distribution  date, the lesser of
(a) 100% and (b) the  percentage  obtained by dividing the  Certificate  Principal  Balance of the Senior  Certificates  (other than the related  Interest-Only
Certificates,  if any) in the related  Certificate  Group by the aggregate Stated  Principal  Balance of the mortgage loans in the related Sub-Loan Group as of the beginning of the related Due Period.

Group III Senior  Prepayment  Percentage - The Senior Prepayment  Percentage for the Senior  Certificates of each Certificate Group related to a Sub-Loan Group in Loan Group III, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                            Group III Senior Prepayment Percentage
July 2006 - June 2013                               100%
July 2013 - June 2014                               Senior Percentage for the related Senior Certificates plus
                                                    70% of the Subordinate Percentage for the related Sub-Loan
                                                    Group.
July 2014 - June 2015                               Senior Percentage for the related Senior Certificates plus
                                                    60% of the Subordinate Percentage for the related Sub-Loan
                                                    Group.
July 2015 - June 2016                               Senior Percentage for the related Senior Certificates plus
                                                    40% of the Subordinate Percentage for the related Sub-Loan
                                                    Group.
July 2016 - June 2017                               Senior Percentage for the related Senior Certificates plus
                                                    20% of the Subordinate Percentage for the related Sub-Loan
                                                    Group.
July 2017 and thereafter                            Senior Percentage for the related Senior Certificates.

---------------------------------------------------------------------------------------------------------------------------------------------------------------

         No scheduled reduction to the Senior Prepayment Percentage for the related Certificate Group shall be made as of any distribution date unless, as of the last day of the month preceding such distribution date (1) the aggregate Stated Principal Balance of the group III mortgage loans in all related Sub-Loan
Groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust) averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the Group III Subordinate Certificates does not exceed 50% and (2) cumulative Realized Losses on the group III mortgage loans in all related Sub-Loan
Groups do not exceed (a) 30% of the aggregate Certificate Principal Balance of the Original Group III Subordinate Principal Balance if such distribution date occurs between and including July 2013 and June 2014, (b) 35% of the Original Group III Subordinate Principal Balance if such distribution date occurs between and including July 2014 and June 2015, (c) 40% of the Original Group III Subordinate Principal Balance if such distribution date occurs between and including July 2015 and June 2016, (d) 45% of the Original Group III Subordinate Principal Balance if such distribution date occurs between and including
July 2016 and June 2017, and (e) 50% of the Original Group III Subordinate Principal Balance if such distribution date occurs during or after July 2017.

         In addition, if on any distribution date the weighted average of the related Subordinate Percentages for such distribution date is equal to or greater than two times the weighted average of the related initial Subordinate Percentages, and (a) the aggregate Stated Principal Balance of the group III mortgage loans in all Sub Loan Groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last six months, as a percentage of the aggregate
Certificate Principal Balance of the Group III Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the distribution date occurring in June
2009, cumulative Realized Losses on the group III mortgage loans in all related Sub Loan Groups as of the end of the related Prepayment Period do not exceed
20% of the Original Group III Subordinate Principal Balance and (ii) after the distribution date occurring in June 2009, cumulative Realized Losses on the group III mortgage loans in all related Sub-Loan Groups as of the end of the related Prepayment Period do not exceed 30% of the Original Group III
Subordinate Principal Balance, then, in each case, the Senior Prepayment Percentage for the related Senior Certificates for such distribution date will equal the Senior Percentage for the related Certificate Group; provided, however, if on such distribution date the Subordinate Percentage for the related Sub-Loan
Group is equal to or greater than two times the initial Subordinate Percentage on or prior to the distribution date occurring in June 2009 and the above delinquency and loss tests are met, then the Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group for such distribution date, will equal the Senior Percentage for such Certificates plus 50% of the related Subordinate Percentage on such distribution date.

         Notwithstanding the foregoing, if on any distribution date, the percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group III Senior Certificates immediately preceding such distribution date, and the denominator of which is the Stated Principal Balance of the group III mortgage loans as of the beginning of the related Due Period, exceeds such percentage as of the Cut-off Date, then the Senior Prepayment Percentage with respect to all the Group III Senior Certificates for such distribution date will equal 100%.

Group III Subordinate Certificates - The Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates.

Group III Subordinate  Optimal  Principal Amount - With respect to any Sub-Loan Group included in Loan Group III and each  distribution  date will be an amount equal to the sum of the  following  (but in no event  greater  than the  aggregate  Certificate  Principal  Balance of the Group III  Subordinate  Certificates
immediately prior to such distribution date):

         (1)      the related  Subordinate  Percentage of the principal portion of all Monthly Payments due on each mortgage loan in the related Sub-Loan Group on the related Due Date, as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period);

         (2)      the related Subordinate  Prepayment  Percentage of the Stated Principal Balance of each mortgage loan in the related Sub-Loan Group which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the related  Subordinate  Prepayment  Percentage of the amount all partial  prepayments of principal received in respect of mortgage loans in the related Sub-Loan Group during the applicable Prepayment Period;

         (4)      the excess,  if any, of (a) the Net  Liquidation  Proceeds  allocable to principal  received in respect of each  mortgage loan in the related
                  Sub-Loan  Group that became a  Liquidated  Mortgage  Loan during the related  Prepayment  Period and all  Subsequent  Recoveries  received in respect of each Liquidated  Mortgage Loan during the related Due Period over (b) the sum of the amounts  distributable  to the holders of the
                  Senior  Certificates  in the related  Certificate  Group  pursuant to clause (4) of the  definition  of “Group III Senior  Optimal  Principal
                  Amount” on such distribution date;

         (5)      the related  Subordinate  Prepayment  Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan in the related Sub-Loan
                  Group which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the  difference,  if any,  between the Stated
                  Principal  Balance of a mortgage loan in the related  Sub-Loan  Group that has been  replaced by the Sponsor with a substitute  mortgage loan pursuant to the  mortgage  loan  purchase  agreement in  connection  with such  distribution  date and the Stated  Principal  Balance of such substitute mortgage loan; and

         (6)      on the distribution date on which the aggregate  Certificate  Principal Balance of the Senior  Certificates in the related  Certificate Group have all been reduced to zero, 100% of the Senior Optimal Principal Amount for such Senior Certificates.

Group III  Subordinate  Percentage - As of any  distribution  date and with respect to any Sub-Loan  Group  included in Loan Group III,  100% minus the related
Senior Percentage for the related Certificate Group.

Group III Subordinate  Prepayment  Percentage - With respect to any Sub-Loan Group included in Loan Group III, and as of any distribution  date, 100% minus the
Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group.

Insurance  Proceeds - Amounts paid by an insurer under any primary  mortgage  insurance  policy,  standard hazard insurance  policy,  flood insurance policy or title insurance  policy covering any mortgage loan or mortgaged  property other than amounts  required to be paid over to the mortgagor  pursuant to law or the related  mortgage  note and other than amounts  used to repair or restore the  mortgaged  property or to  reimburse  certain  expenses,  including  the related servicer’s costs and expenses incurred in connection with presenting claims under the related insurance policies.

Interest Accrual Period - For each class of Group II Certificates  and Group III  Certificates  and for any  distribution  date, the one-month period preceding the month in which such distribution date occurs.  The Interest Accrual Period for the Group I Offered  Certificates,  the Class I-B-3 Certificates will be the period from and including  the preceding  distribution  date (or from the Closing  Date, in the case of the first  distribution  date) to and including the day prior to the current distribution date.

Interest  Carry-forward  Amount - With respect to each class of Group I Offered  Certificates and the Class I-B-3 Certificates and the first distribution date, zero, and for each distribution date thereafter, the sum of:

         1.       the excess of

                  (a)      Current Interest for such class with respect to prior distribution dates, over

                  (b)      the amount actually distributed to such class with respect to interest on or after such prior distribution dates, and

         2.       interest on such excess (to the extent  permitted by applicable law) at the applicable  pass- through rate for the related  Interest  Accrual
                  Period including the Interest Accrual Period relating to such distribution date.

Interest Funds - With respect to any distribution date and each Sub-Loan Group in Loan Group I, the sum, without duplication, of

         1.       all scheduled interest  collected in respect of the group I mortgage loans in the related Sub-Loan Group during the related Due Period,  less the related Servicing Fee, if any, and any related amounts required to be reimbursed to the Sponsor, any Servicer,  the Master Servicer,  the
                  Trustee, the Custodian and the Securities Administrator as provided in the Agreement,

         2.       all advances  relating to interest on the group I mortgage  loans in the related  Sub-Loan  Group made by the related  servicer or the Master
                  Servicer,

         3.       all Compensating Interest Payments with respect to the group I mortgage loans in the related Sub-Loan Group,

         4.       Liquidation  Proceeds  received  during the  related  Prepayment  Period (or in the case of  Subsequent  Recoveries,  during the  related Due
                  Period),  to the extent such Liquidation  Proceeds relate to interest,  less all  non-recoverable  advances  relating to interest and certain expenses, in each case with respect to the group I mortgage loans in the related Sub-Loan Group,

         5.       the interest portion of proceeds from the group I mortgage loans in the related  Sub-Loan Group that were repurchased  during the related Due
                  Period, and

         6.       the interest  portion of the purchase  price of the assets of the Trust  allocated to group I mortgage  loans in the related  Sub-Loan  Group upon exercise by the Sponsor or its designee of its optional termination right;  minus

         7.       any amounts  required to be reimbursed to the Sponsor,  the Depositor,  a Servicer,  the Master Servicer,  the Custodian,  the Trustee or the
                  Securities Administrator and allocated to the group I mortgage loans in the related Sub-Loan Group, as provided in the Agreement.

Interest Only Certificates - The Class II-1X-1, Class II-2X-1, Class II-2X-2, Class II-3X-1, Class II-3X-2, Class III-3X-1 and Class III-3X-2 Certificates.

Lender Paid PMI Rate - With respect to any mortgage loan covered by a lender-paid  primary mortgage  insurance policy, the premium to be paid by the applicable
Servicer out of interest collections on the related mortgage loan

Liquidated  Mortgage Loan - Any defaulted  mortgage loan as to which the related  Servicer has determined  that all amounts which it expects to recover from or on account of such mortgage loan have been recovered.

Liquidation  Proceeds - Amounts  received by a Servicer in connection  with the  liquidation  of a defaulted  mortgage  loan whether  through  trustee’s  sale, foreclosure sale, any Insurance Proceeds, condemnation proceeds or otherwise and Subsequent Recoveries.

Loan Group - Any of Loan Group I, Loan Group II or Loan Group III, as applicable.

Loan Group I - The pool of mortgage loans consisting of the mortgage loans included in Sub-Loan Group I-1, Sub-Loan Group I-2 and Sub-Loan Group I-3.

Loan Group II - The pool of mortgage loans consisting of the mortgage loans included in Sub-Loan Group II-1, Sub-Loan Group II-2 and Sub-Loan Group II-3.

Loan Group III - The pool of mortgage loans consisting of the mortgage loans included in Sub-Loan Group III-1, Sub-Loan Group III-2 and Sub-Loan Group III-3.

Loan-to-Value Ratio - The fraction,  expressed as a percentage,  the numerator of which is the principal balance at origination and the denominator of which is the lesser of the sales price at the time of origination of the mortgage loan and the appraised value of the mortgaged property at origination.

Loss Allocation  Limitation - As defined under  “Description of the Certificates - Allocation of Realized Losses;  Subordination-Allocation  of Realized Losses
on the Group II Certificates”.

Margin - With respect to any  distribution  date on or prior to the first possible  optional  termination  date for the Group I Certificates  and (i) the Class
I-1A-1  Certificates,  0.160% per annum, (ii) the Class I-1A-2 Certificates,  0.230% per annum, (iii) the Class I-2A-1 Certificate,  0.170% per annum, (iv) the
Class I-2A-2 Certificate,  0.230% per annum, (v) the Class I-3A-1 Certificates,  0.160% per annum, (vi) the Class I-3A-2 Certificates,  0.220% per annum, (vii)
the Class I-M-1 Certificates,  0.330% per annum, (viii) the Class I-M-2  Certificates,  0.430% per annum, (ix) the Class I-B-1 Certificates,  1.250% per annum,
(vii) the Class I-B-2 Certificates,  2.150% per annum, and (x) the Class I-B-3 Certificates,  2.150% per annum; and with respect to any distribution date after the first possible  optional  termination  date for the Group I Certificates  and (i) the Class I-1A-1  Certificates,  0.320% per annum,  (ii) the Class I-1A-2
Certificates,  0.460% per annum,  (iii) the Class I-2A-1  Certificate,  0.340% per annum,  (iv) the Class I-2A-2  Certificate,  0.460% per annum, (v) the Class
I-3A-1 Certificates,  0.320% per annum, (vi) the Class I-3A-2 Certificates,  0.440% per annum, (vii) the Class I-M-1 Certificates, 0.495% per annum, (viii) the
Class I-M-2  Certificates,  0.645% per annum, (ix) the Class I-B-1 Certificates,  1.875% per annum, (vii) the Class I-B-2  Certificates,  3.225% per annum, and
(x) the Class I-B-3 Certificates, 3.225% per annum.

Master Servicer - Wells Fargo Bank, National Association.

Master Servicer Compensation - As defined under “Pooling and Servicing  Agreement-Servicing  and Other Compensation and Payment of Expenses” in this prospectus supplement.

Monthly  Advance - The  aggregate of all payments of principal  and  interest,  net of the  Servicing  Fee,  that were due during the related Due Period on the mortgage loans and that were  delinquent on the related Due Date (other than  shortfalls in interest due to the  application of the Relief Act or similar state law).

Monthly  Payments - For any mortgage  loan and any month,  the  scheduled  payment or payments of principal and interest due during such month on such mortgage loan which  either is payable by a mortgagor  in such month  under the  related  mortgage  note,  or in the case of any  mortgaged  property  acquired  through foreclosure or deed in lieu of foreclosure, would otherwise have been payable under the related mortgage note.

Moody’s - Moody’s Investors Service, Inc., and any successor in interest.

Mortgage Loan Purchase Agreement - The Mortgage Loan Purchase Agreement, dated as of June 30, 2006, between the Depositor and the Sponsor.

Mortgage Loan Schedule - The schedule  attached as an exhibit to the Agreement with respect to the Mortgage  Loans, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans.

Net Interest  Shortfalls - Has the meaning set forth under “Description of the  Certificates-Interest  Distributions on the Group II Certificates and the Group
III Certificates” in this prospectus supplement.

Net Liquidation Proceeds - Are Liquidation Proceeds net of unreimbursed  advances by the related Servicer,  Monthly Advances,  expenses incurred by the related
Servicer in connection with the liquidation of such mortgage loan and the related  mortgaged  property,  and any other amounts payable to the related  Servicer under the related Servicing Agreement.

Net Rate - For any mortgage  loan,  the then  applicable  mortgage rate thereon less the sum of (1) the Servicing Fee Rate and (2) the Lender Paid PMI Rate, if
any, attributable thereto, in each case expressed as a per annum rate.

Net Rate Cap - With respect to any distribution  date and the Group I Offered  Certificates and the Class I-B-3  Certificates,  the weighted average of the Net
Rates on the group I mortgage loans in the related Sub-Loan Group,  weighted on the basis of the Stated  Principal  Balances thereof as of the beginning of the related Due Period, in each case as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Notional Amount - With respect to any distribution  date and the Class II-1X-1  Certificates,  the aggregate  Certificate  Principal Balance of the Class II-1A
Certificates,  with respect to any distribution date and the Class II-2X-1  Certificates,  the Certificate Principal Balance of the Class II-2A-1 Certificates,
with respect to any distribution date and the Class II-2X-2 Certificates,  the Certificate  Principal Balance of the Class II-2A-2  Certificates,  with respect to any  distribution  date and the Class II-3X-1  Certificates,  the aggregate  Certificate  Principal  Balance of the Class  II-3A-1,  Class II-3A-3 and Class
II-3A-4  Certificates,  with respect to any distribution  date and the Class II-3X-2  Certificates,  the aggregate  Certificate  Principal Balance of the Class
II-3A-1,  Class  II-3A-2,  Class  II-3A-3,  Class  II-3A-4  and Class  II-3A-5  Certificates,  with  respect to any  distribution  date and the Class  III-3X-1
Certificates,  the aggregate  Certificate Principal Balance of the Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and Class III-3A-4  Certificates,  and with respect to any distribution  date and the Class III-3X-2  Certificates,  the aggregate  Certificate  Principal Balance of the Class III-3A-2 and Class III-3A-3
Certificates (in each case before taking into account the payment of principal on such Certificates on such distribution date).

Offered Certificates - The Group I Offered Certificates, the Group II Offered Certificates and the Group III Offered Certificates.

Offered  Subordinate  Certificates  - The Group I  Subordinate  Certificates,  other  than the Class  I-B-3  Certificates,  the  Group II  Offered  Subordinate
Certificates and the Group III Offered Subordinate Certificates.

Original Group II Subordinate Principal Balance - The aggregate Certificate Principal Balance of the Group II Subordinate Certificates as of the Closing Date.

Original Group III Subordinate  Principal Balance - The aggregate  Certificate  Principal  Balance of the Group III Subordinate  Certificates as of the Closing
Date.

Outstanding  Principal  Balance - With respect to a mortgage loan, the principal balance of such mortgage loan remaining to be paid by the mortgagor or, in the case of an REO Property,  the principal  balance of the related  mortgage loan  remaining to be paid by the mortgagor at the time such property was acquired by the trust.

Overcollateralization  Amount - With respect to any  distribution  date,  the excess,  if any, of (a) the  aggregate  Stated  Principal  Balance of the group I mortgage loans for such distribution date over (b) the aggregate  Certificate  Principal Balance of the Class I-A, Class I-M and Class I-B Certificates  (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates).

Overcollateralization  Release Amount - With respect to any distribution  date is the lesser of (x) the sum of the amounts described in clauses (1) through (5)
and (7) in the  definition  of  Principal  Funds for such  distribution  date and (y) the  excess,  if any,  of (i) the  Overcollateralization  Amount for such
distribution  date  (assuming  that  100%  of  such  Principal  Funds  is  applied  as  a  principal   payment  on  such  distribution   date)  over  (ii)  the
Overcollateralization  Target Amount for such distribution date (with the amount pursuant to clause (y) deemed to be $0 if the Overcollateralization  Amount is less than or equal to the Overcollateralization Target Amount on that distribution date).

Overcollateralization  Target Amount - With respect to any  distribution  date (a) prior to the Stepdown  Date,  approximately  1.25% of the  aggregate  Stated
Principal  Balance of the group I mortgage  loans as of the  cut-off  date,  (b) on or after the  Stepdown  Date and if a Trigger  Event is not in effect,  the greater of (i) the lesser of (1)  approximately  1.25% of the aggregate Stated  Principal  Balance of the group I mortgage loans as of the cut-off date and (2)
2.50% of the then current  aggregate Stated Principal Balance of the group I mortgage loans as of that  distribution  date and  (ii) approximately  $13,210,073 and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the  Overcollateralization  Target Amount for the immediately preceding distribution date.

Prepayment Interest Shortfalls - Has the meaning set forth under “Description of the  Certificates-Interest  Distributions on the Group II Certificates and the
Group III Certificates” in this prospectus supplement.

Prepayment  Period - With respect to a distribution  date,  the period from the sixteenth day of the calendar month  preceding the calendar month in which such distribution  date occurs  through the close of business on the fifteenth day of the calendar month in which such  distribution  date occurs in the case of the mortgage loans for which EMC is the Servicer and such period as is provided in the related Servicing Agreement with respect to the remaining mortgage loans.

Principal Distribution Amount - With respect to each distribution date, an amount equal to

         1.       the sum of the Principal Funds for Loan Group I for such distribution date, plus

         2.       any Extra Principal Distribution Amount for such distribution date, minus

         3.       any Overcollateralization Release Amount for such distribution date.

Principal Funds - With respect to Loan Group I and any distribution date, the sum, without duplication, of

         1.       the  scheduled  principal  collected  on related  Sub-Loan  Group in Loan Group I during the  related Due Period or advanced on or before the related servicer advance date,

         2.       prepayments  in respect of Loan Group I and the related  Sub-Loan  Group,  exclusive  of any  prepayment  charges,  collected  in the related
                  Prepayment Period,

         3.       the Stated  Principal  Balance of each Loan Group I mortgage loan in the related  Sub-Loan Group that was repurchased by the Depositor or the related Servicer during the related Due Period,

         4.       the amount,  if any, by which the aggregate  unpaid  principal  balance of any replacement  mortgage loans is less than the aggregate  unpaid principal  balance of any deleted  mortgage  loans  delivered by the related  Servicer in connection  with a  substitution  of a Loan Group I mortgage loan in the related Sub-Loan Group during the related Due Period,

         5.       all Liquidation  Proceeds  collected during the related  Prepayment Period (or in the case of Subsequent  Recoveries,  during the related Due
                  Period) in respect of Loan Group I and the related  Sub-Loan Group,  to the extent such  Liquidation  Proceeds relate to principal,  less all related non-recoverable advances relating to principal reimbursed during the related Due Period, and

         6.       the principal  portion of the purchase  price of the assets of the Trust  allocated to Loan Group I and the related  Sub-Loan  Group upon the exercise by the Sponsor or its designee of its optional termination right with respect to the group I mortgage loans, minus

         7.       any amounts required to be reimbursed to EMC, the Depositor, a Servicer,  the Master Servicer,  the Custodian,  the Trustee or the Securities
                  Administrator and allocated to the related Sub-Loan Groups in Loan Group I, as provided in the Agreement.

Principal  Prepayment  - Any payment or other  recovery of principal on a mortgage  loan which is received in advance of its  scheduled  Due Date to the extent that it is not  accompanied  by an amount as to interest  representing  scheduled  interest due on any date or dates in any month or months  subsequent  to the month of prepayment,  including  Insurance Proceeds and Repurchase  Proceeds,  but excluding the principal portion of Net Liquidation  Proceeds received at the time a mortgage loan becomes a Liquidated Mortgage Loan.

Rating Agencies - Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.

Realized Loss - With respect to a mortgage loan is (1) a Bankruptcy Loss or (2) as to any Liquidated  Mortgage Loan, the unpaid principal  balance thereof plus accrued and unpaid interest  thereon at the mortgage rate through the last day of the month of liquidation  less the Net  Liquidation  Proceeds with respect to such mortgage loan and the related  mortgaged  property that are allocated to principal;  provided,  however,  that in the event the Master  Servicer  receives
Subsequent  Recoveries  with respect to any mortgage  loan,  the amount of the Realized  Loss with respect to that  mortgage loan will be reduced to the extent such Subsequent Recoveries are applied to reduce the Certificate Principal Balance of any class of Certificates on any distribution date.

Record Date - For each class of Group I Offered  Certificates,  the Class I-B-3  Certificates  and each  distribution  date,  the  Business Day  preceding  the applicable  distribution date so long as the Group I Offered  Certificates  remain in book-entry form; and otherwise the record date shall be the last Business
Day of the  month  preceding  the month in which  such  distribution  date  occurs.  For each  class of Group II  Offered  Certificates  and Group III  Offered
Certificates  and each  distribution  date,  the close of business on the last business day of the month  preceding the month in which such  distribution  date occurs.

Remaining Excess Spread - With respect to any distribution date, the Excess Spread less any Extra Principal Distribution Amount for such distribution date.

REMIC Regular Certificates - All classes of Certificates other than the Residual Certificates.

REO Property - A mortgage property acquired by the trust through foreclosure or deed-in-lieu of foreclosure.

Repurchase  Price - With respect to any mortgage loan required to be  repurchased,  an amount equal to the excess of (i) the sum of (a) 100% of the Outstanding
Principal  Balance of such  mortgage  loan plus accrued but unpaid  interest on the  Outstanding  Principal  Balance at the related  mortgage  rate through and including the last day of the month of repurchase  and (b) any costs and damages  incurred by the Trust in connection  with any violation of such mortgage loan of any predatory  lending laws over (ii) any portion of the Servicing Fee,  Monthly  Advances or servicing  advances  payable to the purchaser of such mortgage loan.

Repurchase  Proceeds - The Repurchase  Price in connection  with any  repurchase of a mortgage loan by the Sponsor and any cash deposit in connection  with the substitution  of a mortgage  loan.  See  “Description  of the  Securities-Assignment  of Trust Fund  Assets”  in the  prospectus  and  “Pooling  and  Servicing
Agreement-Representations and Warranties” in this prospectus supplement.

Residual Certificates - The Class R Certificates and the Class R-X Certificates.

Rules - The rules, regulations and procedures creating and affecting DTC and its operations.

S&P - Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

Securities Administrator - Wells Fargo Bank, National Association.

Senior Certificates - Group I Senior Certificates, the Group II Senior Certificates and the Group III Senior Certificates.

Senior Optimal Principal Amount - The Group II Senior Optimal Principal Amount or the Group III Senior Optimal Principal Amount, as applicable.

Senior Percentage - The Group II Senior Percentage or the Group III Senior Percentage, as applicable.

Senior Prepayment Percentage -Group II Senior Prepayment Percentage or the Group III Senior Prepayment Percentage, as applicable.

Servicers - The Sponsor, Countrywide Servicing, IndyMac Bank, F.S.B. and other servicers that service the mortgage loans.

Servicing Agreements - The servicing agreements specified in the Agreement between the Sponsor and the related Servicer.

Servicing  Fee - With respect to each  mortgage  loan, a fee that accrues at the  Servicing  Fee Rate,  as set forth under the heading  “Pooling and  Servicing
Agreement-Servicing  and Other  Compensation  and Payment of Expenses” in this prospectus  supplement,  on the same principal  balance on which interest on the mortgage loan accrues for the calendar month.

Servicing  Fee Rate - For each  mortgage  loan will be (i) 0.375% per annum with  respect to EMC (ii) .250% per annum with  respect to  Countrywide  Servicing,
(iii) .375% per annum with respect to IndyMac  Bank,  F.S.B.  and (iv) a per annum rate ranging from 0.250% per annum to 0.500% per annum,  as set forth on the
Mortgage Loan Schedule, with respect to other Servicers.

Special Hazard Loss - A Realized Loss  attributable  to damage or a direct physical loss suffered by a mortgaged  property  (including any Realized Loss due to the presence or suspected  presence of hazardous  wastes or substances on a mortgaged  property)  other than any such damage or loss covered by a hazard policy or a flood  insurance  policy  required to be maintained in respect of such  mortgaged  property under the Agreement or any loss due to normal wear and tear or certain other causes.

Sponsor - EMC Mortgage Corporation.

Stated  Principal  Balance - With respect to any group I mortgage loan and any  distribution  date: the principal  balance thereof as of the Cut-off Date minus the sum of (1) the  principal  portion of the  scheduled  monthly  payments due from  mortgagors  with respect to such mortgage loan due during each Due Period ending prior to such  distribution  date (and  irrespective of any delinquency in their payment),  (2) all Principal  Prepayments with respect to such mortgage loan received prior to or during the related  Prepayment  Period,  and all liquidation  proceeds to the extent applied by the related Servicer as recoveries of principal in accordance  with the Agreement or the related  Servicing  Agreement that were received by the related  Servicer as of the close of business on the last day of the  Prepayment  Period related to such  distribution  date and (3) any Realized Loss thereon  incurred  prior to or during the related  Prepayment
Period.

         With respect to any group II mortgage  loan and any  distribution  date,  (1) the unpaid  principal  balance of such  mortgage loan as of the close of business on the related Due Date (taking account of the principal  payment to be made on such Due Date and irrespective of any delinquency in its payment),  as specified in the  amortization  schedule at the time relating  thereto  (before any  adjustment to such  amortization  schedule by reason of any  bankruptcy or similar  proceeding  occurring  after the Cut-off Date (other than a Deficient  Valuation) or any  moratorium  or similar  waiver or grace period) less (2) any
Principal Prepayments and the principal portion of any Net Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period.

         With respect to any group III mortgage  loan and any  distribution  date,  (1) the unpaid  principal  balance of such mortgage loan as of the close of business on the related Due Date (taking account of the principal  payment to be made on such Due Date and irrespective of any delinquency in its payment),  as specified in the  amortization  schedule at the time relating  thereto  (before any  adjustment to such  amortization  schedule by reason of any  bankruptcy or similar  proceeding  occurring  after the Cut-off Date (other than a Deficient  Valuation) or any  moratorium  or similar  waiver or grace period) less (2) any
Principal Prepayments and the principal portion of any Net Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period.

         The Stated Principal Balance of any Liquidated Mortgage Loan is zero.

Stepdown Date - the earlier to occur of

         1.       the distribution date on which the aggregate Certificate Principal Balance of the Group I Senior Certificates has been reduced to zero and

         2.       the later to occur of

                  (a)      the distribution date occurring in July 2009 and

                  (b)      the first distribution date for which the Current Specified Enhancement Percentage for such distribution date is greater than or equal to approximately 18.50%.

Sub-Group  I-1A  Principal  Distribution  Amount - With  respect  to any  applicable  Distribution  Date,  an amount  equal to the lesser of (i) the Class I-1A
Principal  Distribution  Percentage  multiplied  by  the  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-1A
Certificates.

Sub-Group  I-2A  Principal  Distribution  Amount - With  respect  to any  applicable  Distribution  Date,  an amount  equal to the lesser of (i) the Class I-2A
Principal  Distribution  Percentage  multiplied  by  the  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-2A
Certificates.

Sub-Group  I-3A  Principal  Distribution  Amount - With  respect  to any  applicable  Distribution  Date,  an amount  equal to the lesser of (i) the Class I-3A
Principal  Distribution  Percentage  multiplied  by  the  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-3A
Certificates.

Sub-Loan Group - any of Sub-Loan Group I-1, Sub-Loan Group I-2, Sub-Loan Group II-1, Sub-Loan Group II-2,  Sub-Loan Group II-3, Sub-Loan Group III-1,  Sub-Loan
Group III-2 or Sub-Loan Group III-3, as applicable.

Sub-Loan Group I-1 - The pool of mortgage loans designated as Sub-Loan Group I-1.

Sub-Loan Group I-2 - The pool of mortgage loans designated as Sub-Loan Group I-2.

Sub-Loan Group I-3 - The pool of mortgage loans designated as Sub-Loan Group I-3.

Sub-Loan Group II-1 - The pool of mortgage loans designated as Sub-Loan Group II-1.

Sub-Loan Group II-2 - The pool of mortgage loans designated as Sub-Loan Group II-2.

Sub-Loan Group II-3 - The pool of mortgage loans designated as Sub-Loan Group II-3.

Sub-Loan Group III-1 - The pool of mortgage loans designated as Sub-Loan Group III-1.

Sub-Loan Group III-2 - The pool of mortgage loans designated as Sub-Loan Group III-2.

Sub-Loan Group III-3 - The pool of mortgage loans designated as Sub-Loan Group III-3.

Subordinate  Certificate  Writedown  Amount - With  respect  to the Group II  Subordinate  Certificates,  the  amount  by which (x) the sum of the  Certificate
Principal  Balances of the Group II  Certificates  (after giving effect to the  distribution of principal and the allocation of Realized Losses in reduction of the Certificate  Principal  Balances of the Group II Certificates on such distribution date) exceeds (y) the Stated Principal Balances of the group II mortgage loans on the Due Date  related to such  distribution  date.  With  respect to the Group III  Subordinate  Certificates,  the amount by which (x) the sum of the
Certificate  Principal  Balances of the Group III  Certificates  (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Certificate  Principal  Balances of the Group III Certificates on such  distribution  date) exceeds (y) the Stated  Principal  Balances of the group III mortgage loans on the Due Date related to such distribution date.

Subordinate Certificates - The Group I Subordinate Certificates, the Group II Subordinate Certificates and the Group III Subordinate Certificates.

Subordinate Optimal Principal Amount - The Group II Subordinate Optimal Principal Amount or the Group III Subordinate Optimal Principal Amount, as applicable.

Subordinate Percentage - The Group II Subordinate Prepayment Percentage or the Group III Subordinate Prepayment Percentage, as applicable.

Subsequent  Recoveries - As of any  distribution  date,  amounts  received  during the related Due Period by the Master Servicer or surplus amounts held by the
Master Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the  representations and warranties made by the Sponsor)
specifically  related to a liquidated  mortgage loan or disposition of an REO property prior to the related Prepayment Period that resulted in a Realized Loss, after liquidation or disposition of such mortgage loan.

Trigger Event - With respect to any  distribution  date, an event that exists if (i) the  percentage  obtained by dividing (x) the aggregate  Stated  Principal
Balance of the group I mortgage  loans that are 60 or more days  delinquent  (including  for this purpose any such mortgage  loans in bankruptcy or foreclosure and the group I mortgage  loans with respect to which the related  Mortgaged  Property has been  acquired by the Trust) by (y) the aggregate  Stated  Principal
Balance of the group I mortgage  loans in the  mortgage  pool,  in each case,  as of the close of business  on the last day of the  preceding  calendar  month, exceeds 37% of the Current  Specified  Enhancement  Percentage or (ii) the aggregate  amount of Realized Losses on the group I mortgage loans since the Cut-Off
Date as a percentage of the aggregate  Stated  Principal  Balance of the group I mortgage  loans as of the Cut-Off Date exceeds the  applicable  percentage set forth below:

                                             Months      Percentage
                                            37 - 48          0.65%
                                            49 - 60          1.15%
                                            61 - 72          1.65%
                                              73+            1.95%

Trust - Bear Stearns ALT-A Trust 2006-4.

Trustee - Citibank, N.A., a national banking associated organized under the laws of the United States.

Unpaid Realized Loss Amount - With respect to any class of Group I Offered Certificates and as to any distribution date, the excess of

         1.       Applied Realized Loss Amounts with respect to such class over

         2.       the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous distribution dates.

         Any amounts  distributed to a class of Group I Offered  Certificates  in respect of any Unpaid  Realized Loss Amount will not be applied to reduce the
Certificate Principal Balance of such Class.

Weighted  Average Net Rate - With respect to any Loan Group and  distribution  date,  the weighted  average of the Net Rates of the mortgage loans in such Loan
Group, weighted in proportion to the respective outstanding principal balances of such mortgage loans.

Wells Fargo - Wells Fargo Bank, National Association.

                                                                                                                               ANNEX I

  Distribution Date       Class I-1A        Class I-1A        Class I-2A      Class I-2A       Class I-3A       Class I-3A
                           Notional           Strike           Notional     Strike Rate(%)      Notional      Strike Rate(%)
                           Balance($)        Rate(%)          Balance($)                        Balance($)
    July 25, 2006         870,859,000          7.12          907,847,000         7.39          618,922,000         6.96
   August 25, 2006        848,996,427          7.12          885,132,612         7.39          603,446,751         6.96
  September 25, 2006      827,630,643          7.12          862,932,827         7.39          588,321,955         6.96
   October 25, 2006       806,751,146          7.12          841,236,509         7.39          573,540,028         6.96
  November 25, 2006       786,348,285          7.17          820,032,252         7.39          559,093,205         6.96
  December 25, 2006       766,409,480          7.17          799,308,899         7.39          544,973,903         6.96
   January 25, 2007       746,924,488          7.18          779,055,555         7.39          531,174,694         6.96
  February 25, 2007       727,883,192          7.18          759,261,567         7.39          517,688,361         6.96
    March 25, 2007        709,275,926          7.28          739,916,529         7.39          504,507,779         6.96
    April 25, 2007        691,095,270          7.28          721,010,265         7.39          491,626,023         6.96
     May 25, 2007         673,328,038          7.28          702,532,833         7.39          479,036,321         6.96
    June 25, 2007         655,962,069          7.28          684,474,515         7.39          466,732,057         6.96
    July 25, 2007         638,990,987          7.28          666,825,813         7.39          454,706,766         6.96
   August 25, 2007        622,405,852          7.28          649,577,446         7.40          442,954,126         6.96
  September 25, 2007      606,197,905          7.28          632,720,339         7.40          431,467,960         6.96
   October 25, 2007       590,358,629          7.31          616,245,677         7.40          420,242,231         6.96
  November 25, 2007       574,879,066          7.31          600,144,740         7.40          409,271,038         6.96
  December 25, 2007       559,751,854          7.31          584,408,653         7.40          398,548,615         6.96
   January 25, 2008       544,968,735          7.31          569,029,564         7.40          388,069,325         6.96
  February 25, 2008       530,521,876          7.31          553,999,376         7.40          377,827,659         6.96
    March 25, 2008        516,404,126          7.48          539,310,184         7.56          367,818,233         6.96
    April 25, 2008        502,612,725          7.57          524,954,672         7.56          358,035,786         6.96
     May 25, 2008         489,134,938          7.57          510,924,842         7.58          348,475,174         6.96
    June 25, 2008         475,963,803          7.57          497,213,021         7.58          339,131,371         6.96
    July 25, 2008         463,092,195          7.57          483,812,309         7.58          329,999,464         6.96
   August 25, 2008        450,513,312          7.57          470,715,656         7.58          321,074,652         6.96
  September 25, 2008      438,220,509          7.57          457,916,169         7.64          312,352,241         6.97
   October 25, 2008       426,207,291          7.61          445,407,113         7.64          303,827,647         6.97
  November 25, 2008       414,467,307          7.61          433,181,905         7.64          295,496,386         6.97
  December 25, 2008       402,994,357          7.61          421,234,110         7.64          287,354,097         6.97
   January 25, 2009       391,782,377          7.62          409,557,439         7.64          279,396,477         6.97
  February 25, 2009       380,825,437          7.63          398,145,748         7.64          271,619,342         6.97
    March 25, 2009        370,117,187          7.63          386,993,029         7.67          264,018,602         6.97
    April 25, 2009        359,652,546          7.63          376,093,412         7.67          256,590,306         6.97
     May 25, 2009         349,425,983          7.71          365,441,158         7.67          249,330,483         6.97
    June 25, 2009         339,433,655          7.71          355,030,661         7.67          242,235,332         6.97
    July 25, 2009         329,668,184          7.71          344,856,439         7.67          235,301,135         6.98
   August 25, 2009        329,668,184          7.71          344,856,439         7.67          235,301,135         6.98
  September 25, 2009      325,501,934          7.71          340,515,320         7.67          232,342,419         6.98
   October 25, 2009       318,074,029          7.82          332,775,213         7.67          227,067,036         6.98
  November 25, 2009       310,806,294          7.82          325,210,794         7.67          221,911,322         6.98
  December 25, 2009       303,704,077          7.82          317,818,077         7.67          216,872,565         6.98
   January 25, 2010       296,763,617          7.82          310,593,172         7.67          211,948,116         6.98
  February 25, 2010       289,981,235          7.82          303,532,271         7.67          207,135,382         6.98
    March 25, 2010        283,353,340          7.82          296,631,658         7.67          202,431,832         6.98
    April 25, 2010        276,876,419          7.82          289,887,698         7.67          197,834,994         6.98
     May 25, 2010         270,547,040          7.88          283,296,838         7.67          193,342,447         6.98
    June 25, 2010         264,358,902          7.88          276,855,607         7.67          188,951,827         6.98
    July 25, 2010         258,311,789          7.88          270,560,612         7.67          184,660,824         6.99
   August 25, 2010        252,402,495          7.88          264,408,537         7.67          180,467,189         6.99
  September 25, 2010      246,627,886          8.01          258,396,142         7.67          176,368,707         6.99
   October 25, 2010       240,984,962          8.01          252,520,258         7.67          172,363,105         6.99
  November 25, 2010       235,470,610          8.01          246,777,790         7.67          168,448,392         6.99
  December 25, 2010       230,081,960          8.05          241,165,713         7.67          164,622,510         6.99
   January 25, 2011       224,816,527          8.05          235,681,069         7.67          160,883,443         7.00
  February 25, 2011       219,671,386          8.05          230,320,968         7.67          157,229,225         7.00
    March 25, 2011        214,643,653          8.18          225,082,587         7.67          153,657,932         7.00
    April 25, 2011        209,724,946          8.35          219,963,158         7.71          150,167,683         7.01

---------------------------------------------------------------------------------------------------------------------------------------

  Distribution Date        Class I-M-1     Class I-M-1       Class I-M-2      Class I-M-2      Class I-B-1      Class I-B-1
                            Notional          Strike           Notional      Strike Rate(%)      Notional      Strike Rate(%)
                            Balance($)        Rate(%)         Balance($)                        Balance($)
    July 25, 2006          89,828,000          7.02          55,482,000          6.92          36,988,000          6.10
   August 25, 2006         89,828,000          7.02          55,482,000          6.92          36,988,000          6.10
  September 25, 2006       89,828,000          7.02          55,482,000          6.92          36,988,000          6.10
   October 25, 2006        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
  November 25, 2006        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
  December 25, 2006        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
   January 25, 2007        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
  February 25, 2007        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
    March 25, 2007         89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
    April 25, 2007         89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
     May 25, 2007          89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
    June 25, 2007          89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
    July 25, 2007          89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
   August 25, 2007         89,828,000          7.09          55,482,000          6.99          36,988,000          6.17
  September 25, 2007       89,828,000          7.09          55,482,000          6.99          36,988,000          6.17
   October 25, 2007        89,828,000          7.09          55,482,000          6.99          36,988,000          6.17
  November 25, 2007        89,828,000          7.10          55,482,000          7.00          36,988,000          6.18
  December 25, 2007        89,828,000          7.10          55,482,000          7.00          36,988,000          6.18
   January 25, 2008        89,828,000          7.10          55,482,000          7.00          36,988,000          6.18
  February 25, 2008        89,828,000          7.10          55,482,000          7.00          36,988,000          6.18
    March 25, 2008         89,828,000          7.22          55,482,000          7.12          36,988,000          6.30
    April 25, 2008         89,828,000          7.22          55,482,000          7.12          36,988,000          6.30
     May 25, 2008          89,828,000          7.26          55,482,000          7.16          36,988,000          6.34
    June 25, 2008          89,828,000          7.26          55,482,000          7.16          36,988,000          6.34
    July 25, 2008          89,828,000          7.26          55,482,000          7.16          36,988,000          6.34
   August 25, 2008         89,828,000          7.26          55,482,000          7.16          36,988,000          6.34
  September 25, 2008       89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
   October 25, 2008        89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
  November 25, 2008        89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
  December 25, 2008        89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
   January 25, 2009        89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
  February 25, 2009        89,828,000          7.32          55,482,000          7.22          36,988,000          6.40
    March 25, 2009         89,828,000          7.32          55,482,000          7.22          36,988,000          6.40
    April 25, 2009         89,828,000          7.32          55,482,000          7.22          36,988,000          6.40
     May 25, 2009          89,828,000          7.35          55,482,000          7.25          36,988,000          6.43
    June 25, 2009          89,828,000          7.35          55,482,000          7.25          36,988,000          6.43
    July 25, 2009          89,828,000          7.35          55,482,000          7.25          36,988,000          6.43
   August 25, 2009         86,152,467          7.35          47,373,534          7.25          31,582,356          6.43
  September 25, 2009       74,954,668          7.35          46,295,530          7.25          30,863,687          6.43
   October 25, 2009        73,248,972          7.39          45,242,012          7.29          30,161,342          6.47
  November 25, 2009        71,581,284          7.39          44,211,969          7.29          29,474,646          6.47
  December 25, 2009        69,951,490          7.39          43,205,332          7.29          28,803,555          6.47
   January 25, 2010        68,358,731          7.39          42,221,569          7.29          28,147,713          6.47
  February 25, 2010        66,802,165          7.39          41,260,161          7.29          27,506,774          6.47
    March 25, 2010         65,280,973          7.39          40,320,601          7.29          26,880,401          6.47
    April 25, 2010         63,794,351          7.39          39,402,393          7.29          26,268,262          6.47
     May 25, 2010          62,341,515          7.41          38,505,053          7.31          25,670,035          6.49
    June 25, 2010          60,921,451          7.41          37,627,955          7.31          25,085,303          6.49
    July 25, 2010          59,533,667          7.41          36,770,794          7.31          24,513,863          6.49
   August 25, 2010         58,177,430          7.41          35,933,119          7.31          23,955,413          6.49
  September 25, 2010       56,852,024          7.46          35,114,486          7.36          23,409,657          6.54
   October 25, 2010        55,556,745          7.46          34,314,460          7.36          22,876,307          6.54
  November 25, 2010        54,290,907          7.46          33,532,619          7.36          22,355,080          6.54
  December 25, 2010        53,053,849          7.46          32,768,554          7.36          21,845,702          6.54
   January 25, 2011        51,844,947          7.48          32,021,879          7.38          21,347,919          6.56
  February 25, 2011        50,663,552          7.48          31,292,194          7.38          20,861,462          6.56
    March 25, 2011         49,509,027          7.53          30,579,105          7.43          20,386,070          6.61
    April 25, 2011         48,380,286          7.61          29,881,941          7.51          19,921,294          6.69

  Distribution Date        Class I-B-2     Class I-B-2       Class I-B-3      Class I-B-3
                            Notional          Strike           Notional      Strike Rate(%)
                            Balance($)        Rate(%)         Balance($)
    July 25, 2006          13,210,000          5.20          15,852,000          5.20
   August 25, 2006         13,210,000          5.20          15,852,000          5.20
  September 25, 2006       13,210,000          5.20          15,852,000          5.20
   October 25, 2006        13,210,000          5.22          15,852,000          5.22
  November 25, 2006        13,210,000          5.22          15,852,000          5.22
  December 25, 2006        13,210,000          5.22          15,852,000          5.22
   January 25, 2007        13,210,000          5.22          15,852,000          5.22
  February 25, 2007        13,210,000          5.22          15,852,000          5.22
    March 25, 2007         13,210,000          5.26          15,852,000          5.26
    April 25, 2007         13,210,000          5.26          15,852,000          5.26
     May 25, 2007          13,210,000          5.26          15,852,000          5.26
    June 25, 2007          13,210,000          5.26          15,852,000          5.26
    July 25, 2007          13,210,000          5.26          15,852,000          5.26
   August 25, 2007         13,210,000          5.27          15,852,000          5.27
  September 25, 2007       13,210,000          5.27          15,852,000          5.27
   October 25, 2007        13,210,000          5.27          15,852,000          5.27
  November 25, 2007        13,210,000          5.28          15,852,000          5.28
  December 25, 2007        13,210,000          5.28          15,852,000          5.28
   January 25, 2008        13,210,000          5.28          15,852,000          5.28
  February 25, 2008        13,210,000          5.28          15,852,000          5.28
    March 25, 2008         13,210,000          5.40          15,852,000          5.40
    April 25, 2008         13,210,000          5.40          15,852,000          5.40
     May 25, 2008          13,210,000          5.44          15,852,000          5.44
    June 25, 2008          13,210,000          5.44          15,852,000          5.44
    July 25, 2008          13,210,000          5.44          15,852,000          5.44
   August 25, 2008         13,210,000          5.44          15,852,000          5.44
  September 25, 2008       13,210,000          5.48          15,852,000          5.48
   October 25, 2008        13,210,000          5.48          15,852,000          5.48
  November 25, 2008        13,210,000          5.48          15,852,000          5.48
  December 25, 2008        13,210,000          5.48          15,852,000          5.48
   January 25, 2009        13,210,000          5.48          15,852,000          5.48
  February 25, 2009        13,210,000          5.50          15,852,000          5.50
    March 25, 2009         13,210,000          5.50          15,852,000          5.50
    April 25, 2009         13,210,000          5.50          15,852,000          5.50
     May 25, 2009          13,210,000          5.53          15,852,000          5.53
    June 25, 2009          13,210,000          5.53          15,852,000          5.53
    July 25, 2009          13,210,000          5.53          15,852,000          5.53
   August 25, 2009         11,279,413          5.53          13,535,295          5.53
  September 25, 2009       11,022,745          5.53          13,227,294          5.53
   October 25, 2009        10,771,908          5.57          12,926,289          5.57
  November 25, 2009        10,526,659          5.57          12,631,991          5.57
  December 25, 2009        10,286,984          5.57          12,344,381          5.57
   January 25, 2010        10,052,754          5.57          12,063,305          5.57
  February 25, 2010        9,823,848           5.57          11,788,617          5.57
    March 25, 2010         9,600,143           5.57          11,520,172          5.57
    April 25, 2010         9,381,522           5.57          11,257,827          5.57
     May 25, 2010          9,167,870           5.59          11,001,444          5.59
    June 25, 2010          8,959,037           5.59          10,750,844          5.59
    July 25, 2010          8,754,951           5.59          10,505,941          5.59
   August 25, 2010         8,555,504           5.59          10,266,605          5.59
  September 25, 2010       8,360,592           5.64          10,032,710          5.64
   October 25, 2010        8,170,110           5.64           9,804,131          5.64
  November 25, 2010        7,983,957           5.64           9,580,748          5.64
  December 25, 2010        7,802,037           5.64           9,362,444          5.64
   January 25, 2011        7,624,257           5.66           9,149,108          5.66
  February 25, 2011        7,450,522           5.66           8,940,627          5.66
    March 25, 2011         7,280,739           5.71           8,736,887          5.71
    April 25, 2011         7,114,748           5.79           8,537,698          5.79

                                                                                                                               ANNEX II
                                     GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances,  the certificates,  which are referred to as the global securities, will be available only in  book-entry  form.  Investors  in the global  securities  may hold  interests in these  global  securities  through any of DTC,
Clearstream or Euroclear.  Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding  interests in global securities  through  Clearstream and Euroclear will be conducted in accordance  with their normal rules and  operating  procedures  and in accordance  with  conventional  eurobond  practice.
Secondary  market trading between  investors  holding  interests in global  securities  through DTC will be conducted  according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary  cross-market  trading between investors holding interests in global securities through Clearstream or Euroclear and investors  holding  interests  in global  securities  through DTC  participants  will be effected on a  delivery-against-payment  basis through the respective depositories of Clearstream and Euroclear, in such capacity and other DTC participants.

         Although  DTC,  Euroclear  and  Clearstream  are  expected to follow the  procedures  described  below in order to  facilitate transfers of interests in the global securities among participants of DTC,  Euroclear and Clearstream,  they are under no obligation to perform or continue to perform those  procedures  and those  procedures may be  discontinued  at any time.  None of the Depositor,  the
Servicer nor the Trustee will have any  responsibility  for the  performance  by DTC,  Euroclear and  Clearstream  or their  respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

         Non-U.S.  holders  of global  securities  will be  subject  to U.S.  withholding  taxes  unless  those  holders  meet  certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         The global  securities  will be  registered  in the name of Cede & Co. as nominee of DTC.  Investors'  interests in the global securities  will be represented  through  financial  institutions  acting on their behalf as direct and indirect  participants  in DTC.
Clearstream and Euroclear will hold positions on behalf of their  participants  through their  respective  depositories,  which in turn will hold such positions in accounts as DTC participants.

         Investors  electing to hold  interests in global  securities  through DTC  participants,  rather than through  Clearstream  or
Euroclear  accounts,  will be  subject  to the  settlement  practices  applicable  to similar  issues of  mortgage-backed  certificate.
Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing  to hold  interests  in global  securities  through  Clearstream  or  Euroclear  accounts  will follow the settlement  procedures  applicable to conventional  eurobonds,  except that there will be no temporary global security and no “lock-up”
or restricted  period.  Interests in global  securities  will be credited to the securities  custody  accounts on the  settlement  date against payment in same-day funds.

Secondary Market Trading

         Since the  purchaser  determines  the place of delivery,  it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Transfers  between  DTC  Participants.  Secondary  market  trading  between  DTC  participants  will be settled  using the DTC procedures applicable to similar issues of certificate in same-day funds.

         Transfers between  Clearstream and/or Euroclear  Participants.  Secondary market trading between  Clearstream  participants or
Euroclear  participants  and/or  investors  holding  interests in global  securities  through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Transfers  between  DTC Seller  and  Clearstream  or  Euroclear  Purchaser.  When  interests  in global  securities  are to be transferred  on behalf of a seller from the account of a DTC  participant  to the account of a Clearstream  participant  or a Euroclear participant  for a purchaser,  the purchaser will send  instructions to Clearstream or Euroclear  through a Clearstream  participant or
Euroclear  participant  at least one  business  day prior to  settlement.  Clearstream  or the  Euroclear  operator  will  instruct its respective  depository to receive an interest in the global  securities  against payment.  Payment will include interest accrued on the global  securities  from and including the last payment date to but excluding  the  settlement  date.  Payment will then be made by the respective  depository  to the DTC  participant's  account  against  delivery  of an  interest  in the  global  securities.  After this settlement  has been  completed,  the  interest  will be credited to the  respective  clearing  system and by the clearing  system,  in accordance  with its usual  procedures,  to the  Clearstream  participant's  or  Euroclear  participant's  account.  The credit of this interest  will appear on the next  business day and the cash debit will be  back-valued  to and the  interest on the global  securities will accrue  from,  the value date,  which would be the  preceding  day when  settlement  occurred in New York.  If  settlement  is not completed  through DTC on the intended  value date,  i.e.,  the trade fails,  the  Clearstream  or Euroclear  cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants and Euroclear  participants will need to make available to the respective  clearing system the funds necessary to process  same-day funds  settlement.  The most direct means of doing so is to pre-position  funds for settlement from cash on hand, in which case the  Clearstream  participants  or Euroclear  participants  will take on credit  exposure to  Clearstream or the
Euroclear operator until interests in the global securities are credited to their accounts one day later.

         As an alternative,  if Clearstream or the Euroclear operator has extended a line of credit to them,  Clearstream  participants or  Euroclear  participants  can elect not to  pre-position  funds and allow that credit line to be drawn upon.  Under this  procedure,
Clearstream  participants  or Euroclear  participants  receiving  interests in global  securities for purchasers  would incur overdraft charges for one day,  to the extent  they  cleared  the  overdraft  when  interests  in the global  securities  were  credited to their accounts.  However,  interest on the global  securities  would  accrue from the value date.  Therefore,  the  investment  income on the interest in the global  securities  earned  during that  one-day  period  would tend to offset the amount of these  overdraft  charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

         Since the  settlement  through  DTC will take place  during New York  business  hours,  DTC  participants  are  subject to DTC procedures for  transferring  interests in global  securities to the respective  depository of Clearstream or Euroclear for the benefit of  Clearstream  participants  or Euroclear  participants.  The sale  proceeds  will be  available to the DTC seller on the  settlement date. Thus, to the Sponsor settling the sale through a DTC  participant,  a cross-market  transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

         Finally,  intra-day  traders that use  Clearstream  participants  or Euroclear  participants  to purchase  interests in global securities from DTC participants or sellers settling  through them for delivery to Clearstream  participants or Euroclear  participants should note that these trades will  automatically  fail on the sale side unless  affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

                  o   borrowing  interests in global securities  through  Clearstream or Euroclear for one day, until the purchase side of the intra-day  trade is reflected in the relevant  Clearstream or Euroclear  accounts,  in accordance with the clearing system's customary procedures;

                  o   borrowing  interests  in global  securities  in the United  States from a DTC  participant  no later than one day prior to  settlement,  which would give  sufficient  time for such  interests  to be  reflected  in the  relevant
                      Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

                  o   staggering  the value dates for the buy and sell sides of the trade so that the value date for the purchase  from the DTC  participant is at least one day prior to the value date for the sale to the  Clearstream  participant or
                      Euroclear participant.

         Transfers  between  Clearstream  or  Euroclear  Seller  and DTC  Purchaser.  Due to time  zone  differences  in  their  favor,
Clearstream  participants  and Euroclear  participants  may employ their  customary  procedures for  transactions in which interests in global securities are to be transferred by the respective  clearing system,  through the respective  depository,  to a DTC participant.
The  Sponsor  will send  instructions  to  Clearstream  or the  Euroclear  operator  through a  Clearstream  participant  or  Euroclear participant  at least one business day prior to  settlement.  Clearstream  or Euroclear  will instruct its  respective  depository,  to credit an interest in the global  securities to the DTC  participant's  account against payment.  Payment will include interest accrued on the global  securities  from and  including the last payment date to but excluding  the  settlement  date.  The payment will then be reflected in the account of the Clearstream  participant or Euroclear  participant  the following  business day and receipt of the cash proceeds in the Clearstream  participant's  or Euroclear  participant's  account would be back-valued to the value date, which would be the  preceding  day, when  settlement  occurred  through DTC in New York.  If  settlement is not completed on the intended  value date,
i.e., the trade fails, receipt of the cash proceeds in the Clearstream  participant's or Euroclear  participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial  owner who is an individual or  corporation  holding the global  security on its own behalf of global  securities holding  securities  through  Clearstream or Euroclear or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S.  withholding tax that typically  applies to payments of interest,  including  original issue discount,  on registered debt issued by U.S. persons, unless:

                  o   each clearing system,  bank or other  institution that holds customers'  securities in the ordinary course of its trade or business  in the chain of  intermediaries  between  the  beneficial  owner or a foreign  corporation  or foreign trust and the U.S. entity required to withhold tax complies with applicable  certification  requirements;
                      and

                  o   the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

                  o   Exemption for Non-U.S.  Persons-Form  W-8BEN.  Beneficial holders of global securities that are Non-U.S.  persons generally  can  obtain a  complete  exemption  from  the  withholding  tax by  filing a  signed  Form  W-8BEN  or
                      Certificate of Foreign Status of Beneficial  Owner for United States Tax Withholding.  Non-U.S.  persons residing in a country  that has a tax  treaty  with the  United  States  can  obtain an  exemption  or  reduced  tax rate, depending on the treaty terms,  by filing Form W-8BEN.  If the information  shown on Form W-8BEN  changes,  a new
                      Form W-8BEN must be filed within 30 days of the change.

                  o   Exemption for Non-U.S.  persons with effectively  connected  income-Form W-8ECI. A Non-U.S.  person,  including a
                      non-U.S.  corporation or bank with a U.S.  branch,  for which the interest  income is effectively  connected with its conduct of a trade or business in the United  States,  can obtain an exemption  from the  withholding  tax by filing  Form  W-8ECI  or  Certificate  of  Foreign  Person's  Claim  for  Exemption  from  Withholding  on Income
                      Effectively Connected with the Conduct of a Trade or Business in the United States.

                  o   Exemption for U.S.  Persons-Form  W-9. U.S.  persons can obtain a complete  exemption from the withholding tax by filing Form W-9 or Payer's Request for Taxpayer Identification Number and Certification.

         U.S.  Federal  Income Tax  Reporting  Procedure.  The  holder of a global  security  or, in the case of a Form  W-8BEN or Form
W-8ECI filer,  his agent,  files by submitting  the  appropriate  form to the person  through whom it holds the  security-the  clearing agency,  in the case of persons  holding  directly on the books of the  clearing  agency.  Form W-8BEN and Form  W-8ECI  generally  are effective until the third  succeeding  calendar year from the date the form is signed.  However,  the W-8BEN and W-8ECI with a taxpayer identification  number will remain  effective until a change in  circumstances  makes any  information on the form incorrect,  provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S.  The term “U.S. person” means:

                  o   a citizen or resident of the United States;

                  o   a corporation,  partnership  or other entity treated as a corporation or a partnership  for United States federal income tax  purposes  organized in or under the laws of the United  States or any state  thereof,  including  for this  purpose the  District of  Columbia,  unless,  in the case of a  partnership,  future  Treasury  regulations provide otherwise;

                  o   an estate that is subject to U.S. federal income tax regardless of the source of its income; or

                  o   a trust if a court within the United States is able to exercise  primary  supervision  of the  administration  of the trust and one or more United States  persons have the authority to control all  substantial  decisions of the trust.

If the information shown on Form W-8BEN or Form W-8ECI changes,  a new Form W-8BEN or Form W-8ECI, as applicable,  must be filed within
30 days of the change.  Certain  trusts not  described  in the final bullet of the  preceding  sentence in existence on August 20, 1996 that elect to be treated as a United  States  Person will also be a U.S.  person.  The term  “Non-U.S.  person” means any person who is not a U.S.  person.  This  summary  does not deal with all  aspects of U.S.  federal  income tax  withholding  that may be  relevant to foreign holders of the global  securities.  Investors are advised to consult their own tax advisors for specific tax advice  concerning their holding and disposing of the global securities.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Depositor

MORTGAGE PASS-THROUGH CERTIFICATES

MORTGAGE-BACKED NOTES

You should consider carefully the risk factors beginning on page 5 in this prospectus and the risk factors in the prospectus supplement.

The Offered Securities

The depositor proposes to establish one or more trusts to issue and sell from time to time one or more classes of offered securities, which shall be mortgage pass-through certificates or mortgage-backed notes.

The Trust Fund

Each series of securities will be secured by a trust fund consisting primarily of a segregated pool of mortgage loans, including:

•	mortgage loans secured by first and junior liens on the related mortgage property;
•	home equity revolving lines of credit;
•	mortgage loans where the borrower has little or no equity in the related mortgaged property;
•	mortgage loans secured by one-to-four-family residential properties;
•

mortgage loans secured by multifamily properties, commercial properties and mixed residential and commercial properties, provided that the concentration of these properties is less than 10% of the pool;

•	manufactured housing conditional sales contracts and installment loan agreements or interests therein; and
•	mortgage securities issued or guaranteed by Ginnie Mae, Fannie Mae, Freddie Mac or other government agencies or government-sponsored agencies or privately issued mortgage securities;

in each case acquired by the depositor from one or more affiliated or unaffiliated institutions.

Credit Enhancement

If so specified in the related prospectus supplement, the trust for a series of securities may include any one or any combination of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy or reserve fund, currency or interest rate exchange agreements or other type of credit enhancement. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination of one or more classes of securities, by cross-collateralization or by overcollateralization.

The securities of each series will represent interests or obligations of the issuing entity, and will not represent interests in or obligations of the sponsor, depositor, or any of their affiliates.

The offered securities may be offered to the public through different methods as described in “Methods of Distribution” in this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities offered hereby or determined that this prospectus or the prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is March 28, 2006.

TABLE OF CONTENTS

Caption	Page

INTRODUCTION	4
General	4
RISK FACTORS	5
THE MORTGAGE POOLS	11
General	11
The Mortgage Loans	13
Underwriting Standards	16
FICO Scores	19
Qualifications of Originators and Sellers	19
Representations by Sellers	19
Optional Purchase of Defaulted Mortgage Loans	22
STATIC POOL INFORMATION	22
SERVICING OF MORTGAGE LOANS	22
General	22
The Master Servicer	23
The Servicers	23
Collection and Other Servicing Procedures; Mortgage Loan Modifications	23
Special Servicers	25
Realization Upon or Sale of Defaulted Mortgage Loans	25
Servicing and Other Compensation and Payment of Expenses; Retained Interest	28
Evidence as to Compliance	29
DESCRIPTION OF THE SECURITIES	29
General	29
Form of Securities	32
Global Securities	33
Exchangeable Securities	36
Assignment of Trust Fund Assets	38
Distribution Account	40
Distributions	44
Distributions of Interest and Principal on the Securities	44
Pre-Funding Account	45
Distributions on the Securities in Respect of Prepayment Premiums	46
Allocation of Losses and Shortfalls	46
Advances	46
Modifications	47
Reports to Securityholders	47
DESCRIPTION OF CREDIT ENHANCEMENT	49
General	49
Subordinate Securities	49
Cross-Collateralization	49
Overcollateralization	50
Financial Guaranty Insurance Policy	50
Mortgage Pool Insurance Policies	50
Letter of Credit	50
Special Hazard Insurance Policies	51
Reserve Funds	51
Cash Flow Agreements	52
Maintenance of Credit Enhancement	52
Reduction or Substitution of Credit Enhancement	54
OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES	54
Derivatives	54
Purchase Obligations	55
DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER	56
General	56
Primary Mortgage Insurance Policies	56
Hazard Insurance Policies	57
FHA Mortgage Insurance	58
VA Mortgage Guaranty	59
THE SPONSOR	59
THE DEPOSITOR	61
THE AGREEMENTS	61
General	61
Certain Matters Regarding the Master Servicer and the Depositor	62
Events of Default and Rights Upon Event of Default	63
Amendment	66
Termination; Retirement of Securities	67
The Securities Administrator	68
Duties of Securities Administrator	69
Some Matters Regarding the Securities Administrator	69
Resignation and Removal of the Securities Administrator	69
The Trustee	69
Duties of the Trustee	69
Some Matters Regarding the Trustee	71
Resignation and Removal of the Trustee	71
YIELD CONSIDERATIONS	71
MATURITY AND PREPAYMENT CONSIDERATIONS	74
LEGAL ASPECTS OF MORTGAGE LOANS	75
Mortgages	75
Cooperative Mortgage Loans	75
Tax Aspects of Cooperative Ownership	76
Leases and Rents	77
Contracts	77

Foreclosure on Mortgages and Some Contracts	78
Foreclosure on Shares of Cooperatives	80
Repossession with respect to Contracts	81
Rights of Redemption	82
Anti-Deficiency Legislation and Other Limitations on Lenders	82
Environmental Legislation	84
Consumer Protection Laws	85
Homeownership Act and Similar State Laws	85
Additional Consumer Protections Laws with Respect to Contracts	86
Enforceability of Certain Provisions	86
Subordinate Financing	87
Installment Contracts	87
Applicability of Usury Laws	88
Alternative Mortgage Instruments	89
Formaldehyde Litigation with Respect to Contracts	89
The Servicemembers Civil Relief Act	89
Forfeitures in Drug and RICO Proceedings	90
Junior Mortgages	90
Negative Amortization Loans	91
FEDERAL INCOME TAX CONSEQUENCES	91
General	91
REMICS	92
Notes	106
Grantor Trust Funds	106
Taxation of Classes of Exchangeable Securities	114
Callable Classes	116
PENALTY AVOIDANCE	116
STATE AND OTHER TAX CONSEQUENCES	116
ERISA CONSIDERATIONS	116
Underwriter Exemption	118
Other Exemptions	120
ERISA Considerations Relating to Notes	122
Exchangeable Securities and Callable Securities	123
Tax Exempt Investors	123
Consultation with Counsel	123
LEGAL INVESTMENT MATTERS	124
USE OF PROCEEDS	125
METHODS OF DISTRIBUTION	125
LEGAL MATTERS	126
FINANCIAL INFORMATION	126
RATING	126
AVAILABLE INFORMATION	126
REPORTS TO SECURITYHOLDERS	127
INCORPORATION OF INFORMATION BY REFERENCE	127
GLOSSARY	128

INTRODUCTION

All capitalized terms in this prospectus are defined in the glossary at the end.

General

The mortgage pass-through certificates or mortgage-backed notes offered by this prospectus and the related prospectus supplement will be offered from time to time in series. The securities of each series will consist of the offered securities of the series, together with any other mortgage pass-through certificates or mortgage-backed notes of the series.

Each series of certificates will represent in the aggregate the entire beneficial ownership interest in, and each series of notes will represent indebtedness of, a trust fund to be established by the depositor. Each trust fund will consist primarily of a pool of mortgage loans or interests therein, which may include mortgage securities, acquired by the depositor from one or more affiliated or unaffiliated sellers. See “The Depositor” and “The Mortgage Pools.” The mortgage loans may include sub-prime mortgage loans. The trust fund assets, may also include, if applicable, reinvestment income, reserve funds, cash accounts, swaps and other derivatives that are described in this prospectus, and various forms of credit enhancement as described in this prospectus and will be held in trust for the benefit of the related securityholders pursuant to: (1) with respect to each series of certificates, a pooling and servicing agreement or other agreement, or (2) with respect to each series of notes, an indenture, in each case as more fully described in this prospectus and in the related prospectus supplement. Information regarding the offered securities of a series, and the general characteristics of the mortgage loans and other trust fund assets in the related trust fund, will be set forth in the related prospectus supplement.

Each series of securities will include one or more classes. Each class of securities of any series will represent the right, which right may be senior or subordinate to the rights of one or more of the other classes of the securities, to receive a specified portion of payments of principal or interest or both on the mortgage loans and the other trust fund assets in the related trust fund in the manner described in this prospectus under “Description of the Securities” and in the related prospectus supplement. A series may include one or more classes of securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. A series may include two or more classes of securities which differ as to the timing, sequential order, priority of payment, pass-through rate or amount of distributions of principal or interest or both.

The depositor’s only obligations with respect to a series of securities will be pursuant to representations and warranties made by the depositor, except as provided in the related prospectus supplement. The master servicer and each principal servicer for any series of securities will be named in the related prospectus supplement. The principal obligations of the master servicer will be pursuant to its contractual servicing obligations, which include its limited obligation to make advances in the event of delinquencies in payments on the related mortgage loans if the servicer of a mortgage loan fails to make such advance. See “Description of the Securities.”

If so specified in the related prospectus supplement, the trust fund for a series of securities may include any one or any combination of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy, reserve fund, currency or interest rate exchange agreements or any other type of credit enhancement described in this prospectus. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination of one or more classes of securities, by cross-collateralization or by overcollateralization. See “Description of Credit Enhancement.”

The rate of payment of principal of each class of securities entitled to a portion of principal payments on the mortgage loans in the related mortgage pool and the trust fund assets will depend on the priority of payment of the class and the rate and timing of principal payments on the mortgage loans and other trust fund assets, including by reason of prepayments, defaults, liquidations and repurchases of mortgage loans. A rate of principal payments lower or faster than that anticipated may affect the yield on a class of securities in the manner described in this prospectus and in the related prospectus supplement. See “Yield Considerations.”

With respect to each series of securities, one or more separate elections may be made to treat the related trust fund or a designated portion thereof as a REMIC for federal income tax purposes. If applicable, the prospectus supplement for a series of securities will specify which class or classes of the securities will be considered to be regular interests in the related REMIC and which class of securities or other interests will be designated as the residual interest in the related REMIC. See “Federal Income Tax Consequences” in this prospectus.

The offered securities may be offered through one or more different methods, including offerings through underwriters, as more fully described under “Methods of Distribution” and in the related prospectus supplement.

There will be no secondary market for the offered securities of any series prior to the offering thereof. There can be no assurance that a secondary market for any of the offered securities will develop or, if it does develop, that it will continue. The offered securities will not be listed on any securities exchange, unless so specified in the related prospectus supplement.

RISK FACTORS

You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

The Offered Certificates or Notes Will Have Limited Liquidity, So You May Be Unable to Sell Your Securities or May Be Forced to Sell Them at a Discount from Their Fair Market Value.

The underwriter intends to make a secondary market in the offered certificates or notes, however the underwriter will not be obligated to do so. There can be no assurance that a secondary market for the offered certificates or notes will develop or, if it does develop, that it will provide holders of the offered certificates or notes with liquidity of investment or that it will continue for the life of the offered certificates or notes. As a result, any resale prices that may be available for any offered certificate in any market that may develop may be at a discount from the initial offering price or the fair market value thereof. The offered certificates or notes will not be listed on any securities exchange.

The Rate and Timing of Principal Distributions on the Offered Certificates or Notes Will Be Affected by Prepayment Speeds.

The rate and timing of distributions allocable to principal on the offered certificates or notes, other than the interest only certificates, will depend, in general, on the rate and timing of principal payments, including prepayments and collections upon defaults, liquidations and repurchases, on the mortgage loans in the related loan group, or in the case of the offered subordinate certificates, both loan groups, and the allocation thereof to pay principal on these certificates as provided in the prospectus supplement. As is the case with mortgage pass-through certificates generally, the offered certificates or notes are subject to substantial inherent cash-flow uncertainties because the mortgage loans may be prepaid at any time. However, if applicable, with respect to the percentage of the mortgage loans set forth in the prospectus supplement, a prepayment within five years, as provided in the mortgage note, of its origination may subject the related mortgagor to a prepayment charge, which may act as a deterrent to prepayment of the mortgage loan. See “The Mortgage Pool” in the prospectus supplement.

Generally, when prevailing interest rates are increasing, prepayment rates on mortgage loans tend to decrease. A decrease in the prepayment rates on the mortgage loans will result in a reduced rate of return of principal to investors in the offered certificates or notes at a time when reinvestment at higher prevailing rates would be desirable.

Conversely, when prevailing interest rates are declining, prepayment rates on mortgage loans tend to increase. An increase in the prepayment rates on the mortgage loans will result in a greater rate of return of principal to investors in the offered certificates or notes, at time when reinvestment at comparable yields may not be possible.

During the first seven years after the closing date, the entire amount of any prepayments and certain other unscheduled recoveries of principal with respect to the mortgage loans in a loan group will be allocated to the senior certificates in the related certificate group, other than the interest only certificates, with such allocation to be subject to further reduction over an additional four year period thereafter, as described in the prospectus supplement, unless the amount of subordination provided to the senior certificates by the subordinate certificates is twice the amount as of the cut-off date, and certain loss and delinquency tests are satisfied. This will accelerate the amortization of the senior certificates in each certificate group, other than the interest only certificates, as a whole while, in the absence of losses in respect of the mortgage loans in the related loan group, increasing the percentage interest in the principal balance of the mortgage loans in such loan group the subordinate certificates evidence.

For further information regarding the effect of principal prepayments on the weighted average lives of the offered certificates or notes, see “Yield on the Certificates” or “Yield on the Notes” in the prospectus supplement, including the table entitled “Percent of Initial Principal Balance Outstanding at the Following Percentages of the Prepayment Assumption” in the prospectus supplement.

The Yield to Maturity on the Offered Certificates or Notes Will Depend on a Variety of Factors.

The yield to maturity on the offered certificates or notes, particularly the interest only certificates, will depend, in general, on:

•	the applicable purchase price; and
•

the rate and timing of principal payments, including prepayments and collections upon defaults, liquidations and repurchases, on the related mortgage loans and the allocation thereof to reduce the current principal amount or notional amount of the offered certificates or notes, as well as other factors.

The yield to investors on the offered certificates or notes will be adversely affected by any allocation thereto of interest shortfalls on the mortgage loans.

In general, if the offered certificates or notes, other than the interest only certificates, are purchased at a premium and principal distributions occur at a rate faster than anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if the offered certificates or notes, other than the interest only certificates, are purchased at a discount and principal distributions occur at a rate slower than that anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that originally assumed.

The proceeds to the depositor from the sale of the offered certificates or notes were determined based on a number of assumptions, including a constant rate of prepayment each month, or CPR, relative to the then outstanding principal balance of the mortgage loans. No representation is made that the mortgage loans will prepay at this rate or at any other rate, or that the mortgage loans will prepay at the same rate. The yield assumptions for the offered certificates or notes will vary as determined at the time of sale. See “Yield on the Certificates” or “Yield on the Notes” in the prospectus supplement.

Some of the Mortgage Loans Have an Initial Interest Only Period, Which May Result in Increased Delinquencies and Losses.

As of the cut-off date, some of the mortgage loans, have initial interest only periods of three years, five years and ten years. During these periods, the payment made by the related mortgagor will be less than it would be if the mortgage loan amortized. In addition, the mortgage loan balance will not be reduced by the principal portion of scheduled payments during this period. As a result, no principal payments will be made to the certificates from these mortgage loans during their interest only period except in the case of a prepayment.

After the initial interest only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of the mortgage loan not amortizing during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by credit enhancement, will be allocated to the certificates.

Initial Interest Only Period Mortgage Loans are Relatively New in the Mortgage Marketplace and May Present Higher or Lower Prepayment Speeds and Delinquency than Fully Amortizing Loans.

Mortgage loans with an initial interest only period are relatively new in the mortgage marketplace. The performance of these mortgage loans may be significantly different than mortgage loans that fully amortize. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular one with an initial interest only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure to build equity in the property by the related mortgagor may affect the delinquency and prepayment of these mortgage loans.

The Mortgage Loans Concentrated in a Specific Region May Present a Greater Risk of Loss with Respect to Such Mortgage Loans.

Mortgage loans secured by properties located in the State of California are more likely to incur defaults or losses as a result of physical damage to the properties resulting from natural causes such as earthquake, mudslide and wildfire, as compared to mortgage loans secured by properties located in other locations. Investors should note that some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region’s economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The mortgage loans securing the offered certificates or notes may be concentrated in these regions, and any concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. Any risks associated with mortgage loan concentration may affect the yield to maturity of the offered certificates or notes to the extent losses caused by these risks are not covered by the subordination provided by the non-offered subordinate certificates.

Statutory and Judicial Limitations on Foreclosure Procedures May Delay Recovery in Respect of the Mortgaged Property and, in Some Instances, Limit the Amount That May Be Recovered by the Foreclosing Lender, Resulting in Losses on the Mortgage Loans That Might be Allocated to the Offered Certificates or Notes.

Foreclosure procedures may vary from state to state. Two primary methods of foreclosing a mortgage instrument are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are asserted. Delays may also result from difficulties in locating necessary defendants. Non-judicial foreclosures may be subject to delays resulting from state laws mandating the recording of notice of default and notice of sale and, in some states, notice to any party having an interest of record in the real property, including junior lienholders. Some states have adopted “anti-deficiency” statutes that limit the ability of a lender to collect the full amount owed on a loan if the property sells at foreclosure for less than the full amount owed. In addition, United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions that are perceived by the court as harsh or unfair. The effect of these statutes and judicial principles may be to delay and/or reduce distributions in respect of the offered certificates or notes. See “Legal Aspects of Mortgage Loans—Foreclosure on Mortgages and Some Contracts” herein.

The Value of the Mortgage Loans May Be Affected By, Among Other Things, a Decline in Real Estate Values, Which May Result in Losses on the Offered Certificates or Notes.

No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values so that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties, in the mortgage pool become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In some areas of the United States, real estate values have risen at a greater rate in recent years than in the past. In particular, mortgage loans with high principal balances or high loan-to-value ratios will be affected by any decline in real estate values. Real estate values in any area of the country may be affected by several factors, including population trends, mortgage interest rates, and the economic well-being of that area. Any decrease in the value of the mortgage loans may result in the allocation of losses which are not covered by credit enhancement to the offered certificates or notes.

The Ratings on the Offered Certificates or Notes Are Not a Recommendation to Buy, Sell or Hold the Offered Certificates or Notes and Are Subject to Withdrawal at Any Time, Which May Affect the Liquidity or the Market Value of the Offered Certificates or Notes.

It is a condition to the issuance of the offered certificates or notes that each class of offered certificates or notes be rated in one of the four highest rating categories by a nationally recognized statistical rating agency. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any offered certificate, and, accordingly, there can be no assurance that the ratings assigned to any offered certificate on the date on which the offered certificates or notes are initially issued will not be lowered or withdrawn by a rating agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity or the market value of the related offered certificates or notes may be adversely affected. See “Ratings” in the prospectus supplement and “Rating” herein.

The ratings of the offered certificates or notes by the rating agencies may be lowered following the initial issuance thereof as a result of losses on the mortgage loans in excess of the levels contemplated by the rating agencies at the time of their initial rating analysis. Neither the depositor, the master servicer, the servicers, the securities administrator, the trustee nor any of their respective affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain the ratings of the offered certificates or notes. See “Description of Credit Enhancement—Reduction or Substitution of Credit Enhancement” herein.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with Respect to These Mortgage Loans.

Some or all of the mortgage loans included in the trust fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to those mortgage loans, recourse in the event of mortgagor default will be limited to the specific real property and other assets, if any, that were pledged to secure the mortgage loan. However, even with respect to those mortgage loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that enforcement of the recourse provisions will be practicable, or that the other assets of the mortgagor will be sufficient to permit a recovery in respect of a defaulted mortgage loan in excess of the liquidation value of the related mortgaged property. Any risks associated with mortgage loans with no or limited recourse may affect the yield to maturity of the offered certificates or notes to the extent losses caused by these risks which are not covered by credit enhancement are allocated to the offered certificates or notes.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

To the extent that a servicer or the master servicer, in its capacity as successor servicer, for a mortgage loan acquires title to any related mortgaged property which is contaminated with or affected by hazardous wastes or hazardous substances, these mortgage loans may incur losses. See “Servicing of Mortgage Loans—Realization Upon or Sale of Defaulted Mortgage Loans” and “Legal Aspects of Mortgage Loans—Environmental Legislation” herein. To the extent these environmental risks result in losses on the mortgage loans, the yield to maturity of the offered certificates or notes, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

Applicable state and local laws generally regulate interest rates and other charges, require specific disclosure, and require licensing of the originator. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

The mortgage loans are also subject to federal laws, including:

•	the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require specific disclosures to the borrowers regarding the terms of the mortgage loans;
•

the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

•	the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower’s credit experience.

Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these federal or state laws, policies and principles may limit the ability of the trust to collect all or part of the principal of or interest on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the trust to damages and administrative enforcement. See “Legal Aspects of Mortgage Loans” herein.

On the closing date, the Sponsor will represent that each mortgage loan at the time it was made complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all anti-predatory lending laws; and each mortgage loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all anti-predatory lending laws and the terms of the related mortgage note, the mortgage and other loan documents. In the event of a breach of this representation, the Sponsor will be obligated to cure the breach or repurchase or replace the affected mortgage loan in the manner described in the prospectus.

Under the anti-predatory lending laws of some states, the borrower is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originator reasonably believed that the test was satisfied, Any determination by a court that the mortgage loan does not meet the test will result in a violation of the state anti-predatory lending law, in which case the related Sponsor will be required to purchase that mortgage loan from the trust.

The Return on the Offered Certificates or Notes Could Be Reduced by Shortfalls Due to the Application of the Servicemembers Civil Relief Act and Similar State Laws.

The Servicemembers Civil Relief Act, or the Relief Act, and similar state laws provide relief to mortgagors who enter active military service and to mortgagors in reserve status and the national guard who are called to active military service after the origination of their mortgage loans. The military operations by the United States in Iraq and Afghanistan has caused an increase in the number of citizens in active military duty, including those citizens previously in reserve status. Under the Relief Act the interest rate applicable to a mortgage loan for which the related mortgagor is called to active military service will be reduced from the percentage stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction provided under similar state laws will result in an interest shortfall because neither the master servicer nor the related servicer will be able to collect the amount of interest which otherwise would be payable with respect to such mortgage loan if the Relief Act or similar state law was not applicable thereto. This shortfall will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related servicer and, therefore, will reduce the amount available to pay interest to the certificateholders on subsequent distribution dates. We do not know how many mortgage loans in the mortgage pool have been or may be affected by the application of the Relief Act or similar state law. In addition, the Relief Act imposes limitations that would impair the ability of the master servicer or the related servicer to foreclose on an affected single family loan during the mortgagor’s period of active duty status, and, under some circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any mortgage loan which goes into default, there may be delays in payment and losses on the certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to holders of the offered certificates or notes.

Negative Amortization May Increase Losses Applied to the Notes

When interest due on a negative amortization loan is added to the principal balance of the negative amortization loan through negative amortization, the mortgaged property provides proportionally less security for the repayment of the negative amortization loan. Therefore, if the mortgagor defaults on the negative amortization loan, there is a greater likelihood that a loss will be incurred upon the liquidation of the mortgaged property. Furthermore, the loss will be larger than would otherwise have been in the absence of negative amortization.

Allocation of Deferred Interest May Affect the Yield on the Notes

The amount of deferred interest, if any, with respect to the negative amortization loans for a given month will reduce the amount of interest collected on the negative amortization loans and available to be distributed as interest to the Offered Notes. The reduction in interest collections will be offset, in whole or in part, by applying principal prepayments received on the mortgage loans to interest distributions on the Offered Notes. To the extent the amount of deferred interest on the negative amortization loans exceeds the principal prepayments received on the mortgage loans, the net rate cap on the Offered Notes will be reduced.

A Security Interest In A Manufactured Home Could Be Rendered Subordinate to the Interests of Other Parties Claiming an Interest in the Home.

Perfection of security interests in manufactured homes and enforcement of rights to realize upon the value of the manufactured homes as collateral for the manufactured housing contracts are subject to a number of federal and state laws, including the Uniform Commercial Code as adopted in each state and each state’s certificate of title statutes. The steps necessary to perfect the security interest in a manufactured home will vary from state to state. If the servicer of the contract fails, due to clerical errors or otherwise, to take the appropriate steps to perfect the security interest, the trustee may not have a first priority security interest in the manufactured home securing a manufactured housing contract. Additionally, courts in many states have held that manufactured homes may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law.

Acquiring Board Approval for the Sale of Cooperative Loans Could Limit the Number of Potential Purchasers for those Shares and Otherwise Limit the Servicer’s Ability to Sell, and Realize the Value of, those Shares Backed by Such Loans.

With respect to collateral securing a cooperative loan, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the proprietary lease or occupancy agreement securing the cooperative loan. This approval is usually based on the purchaser’s income and net worth and numerous other factors. The necessity of acquiring board approval could limit the number of potential purchasers for those shares and otherwise limit the servicer’s ability to sell, and realize the value of, those shares. In addition, the servicer will not require that a hazard or flood insurance policy be maintained for any cooperative loan. Generally, the cooperative is responsible for maintenance of hazard insurance for the property owned by the cooperative, and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. However, if a cooperative and the related borrower on a cooperative note do not maintain hazard insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of the damaged property, damage to the related borrower’s cooperative apartment or the cooperative’s building could significantly reduce the value of the collateral securing the cooperative note.

Defects in Security Interest Could Result in Losses.

•	The security interest in certain manufactured homes may not be perfected.

Every contract will be secured by either (1) a security interest in the manufactured home or (2) if it is a land-and-home contract, the mortgage or deed of trust on the real estate where the manufactured home is permanently affixed. Several federal and state laws, including (i) the UCC as adopted in the relevant state, (ii) certificate of title statutes as adopted in the relevant states; and (iii) if applicable, the real estate laws as adopted in the states in which the manufactured homes are located, govern the perfection of security interests in the manufactured homes and the enforcement of rights to realize upon the value of the manufactured homes as collateral for the contracts. The steps required to perfect a security interest in a manufactured home vary from state to state. The originator will represent and warrant that each contract is secured by a perfected security interest in the manufactured home, and the originator must repurchase the contract if there is a breach of this representation and warranty. Nevertheless, if the originator fails to perfect its security interest in the manufactured homes securing a number of contracts, it could cause an increase in losses on the contracts, and you could suffer a loss on your investment as a result. In addition, under federal and state laws, a number of factors may limit the ability of the holder of a perfected security interest in manufactured homes to realize upon the related manufactured homes or may limit the amount realized to less than the amount due under the related contract which could result in a loss on your investment.

•	The assignment of the security interest in the manufactured home to the trustee may not be perfected.

Due to the expense and administrative inconvenience, the originator will not amend a certificate of title to a manufactured home to name the trustee as the lienholder or note the trustee’s interest on the certificate of title. As a result, in some states the assignment of the security interest in the manufactured home to the trustee may not be effective against the seller’s creditors or a trustee in the event the seller enters bankruptcy, or the security interest may not be perfected. Also, the seller will not record the assignment to the trustee of the mortgage or deed of trust securing land-and-home contracts because of the expense and administrative inconvenience involved. As a result, in some states the assignment of the mortgage or deed of trust to the trustee may not be effective against the seller’s creditors or bankruptcy trustee. If an affiliate of the seller is no longer the servicer and the trustee or a successor servicer is unable to enforce the security interest in the manufactured home following a default on a contract, losses on the contracts would increase and you could suffer a loss on your investment as a result.

FICO Scores are Not an Indicator of Future Performance of Borrowers.

Investors should be aware that FICO scores are based on past payment history of the borrower. Investors should not rely on FICO scores as an indicator of future borrower performance. See “Loan Program — FICO Scores” herein.

THE MORTGAGE POOLS

General

Each mortgage pool will consist primarily of mortgage loans. The mortgage loans may consist of single family loans, multifamily loans, commercial loans, mixed-use loans and Contracts, each as described below.

The single family loans will be evidenced by mortgage notes and secured by mortgages that, in each case, create a first or junior lien on the related mortgagor’s fee or leasehold interest in the related mortgaged property. The related mortgaged property for a single family loan may be owner-occupied or may be a vacation, second or non-owner-occupied home.

If specified in the related prospectus supplement relating to a series of securities, the single family loans may include cooperative apartment loans evidenced by a mortgage note secured by security interests in the related mortgaged property including shares issued by cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the related buildings.

The multifamily loans will be evidenced by mortgage notes and secured by mortgages that create a first or junior lien on residential properties consisting of five or more dwelling units in high-rise, mid- rise or garden apartment structures or projects.

The commercial loans will be evidenced by mortgage notes and secured mortgages that create a first or junior lien on commercial properties including office building, retail building and a variety of other commercial properties as may be described in the related prospectus supplement.

The mixed-use loans will be evidenced by mortgage loans and secured by mortgages that create a first or junior lien on properties consisting of mixed residential and commercial structures.

The aggregate concentration by original principal balance of commercial, multifamily and mixed-use loans in any mortgage pool will be less than 10% of the original principal balance of the mortgage pool.

Mortgaged properties may be located in any one of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico.

The mortgage loans will not be guaranteed or insured by the depositor or any of its affiliates. However, if so specified in the related prospectus supplement, mortgage loans may be insured by the FHA or guaranteed by the VA. See “Description of Primary Insurance Policies—FHA Insurance” and “—VA Mortgage Guaranty.”

A mortgage pool may include mortgage loans that are delinquent as of the date the related series of securities is issued. In that case, the related prospectus supplement will set forth, as to each mortgage loan, available information as to the period of delinquency and any other information relevant for a prospective investor to make an investment decision. No mortgage loan in a mortgage pool shall be non-performing. Mortgage loans which are more than 30 days delinquent included in any mortgage pool will have delinquency data relating to them included in the related prospectus supplement. No mortgage pool will include a concentration of mortgage loans which is more than 30 days delinquent of 20% or more.

A mortgage pool may contain more than one mortgage loan made to the same borrower with respect to a single mortgaged property, and may contain multiple mortgage loans made to the same borrower on several mortgaged properties.

The mortgage loans may include “sub-prime” mortgage loans. “Sub-prime” mortgage loans will be underwritten in accordance with underwriting standards which are less stringent than guidelines for “A” quality borrowers. Mortgagors may have a record of outstanding judgments, prior bankruptcies and other credit items that do not satisfy the guidelines for “A” quality borrowers. They may have had past debts written off by past lenders.

A mortgage pool may include mortgage loans that do not meet the purchase requirements of Fannie Mae and Freddie Mac. These mortgage loans are known as nonconforming loans. The mortgage loans may be nonconforming because they exceed the maximum principal balance of mortgage loans purchased by Fannie Mae and Freddie Mac, known as jumbo loans, because the mortgage loan may have been originated with limited or no documentation, because they are sub-prime mortgage loans, or because of some other failure to meet the purchase criteria of Fannie Mae and Freddie Mac. The related prospectus supplement will detail to what extent the mortgage loans are nonconforming mortgage loans.

Each mortgage loan will be selected by the depositor or its affiliates for inclusion in a mortgage pool from among those purchased by the depositor, either directly or through its affiliates, from Unaffiliated Sellers or Affiliated Sellers. As to each series of securities, the mortgage loans will be selected for inclusion in the mortgage pool based on rating agency criteria, compliance with representations and warranties, and conformity to criteria relating to the characterization of securities for tax, ERISA, SMMEA, Form S-3 eligibility and other legal purposes. If a mortgage pool is composed of mortgage loans acquired by the depositor directly from Unaffiliated Sellers, the related prospectus supplement will specify the extent of mortgage loans so acquired. The characteristics of the mortgage loans will be as described in the related prospectus supplement. Other mortgage loans available for purchase by the depositor may have characteristics which would make them eligible for inclusion in a mortgage pool but were not selected for inclusion in the mortgage pool.

The mortgage loans may be delivered to the trust fund pursuant to a Designated Seller Transaction, concurrently with the issuance of the related series of securities. These securities may be sold in whole or in part to the Seller in exchange for the related mortgage loans, or may be offered under any of the other methods described in this prospectus under “Methods of Distribution.” The related prospectus supplement for a mortgage pool composed of mortgage loans acquired by the depositor pursuant to a Designated Seller Transaction will generally include information, provided by the related Seller, about the Seller, the mortgage loans and the underwriting standards applicable to the mortgage loans.

If specified in the related prospectus supplement, the trust fund for a series of securities may include mortgage securities, as described in this prospectus. The mortgage securities may have been issued previously by the depositor or an affiliate thereof, a financial institution or other entity engaged generally in the business of mortgage lending or a limited purpose corporation organized for the purpose of, among other things, acquiring and depositing mortgage loans into trusts, and selling beneficial interests in trusts. In addition the mortgage securities may have been issued or guaranteed by Ginnie Mae, Fannie Mae, Freddie Mac or other government agencies or government-sponsored agencies, as specified in the related prospectus supplement. The mortgage securities will be generally similar to securities offered under this prospectus. In any securitization where mortgage securities are included in a trust fund, unless the mortgage securities are exempt from registration under the Securities Act, the offering of the mortgage securities will be registered if required in accordance with Rule 190 under the Securities Act. As to any series of mortgage securities, the related prospectus supplement will include a description of (1) the mortgage securities and any related credit enhancement, and (2) the mortgage loans underlying the mortgage securities.

In addition, if specified in the related prospectus supplement United States Treasury securities and other securities issued by the U.S. Government, any of its agencies or other issuers established by federal statute may be included in the trust fund. Such securities will be backed by the full faith and credit of the United States or will represent the obligations of the U.S. Government or such agency or such other issuer or obligations payable from the proceeds of U.S. Government Securities, as specified in the related prospectus supplement.

The Mortgage Loans

Each of the mortgage loans will be a type of mortgage loan described or referred to below:

•

Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of not more than approximately 15 years;

•

Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of more than 15 years, but not more than approximately 30 years;

•

Fully-amortizing ARM Loans having an original or modified term to maturity of not more than approximately 30 years with a related mortgage rate which generally adjusts initially either three months, six months or one, two, three, five, seven or ten years or other intervals subsequent to the initial payment date, and thereafter at either three- month, six-month, one-year or other intervals (with corresponding adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of the related Note Margin and the Note Index. The related prospectus supplement will set forth the relevant Index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds, and the highest, lowest and weighted average Note Margin with respect to the ARM Loans in the related mortgage pool. The related prospectus supplement will also indicate any periodic or lifetime limitations on changes in any per annum mortgage rate at the time of any adjustment. If specified in the related prospectus supplement, an ARM Loan may include a provision that allows the mortgagor to convert the adjustable mortgage rate to a fixed rate at some point during the term of the ARM Loan generally not later than six to ten years subsequent to the initial payment date;

•

Negatively-amortizing ARM Loans having original or modified terms to maturity of not more than approximately 30 years with mortgage rates which generally adjust initially on the payment date referred to in the related prospectus supplement, and on each of specified periodic payment dates thereafter, to equal the sum of the Note Margin and the Index. The scheduled monthly payment will be adjusted as and when described in the related prospectus supplement to an amount that would fully amortize the mortgage loan over its remaining term on a level debt service basis; provided that increases in the scheduled monthly payment may be subject to limitations as specified in the related prospectus supplement. Any Deferred Interest will be added to the principal balance of the mortgage loan;

•

Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than approximately 15 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the mortgage rate on the mortgage loan. Monthly payments on these mortgage loans increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to amortize the mortgage loan over the remainder of its approximately 15-year term. Deferred Interest, if any, will be added to the principal balance of these mortgage loans;

•

Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than approximately 30 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the mortgage rate on the mortgage loan. Monthly payments on these mortgage loans increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to fully amortize the mortgage loan over the remainder of its approximately 30-year term. Deferred Interest, if any, will be added to the principal balance of these mortgage loans;

•

Balloon loans having payment terms similar to those described in one of the preceding paragraphs, calculated on the basis of an assumed amortization term, but providing for a balloon payment of all outstanding principal and interest to be made at the end of a specified term that is shorter than the assumed amortization term;

•	Mortgage loans that provide for a line of credit pursuant to which amounts may be advanced to the borrower from time to time;
•

Mortgage loans that require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method. This method calculates interest using the outstanding principal balance of the mortgage loan multiplied by the loan rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the mortgage loan. As payments are received on simple interest mortgage loans, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance of the mortgage loan; or

•	Mortgage loans which provide for an interest only period and do not provide for the payment of principal for the number of years specified in the related prospectus supplement.

The mortgage pool may contain mortgage loans secured by junior liens. The related senior lien, which may have been made at the same time as the first lien, may or may not be included in the mortgage pool as well. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior liens and the mortgage loan secured by a junior lien. In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens. The claims of the holders of the senior liens will be satisfied in full out of proceeds of the liquidation of the related mortgaged property, if the proceeds are sufficient, before the trust fund as holder of the junior lien receives any payments in respect of the mortgage loan. If the master servicer or a servicer were to foreclose on a mortgage loan secured by a junior lien, it would do so subject to any related senior liens. In order for the debt related to the mortgage loan to be paid in full at the sale, a bidder at the foreclosure sale of the mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and the senior liens or purchase the mortgaged property subject to the senior liens. In the event that the proceeds from a foreclosure or similar sale of the related mortgaged property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate, the trust fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the securities of the related series bear (1) the risk of delay in distributions while a deficiency judgment against the borrower is sought and (2) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in some jurisdictions or the mortgage loan may be nonrecourse. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages.

A mortgage loan may require payment of a prepayment charge or penalty, the terms of which will be more fully described in the prospectus supplement. Prepayment penalties may apply if the borrower makes a substantial prepayment, or may apply only if the borrower refinances the mortgage loans. A multifamily, commercial or mixed-use loan may also contain a prohibition on prepayment or lock-out period.

The mortgage loans may be “equity refinance” mortgage loans, as to which a portion of the proceeds are used to refinance an existing mortgage loan, and the remaining proceeds may be retained by the mortgagor or used for purposes unrelated to the mortgaged property. Alternatively, the mortgage loans may be “rate and term refinance” mortgage loans, as to which substantially all of the proceeds (net of related costs incurred by the mortgagor) are used to refinance an existing mortgage loan or loans (which may include a junior lien) primarily in order to change the interest rate or other terms thereof. The mortgage loans may be mortgage loans which have been consolidated and/or have had various terms changed, mortgage loans which have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans. In addition, a mortgaged property may be subject to secondary financing at the time of origination of the mortgage loan or thereafter. In addition, some or all of the single family loans secured by junior liens may be High LTV Loans.

If provided for in the related prospectus supplement, a mortgage pool may contain convertible mortgage loans which allow the mortgagors to convert the interest rates on these mortgage loans from a fixed rate to an adjustable rate, or an adjustable rate to a fixed rate, at some point during the life of these mortgage loans. In addition, if provided for in the related prospectus supplement, a mortgage pool may contain mortgage loans which may provide for modification to other fixed rate or adjustable rate programs offered by the Seller. If specified in the related prospectus supplement, upon any conversion or modification, the depositor, the related master servicer, the related servicer, the applicable Seller or a third party will repurchase the converted or modified mortgage loan as and to the extent set forth in the related prospectus supplement. Upon the failure of any party so obligated to repurchase any converted or modified mortgage loan, it will remain in the mortgage pool.

If provided for in the related prospectus supplement, the mortgage loans may include buydown mortgage loans. Under the terms of a buydown mortgage loan, the monthly payments made by the mortgagor during the early years of the mortgage loan will be less than the scheduled monthly payments on the mortgage loan. The resulting difference will be made up from:

•	funds contributed by the seller of the mortgaged property or another source and placed in a custodial account,
•	if funds contributed by the seller are contributed on a present value basis, investment earnings on these funds, or
•	additional funds to be contributed over time by the mortgagor’s employer or another source.

See “Description of the Securities—Payments on Mortgage Loans; Deposits to Distribution Account.”

Generally, the mortgagor under each buydown mortgage loan will be qualified at the applicable lower monthly payment. Accordingly, the repayment of a buydown mortgage loan is dependent on the ability of the mortgagor to make larger level monthly payments after the Buydown Funds have been depleted and, for some buydown mortgage loans, during the Buydown Period.

The prospectus supplement for each series of securities will contain information as to the type of mortgage loans that will be included in the related mortgage pool. Each prospectus supplement applicable to a series of securities will include information, generally as of the cut-off date and to the extent then available to the depositor, on an approximate basis, as to the following:

•	the aggregate principal balance of the mortgage loans,
•	the type of property securing the mortgage loans
•	the original or modified terms to maturity of the mortgage loans
•	the range of principal balances of the mortgage loans at origination or modification
•	the earliest origination or modification date and latest maturity date of the mortgage loans
•	the Loan-to-Value Ratios of the mortgage loans
•	the mortgage rate or range of mortgage rates borne by the mortgage loans
•	if any of the mortgage loans are ARM Loans
•	the geographical distribution of the mortgage loans
•	the percentage of buydown mortgage loans
•	the percent of ARM Loans which are convertible to fixed-rate mortgage loans

A Current Report on Form 8-K will be sent, upon request, to holders of the related series of securities and will be filed, together with the related pooling and servicing agreement, with respect to each series of certificates, or the related servicing agreement, owner trust agreement and indenture, with respect to each series of notes, with the Commission after the initial issuance of the securities. In the event that mortgage loans are added to or deleted from the trust fund after the date of the related prospectus supplement but on or before the date of issuance of the securities if any material pool characteristic differs by 5% or more from the description in the prospectus supplement, revised disclosure will be provided either in a supplement or in a Current Report on Form 8-K.

The depositor will cause the mortgage loans included in each mortgage pool, or mortgage securities evidencing interests therein, to be assigned, without recourse, to the trustee named in the related prospectus supplement, for the benefit of the holders of the securities of a series. Except to the extent that servicing of any mortgage loan is to be transferred to a special servicer, the master servicer named in the related prospectus supplement will service the mortgage loans, directly or through servicers, pursuant to a pooling and servicing agreement, with respect to each series of certificates, or a servicing agreement, with respect to each series of notes, and will receive a fee for these services. See “Servicing of Mortgage Loans,” “Description of the Securities” and “The Agreements.” The master servicer’s obligations with respect to the mortgage loans will consist principally of its contractual servicing obligations under the related pooling and servicing agreement or servicing agreement (including its obligation to supervise, monitor and oversee the obligations of the servicers to service and administer their respective mortgage loans in accordance with the terms of the applicable servicing agreements), as more fully described in this prospectus under “Servicing of Mortgage Loans—Servicers,” and, if and to the extent set forth in the related prospectus supplement, its obligation to make cash advances in the event of delinquencies in payments on or with respect to the mortgage loans as described in this prospectus under “Description of the Securities—Advances”) or pursuant to the terms of any mortgage securities. The obligations of a master servicer to make advances may be subject to limitations, to the extent this prospectus and the related prospectus supplement so provides.

Underwriting Standards

Mortgage loans to be included in a mortgage pool will be purchased on the closing date by the depositor either directly or indirectly from Affiliated Sellers or Unaffiliated Sellers. The depositor will acquire mortgage loans utilizing re-underwriting criteria which it believes are appropriate, depending to some extent on the depositor’s or its affiliates’ prior experience with the Seller and the servicer, as well as the depositor’s prior experience with a particular type of mortgage loan or with mortgage loans relating to mortgaged properties in a particular geographical region. A standard approach to re-underwriting is to compare loan file information and information that is represented to the depositor on a tape with respect to a percentage of the mortgage loans the depositor deems appropriate in the circumstances. The depositor will not undertake any independent investigations of the creditworthiness of particular obligors.

The mortgage loans, as well as mortgage loans underlying mortgage securities will have been originated in accordance with underwriting standards described below.

The underwriting standards to be used in originating the mortgage loans are primarily intended to assess the creditworthiness of the mortgagor, the value of the mortgaged property and the adequacy of the property as collateral for the mortgage loan.

The mortgage loans will be originated under “full/alternative”, “stated income/verified assets”, “stated income/stated assets”, “no documentation” or “no ratio” programs. The “full/alternative” documentation programs generally verify income and assets in accordance with Fannie Mae/Freddie Mac automated underwriting requirements. The stated income/verified assets, stated income/stated assets, no documentation or no ratio programs generally require less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, under both “full/alternative” documentation programs, at least one month of income documentation is provided. This documentation is also required to include year-to-date income or prior year income in case the former is not sufficient to establish consistent income. Generally under a “stated income verified assets” program no verification of a mortgagor’s income is undertaken by the origination however, verification of the mortgagor’s assets is obtained. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no documentation” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score. Generally, under a “no ratio” program, the mortgagor is not required to disclose their income although the nature of employment is disclosed. Additionally, on a “no ratio” program assets are verified.

The primary considerations in underwriting a mortgage loan are the mortgagor’s employment stability and whether the mortgagor has sufficient monthly income available (1) to meet the mortgagor’s monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the home (including property taxes and hazard insurance) and (2) to meet monthly housing expenses and other financial obligations and monthly living expenses. However, the Loan-to-Value Ratio of the mortgage loan is another critical factor. In addition, a mortgagor’s credit history and repayment ability, as well as the type and use of the mortgaged property, are also considerations.

High LTV Loans are underwritten with an emphasis on the creditworthiness of the related mortgagor. High LTV Loans are underwritten with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property.

In the case of the multifamily loans, commercial loans or mixed-use loans, lenders typically look to the debt service coverage ratio of a loan as an important measure of the risk of default on that loan. Unless otherwise defined in the related prospectus supplement, the debt service coverage ratio of a multifamily loan, commercial loan or mixed-use loan at any given time is the ratio of (1) the net operating income of the related mortgaged property for a twelve-month period to (2) the annualized scheduled payments on the mortgage loan and on any other loan that is secured by a lien on the mortgaged property prior to the lien of the related mortgage. The net operating income of a mortgaged property is the total operating revenues derived from a multifamily, commercial or mixed-use property, as applicable, during that period, minus the total operating expenses incurred in respect of that property during that period other than (a) non-cash items such as depreciation and amortization, (b) capital expenditures and (c) debt service on loans (including the related mortgage loan) secured by liens on that property. The net operating income of a multifamily, commercial or mixed-use property, as applicable, will fluctuate over time and may or may not be sufficient to cover debt service on the related mortgage loan at any given time. As the primary source of the operating revenues of a multifamily, commercial or mixed-use property, as applicable, rental income (and maintenance payments from tenant-stockholders of a cooperatively owned multifamily property) may be affected by the condition of the applicable real estate market and/or area economy. Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a multifamily, commercial or mixed-use loan. Lenders also look to the Loan-to-Value Ratio of a multifamily, commercial or mixed-use loan as a measure of risk of loss if a property must be liquidated following a default.

Each prospective mortgagor will generally complete a mortgage loan application that includes information on the applicant’s liabilities, income, credit history, employment history and personal information. One or more credit reports on each applicant from national credit reporting companies generally will be required. The report typically contains information relating to credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions, or judgments. In the case of a multifamily loan, commercial loan or mixed-use loan, the mortgagor will also be required to provide certain information regarding the related mortgaged property, including a current rent roll and operating income statements (which may be pro forma and unaudited). In addition, the originator will generally also consider the location of the mortgaged property, the availability of competitive lease space and rental income of comparable properties in the relevant market area, the overall economy and demographic features of the geographic area and the mortgagor’s prior experience in owning and operating properties similar to the multifamily properties or commercial properties, as the case may be.

Mortgaged properties generally will be appraised by licensed appraisers or through an automated valuation system. A licensed appraiser will generally address neighborhood conditions, site and zoning status and condition and valuation of improvements. In the case of mortgaged properties secured by single family loans, the appraisal report will generally include a reproduction cost analysis (when appropriate) based on the current cost of constructing a similar home and a market value analysis based on recent sales of comparable homes in the area. With respect to multifamily properties, commercial properties and mixed-use properties, the appraisal must specify whether an income analysis, a market analysis or a cost analysis was used. An appraisal employing the income approach to value analyzes a property’s projected net cash flow, capitalization and other operational information in determining the property’s value. The market approach to value analyzes the prices paid for the purchase of similar properties in the property’s area, with adjustments made for variations between those other properties and the property being appraised. The cost approach to value requires the appraiser to make an estimate of land value and then determine the current cost of reproducing the improvements less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must support, and support in the future, the outstanding loan balance. All appraisals by licensed appraisers are required to be on forms acceptable to Fannie Mae or Freddie Mac. Automated valuation systems generally rely on publicly available information regarding property values and will be described more fully in the related prospectus supplement. An appraisal for purposes of determining the Value of a mortgaged property may include an automated valuation.

Notwithstanding the foregoing, Loan-to-Value Ratios will not necessarily provide an accurate measure of the risk of liquidation loss in a pool of mortgage loans. For example, the value of a mortgaged property as of the date of initial issuance of the related series of securities may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions and the real estate market. Mortgage loans which are subject to negative amortization will have Loan-to-Value Ratios which will increase after origination as a result of negative amortization. Also, even when current, an appraisal is not necessarily a reliable estimate of value for a multifamily property or commercial property. As stated above, appraised values of multifamily, commercial and mixed-use properties are generally based on the market analysis, the cost analysis, the income analysis, or upon a selection from or interpolation of the values derived from those approaches. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expenses and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

If so specified in the related prospectus supplement, the underwriting of a multifamily loan, commercial loan or mixed-use loan may also include environmental testing. Under the laws of some states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, this type of lien has priority over an existing mortgage lien on that property. In addition, under the laws of some states and under CERCLA, a lender may be liable, as an “owner” or “operator”, for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage as described under “Legal Aspects of Mortgage Loans—Environmental Legislation” in this prospectus.

With respect to any FHA loan or VA loans the mortgage loan Seller will be required to represent that it has complied with the applicable underwriting policies of the FHA or VA, respectively. See “Description of Primary Insurance Policies—FHA Insurance” and “—VA Insurance” in this prospectus.

FICO Scores

The FICO Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company (“Fair, Isaac”) and the three national credit repositories-Equifax, Trans Union and First American (formerly Experian which was formerly TRW). The FICO Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 300’s to the 900’s. Although the FICO Scores are based solely on the information at the particular credit repository, such FICO Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. The FICO Scores is used along with, but not limited to, mortgage payment history, seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter’s judgment.

Qualifications of Originators and Sellers

Each mortgage loan generally will be originated, directly or through mortgage brokers and correspondents, by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the Housing Act, unless otherwise provided in the related prospectus supplement.

Representations by Sellers

Each Seller will have made representations and warranties in respect of the mortgage loans and/or mortgage securities sold by the Seller and evidenced by a series of securities. In the case of mortgage loans, representations and warranties will generally include, among other things, that as to each mortgage loan:

•

with respect to each mortgage loan other than a Contract or a cooperative mortgage loan, if required, (A) a title insurance policy, binder, or other assurance of title customary in the relevant jurisdiction insuring (subject only to permissible title insurance exceptions) the lien status of the mortgage was effective at the origination of the mortgage loan and the policy remained in effect on the date of purchase of the mortgage loan from the Seller by the depositor, (B) if the mortgaged property securing the mortgage loan is located in an area where these policies are generally not available, there is in the related mortgage file an attorney’s certificate of title indicating (subject to permissible exceptions set forth therein) the lien status of the mortgage or (C) with respect to a mortgage loan which is a refinanced mortgage loan, a title search was done by the Seller or some other type of “short-form” title insurance was obtained;

•

the Seller has good title to the mortgage loan and the mortgage loan was subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except to the extent that any buydown agreement exists for a buydown mortgage loan;

•

there are no mechanics’ liens or claims for work, labor or material affecting the related mortgaged property which are, or may be a lien prior to, or equal with, the lien of the related mortgage (subject only to permissible title insurance exceptions);

•

the mortgage loan constituted a valid first or other applicable lien on, or a perfected security interest with respect to, the mortgaged property (subject only to permissible title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and the related mortgaged property is free from damage and in good repair;

•	there are no delinquent tax or assessment liens against the related mortgaged property;
•	the mortgage loan is not more than 90 days delinquent as to any scheduled payment of principal and/or interest; and
•

to the best of the Seller’s knowledge, each mortgage loan at the time it was made complied in all material respects with applicable federal, state and local laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws; and, to the best of the Seller’s knowledge, each mortgage loan has been serviced in all material respects in accordance with applicable federal, state and local laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and the terms of the related mortgage note, the mortgage and other loan documents.

If the mortgage loans include cooperative mortgage loans, representations and warranties with respect to title insurance or hazard insurance may not be given. Generally, the cooperative itself is responsible for the maintenance of hazard insurance for property owned by the cooperative, and the borrowers (tenant-stockholders) of the cooperative do not maintain hazard insurance on their individual dwelling units. In the case of mortgage securities, representations and warranties will generally include, among other things, that as to each mortgage security, the Seller has good title to the mortgage security free of any liens. In the event of a breach of a Seller’s representation or warranty that materially adversely affects the interests of the securityholders in a mortgage loan or mortgage security, the related Seller will be obligated to cure the breach or repurchase or, if permitted, replace the mortgage loan or mortgage security as described below. However, there can be no assurance that a Seller will honor its obligation to repurchase or, if permitted, replace any mortgage loan or mortgage security as to which a breach of a representation or warranty arises.

All of the representations and warranties of a Seller in respect of a mortgage loan or mortgage security will have been made as of the date on which the mortgage loan or mortgage security was purchased from the Seller by or on behalf of the depositor, unless a specific representation or warranty relates to an earlier date, in which case such representation or warranty shall be made as of such earlier date. As a result, the date as of which the representations and warranties were made may be a date prior to the date of initial issuance of the related series of securities or, in the case of a Designated Seller Transaction, will be the date of closing of the related sale by the applicable Seller. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the related series of securities. Accordingly, the Seller’s repurchase obligation (or, if specified in the related prospectus supplement, limited replacement option) described below will not arise if, during the period commencing on the date of sale of a mortgage loan or mortgage security by the Seller, an event occurs that would have given rise to a repurchase obligation had the event occurred prior to sale of the affected mortgage loan or mortgage security, as the case may be. The only representations and warranties to be made for the benefit of holders of securities in respect of any related mortgage loan or mortgage security relating to the period commencing on the date of sale of the mortgage loan or mortgage security by the Seller to or on behalf of the depositor will be the limited corporate representations of the depositor and the master servicer described under “Description of the Securities—Assignment of Trust Fund Assets” below.

The depositor will assign to the trustee for the benefit of the holders of the related series of securities all of its right, title and interest in each purchase agreement by which it purchased a mortgage loan or mortgage security from a Seller insofar as the purchase agreement relates to the representations and warranties made by the Seller in respect of the mortgage loan or mortgage security and any remedies provided for with respect to any breach of representations and warranties with respect to the mortgage loan or mortgage security. If a Seller cannot cure a breach of any representation or warranty made by it in respect of a mortgage loan or mortgage security which materially and adversely affects the interests of the securityholders therein within a specified period after having discovered or received notice of a breach, then, the Seller will be obligated to repurchase the mortgage loan or mortgage security at a purchase price set forth in the related pooling and servicing agreement or other agreement which purchase price generally will be equal to the principal balance thereof as of the date of repurchase plus accrued and unpaid interest through or about the date of repurchase at the related mortgage rate or pass-through rate, as applicable (net of any portion of this interest payable to the Seller in respect of master servicing compensation, special servicing compensation or servicing compensation, as applicable, and any interest retained by the depositor).

As to any mortgage loan required to be repurchased by a Seller as provided above, rather than repurchase the mortgage loan, the Seller, if so specified in the related prospectus supplement, will be entitled, at its sole option, to remove the Deleted Mortgage Loan from the trust fund and substitute in its place a Qualified Substitute Mortgage Loan; however, with respect to a series of certificates for which no REMIC election is to be made, the substitution must be effected within 120 days of the date of the initial issuance of the related series of certificates. With respect to a trust fund for which a REMIC election is to be made, the substitution of a defective mortgage loan must be effected within two years of the date of the initial issuance of the related series of certificates, and may not be made if the substitution would cause the trust fund, or any portion thereof, to fail to qualify as a REMIC or result in a Prohibited Transaction Tax under the Code. Any Qualified Substitute Mortgage Loan generally will, on the date of substitution:

•

have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited in the Distribution Account by the related Seller or the master servicer in the month of substitution for distribution to the securityholders),

•

have a mortgage rate and a Net Mortgage Rate not less than (and not materially greater than) the mortgage rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution,

•	have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution,
•	have a remaining term to maturity not materially earlier or later than (and not later than the latest maturity date of any mortgage loan) that of the Deleted Mortgage Loan, and
•	comply with all of the representations and warranties made by the Seller as of the date of substitution.

The related mortgage loan purchase agreement may include additional requirements relating to ARM Loans or other specific types of mortgage loans, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. A Seller will have an option to substitute for a mortgage security that it is obligated to repurchase in connection with a breach of a representation and warranty only if it satisfies the criteria set forth in the related prospectus supplement.

The master servicer or the trustee will be required under the applicable pooling and servicing agreement or servicing agreement to use reasonable efforts to enforce this repurchase or substitution obligation for the benefit of the trustee and the securityholders, following those practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities; provided, however, that this repurchase or substitution obligation will not become an obligation of the master servicer in the event the applicable Seller fails to honor the obligation. In instances where a Seller is unable, or disputes its obligation, to repurchase affected mortgage loans and/or mortgage securities, the master servicer or the trustee, employing the standards set forth in the preceding sentence, may negotiate and enter into one or more settlement agreements with the related Seller that could provide for the repurchase of only a portion of the affected mortgage loans and/or mortgage securities. Any settlement could lead to losses on the mortgage loans and/or mortgage securities which would be borne by the related securities. In accordance with the above described practices, the master servicer or trustee will not be required to enforce any repurchase obligation of a Seller arising from any misrepresentation by the Seller, if the master servicer determines in the reasonable exercise of its business judgment that the matters related to the misrepresentation did not directly cause or are not likely to directly cause a loss on the related mortgage loan or mortgage security. If the Seller fails to repurchase and no breach of any other party’s representations has occurred, the Seller’s repurchase obligation will not become an obligation of the depositor or any other party. In the case of a Designated Seller Transaction where the Seller fails to repurchase a mortgage loan or mortgage security and neither the depositor nor any other entity has assumed the representations and warranties, the repurchase obligation of the Seller will not become an obligation of the depositor or any other party. The foregoing obligations will constitute the sole remedies available to securityholders or the trustee for a breach of any representation by a Seller or for any other event giving rise to the obligations as described above.

Neither the depositor nor the master servicer will be obligated to repurchase a mortgage loan or mortgage security if a Seller defaults on its obligation to do so, and no assurance can be given that the Sellers will carry out their repurchase obligations. A default by a Seller is not a default by the depositor or by the master servicer. However, to the extent that a breach of the representations and warranties of a Seller also constitutes a breach of a representation made by the depositor or the master servicer, as described below under “Description of the Securities—Assignment of Trust Fund Assets,” the depositor or the master servicer may have a repurchase or substitution obligation. Any mortgage loan or mortgage security not so repurchased or substituted for shall remain in the related trust fund and any losses related thereto shall be allocated to the related credit enhancement, to the extent available, and otherwise to one or more classes of the related series of securities.

If a person other than a Seller makes the representations and warranties referred to in the first paragraph of this “—Representations by Sellers” section, or a person other than a Seller is responsible for repurchasing or replacing any mortgage loan or mortgage security for a breach of those representations and warranties, the identity of that person will be specified in the related prospectus supplement. The master servicer’s responsibilities for enforcing these representations and warranties will be as provided in the second preceding paragraph.

Optional Purchase of Defaulted Mortgage Loans

If the related prospectus supplement so specifies, the master servicer or another entity identified in such prospectus supplement may, at its option, purchase from the trust fund any mortgage loan which is delinquent in payment by 90 days or more or is an REO Mortgage Loan as the date of such purchase. Any such purchase shall be at the price described in the related prospectus supplement.

STATIC POOL INFORMATION

For each mortgage pool discussed above, the depositor will provide static pool information with respect to the experience of the sponsor, or other appropriate entity, in securitizing asset pools of the same type to the extent material.

With respect to each series of securities, the information referred to in this section will be provided through an internet web site at the address disclosed in the related prospectus supplement.

SERVICING OF MORTGAGE LOANS

General

The mortgage loans and mortgage securities included in each mortgage pool will be serviced and administered pursuant to either a pooling and servicing agreement or a servicing agreement. A form of pooling and servicing agreement and a form of servicing agreement have each been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of each pooling and servicing agreement or servicing agreement will vary depending upon the nature of the related mortgage pool. The following summaries describe the material servicing-related provisions that may appear in a pooling and servicing agreement or servicing agreement for a mortgage pool that includes mortgage loans. The related prospectus supplement will describe any servicing-related provision of its related pooling and servicing agreement or servicing agreement that materially differs from the description thereof contained in this prospectus. If the related mortgage pool includes mortgage securities, the related prospectus supplement will summarize the material provisions of the related pooling and servicing agreement and identify the responsibilities of the parties to that pooling and servicing agreement.

With respect to any series of securities as to which the related mortgage pool includes mortgage securities, the servicing and administration of the mortgage loans underlying any mortgage securities will be pursuant to the terms of those mortgage securities. Mortgage loans underlying mortgage securities in a mortgage pool will be serviced and administered generally in the same manner as mortgage loans included in a mortgage pool, however, there can be no assurance that this will be the case, particularly if the mortgage securities are issued by an entity other than the depositor or any of its affiliates.

The Master Servicer

The master servicer, if any, for a series of securities will be named in the related prospectus supplement and may be an affiliate of the depositor. The master servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the master servicer in connection with its activities under a pooling and servicing agreement or a servicing agreement.

The master servicer shall supervise, monitor and oversee the obligation of the servicers to service and administer their respective mortgage loans in accordance with the terms of the applicable servicing agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In addition, the Master Servicer shall oversee and consult with each servicer as necessary from time-to-time to carry out the master servicer’s obligations under the pooling and servicing agreement or servicing agreement, shall receive, review and evaluate all reports, information and other data provided to the master servicer by each servicer and shall cause each servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such servicer under its applicable servicing agreement. Each pooling and servicing agreement or servicing agreement, as applicable, for a series of securities, will provide that in the event a servicer fails to perform its obligations in accordance with its servicing agreement, the master servicer shall terminate such servicer and act as servicer of the related mortgage loans or cause the trustee to enter into a new servicing agreement with a successor servicer selected by the master servicer.

The Servicers

Each of the servicers, if any, for a series of securities will be named in the related prospectus supplement and may be an affiliate of the depositor or the Seller of the mortgage loans for which it is acting as servicer. Each servicer will service the mortgage loans pursuant to a servicing agreement between the master servicer and the related servicer, which servicing agreement will not contain any terms which are inconsistent with the related pooling and servicing agreement or other agreement that governs the servicing responsibilities of the master servicer, as specified in the related prospectus supplement. Each servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the servicer in connection with its activities under a servicing agreement.

Collection and Other Servicing Procedures; Mortgage Loan Modifications

The master servicer for any mortgage pool will be obligated under the pooling and servicing agreement or servicing agreement to supervise, monitor and oversee the obligations of the servicers to service and administer their respective mortgage loans in the mortgage pool for the benefit of the related securityholders, in accordance with applicable law, the terms of the pooling and servicing agreement or servicing agreement, the mortgage loans and any instrument of credit enhancement included in the related trust fund, and, to the extent consistent with the foregoing, the customs and standards of prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the jurisdictions where the related mortgaged properties are located. Subject to the foregoing, the master servicer will have full power and authority to do any and all things in connection with servicing and administration that it may deem necessary and desirable.

As part of its servicing duties, the master servicer will be required to, and to cause each of the servicers to, make reasonable efforts to collect all payments called for under the terms and provisions of the mortgage loans that it services. The master servicer and each servicer will be obligated to follow the same collection procedures as it would follow for comparable mortgage loans held for its own account, so long as these procedures are consistent with the servicing standard of and the terms of the related pooling and servicing agreement or servicing agreement and the servicing standard generally described in the preceding paragraph, and do not impair recovery under any instrument of credit enhancement included in the related trust fund. Consistent with the foregoing, the master servicer or any servicer will be permitted, in its discretion, to waive any prepayment premium, late payment charge or other charge in connection with any mortgage loan. In any event, no waiver of a prepayment premium, late payment charge or other charge in connection with any mortgage loan shall effect the potential cash flow from the pool assets.

Under a pooling and servicing agreement or a servicing agreement, a master servicer and each servicer will be granted discretion to extend relief to mortgagors whose payments become delinquent. In the case of single family loans and Contracts, a master servicer or servicer may, for example, grant a period of temporary indulgence to a mortgagor or may enter into a liquidating plan providing for repayment of delinquent amounts within a specified period from the date of execution of the plan. However, the master servicer or servicer must first determine that any waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the security for the mortgage loan. In addition, unless otherwise specified in the related prospectus supplement, if a material default occurs or a payment default is reasonably foreseeable with respect to a multifamily loan, commercial loan or mixed-use loan, the master servicer or servicer will be permitted, subject to any specific limitations set forth in the related pooling and servicing agreement or servicing agreement and described in the related prospectus supplement, to modify, waive or amend any term of such mortgage loan, including deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule, provided that the modification, waiver or amendment (1) is reasonably likely to produce a greater recovery with respect to that mortgage loan on a present value basis than would liquidation and (2) will not adversely affect the coverage under any applicable instrument of credit enhancement.

In the case of multifamily loans, commercial loans and mixed-use loans, a mortgagor’s failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor under a multifamily, commercial or mixed-use loan that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related mortgaged property. Generally, the related master servicer or servicer will be required to monitor any multifamily loan or commercial loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related mortgaged property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related mortgaged property and take any other actions as are consistent with the servicing standard described above and in the pooling and servicing agreement or servicing agreement. A significant period of time may elapse before the master servicer or servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the master servicer or servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a mortgaged property in lieu of foreclosure) on behalf of the securityholders of the related series may vary considerably depending on the particular multifamily, commercial or mixed-use loan, the mortgaged property, the mortgagor, the presence of an acceptable party to assume that loan and the laws of the jurisdiction in which the mortgaged property is located. If a mortgagor files a bankruptcy petition, the master servicer or servicer may not be permitted to accelerate the maturity of the related multifamily, commercial or mixed-use loan or to foreclose on the mortgaged property for a considerable period of time. See “Legal Aspects of Mortgage Loans.”

Some or all of the mortgage loans in a mortgage pool may contain a due-on-sale clause that entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged property made without the lender’s consent. In any case in which a mortgaged property is being conveyed by the mortgagor, the master servicer will in general be obligated, to the extent it has knowledge of the conveyance, to exercise its rights, or cause the servicer of the mortgage loan to exercise its rights, to accelerate the maturity of the related mortgage loan under any due-on-sale clause applicable thereto, but only if the exercise of these rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any Primary Insurance Policy or applicable credit enhancement arrangements. If applicable law prevents the master servicer or servicer from enforcing a due-on-sale or due-on-encumbrance clause or if the master servicer or servicer determines that it is reasonably likely that the related mortgagor would institute a legal action to avoid enforcement of a due-on-sale or due-on-encumbrance clause, the master servicer or servicer may enter into (1) an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which this person becomes liable under the mortgage note subject to specified conditions and the mortgagor, to the extent permitted by applicable law, remains liable thereon or (2) a substitution of liability agreement pursuant to which the original mortgagor is released from liability and the person to whom the property has been or is about to be conveyed is substituted for the original mortgagor and becomes liable under the mortgage note, subject to specified conditions. The original mortgagor may be released from liability on a single family loan if the master servicer or servicer shall have determined in good faith that the release will not adversely affect the collectability of the mortgage loan. The master servicer or servicer will determine whether to exercise any right the trustee may have under any due-on-sale or due-on-encumbrance provision in a multifamily loan, commercial loan or mixed-use loan in a manner consistent with the servicing standard. The master servicer or servicer generally will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a mortgaged property. See “Legal Aspects of Mortgage Loans—Enforceability of Certain Provisions.” FHA loans do not contain due-on-sale or due-on-encumbrance clauses and may be assumed by the purchaser of the mortgaged property.

Mortgagors may, from time to time, request partial releases of the mortgaged properties, easements, consents to alteration or demolition and other similar matters. The master servicer or the servicer may approve a request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related mortgage loan, that approval will not adversely affect the security for, or the timely and full collectability of, the related mortgage loan. Any fee collected by the master servicer or servicer for processing these requests will be retained by the master servicer or servicer, as the case may be, as additional servicing compensation.

In the case of mortgage loans secured by junior liens on the related mortgaged properties, the master servicer will be required to file, or cause the servicer of the mortgage loans to file, of record a request for notice of any action by a superior lienholder under the senior lien for the protection of the related trustee’s interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose the junior lienholder’s equity of redemption. The master servicer also will be required to notify, or cause the servicer of the mortgage loan to notify, any superior lienholder in writing of the existence of the mortgage loan and request notification of any action (as described below) to be taken against the mortgagor or the mortgaged property by the superior lienholder. If the master servicer or a servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related senior lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related mortgaged property sold or foreclosed, then, the master servicer will be required to take, or cause the servicer of the related mortgaged property to take, on behalf of the related trust fund, whatever actions are necessary to protect the interests of the related securityholders, and/or to preserve the security of the related mortgage loan, subject to the REMIC Provisions, if applicable. The master servicer will be required to advance, or cause the servicer of the mortgage loan to advance, the necessary funds to cure the default or reinstate the superior lien, if the advance is in the best interests of the related securityholders and the master servicer or the servicer, as the case may be, determines the advances are recoverable out of payments on or proceeds of the related mortgage loan.

The master servicer for any mortgage pool will also be required to perform, or cause the servicers of the mortgage loans in the mortgage pool to perform, other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts for payment of taxes, insurance premiums and similar items, or otherwise monitoring the timely payment of those items; adjusting mortgage rates on ARM Loans; maintaining Buydown Accounts; supervising foreclosures and similar proceedings; managing REO properties; and maintaining servicing records relating to the mortgage loans in the mortgage pool. The master servicer will be responsible for filing and settling claims in respect of particular mortgage loans under any applicable instrument of credit enhancement. See “Description of Credit Enhancement.”

Special Servicers

If and to the extent specified in the related prospectus supplement, a special servicer may be a party to the related pooling and servicing agreement or servicing agreement or may be appointed by the master servicer or another specified party to perform specified duties in respect of servicing the related mortgage loans that would otherwise be performed by the master servicer (for example, the workout and/or foreclosure of defaulted mortgage loans). The rights and obligations of any special servicer will be specified in the related prospectus supplement, and the master servicer will be liable for the performance of a special servicer only if, and to the extent, set forth in that prospectus supplement.

Realization Upon or Sale of Defaulted Mortgage Loans

Except as described below, the master servicer will be required, in a manner consistent with the servicing standard, to, or to cause the servicers of the mortgage loans to, foreclose upon or otherwise comparably convert the ownership of properties securing any mortgage loans in the related mortgage pool that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. Generally, the foreclosure process will commence no later than 90 days after delinquency of the related mortgage loan. The master servicer and each servicer will be authorized to institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related mortgaged property, by operation of law or otherwise, if the action is consistent with the servicing standard. The master servicer’s or applicable servicer’s actions in this regard must be conducted, however, in a manner that will permit recovery under any instrument of credit enhancement included in the related trust fund. In addition, neither the master servicer nor any other servicer will be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that (1) the foreclosure and/or restoration will increase the proceeds of liquidation of the mortgage loan to the related securityholders after reimbursement to itself for these expenses and (2) these expenses will be recoverable to it from related Insurance Proceeds, Liquidation Proceeds or amounts drawn out of any fund or under any instrument constituting credit enhancement (respecting which it shall have priority for purposes of withdrawal from the Distribution Account in accordance with the pooling and servicing agreement or servicing agreement).

However, unless otherwise specified in the related prospectus supplement, neither the master servicer nor any other servicer may acquire title to any multifamily property or commercial property securing a mortgage loan or take any other action that would cause the related trustee, for the benefit of securityholders of the related series, or any other specified person to be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or an “operator” of such mortgaged property within the meaning of federal environmental laws, unless the master servicer or the servicer of the mortgage loan has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the trust fund), that either:

(1)           the mortgaged property is in compliance with applicable environmental laws and regulations or, if not, that taking actions as are necessary to bring the mortgaged property into compliance with these laws is reasonably likely to produce a greater recovery on a present value basis than not taking those actions; and

(2)           there are no circumstances or conditions present at the mortgaged property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if those circumstances or conditions are present for which any such action could be required, taking those actions with respect to the mortgaged property is reasonably likely to produce a greater recovery on a present value basis than not taking those actions. See “Legal Aspects of Mortgage Loans—Environmental Legislation.”

Neither the master servicer nor any other servicer will be obligated to foreclose upon or otherwise convert the ownership of any mortgaged property securing a single family loan if it has received notice or has actual knowledge that the property may be contaminated with or affected by hazardous wastes or hazardous substances; however, environmental testing will not be required. The master servicer or servicer, as applicable, will not be liable to the securityholders of the related series if, based on its belief that no such contamination or effect exists, the master servicer or such servicer forecloses on a mortgaged property and takes title to the mortgaged property, and thereafter the mortgaged property is determined to be so contaminated or affected.

With respect to a mortgage loan in default, the master servicer or servicer of the mortgage loan may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, neither the master servicer nor the servicer of the mortgage loan is required to continue to pursue both remedies if it determines that one remedy is more likely than the other to result in a greater recovery. Upon the first to occur of final liquidation (by foreclosure or otherwise) or a repurchase or substitution pursuant to a breach of a representation and warranty, the mortgage loan will be removed from the related trust fund if it has not been removed previously. The master servicer or servicer may elect to treat a defaulted mortgage loan as having been finally liquidated if a substantial portion or all of the amounts expected to be received from that mortgage loan have been received. Any additional liquidation expenses relating to the mortgage loan thereafter incurred will be reimbursable to the master servicer or servicer, as applicable, from any amounts otherwise distributable to holders of securities of the related series, or may be offset by any subsequent recovery related to the mortgage loan. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to securityholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit support, the master servicer and servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with the defaulted mortgage loan.

As provided above, the master servicer or a servicer may pass through less than the full amount it expects to receive from the related mortgage loan; however, the master servicer or servicer may only do this if the master servicer or servicer reasonably believes it will maximize the proceeds to the securityholders in the aggregate. To the extent the master servicer or servicer receives additional recoveries following liquidation, the amount of the Realized Loss will be restated, and the additional recoveries will be passed through the trust as Liquidation Proceeds. In the event the amount of the Realized Loss is restated, the amount of overcollateralization or the principal balance of the most subordinate class of securities in the trust may be increased. However, the holders of any securities whose principal balance is increased will not be reimbursed interest for the period during which the principal balance of their securities was lower.

With respect to a series of securities, if so provided in the related prospectus supplement, the applicable form of credit enhancement may provide, to the extent of coverage, that a defaulted mortgage loan will be removed from the trust fund prior to the final liquidation thereof. In addition, a pooling and servicing agreement or servicing agreement may grant to the depositor, an affiliate of the depositor, the master servicer, a special servicer, a provider of credit enhancement and/or the holder or holders of specified classes of securities of the related series a right of first refusal to purchase from the trust fund, at a predetermined purchase price, any mortgage loan as to which a specified number of scheduled payments are delinquent. If the purchase price is insufficient to fully fund the entitlements of securityholders to principal and interest, it will be specified in the related prospectus supplement. Furthermore, a pooling and servicing agreement or a servicing agreement may authorize the master servicer or servicer of the mortgage loan to sell any defaulted mortgage loan if and when the master servicer or servicer determines, consistent with the servicing standard, that the sale would produce a greater recovery to securityholders on a present value basis than would liquidation of the related mortgaged property.

In the event that title to any mortgaged property is acquired by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the trustee or to its nominee on behalf of securityholders of the related series. Notwithstanding any acquisition of title and cancellation of the related mortgage loan, the REO Mortgage Loan will be considered for most purposes to be an outstanding mortgage loan held in the trust fund until the mortgaged property is sold and all recoverable Liquidation Proceeds and Insurance Proceeds have been received with respect to the defaulted mortgage loan. For purposes of calculations of amounts distributable to securityholders in respect of an REO Mortgage Loan, the amortization schedule in effect at the time of any acquisition of title (before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) will be deemed to have continued in effect (and, in the case of an ARM Loan, the amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date therefor) so long as the REO Mortgage Loan is considered to remain in the trust fund.

If title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell, or cause the servicer of the mortgage loan to sell, the mortgaged property within three years of acquisition, unless (1) the IRS grants an extension of time to sell the property or (2) the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund for more than three years after its acquisition will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding. Subject to the foregoing and any other tax-related constraints, the master servicer generally will be required to solicit bids, or to cause a servicer to solicit bids, for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. If title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer will also be required to ensure that the mortgaged property is administered so that it constitutes “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at all times, that the sale of the property does not result in the receipt by the trust fund of any income from non-permitted assets as described in Section 860F(a)(2)(B) of the Code, and that the trust fund does not derive any “net income from foreclosure property” within the meaning of Section 860G(c)(2) of the Code with respect to the property.

If Liquidation Proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan plus accrued interest plus the aggregate amount of reimbursable expenses incurred by the master servicer or the servicer, as applicable, with respect to the mortgage loan, and the shortfall is not covered under any applicable instrument or fund constituting credit enhancement, the trust fund will realize a loss in the amount of the difference. The master servicer or servicer, as applicable, will be entitled to reimburse itself from the Liquidation Proceeds recovered on any defaulted mortgage loan, prior to the distribution of

Liquidation Proceeds to securityholders, amounts that represent unpaid servicing compensation in respect of the mortgage loan, unreimbursed servicing expenses incurred with respect to the mortgage loan and any unreimbursed advances of delinquent payments made with respect to the mortgage loan. If so provided in the related prospectus supplement, the applicable form of credit enhancement may provide for reinstatement subject to specified conditions in the event that, following the final liquidation of a mortgage loan and a draw under the credit enhancement, subsequent recoveries are received. In addition, if a gain results from the final liquidation of a defaulted mortgage loan or an REO Mortgage Loan which is not required by law to be remitted to the related mortgagor, the master servicer or servicer, as applicable, will be entitled to retain the gain as additional servicing compensation unless the related prospectus supplement provides otherwise. For a description of the master servicer’s (or other specified person’s) obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the mortgage loans, see “Description of Credit Enhancement” and “Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder.”

Servicing and Other Compensation and Payment of Expenses; Retained Interest

The principal servicing compensation to be paid to the master servicer in respect of its master servicing activities for a series of securities will be equal to the percentage or range of percentages per annum described in the related prospectus supplement of the outstanding principal balance of each mortgage loan, and this compensation will be retained by it on a monthly or other periodic basis from collections of interest on each mortgage loan in the related trust fund at the time the collections are deposited into the applicable Distribution Account. This portion of the servicing fee will be calculated with respect to each mortgage loan by multiplying the fee by the principal balance of the mortgage loan. In addition, to the extent not permitted to be retained by the servicer of the mortgage loan, the master servicer may retain all prepayment premiums, assumption fees and late payment charges, to the extent collected from mortgagors, and any benefit which may accrue as a result of the investment of funds in the applicable Distribution Account. Any additional servicing compensation will be described in the related prospectus supplement.

The principal servicing compensation to be paid to each servicer in respect of its servicing activities for a series of securities will be equal to the percentage or range of percentages per annum described in the related prospectus supplement of the outstanding principal balance of each mortgage loan serviced by such servicer, and this compensation will be retained by it on a monthly or other periodic basis from collections of interest on each mortgage loan in the related trust fund at the time the collections are deposited into such servicer’s Protected Account. This portion of the servicing fee will be calculated with respect to each mortgage loan serviced by a servicer by multiplying the fee by the principal balance of the mortgage loan. In addition, each servicer may retain all prepayment premiums, assumption fees and late payment charges, to the extent collected from mortgagors, and any benefit which may accrue as a result of the investment of funds in its Protected Account. Any additional servicing compensation will be described in the related prospectus supplement.

The master servicer will pay or cause to be paid some of the ongoing expenses associated with each trust fund and incurred by it in connection with its responsibilities under the pooling and servicing agreement or servicing agreement, including, if so specified in the related prospectus supplement, payment of any fee or other amount payable in respect of any alternative credit enhancement arrangements, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee and the security registrar, and payment of expenses incurred in enforcing the obligations of the servicers and the Sellers. The master servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of the servicers and the Sellers under limited circumstances. In addition, the master servicer and each servicer will be entitled to reimbursements for some of its expenses incurred in connection with liquidated mortgage loans and in connection with the restoration of mortgaged properties, this right of reimbursement being prior to the rights of securityholders to receive any related Liquidation Proceeds or Insurance Proceeds. If and to the extent so provided in the related prospectus supplement, the master servicer and each servicer will be entitled to receive interest on amounts advanced to cover reimbursable expenses for the period that the advances are outstanding at the rate specified in the prospectus supplement, and the master servicer and each servicer will be entitled to payment of the interest periodically from general collections on the mortgage loans in the related trust fund prior to any payment to securityholders or as otherwise provided in the related pooling and servicing agreement or servicing agreement and described in the prospectus supplement.

If and to the extent provided in the related prospectus supplement, the master servicer and the servicers may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to any Prepayment Interest Shortfalls resulting from mortgagor prepayments during that period. See “Yield Considerations.”

Evidence as to Compliance

Each pooling and servicing agreement and servicing agreement will provide that on or before a specified date in March of each year, beginning with the first year after the year in which the cut-off date occurs, each party responsible for the servicing function will provide to the depositor and the trustee a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(a) of Regulation AB (the “AB Servicing Criteria”). The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration. Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

Each pooling and servicing agreement and servicing agreement will also provide that the each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

Each pooling and servicing agreement and servicing agreement will also provide for delivery to the trustee, on or before a specified date in March of each year, of a separate annual statement of compliance from each entity responsible for the servicing function to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the pooling and servicing agreement or servicing agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement shall specify such failure and the nature and status thereof. This statement may be provided as a single form making the required statements as to more than one pooling and servicing agreement or servicing agreement.

Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance may be obtained by securityholders without charge upon written request to the master servicer or trustee. These items will be filed with the issuing entity’s annual report on Form 10-K, to the extent required under Regulation AB.

DESCRIPTION OF THE SECURITIES

General

The securities will be issued in series. Each series of certificates (or, in some instances, two or more series of certificates) will be issued pursuant to a pooling and servicing agreement, similar to one of the forms filed as an exhibit to the registration statement of which this prospectus is a part. Each pooling and servicing agreement will be filed with the Commission as an exhibit to a Current Report on Form 8-K. Each series of notes (or, in some instances, two or more series of notes) will be issued pursuant to an indenture between the related issuing entity and the trustee, similar to the form filed as an exhibit to the registration statement of which this prospectus is a part. The trust fund will be created pursuant to an owner trust agreement between the depositor and the owner trustee. Each indenture, along with the related servicing agreement and owner trust agreement, will be filed with the Commission as an exhibit to a Current Report on Form 8-K. Qualified counsel will render an opinion to the effect that the trust fund’s assets will not be considered assets of the Seller or the depositor in the event of the bankruptcy of the Seller or the depositor. The following summaries (together with additional summaries under “The Agreements” below) describe the material provisions relating to the securities common to each Agreements.

Certificates of each series covered by a particular pooling and servicing agreement will evidence specified beneficial ownership interests in a separate trust fund created pursuant to the pooling and servicing agreement. Each series of notes covered by a particular indenture will evidence indebtedness of a separate trust fund created pursuant to the related owner trust agreement. A trust fund will consist of, to the extent provided in the pooling and servicing agreement or owner trust agreement:

•

the mortgage loans (and the related mortgage documents) or interests therein (including any mortgage securities) underlying a particular series of securities as from time to time are subject to the pooling and servicing agreement or servicing agreement, exclusive of, if specified in the related prospectus supplement, any interest retained by the depositor or any of its affiliates with respect to each mortgage loan;

•

all payments and collections in respect of the mortgage loans or mortgage securities due after the related cut-off date, as from time to time are identified as deposited in respect thereof in the related Protected Account, Distribution Account or any other account established pursuant to the Agreement as described below;

•	any property acquired in respect of mortgage loans in the trust fund, whether through foreclosure of a mortgage loan or by deed in lieu of foreclosure;

•	hazard insurance policies, Primary Insurance Policies, FHA insurance policies and VA guarantees, if any, maintained in respect of mortgage loans in the trust fund and the proceeds of these policies;

•	U.S. Government Securities;

•	the rights of the depositor under any mortgage loan purchase agreement, including in respect of any representations and warranties therein; and

•

any combination, as and to the extent specified in the related prospectus supplement, of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy, or currency or interest rate exchange agreements as described under “Description of Credit Enhancement”.

If provided in the related prospectus supplement, the original principal amount of a series of securities may exceed the principal balance of the mortgage loans or mortgage securities initially being delivered to the trustee. Cash in an amount equal to this difference will be deposited into a pre-funding account maintained with the trustee. During the period set forth in the related prospectus supplement, amounts on deposit in the pre-funding account may be used to purchase additional mortgage loans or mortgage securities for the related trust fund. Any amounts remaining in the pre-funding account at the end of the period will be distributed as a principal prepayment to the holders of the related series of securities at the time and in the manner set forth in the related prospectus supplement.

Each series of securities may consist of any one or a combination of the following types of classes:

Accretion Directed	A class of securities designated to receive principal payments primarily from the interest that accrues on specified Accrual Classes.
Accrual

A class of securities where the accrued interest otherwise payable to such certificates is allocated to specified classes of certificates as principal payments in reduction of their certificate principal balance. The certificate principal balance of the Accrual Class will be increased to the extent such accrued interest is so allocated.

Companion

A class that receives principal payments on any distribution date only if scheduled payments have been made on specified planned principal classes, targeted principal classes or scheduled principal classes.

Component

A class consisting of “components.” The components of a class of component securities may have different principal and/or interest payment characteristics but together constitute a single class. Each component of a class of component securities may be identified as falling into one or more of the categories in this list.

Fixed Rate	A class with an interest rate that is fixed throughout the life of the class.
Floating Rate

A class that receives interest payments based on an interest rate that fluctuates each payment period based on a designated index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds, plus a specified margin.

Interest Only or IO	A class of securities with no principal balance and which is not entitled to principal payments. Interest usually accrues based on a specified notional amount.
Inverse Floating Rate

A class of securities where the pass-through rate adjusts based on the excess between a specified rate and LIBOR or another index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds.

Lock Out	A class of securities which is “locked out” of certain payments, usually principal, for a specified period of time.
Partial Accrual

A class that accretes a portion of the amount of accrued interest thereon, which amount will be added to the principal balance of such class on each applicable distribution date, with the remainder of such accrued interest to be distributed currently as interest on such class. Such accretion may continue until a specified event has occurred or until such Partial Accrual class is retired.

Principal Only	A class of securities which is not entitled to interest payments.
Planned Amortization Class or PAC	A class of securities with a principal balance that is reduced based on a schedule of principal balances, assuming a certain range of prepayment rates on the underlying assets.
Scheduled Principal

A class that is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a Planned Principal Class or Targeted Principal Class. In many cases, the schedule is derived by assuming two constant prepayment rates for the underlying assets. These two rates are the endpoints for the “structuring range” for the scheduled principal class.

Senior Support

A class that absorbs the realized losses other than excess losses that would otherwise be allocated to a Super Senior Class after the related classes of subordinated securities are no longer outstanding.

Sequential Pay

Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first distribution date on which they receive principal until they are retired. A single class that receives principal payments before or after all other classes in the same series of securities may be identified as a sequential pay class.

Super Senior

A class that will not bear its proportionate share of realized losses (other than excess losses) as its share is directed to another class, referred to as the “support class” until the class principal balance of the support class is reduced to zero.

Target Amortization or TAC	A class of securities with a principal balance that is reduced based on a scheduled of principal balances, assuming a certain targeted rate of prepayments on the related collateral.
Variable Rate

A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the Loan Rates borne by the underlying loans).

With respect to any series of notes, the related Equity Certificates, insofar as they represent the beneficial ownership interest in the Issuing Entity, will be subordinate to the related notes. As to each series, the offered securities will be rated in one of the four highest rating categories by one or more Rating Agencies. Credit support for the offered securities of each series may be provided by a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, reserve fund, currency or interest rate exchange agreement, overcollateralization, cross-collateralization or by the subordination of one or more other classes of securities, each, as described under “Description of Credit Enhancement,” or by any combination of the foregoing.

If so specified in the prospectus supplement relating to a series of certificates, one or more elections may be made to treat the related trust fund, or a designated portion thereof, as a REMIC. If an election is made with respect to a series of certificates, one of the classes of certificates in the series will be designated as evidencing the sole class of “residual interests” in each related REMIC, as defined in the Code; alternatively, a separate class of ownership interests will evidence the residual interests. All other classes of certificates in the series will constitute “regular interests” in the related REMIC, as defined in the Code. As to each series of certificates as to which a REMIC election is to be made, the master servicer, trustee or other specified person will be obligated to take specified actions required in order to comply with applicable laws and regulations.

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                                          $5,084,484,000 (Approximate)
                                  Structured Asset Mortgage Investments II Inc.
                                                    Depositor
                                            Bear Stearns ALT-A Trust
                                       Mortgage Pass-Through Certificates,
                                                  Series 2006-4

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                                              Prospectus Supplement
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                                            Bear, Stearns & Co. Inc.
                                                   Underwriter
You should rely only on the information  contained or incorporated by reference in this prospectus supplement and the accompanying prospectus.  We have not authorized anyone to provide you with different information.
We are not offering the offered certificates in any state where offer is not permitted.
Dealers will be required to deliver a prospectus  supplement and prospectus  when acting as  underwriters  of the
certificates   offered  by  this  prospectus   supplement  and  with  respect  to  their  unsold   allotments  or
subscriptions.  In addition,  all dealers selling the offered certificates,  whether or not participating in this offering,  may be required to deliver a prospectus  supplement  and prospectus for 90 days after the date of this prospectus  supplement,  such delivery obligation generally may be satisfied through the filing of the prospectus supplement and prospectus with the Securities and Exchange Commission.
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(1)      The description  herein and in Schedule A hereof of the mortgage loans is based upon estimates of the  composition  thereof as of the Cut-off  Date,  as  adjusted to reflect the Stated  Principal  Balances  as of the Cut-off  Date.  Prior to the  issuance of the
Certificates,  mortgage  loans may be removed as a result of (i)  principal  prepayments  thereof in full prior to June 30, 2006,  (ii)
requirements  of Moody’s or S&P or (iii)  delinquencies  or otherwise.  In any such event,  other mortgage loans may be included in the trust.  The  Depositor  believes  that the  estimated  information  set forth herein with  respect to the  mortgage  loans as presently
constituted  is  representative  of  the  characteristics   thereof  at  the  time  the  Certificates  are  issued,   although  certain
characteristics of the mortgage loans may vary.